UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Overseas Value Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Fund Governance	29

Shareholder Meeting Results	33

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Overseas Value Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class Z shares returned 17.06%.

■  The fund trailed its benchmark, the MSCI EAFE Value Index (Net)1, which returned 18.55%. Its return also lagged the 21.24% average return of the funds in its peer group, the Lipper International Multi-Cap Value Funds Classification.2

■  Stock selection, especially a focus on more defensive companies in the consumer discretionary sector, held back performance despite strong results from holdings in the financials sector.

Portfolio Management

Fred Copper has managed the fund since 2010. From 2008 until joining Columbia Management Investment Advisers, LLC in May 2010, Mr. Copper was associated with the fund's previous investment adviser as an investment professional.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (Net) is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+17.06%

Class Z shares (without sales charge)

+18.55%

MSCI EAFE Value Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Overseas Value Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a broad gauge of stock market performance in foreign developed markets, gained 20.00% (in U.S.

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

2

Economic Update (continued) – Columbia Overseas Value Fund

dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/31/08 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/31/08 – 02/28/11 ($)

Sales charge	without	with
Class Z	8,868	n/a

Average annual total return as of 02/28/11 (%)

Share class	Z
Inception	03/31/08
Sales charge	without
1-year	17.06
Life	–4.04

The Fund commenced operations on March 31, 2008. The returns shown do not reflect any sales charges and have not been adjusted to reflect differences in expenses. if differences in expenses were reflected, the return shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Overseas Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z	1,000.00	1,000.00	1,216.10	1,019.09	6.32	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class Z	8.00

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class Z	0.15

For the 12-month period that ended February 28, 2011, the fund's Class Z shares returned 17.06%. The fund's results trailed the MSCI EAFE Value Index (Net), which returned 18.55% over the same period. The average return for funds in its peer group, the Lipper International Multi-Cap Value Funds Classification, was 21.24%. Stock selection, especially in the consumer discretionary sector, generally accounted for the fund's shortfall against its benchmark and competing funds. Disappointing results from defensive consumer stocks offset strong returns from financials and from the fund's holdings in Japan.

Global recovery lifted cyclical stocks in foreign markets

We positioned the fund to take advantage of a continued rebound in the world economy, and a strong rally in international equity markets over most of the period contributed to healthy returns. However, the fund's emphasis on defensive consumer discretionary stocks held back performance relative to the index. The fund had less exposure than the index to consumer companies that were closely tied to the economy, which were strong performers as the global economy recovered and consumer demand improved. Some of the fund's consumer holdings also experienced company-specific problems. Game Group of the United Kingdom and Altek of Taiwan (0.5% and 0.6% of net assets, respectively) were two examples. A retailer of video game software, Game Group felt the effects of competition from increased on-line downloading of video games. The absence of new game hardware platforms, which typically drive software sales for video games, also hurt. Meanwhile, Altek, a camera manufacturer, was hurt by higher lens prices, which cut into profit margins. Outside the consumer group, a notable disappointment was AWE (0.5% of net assets). This Australian oil exploration and production company experienced a setback in its oil exploration program.

Financials holdings supported results

Two British financials selections posted standout results. Intermediate Capital (1.0% of net assets), a non-bank corporate lending firm, benefited from the reluctance of many banks with their own balance sheet problems to make new commercial loans. Intermediate Capital was able to provide loans on favorable terms to corporations with good credit. Brit Insurance Holdings, a property-and-casualty insurer, was acquired by a private equity firm at a premium stock price. Another takeover target that supported performance was Demag Cranes, a German industrial crane manufacturer that already did well because of increased shipping activity at the world's major ports. Demag Cranes' share price was lifted further by its acquisition. Good stock selection in Japan also helped lift results. Two strong performers were Miraca Holdings and Daiichikosho (0.8% and 1.3% of net assets, respectively). Miraca provides diagnostic testing services for the health care industry, while Daiichikosho produces a popular line of karaoke equipment.

Despite challenges, foreign equity outlook remains good

We believe the global economy should continue to recover and provide good investment opportunities in foreign equity markets, especially in developed economies where short-term interest rates remain low. We think stocks offer attractive value relative to other asset classes, especially low-yielding fixed-income investments.

6

Portfolio Manager's Report (continued) – Columbia Overseas Value Fund

Notwithstanding this optimism, there are concerns that can unsettle the markets. Political unrest in the Middle East already has had a direct impact on world markets by pushing up the price of oil. If popular unrest spreads beyond the Middle East, it could create even more uncertainty in the capital markets. On a separate note, equity investors remain unpersuaded that peripheral European nations, such as Greece, are on track to resolve their debt problems, even after receiving assistance from the European Union and the International Monetary Fund. Another European debt crisis remains a possibility.

Despite these uncertainties, we believe the current global economic recovery is sustainable, providing the potential backdrop for further gains both in corporate profits and stock prices. Given this view, we would consider any market weakness caused by Middle Eastern political unrest or European credit problems as an opportunity to buy attractive stocks at favorable prices.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the manager has placed on it.

Top 5 sectors

as of 02/28/11 (%)

Financials	32.4
Energy	13.1
Health Care	9.6
Consumer Discretionary	9.3
Telecommunication Services	9.2

Top 10 holdings

as of 02/28/11 (%)

Total	3.4
Royal Dutch Shell	3.3
Banco Santander	2.7
Australia & New Zealand Banking Group	2.0
Vodafone Group	2.0
Sumitomo Mitsui Financial Group	2.0
BP	2.0
Zurich Financial Services AG	2.0
Sanofi-Aventis	1.9
Enel	1.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Overseas Value Fund

February 28, 2011

Common Stocks – 100.6%
	Shares	Value ($)
Consumer Discretionary – 9.3%
Auto Components – 1.1%
Exedy Corp.	1,300	43,087
Kongsberg Automotive Holding ASA (a)	66,318	51,513
Auto Components Total		94,600
Automobiles – 3.4%
Fuji Heavy Industries Ltd.	9,000	77,554
Nissan Motor Co., Ltd.	6,300	64,733
Proton Holdings Bhd	28,100	35,642
Toyota Motor Corp.	2,600	121,491
Automobiles Total		299,420
Household Durables – 0.5%
Arnest One Corp.	3,300	41,732
Household Durables Total		41,732
Internet & Catalog Retail – 0.9%
Hyundai Home Shopping Network Corp.	952	78,888
Internet & Catalog Retail Total		78,888
Leisure Equipment & Products – 0.6%
Altek Corp.	38,767	52,958
Leisure Equipment & Products Total		52,958
Media – 1.3%
Daiichikosho Co., Ltd.	5,800	113,152
Media Total		113,152
Specialty Retail – 1.0%
Game Group PLC	45,453	45,073
Halfords Group PLC	6,584	41,475
Specialty Retail Total		86,548
Textiles, Apparel & Luxury Goods – 0.5%
LG Fashion Corp.	1,610	40,222
Textiles, Apparel & Luxury Goods Total		40,222
Consumer Discretionary Total		807,520
Consumer Staples – 2.6%
Beverages – 0.8%
Cott Corp. (a)	8,794	73,518
Beverages Total		73,518
Food & Staples Retailing – 1.3%
Koninklijke Ahold NV	4,977	66,812
Matsumotokiyoshi Holdings Co., Ltd.	1,900	42,656
Food & Staples Retailing Total		109,468

	Shares	Value ($)
Food Products – 0.5%
Balrampur Chini Mills Ltd. (a)	26,485	38,892
Food Products Total		38,892
Consumer Staples Total		221,878
Energy – 13.1%
Energy Equipment & Services – 1.5%
Electromagnetic GeoServices AS (a)	30,033	59,527
Shinko Plantech Co., Ltd.	6,300	67,646
Energy Equipment & Services Total		127,173
Oil, Gas & Consumable Fuels – 11.6%
AWE Ltd. (a)	23,520	39,771
BP PLC	21,266	171,023
ENI SpA	3,814	92,999
Rosneft Oil Co., GDR	9,416	88,887
Royal Dutch Shell PLC, Class B	8,031	287,027
Total SA	4,745	290,791
Yanzhou Coal Mining Co., Ltd., Class H	13,400	40,257
Oil, Gas & Consumable Fuels Total		1,010,755
Energy Total		1,137,928
Financials – 32.4%
Capital Markets – 4.6%
Credit Suisse Group AG, Registered Shares	2,047	94,694
Deutsche Bank AG, Registered Shares	1,666	107,087
ICAP PLC	9,188	77,744
Intermediate Capital Group PLC	15,937	83,268
Tokai Tokyo Financial Holdings, Inc.	11,000	40,799
Capital Markets Total		403,592
Commercial Banks – 13.3%
Australia & New Zealand Banking Group Ltd.	7,065	174,614
Banco Bilbao Vizcaya Argentaria SA	6,651	82,107
Banco Santander SA	18,752	231,209
Bangkok Bank PCL, Foreign Registered Shares	10,400	54,661
BNP Paribas	1,914	149,440
Commonwealth Bank of Australia	1,781	96,811
Mitsubishi UFJ Financial Group, Inc.	11,500	63,882
National Bank of Canada	768	59,176
Sumitomo Mitsui Financial Group, Inc.	4,600	174,072
Turkiye Is Bankasi, Class C	12,068	37,591
UCO Bank	15,506	33,753
Commercial Banks Total		1,157,316

See Accompanying Notes to Financial Statements.

8

Columbia Overseas Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Diversified Financial Services – 2.4%
Fuyo General Lease Co., Ltd.	2,200	82,034
ING Groep NV (a)	9,747	122,224
Diversified Financial Services Total		204,258
Insurance – 7.8%
Allianz SE, Registered Shares	818	117,847
Baloise Holding AG, Registered Shares	910	98,336
Hartford Financial Services Group, Inc.	1,994	59,022
Lancashire Holdings Ltd.	4,658	45,471
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	565	94,301
Sampo Oyj, Class A	3,149	97,469
Zurich Financial Services AG, Registered Shares	583	169,234
Insurance Total		681,680
Real Estate Investment Trusts (REITs) – 1.6%
Japan Retail Fund Investment Corp.	52	89,502
Wereldhave NV	461	46,815
Real Estate Investment Trusts (REITs) Total		136,317
Real Estate Management & Development – 2.7%
Cheung Kong Holdings Ltd.	5,500	86,065
Hongkong Land Holdings Ltd.	11,000	75,652
Huaku Development Co., Ltd.	11,000	32,782
Sinolink Worldwide Holdings Ltd.	344,000	42,125
Real Estate Management & Development Total		236,624
Financials Total		2,819,787
Health Care – 9.6%
Biotechnology – 0.7%
Celgene Corp. (a)	1,178	62,552
Biotechnology Total		62,552
Health Care Providers & Services – 0.8%
Miraca Holdings, Inc.	1,800	69,640
Health Care Providers & Services Total		69,640
Pharmaceuticals – 8.1%
AstraZeneca PLC	2,936	142,996
GlaxoSmithKline PLC	6,016	115,501
Jazz Pharmaceuticals, Inc. (a)	1,507	37,117
Novartis AG, Registered Shares	1,777	99,647
Recordati SpA	8,298	77,579
Sanofi-Aventis SA	2,345	161,799
Santen Pharmaceutical Co., Ltd.	1,700	66,500
Pharmaceuticals Total		701,139
Health Care Total		833,331

	Shares	Value ($)
Industrials – 7.9%
Airlines – 0.3%
Turk Hava Yollari A.O. (a)	9,119	25,553
Airlines Total		25,553
Commercial Services & Supplies – 0.8%
Aeon Delight Co., Ltd.	3,800	70,147
Commercial Services & Supplies Total		70,147
Construction & Engineering – 1.3%
KHD Humboldt Wedag International AG	3,458	37,893
Macmahon Holdings Ltd.	125,790	74,383
Construction & Engineering Total		112,276
Industrial Conglomerates – 1.7%
DCC PLC	2,831	90,829
Tyco International Ltd.	1,155	52,368
Industrial Conglomerates Total		143,197
Professional Services – 0.7%
Teleperformance	1,642	62,357
Professional Services Total		62,357
Trading Companies & Distributors – 3.1%
ITOCHU Corp.	7,300	75,913
Kloeckner & Co., SE (a)	2,535	82,382
Mitsui & Co., Ltd.	6,200	113,336
Trading Companies & Distributors Total		271,631
Industrials Total		685,161
Information Technology – 4.9%
Electronic Equipment, Instruments & Components – 2.1%
FUJIFILM Holdings Corp.	1,400	49,291
Hitachi Ltd.	13,000	79,123
Venture Corp., Ltd.	8,000	59,509
Electronic Equipment, Instruments & Components Total		187,923
IT Services – 0.7%
Groupe Steria SCA	1,935	61,041
IT Services Total		61,041
Office Electronics – 0.8%
Canon, Inc.	1,400	67,703
Office Electronics Total		67,703

See Accompanying Notes to Financial Statements.

9

Columbia Overseas Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 1.3%
Hanwha SolarOne Co., Ltd., ADR (a)	4,564	39,022
Macronix International	100,267	73,285
Semiconductors & Semiconductor Equipment Total		112,307
Information Technology Total		428,974
Materials – 5.4%
Chemicals – 2.2%
BASF SE	895	74,424
Clariant AG, Registered Shares (a)	2,595	42,789
Kansai Paint Co., Ltd.	8,000	76,208
Chemicals Total		193,421
Containers & Packaging – 0.8%
Smurfit Kappa Group PLC (a)	5,596	69,500
Containers & Packaging Total		69,500
Metals & Mining – 1.5%
Eastern Platinum Ltd. (a)	24,000	38,042
First Quantum Minerals Ltd.	482	62,759
Kobe Steel Ltd.	11,000	30,107
Metals & Mining Total		130,908
Paper & Forest Products – 0.9%
Svenska Cellulosa AB, Class B	4,621	76,389
Paper & Forest Products Total		76,389
Materials Total		470,218
Telecommunication Services – 9.2%
Diversified Telecommunication Services – 4.4%
BCE, Inc.	2,438	90,389
Tele2 AB, Class B	4,184	95,457
Telefonica SA	4,194	106,490
Telenor ASA	5,632	93,377
Diversified Telecommunication Services Total		385,713
Wireless Telecommunication Services – 4.8%
Advanced Info Service PCL, Foreign Registered Shares	15,000	39,002
Freenet AG	7,353	84,827
Softbank Corp.	1,300	53,448
Vivo Participacoes SA, ADR	1,687	62,099
Vodafone Group PLC	61,548	174,397
Wireless Telecommunication Services Total		413,773
Telecommunication Services Total		799,486

	Shares	Value ($)
Utilities – 6.2%
Electric Utilities – 2.9%
Enel SpA	25,316	150,848
Fortum Oyj	3,090	95,728
Electric Utilities Total		246,576
Independent Power Producers & Energy Traders – 0.4%
Energy Development Corp.	276,000	35,627
Independent Power Producers & Energy Traders Total		35,627
Multi-Utilities – 2.4%
AGL Energy Ltd.	3,570	52,962
Centrica PLC	14,977	82,806
RWE AG	1,091	73,635
Multi-Utilities Total		209,403
Water Utilities – 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	1,800	44,108
Water Utilities Total		44,108
Utilities Total		535,714
Total Common Stocks (cost of $7,884,520)		8,739,997
Total Investments – 100.6% (cost of $7,884,520) (b)		8,739,997
Other Assets & Liabilities, Net – (0.6)%		(49,850)
Net Assets – 100.0%		8,690,147

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $7,995,076.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

10

Columbia Overseas Value Fund

February 28, 2011

Fair value inputs are summarized in the three broad levels listed below:

  • Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$807,520	$—	$807,520
Consumer Staples	73,518	148,360	—	221,878
Energy	88,887	1,049,041	—	1,137,928
Financials	118,198	2,701,589	—	2,819,787
Health Care	99,669	733,662	—	833,331
Industrials	52,368	632,793	—	685,161
Information Technology	39,022	389,952	—	428,974
Materials	100,801	369,417	—	470,218
Telecommunication Services	152,488	646,998	—	799,486
Utilities	44,108	491,606	—	535,714
Total Common Stocks	769,059	7,970,938	—	8,739,997
Total Investments	769,059	7,970,938	—	8,739,997
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	18,815	—	18,815
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(11,771)	—	(11,771)
Total	$769,059	$7,977,982	$—	$8,747,041

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$64,400	$64,400	$—

Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

For the year ended February 28, 2011, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2010	3	$192
Options written	284	10,230
Options terminated in closing purchase transactions	(101)	(5,940)
Options exercised	(60)	(240)
Options expired	(126)	(4,242)
Options outstanding at February 28, 2011	—	$—

Forward foreign currency exchange contracts outstanding on February 28, 2011, are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
Morgan Stanley
Capital
Services, Inc.	AUD	$292,175	$289,318	04/28/11	$2,857
Morgan Stanley Capital Services, Inc.	EUR	445,415	440,294	04/28/11	5,121
Morgan Stanley Capital Services, Inc.	GBP	302,215	300,325	04/28/11	1,890
Morgan Stanley Capital Services, Inc.	JPY	125,749	125,584	04/28/11	165
Morgan Stanley Capital Services, Inc.	SEK	36,214	35,355	04/28/11	859
Morgan Stanley Capital Services, Inc.	SGD	87,306	87,120	04/28/11	186
					$11,078

See Accompanying Notes to Financial Statements.

11

Columbia Overseas Value Fund

February 28, 2011

Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley
Capital
Services, Inc.	CAD	$299,146	$293,760	04/28/11	$(5,386)
Morgan Stanley Capital Services, Inc.	CHF	142,144	138,915	04/28/11	(3,229)
Morgan Stanley Capital Services, Inc.	KRW	109,046	111,046	04/28/11	2,000
Morgan Stanley Capital Services, Inc.	MYR	42,778	43,049	04/28/11	271
Morgan Stanley Capital Services, Inc.	NOK	79,935	77,807	04/28/11	(2,128)
Morgan Stanley Capital Services, Inc.	PHP	35,248	34,929	04/28/11	(319)
Morgan Stanley Capital Services, Inc.	THB	66,203	65,494	04/28/11	(709)
Morgan Stanley Capital Services, Inc.	TWD	149,671	155,137	04/28/11	5,466
					$(4,034)

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities by Country	Value	% of Total Investments
Japan	$1,773,755	20.3
United Kingdom	1,266,781	14.5
France	725,428	8.3
Germany	672,397	7.7
Switzerland	504,699	5.8
Australia	438,541	5.0
Spain	419,806	4.8
Canada	323,883	3.7
Italy	321,427	3.7
Netherlands	235,850	2.7
United States	211,060	2.5
Norway	204,418	2.3
Hong Kong	203,842	2.3
Finland	193,197	2.2
Sweden	171,846	2.0
Ireland	160,329	1.8
Taiwan	159,026	1.8
South Korea	119,110	1.4
Brazil	106,206	1.2
Thailand	93,664	1.1
Russia	88,887	1.0
China	79,279	0.9
India	72,645	0.8
Turkey	63,144	0.7
Singapore	59,508	0.7
Malaysia	35,642	0.4
Philippines	35,627	0.4
	$8,739,997	100.0

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	Pound Sterling

GDR	Global Depository Receipt

JPY	Japanese Yen

KRW	South Korean Won

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PHP	Philippine Peso

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Overseas Value Fund
February 28, 2011

		($)
Assets	Investments, at cost	7,884,520
	Investments, at value	8,739,997
	Cash	13,088
	Foreign currency (cost of $1,452)	1,412
	Unrealized appreciation on forward foreign currency exchange contracts	18,815
	Receivable for:
	Dividends	25,285
	Foreign tax reclaims	7,243
	Expense reimbursement due from Investment Manager	14,689
	Prepaid expenses	25
	Total Assets	8,820,554
Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	11,771
	Payable for:
	Investments purchased	4,261
	Foreign capital gains taxes withheld	1,059
	Investment advisory fee	5,673
	Pricing and bookkeeping fees	5,441
	Transfer agent fee	83
	Trustees' fees	18,599
	Audit fee	34,648
	Legal fee	20,047
	Custody fee	8,560
	Reports to shareholders	19,114
	Chief compliance officer expenses	131
	Other liabilities	1,020
	Total Liabilities	130,407
	Net Assets	8,690,147
Net Assets Consist of	Paid-in capital	10,527,110
	Overdistributed net investment income	(88,280)
	Accumulated net realized loss	(2,610,526)
	Net unrealized appreciation (depreciation) on:
	Investments	855,477
	Foreign currency translations and forward foreign currency exchange contracts	7,425
	Foreign capital gains tax	(1,059)
	Net Assets	8,690,147
Class Z	Net assets	$8,690,147
	Shares outstanding	1,086,879
	Net asset value, offering and redemption price per share	$8.00

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Overseas Value Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	285,405
	Interest	3
	Foreign taxes withheld	(24,594)
	Total Investment Income	260,814
Expenses	Investment advisory fee	64,261
	Transfer agent fee	69
	Pricing and bookkeeping fees	51,388
	Trustees' fees	28,774
	Custody fee	34,447
	Audit fee	47,894
	Legal fees	25,000
	Reports to shareholders	30,000
	Chief compliance officer expenses	975
	Other expenses	3,022
	Total Expenses	285,830
	Fees waived or expenses reimbursed by Investment Manager	(195,697)
	Expense reductions	(10)
	Net Expenses	90,123
	Net Investment Income	170,691
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Written Options and Foreign Capital Gains Tax	Net realized gain (loss) on:
	Investments	70,199
	Foreign currency transactions and forward foreign currency exchange contracts	(53,057)
	Written options	3,241
	Net realized gain	20,383
	Net change in unrealized appreciation (depreciation) on:
	Investments	1,039,139
	Foreign currency translations and forward foreign currency exchange contracts	52,830
	Written options	(111)
	Foreign capital gains tax	(1,047)
	Net change in unrealized appreciation (depreciation)	1,090,811
	Net Gain	1,111,194
	Net Increase Resulting from Operations	1,281,885

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Overseas Value Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	170,691	174,290
	Net realized gain (loss) on investments, futures contracts, written options, foreign currency transactions and forward foreign currency exchange contracts	20,383	(354,737)
	Net change in unrealized appreciation (depreciation) on investments, written options, foreign capital gains tax, foreign currency translations and forward foreign currency exchange contracts	1,090,811	3,087,630
	Net increase resulting from operations	1,281,885	2,907,183
Distributions to Shareholders	From net investment income	(165,101)	(293,672)
	Net Capital Stock Transactions	1,838	293,672
	Total increase in net assets	1,118,622	2,907,183
Net Assets	Beginning of period	7,571,525	4,664,342
	End of period	8,690,147	7,571,525
	Overdistributed net investment income at end of period	(88,280)	(51,714)

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Overseas Value Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	1,067,133	8,184,910	—	—
Distributions reinvested	22,767	165,101	40,674	293,672
Redemptions	(1,088,418)	(8,348,173)	—	—
Net increase	1,482	1,838	40,674	293,672

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Overseas Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 28,
Class Z Shares	2011	2010	2009 (a)
Net Asset Value, Beginning of Period	$6.98	$4.46	$10.00
Income from Investment Operations:
Net investment income (b)	0.16	0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign capital gains tax and foreign currency	1.01	2.63	(5.56)
Total from investment operations	1.17	2.80	(5.29)
Less Distributions to Shareholders:
From net investment income	(0.15)	(0.28)	(0.23)
Return of capital	—	—	(0.02)
Total distributions to shareholders	(0.15)	(0.28)	(0.25)
Net Asset Value, End of Period	$8.00	$6.98	$4.46
Total return (c)(d)	17.06%	62.60%	(53.41	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.15%	1.14%	1.10	%(g)
Waiver/Reimbursement	2.50%	1.88%	2.89	%(g)
Net investment income (f)	2.18%	2.46%	3.72	%(g)
Portfolio turnover rate	48%	62%	66	%(e)
Net assets, end of period (000s)	$8,690	$7,572	$4,664

(a)  The Fund commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Overseas Value Fund
February 28, 2011

Note 1. Organization

Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class Z shares, however at February 28, 2011, Class Z shares of the Fund were not publicly offered.

The Fund is authorized to issue Class A, Class C shares, which would be subject to sales charges and Class R shares, which would not be subject to sales charges, however these share classes are not currently offered for sale and have not commenced operations.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under

18

Columbia Overseas Value Fund, February 28, 2011

consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following provides more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

The Fund used forward contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended February 28, 2011, the Fund entered into 272 forward foreign currency exchange contracts.

Options—The Fund had written covered call and purchased put options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call and purchased put options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

19

Columbia Overseas Value Fund, February 28, 2011

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2011, the Fund entered into 284 written call options contracts and 46 purchased put options contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund's derivative instruments as of February 28, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$18,815	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$11,771

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(51,242)	$51,736
Written Options	Equity Risk	3,241	(111)
Purchased Put Options	Equity Risk	(11,939)	—

20

Columbia Overseas Value Fund, February 28, 2011

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.82% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

21

Columbia Overseas Value Fund, February 28, 2011

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.05% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below (Pricing and Bookkeeping fees). In the event the administration fee paid to the Investment Manager is not sufficient to cover the Pricing and Bookkeeping fees, the Investment Manager pays the additional Pricing and Bookkeeping fees on behalf of the Fund. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for was less than 0.01% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

22

Columbia Overseas Value Fund, February 28, 2011

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.15% annually of the Fund's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $10 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,743,390 and $3,772,908, respectively, for the year ended February 28, 2011.

Note 6. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 100.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

23

Columbia Overseas Value Fund, February 28, 2011

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies (PFIC) adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(42,156)	$46,189	$(4,033)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from	2011	2010
Ordinary Income*	$165,101	$293,672

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$744,921

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$1,331,604
Unrealized depreciation	(586,683)
Net unrealized appreciation	$744,921

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$365,313
2018	2,028,503
$2,393,816

Capital loss carryforwards of $218,748 were utilized during the year ended February 28, 2011.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, post-October currency losses of $11,359 and capital losses of $181,219 attributed to security transactions were deferred to March 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured

24

Columbia Overseas Value Fund, February 28, 2011

as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the

25

Columbia Overseas Value Fund, February 28, 2011

MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

27

Federal Income Tax Information (Unaudited) – Columbia Overseas Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2011, of $24,610 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $285,012 ($0.26 per share) for the fiscal year ended February 28, 2011.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

30

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

32

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

33

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Overseas Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Overseas Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1256 A (04/11)

Columbia Convertible Securities Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	15

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Board Consideration and Approval of Amendment to Investment Management Services Agreement	38

Summary of Management Fee Evaluation by Independent Fee Consultant	42

Shareholder Meeting Results	45

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Convertible Securities Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 24.72% without sales charge.

■  The fund's return exceeded that of its benchmark, the BofAML All Convertibles All Qualities Index1 and the average return of its peer group, the Lipper Convertible Securities Funds Classification.2

■  Solid security selection across a range of sectors and a focus on equity-sensitive convertibles at a time of rising stock prices fueled the period's impressive results.

Portfolio Management

David L. King, lead manager, has co-managed the fund since 2010. From March 2010 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. King was associated with the fund's previous investment adviser as an investment professional.

Yan Jin has co-managed the fund since 2010. From 2006 until joining the Investment Manager in May 2010, Mr. Jin was associated with the fund's previous investment adviser as an investment professional.

1The BofAML All Convertibles All Qualities Index is a widely used index that measures convertible securities performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+24.72%

Class A shares (without sales charge)

+20.90%

BofAML All Convertibles All Qualities Index

1

Economic Update – Columbia Convertible Securities Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June 2010, July 2010, and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Convertible Securities Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	16,480	15,530
Class B	15,287	15,287
Class C	15,283	15,283
Class I	n/a	n/a
Class Z	16,912	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	Z
Inception	09/25/87		07/15/98		10/21/96		09/27/10	05/21/99
Sales charge	without	with	without	with	without	with	without	without
1-year	24.72	17.54	23.83	18.83	23.88	22.88	n/a	25.17
5-year	4.69	3.45	3.90	3.59	3.90	3.90	n/a	4.97
10-year/Life	5.12	4.50	4.34	4.34	4.33	4.33	14.92	5.39

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Convertible Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,217.50		1,018.99	6.43		5.86	1.17
Class B	1,000.00	1,000.00	1,212.80		1,015.22	10.59		9.64	1.93
Class C	1,000.00	1,000.00	1,213.70		1,015.27	10.54		9.59	1.92
Class I	1,000.00	1,000.00	1,049.20	*	1,020.63	3.63	*	4.21	0.84
Class Z	1,000.00	1,000.00	1,219.40		1,020.23	5.06		4.61	0.92

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	15.55
Class B	15.28
Class C	15.51
Class I	15.58
Class Z	15.58

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.49
Class B	0.39
Class C	0.39
Class I	0.14
Class Z	0.52

Top 10 holdings

as of 02/28/11 (%)

EMC Corp	3.0
Gilead Sciences	2.5
General Motors	2.3
Citigroup	2.0
Invitrogen	1.9
Apache Corp	1.7
DST Systems	1.5
Dollar Financial Corporation	1.5
Alexandria Real Estate Equities	1.5
MGM Mirage	1.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 24.72% without sales charge. Its benchmark, the BofAML All Convertibles All Qualities Index, returned 20.90%. The average return of funds in its peer group, the Lipper Convertible Securities Funds Classification, was 22.02%. Solid security selection across a range of sectors and a focus on equity-sensitive preferreds at a time of rising stock prices fueled the period's impressive results.

Better economic conditions favored consumer and tech issues

Easing credit conditions and rising equity markets combined to fuel gains for convertible securities over the past 12 months. Autos and other consumer discretionary sectors rebounded with the recovering economy, boosting the value of several fund holdings. Ford's convertible preferred, (1.0% of net assets) at times the fund's largest holding, rewarded our commitment with the payment of more than $5 per share of accumulated dividends and a sharp price rise. We cut back on automobile parts makers TRW Automotive and BorgWarner (0.8% and 0.5% of net assets, respectively), booking profits as valuations rose. Similarly, we continue to hold a reduced position in truck maker Navistar International (1.0% of net assets) after reducing exposure when prices moved higher. We purchased trucking operator Swift Transportation's (1.0% of net assets) convertible preferred as a new issue and were rewarded when it rose in value. In technology, we took profits in Salesforce.com, whose applications aid companies in sales and customer service, and in data management specialist Informatica. We also cut back on storage giant EMC (3.0% of net assets) as valuations expanded. Sybase's acquisition by a leading business management software company also boosted fund returns. During the period, Coinstar rose strongly as the company built on its expertise in change-making machines to launch Redbox, which offers DVD rentals through vending machines. We sold the fund's convertible bond position at a significant profit. We reduced exposure to the health care sector, a move that proved timely as the sector lagged. Instead, we focused on areas we judged to be more likely to prosper in an improving economic climate, such as the technology and consumer discretionary sectors, which contributed solidly to returns.

Negative influences were few

There were very few disappointments during the period. Our decision to underweight industrial issues compared to the benchmark was a slight drag on performance as companies in this segment turned in strong results and their securities rose. We sold biotech company Biovail following its merger, but price momentum plus synergies realized from the merger moved the issue sharply higher. To seal in some gains we cut back exposure to equity-sensitive preferreds while remaining open to attractive new opportunities. Among new additions were the convertible bonds of Ares Capital (1.0% of net assets), a private investment company.

Looking ahead

Our longstanding investment process is bottom-up and research centered. We look for attractively valued issues and let sector weights emerge from our selections. That process has led us to invest in equity- and credit-sensitive issues where we see good potential. The market appears fairly valued at this juncture, with future performance unlikely to match the strong results of the past two years. Nevertheless, we are optimistic about the fund's potential to reward shareholders over the upcoming period.

6

Portfolio Managers' Report (continued) – Columbia Convertible Securities Fund

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Most convertible securities are not investment grade and are therefore more speculative in nature than securities with higher ratings.

7

Investment Portfolio – Columbia Convertible Securities Fund

February 28, 2011

Convertible Bonds – 71.6%
	Par ($)	Value ($)
Consumer Discretionary – 9.6%
Apparel – 1.0%
Iconix Brand Group, Inc. 1.875% 06/30/12	4,810,000	4,930,250
Apparel Total		4,930,250
Auto Components – 1.3%
BorgWarner, Inc. 3.500% 04/15/12	1,120,000	2,674,000
TRW Automotive, Inc. 3.500% 12/01/15 (a)	1,900,000	3,921,125
Auto Components Total		6,595,125
Automobiles – 1.0%
Ford Motor Co. 4.250% 11/15/16	2,650,000	4,842,875
Automobile Total		4,842,875
Hotels, Restaurants & Leisure – 2.0%
Home Inns & Hotels Management, Inc. 2.000% 12/15/15 (a)	3,020,000	2,884,979
MGM Mirage 4.250% 04/15/15 (a)	6,830,000	7,478,850
Hotels, Restaurants & Leisure Total		10,363,829
Internet & Catalog Retail – 0.5%
priceline.com, Inc. 1.250% 03/15/15 (a)	1,650,000	2,668,875
Internet & Catalog Retail Total		2,668,875
Media – 3.1%
Interpublic Group of Companies, Inc. 4.250% 03/15/23	4,210,000	5,009,900
Liberty Global, Inc. 4.500% 11/15/16	1,750,000	2,999,027
Liberty Media Corp. 3.250% 03/15/31	6,500,000	5,118,750
Nielsen Holdings NV 6.250% 02/01/13	5,000,000	2,759,375
Media Total		15,887,052
Specialty Retail – 0.7%
Charming Shoppes, Inc. 1.125% 05/01/14	4,180,000	3,553,000
Specialty Retail Total		3,553,000
Consumer Discretionary Total		48,841,006

	Par ($)	Value ($)
Consumer Staples – 1.5%
Food Products – 0.8%
Smithfield Foods, Inc. 4.000% 06/30/13	3,280,000	4,046,700
Food Products Total		4,046,700
Tobacco – 0.7%
Vector Group Ltd. 3.875% 06/15/26 (b)	3,170,000	3,677,200
Tobacco Total		3,677,200
Consumer Staples Total		7,723,900
Energy – 4.5%
Energy Equipment & Services – 1.4%
Hornbeck Offshore Services, Inc. 1.625% 11/15/26 (1.375% 11/15/13) (a)(c)	5,000,000	4,762,500
1.625% 11/15/26 (1.375% 11/15/13) (c)	2,770,000	2,638,425
Energy Equipment & Services Total		7,400,925
Oil, Gas & Consumable Fuels – 3.1%
Chesapeake Energy Corp. 2.750% 11/15/35	4,420,000	5,348,200
International Coal Group, Inc. 4.000% 04/01/17	1,990,000	3,743,688
Newpark Resources, Inc. 4.000% 10/01/17	2,650,000	2,663,250
SM Energy Co. 3.500% 04/01/27	2,720,000	3,808,000
Oil, Gas & Consumable Fuels Total		15,563,138
Energy Total		22,964,063
Financials – 9.1%
Capital Markets – 2.0%
Ares Capital Corp. 5.750% 02/01/16 (a)	4,970,000	5,305,475
Knight Capital Group, Inc. 3.500% 03/15/15 (a)	5,000,000	4,940,625
Capital Markets Total		10,246,100
Consumer Finance – 1.5%
Dollar Financial Corp. 3.000% 04/01/28	5,987,000	7,790,584
Consumer Finance Total		7,790,584

See Accompanying Notes to Financial Statements.

8

Columbia Convertible Securities Fund

February 28, 2011

Convertible Bonds (continued)
	Par ($)	Value ($)
Diversified Financial Services – 0.7%
Affiliated Managers Group, Inc. 3.950% 08/15/38	3,170,000	3,677,200
Diversified Financial Services Total		3,677,200
Insurance – 1.2%
National Financial Partners Corp. 4.000% 06/15/17 (a)	2,000,000	2,580,000
Radian Group, Inc. 3.000% 11/15/17	3,510,000	3,316,950
Insurance Total		5,896,950
Real Estate Investment Trusts (REITs) – 2.1%
Digital Realty Trust LP 5.500% 04/15/29 (a)	3,660,000	5,377,912
Vornado Realty LP 3.875% 04/15/25	4,370,000	5,036,425
Real Estate Investment Trusts (REITs) Total		10,414,337
Real Estate Management & Development – 0.6%
Forest City Enterprises, Inc. 3.625% 10/15/14	2,335,000	3,257,325
Real Estate Management & Development Total		3,257,325
Thrifts & Mortgage Finance – 1.0%
MGIC Investment Corp. 5.000% 05/01/17	4,600,000	5,007,100
Thrifts & Mortgage Finance Total		5,007,100
Financials Total		46,289,596
Health Care – 13.0%
Biotechnology – 6.5%
Cubist Pharmaceuticals, Inc. 2.500% 11/01/17	3,610,000	3,608,329
Dendreon Corp. 2.875% 01/15/16	4,950,000	4,914,360
Gilead Sciences, Inc. 1.625% 05/01/16 (a)	11,690,000	12,630,811
Human Genome Sciences, Inc. 2.250% 08/15/12	1,540,000	2,412,025
Invitrogen Corp. 3.250% 06/15/25	8,436,000	9,585,405
Biotechnology Total		33,150,930
Health Care Equipment & Supplies – 1.7%
Alere, Inc. 3.000% 05/15/16	5,500,000	6,139,375
Fisher Scientific International, Inc. 3.250% 03/01/24	1,797,000	2,493,337
Health Care Equipment & Supplies Total		8,632,712

	Par ($)	Value ($)
Health Care Providers & Services – 0.8%
Lincare Holdings, Inc. 2.750% 11/01/37	3,230,000	3,811,400
Health Care Providers & Services Total		3,811,400
Healthcare Products – 1.0%
Insulet Corp. 5.375% 06/15/13	2,320,000	2,624,500
Volcano Corp. 2.875% 09/01/15	2,020,000	2,285,024
Healthcare Products Total		4,909,524
Pharmaceuticals – 3.0%
Allergan, Inc. 1.500% 04/01/26 (a)	1,030,000	1,220,550
1.500% 04/01/26	1,775,000	2,103,375
Mylan, Inc. 1.250% 03/15/12	3,110,000	3,498,750
3.750% 09/15/15	2,020,000	3,752,150
Omnicare, Inc. 3.750% 12/15/25	2,100,000	2,614,500
Salix Pharmaceuticals Ltd. 2.750% 05/15/15	2,000,000	2,137,500
Pharmaceuticals Total		15,326,825
Health Care Total		65,831,391
Industrials – 9.6%
Aerospace & Defense – 0.9%
Alliant Techsystems, Inc. 3.000% 08/15/24	4,080,000	4,641,000
Aerospace & Defense Total		4,641,000
Airlines – 1.0%
UAL Corp. 4.500% 06/30/21	4,710,000	4,845,648
Airlines Total		4,845,648
Building Products – 1.0%
Lennar Corp. 2.750% 12/15/20 (a)	4,560,000	5,251,570
Building Products Total		5,251,570
Commercial Services & Supplies – 0.7%
Covanta Holding Corp. 3.250% 06/01/14	2,950,000	3,477,312
Commercial Services & Supplies Total		3,477,312
Conglomerates – 0.5%
Textron, Inc. 4.500% 05/01/13	1,250,000	2,670,313
Conglomerates Total		2,670,313

See Accompanying Notes to Financial Statements.

9

Columbia Convertible Securities Fund

February 28, 2011

Convertible Bonds (continued)
	Par ($)	Value ($)
Construction Materials – 0.9%
Cemex SAB de CV 4.875% 03/15/15 (a)	4,460,000	4,543,625
Construction Materials Total		4,543,625
Containers & Packaging – 0.9%
Owens-Brockway Glass Container, Inc. 3.000% 06/01/15 (a)	4,670,000	4,769,237
Containers & Packaging Total		4,769,237
Electrical Equipment – 1.1%
General Cable Corp. 0.875% 11/15/13	3,640,000	4,013,100
4.500% 11/15/29 (c) (2.250% 11/15/19)	1,000,000	1,406,250
Electrical Equipment Total		5,419,350
Machinery – 1.4%
Ingersoll-Rand Global Holding Co. Ltd. 4.500% 04/15/12	880,000	2,245,100
Navistar International Corp. 3.000% 10/15/14	3,560,000	4,975,100
Machinery Total		7,220,200
Marine – 1.2%
DryShips, Inc. 5.000% 12/01/14	5,970,000	5,940,150
Marine Total		5,940,150
Industrials Total		48,778,405
Information Technology – 18.0%
Communications Equipment – 0.8%
Arris Group, Inc. 2.000% 11/15/26	3,585,000	3,869,545
Communications Equipment Total		3,869,545
Computers & Peripherals – 3.5%
EMC Corp. 1.750% 12/01/11	3,280,000	5,576,000
1.750% 12/01/13	5,470,000	9,558,825
SanDisk Corp. 1.500% 08/15/17	2,410,000	2,804,638
Computers & Peripherals Total		17,939,463
Internet Software & Services – 3.5%
Digital River, Inc. 1.250% 01/01/24	1,900,000	1,923,750
2.000% 11/01/30 (a)	4,480,000	4,432,615
Equinix, Inc. 3.000% 10/15/14	4,770,000	5,050,237

	Par ($)	Value ($)
Telvent GIT SA 5.500% 04/15/15 (a)	3,250,000	3,749,688
WebMD Health Corp. 2.500% 01/31/18 (a)	2,400,000	2,564,280
Internet Software & Services Total		17,720,570
IT Services – 2.3%
CACI International, Inc. 2.125% 05/01/14	3,130,000	3,861,638
DST Systems, Inc. 4.125% 08/15/23 (08/15/13) (b)	6,620,000	7,861,250
IT Services Total		11,722,888
Semiconductors & Semiconductor Equipment – 3.2%
Advanced Micro Devices, Inc. 6.000% 05/01/15	7,043,000	7,210,271
Micron Technology, Inc. 1.875% 06/01/14	3,580,000	3,830,600
ON Semiconductor Corp. 2.625% 12/15/26	4,100,000	5,171,125
Semiconductors & Semiconductor Equipment Total		16,211,996
Software – 4.7%
Cadence Design Systems, Inc. 2.625% 06/01/15 (a)	2,570,000	3,742,563
Concur Technologies, Inc. 2.500% 04/15/15 (a)	3,980,000	4,761,075
Nuance Communications, Inc. 2.750% 08/15/27	4,045,000	4,970,294
RightNow Technologies, Inc. 2.500% 11/15/30 (a)	3,525,000	3,859,240
Rovi Corp. 2.625% 02/15/40 (a)	2,870,000	3,878,087
Take-Two Interactive Software, Inc. 4.375% 06/01/14	1,700,000	2,792,250
Software Total		24,003,509
Information Technology Total		91,467,971
Materials – 2.9%
Chemicals – 0.5%
ShengdaTech, Inc. 6.500% 12/15/15 (a)	2,430,000	2,378,363
Chemicals Total		2,378,363

See Accompanying Notes to Financial Statements.

10

Columbia Convertible Securities Fund

February 28, 2011

Convertible Bonds (continued)
	Par ($)	Value ($)
Metals & Mining – 2.4%
Jaguar Mining, Inc. 5.500% 03/31/16 (a)	2,330,000	2,373,687
Steel Dynamics, Inc. 5.125% 06/15/14	3,720,000	4,733,700
Sterlite Industries India Ltd. 4.000% 10/30/14	4,920,000	4,975,350
Metals & Mining Total		12,082,737
Materials Total		14,461,100
Telecommunication Services – 2.5%
Wireless Telecommunication Services – 2.5%
Ciena Corp. 3.750% 10/15/18 (a)	3,470,000	5,422,743
Comtech Telecommunications Corp. 3.000% 05/01/29	2,250,000	2,321,145
Ixia 3.000% 12/15/15 (a)	2,180,000	2,527,710
Leap Wireless International, Inc. 4.500% 07/15/14	2,620,000	2,436,600
Wireless Telecommunication Services Total		12,708,198
Telecommunication Services Total		12,708,198
Utilities – 0.9%
Multi-Utilities – 0.9%
CMS Energy Corp. 5.500% 06/15/29	3,320,000	4,768,350
Multi-Utilities Total		4,768,350
Utilities Total		4,768,350
Total Convertible Bonds (cost of $316,467,744)		363,833,980
Convertible Preferred Stocks – 24.0%
	Shares
Consumer Discretionary – 3.4%
Automobiles – 2.3%
General Motors Co., 4.750%	232,500	11,829,600
Automobiles Total		11,829,600
Household Durables – 1.1%
Stanley Black & Decker, Inc., 4.750%	44,800	5,268,032
Household Durables Total		5,268,032
Consumer Discretionary Total		17,097,632

	Shares	Value ($)
Consumer Staples – 2.0%
Food Products – 2.0%
Deutsche Bank AG (a)(d)	90,000	4,146,300
Dole Food Automatic Common Exchange Security Trust, 7.000% (a)	428,000	5,798,073
Food Products Total		9,944,373
Consumer Staples Total		9,944,373
Energy – 4.3%
Oil, Gas & Consumable Fuels – 4.3%
Apache Corp., 6.000%	124,500	8,480,940
Chesapeake Energy Corp., 5.000%	50,000	5,505,000
El Paso Corp., 4.990%	320	456,173
El Paso Corp., 4.990% (a)	3,500	5,026,875
Whiting Petroleum Corp., 6.250%	8,480	2,604,038
Oil, Gas & Consumable Fuels Total		22,073,026
Energy Total		22,073,026
Financials – 9.4%
Commercial Banks – 1.9%
Fifth Third Bancorp., 8.500%	49,000	7,423,500
UBS AG, 6.750%	72,500	2,428,025
Commercial Banks Total		9,851,525
Diversified Financial Services – 5.0%
Bank of America Corp., 7.250%	7,300	7,329,200
Citigroup, Inc., 7.500%	74,100	9,966,450
Goldman Sachs Group, Inc., 0.75% (a)	183,921	3,998,994
Omnicare Capital Trust II, 4.000%	92,700	4,083,435
Diversified Financial Services Total		25,378,079
Insurance – 1.0%
Hartford Financial Services Group, Inc., 7.250%	180,000	4,980,600
Insurance Total		4,980,600
Real Estate Investment Trusts (REITs) – 1.5%
Alexandria Real Estate Equities, Inc., Series D, 7.000%	288,000	7,588,800
Real Estate Investment Trusts (REITs) Total		7,588,800
Financials Total		47,799,004

See Accompanying Notes to Financial Statements.

11

Columbia Convertible Securities Fund

February 28, 2011

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Industrials – 2.0%
Airlines – 0.4%
Continental Airlines Finance Trust II, 6.000%	60,500	2,280,094
Airlines Total		2,280,094
Electrical Equipment – 0.6%
Energy XXI Bermuda Ltd., 5.625%	8,000	3,047,500
Electrical Equipment Total		3,047,500
Road & Rail – 1.0%
2010 Swift Mandatory Common Exchange Security Trust, 6.000% (a)	358,800	4,913,766
Road & Rail Total		4,913,766
Industrials Total		10,241,360
Materials – 1.3%
Metals & Mining – 1.3%
Molycorp, Inc., 5.500%	37,200	3,601,332
UBS AG, 9.375%	100,600	2,969,712
Metals & Mining Total		6,571,044
Materials Total		6,571,044
Utilities – 1.6%
Electric Utilities – 1.6%
Great Plains Energy, Inc., 12.000%	56,300	3,527,195
PPL Corp., CPN	86,100	4,589,991
Electric Utilities Total		8,117,186
Utilities Total		8,117,186
Total Convertible Preferred Stocks (cost of $110,934,217)		121,843,625
Common Stocks – 1.0%
Health Care – 0.5%
Biotechnology – 0.5%
Amgen, Inc. (e)	48,500	2,489,505
Biotechnology Total		2,489,505
Health Care Total		2,489,505

	Shares	Value ($)
Information Technology – 0.5%
Semiconductors & Semiconductor Equipment – 0.5%
Intel Corp.	109,400	2,348,818
Semiconductors & Semiconductor Equipment Total		2,348,818
Information Technology Total		2,348,818
Total Common Stocks (cost of $4,880,045)		4,838,323
Short-Term Obligation – 2.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $12,891,900 (repurchase proceeds $12,638,032)	12,638,000	12,638,000
Total Short-Term Obligation (cost of $12,638,000)		12,638,000
Total Investments – 99.1% (cost of $444,920,006) (f)		503,153,928
Other Assets & Liabilities, Net – 0.9%		4,731,849
Net Assets – 100.0%		507,885,777

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, these securities, which are not illiquid, amounted to $131,910,193, which represents 26.0% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2011.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the security will begin accruing at this rate.

(d)  Zero coupon bond.

(e)  Non-income producing security.

(f)  Cost for federal income tax purposes is $445,189,385.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources

See Accompanying Notes to Financial Statements.

12

Columbia Convertible Securities Fund

February 28, 2011

independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of February 28, 2011, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Convertible Bonds	$—	$363,833,980	$—	$363,833,980
Convertible Preferred Stocks
Consumer Discretionary	17,097,632	—	—	17,097,632
Consumer Staples	—	9,944,373	—	9,944,373
Energy	17,046,151	5,026,875	—	22,073,026
Financials	33,948,485	13,850,519	—	47,799,004
Industrials	2,280,094	7,961,266	—	10,241,360
Materials	3,601,332	2,969,712	—	6,571,044
Utilities	3,527,195	4,589,991	—	8,117,186
Total Convertible Preferred Stocks	77,500,889	44,342,736	—	121,843,625
Total Common Stocks	4,838,323	—	—	4,838,323
Total Short-Term Obligation	—	12,638,000	—	12,638,000
Total Investments	$82,339,212	$420,814,716	$—	$503,153,928

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The following table reconciles asset balances for the year ending February 28, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2011
Convertible Bonds	$4,789,500	$—	$(184,995)	$210,500	$—	$(4,815,005)	$—	$—	$—
Convertible Preferred Stocks	4,440,770	—	(1,045,198)	559,278	—	(3,954,850)	—	—	—
Total	$9,230,270	$—	$(1,230,193)	$769,778	$—	$(8,769,855)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

See Accompanying Notes to Financial Statements.

13

Columbia Convertible Securities Fund

February 28, 2011

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible Bonds	71.6
Convertible Preferred Stocks	24.0
Common Stocks	1.0
96.6
Short-Term Obligation	2.5
Other Assets & Liabilities, Net	0.9
100.0

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities – Columbia Convertible Securities Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	444,920,006
	Investments, at value	503,153,928
	Cash	945
	Receivable for:
	Investments sold	10,046,424
	Fund shares sold	519,343
	Dividends	267,841
	Interest	2,858,024
	Expense reimbursement due from Investment Manager	243,453
	Prepaid expenses	1,371
	Total Assets	517,091,329
Liabilities	Payable for:
	Investments purchased	5,233,452
	Fund shares repurchased	3,009,677
	Investment advisory fee	250,917
	Administration fee	56,738
	Pricing and bookkeeping fees	10,918
	Transfer agent fee	235,592
	Trustees' fees	74,218
	Custody fee	3,298
	Distribution and service fees	76,318
	Chief compliance officer expenses	196
	Reports to shareholders	180,336
	Other liabilities	73,892
	Total Liabilities	9,205,552
	Net Assets	507,885,777
Net Assets Consist of	Paid-in capital	523,013,307
	Undistributed net investment income	1,966,224
	Accumulated net realized loss	(75,327,676)
	Net unrealized appreciation on investments	58,233,922
	Net Assets	507,885,777

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities (continued) – Columbia Convertible Securities Fund
February 28, 2011

Class A	Net assets	$224,608,180
	Shares outstanding	14,441,489
	Net asset value per share	$15.55	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.55/0.9425)	$16.50	(b)
Class B	Net assets	$12,088,531
	Shares outstanding	791,122
	Net asset value and offering price per share	$15.28	(a)
Class C	Net assets	$21,716,694
	Shares outstanding	1,400,559
	Net asset value and offering price per share	$15.51	(a)
Class I (c)	Net assets	$82,875,003
	Shares outstanding	5,318,778
	Net asset value, offering and redemption price per share	$15.58
Class Z	Net assets	$166,597,369
	Shares outstanding	10,696,459
	Net asset value, offering and redemption price per share	$15.58

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia Convertible Securities Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	7,690,097
	Interest	10,925,830
	Total Investment Income	18,615,927
Expenses	Investment advisory fee	2,756,973
	Administration fee	619,486
	Distribution fee:
	Class B	125,500
	Class C	152,495
	Service fee:
	Class B	41,937
	Class C	50,832
	Distribution and service fees:
	Class A	501,246
	Transfer agent fee—Class A, Class B, Class C and Class Z	604,113
	Pricing and bookkeeping fees	112,948
	Trustees' fees	34,242
	Custody fee	12,979
	Chief compliance officer expenses	1,341
	Other expenses	321,540
	Expenses before interest expense	5,335,632
	Interest expense	196
	Total Expenses	5,335,828
	Fees waived or expenses reimbursed by Investment Manager	(650,305)
	Expense reductions	(240)
	Net Expenses	4,685,283
	Net Investment Income	13,930,644
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	39,036,443
	Net change in unrealized appreciation (depreciation) on investments	41,939,324
	Net Gain	80,975,767
	Net Increase Resulting from Operations	94,906,411

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia Convertible Securities Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	13,930,644	12,829,250
	Net realized gain on investments and foreign currency transactions	39,036,443	15,826,478
	Net change in unrealized appreciation (depreciation) on investments	41,939,324	97,282,239
	Net increase resulting from operations	94,906,411	125,937,967
Distributions to Shareholders	From net investment income:
	Class A	(7,009,024)	(5,127,702)
	Class B	(477,313)	(632,843)
	Class C	(567,892)	(430,613)
	Class I	(59,986)	—
	Class Z	(6,617,790)	(6,553,878)
	Total distributions to shareholders	(14,732,005)	(12,745,036)
	Net Capital Stock Transactions	(6,388,716)	(74,409,319)
	Increase from regulatory settlements	—	130,285
	Total increase in net assets	73,785,690	38,913,897
Net Assets	Beginning of period	434,100,087	395,186,190
	End of period	507,885,777	434,100,087
	Undistributed net investment income at end of period	1,966,224	2,467,274

(a)  Class I shares commenced operations on September 27, 2010.

(b)  Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets (continued) – Columbia Convertible Securities Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,925,492	41,348,161	1,675,265	19,386,163
Distributions reinvested	305,724	4,103,577	392,420	4,565,152
Redemptions	(3,610,304)	(49,802,514)	(2,848,283)	(33,289,324)
Net decrease	(379,088)	(4,350,776)	(780,598)	(9,338,009)
Class B
Subscriptions	26,723	371,670	72,049	795,052
Distributions reinvested	19,289	253,216	45,129	511,890
Redemptions	(1,155,008)	(15,586,826)	(1,470,640)	(16,857,638)
Net decrease	(1,108,996)	(14,961,940)	(1,353,462)	(15,550,696)
Class C
Subscriptions	189,350	2,685,171	94,067	1,070,843
Distributions reinvested	20,947	283,145	21,390	248,054
Redemptions	(370,334)	(5,152,765)	(395,254)	(4,679,053)
Net decrease	(160,037)	(2,184,449)	(279,797)	(3,360,156)
Class I
Subscriptions	6,348,957	93,563,351	—	—
Distributions reinvested	4,104	59,960	—	—
Redemptions	(1,034,283)	(15,670,265)	—	—
Net increase	5,318,778	77,953,046	—	—
Class Z
Subscriptions	4,958,784	70,327,339	3,210,315	37,132,745
Distributions reinvested	184,776	2,531,641	157,678	1,840,625
Redemptions	(9,793,941)	(135,703,577)	(7,156,420)	(85,133,828)
Net decrease	(4,650,381)	(62,844,597)	(3,788,427)	(46,160,458)

(a)  Class I shares commenced operations on September 27, 2010.

(b)  Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010	2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$12.92		$9.93	$14.90		$16.62		$17.59		$17.35
Income from Investment Operations:
Net investment income (c)	0.45		0.34	0.29		0.32		0.35		0.41
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.67		2.99	(4.73)		(0.27)		0.91		1.32
Total from investment operations	3.12		3.33	(4.44)		0.05		1.26		1.73
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.34)	(0.30)		(0.38)		(0.43)		(0.42)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)
Total distributions to shareholders	(0.49)		(0.34)	(0.53)		(1.77)		(2.23)		(1.49)
Increase from regulatory settlements	—		— (d)	—		—		—		—
Net Asset Value, End of Period	$15.55		$12.92	$9.93		$14.90		$16.62		$17.59
Total return (e)(f)	24.72%		33.91%	(30.64)%		(0.22)%		7.96	%(g)	10.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.15%		1.20%	1.21%		1.18%		1.16	%(i)	1.09%
Interest expense	—	%(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)
Net expenses (h)	1.15%		1.20%	1.21%		1.18%		1.16	%(i)	1.09%
Waiver/Reimbursement	0.16%		0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)
Net investment income (h)	3.27%		2.88%	2.33%		1.91%		2.25	%(i)	2.39%
Portfolio turnover rate	118%		117%	92%		77%		44	%(g)	40%
Net assets, end of period (000s)	$224,608		$191,414	$154,987		$274,370		$328,023		$352,010

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% .

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010	2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$12.70		$9.77	$14.66		$16.37		$17.38		$17.16
Income from Investment Operations:
Net investment income (c)	0.35		0.24	0.19		0.19		0.23		0.28
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.62		2.94	(4.65)		(0.26)		0.90		1.30
Total from investment operations	2.97		3.18	(4.46)		(0.07)		1.13		1.58
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.25)	(0.20)		(0.25)		(0.34)		(0.29)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)
Total distributions to shareholders	(0.39)		(0.25)	(0.43)		(1.64)		(2.14)		(1.36)
Increase from regulatory settlements	—		— (d)	—		—		—		—
Net Asset Value, End of Period	$15.28		$12.70	$9.77		$14.66		$16.37		$17.38
Total return (e)(f)	23.83%		32.86%	(31.14)%		(0.92)%		7.19	%(g)	9.72%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.90%		1.95%	1.96%		1.93%		1.91	%(i)	1.84%
Interest expense	—	%(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)
Net expenses (h)	1.90%		1.95%	1.96%		1.93%		1.91	%(i)	1.84%
Waiver/Reimbursement	0.16%		0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)
Net investment income (h)	2.61%		2.10%	1.53%		1.16%		1.50	%(i)	1.64%
Portfolio turnover rate	118%		117%	92%		77%		44	%(g)	40%
Net assets, end of period (000s)	$12,089		$24,126	$31,792		$74,074		$99,360		$116,566

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% .

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010	2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$12.88		$9.91	$14.86		$16.58		$17.57		$17.34
Income from Investment Operations:
Net investment income (c)	0.35		0.25	0.20		0.19		0.23		0.28
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.67		2.97	(4.72)		(0.27)		0.92		1.31
Total from investment operations	3.02		3.22	(4.52)		(0.08)		1.15		1.59
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.25)	(0.20)		(0.25)		(0.34)		(0.29)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)
Total distributions to shareholders	(0.39)		(0.25)	(0.43)		(1.64)		(2.14)		(1.36)
Increase from regulatory settlements	—		— (d)	—		—		—		—
Net Asset Value, End of Period	$15.51		$12.88	$9.91		$14.86		$16.58		$17.57
Total return (e)(f)	23.88%		32.80%	(31.13)%		(0.97)%		7.23	%(g)	9.68%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.90%		1.95%	1.96%		1.93%		1.91	%(i)	1.84%
Interest expense	—	%(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)
Net expenses (h)	1.90%		1.95%	1.96%		1.93%		1.91	%(i)	1.84%
Waiver/Reimbursement	0.16%		0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)
Net investment income (h)	2.53%		2.12%	1.54%		1.16%		1.50	%(i)	1.64%
Portfolio turnover rate	118%		117%	92%		77%		44	%(g)	40%
Net assets, end of period (000s)	$21,717		$20,103	$18,239		$38,320		$52,794		$57,193

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% .

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$13.69
Income from Investment Operations:
Net investment income (b)	0.17
Net realized and unrealized gain on investments	1.86
Total from investment operations	2.03
Less Distributions to Shareholders:
From net investment income	(0.14)
Net Asset Value, End of Period	$15.58
Total return (c)(d)(e)	14.92%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.86%
Waiver/Reimbursement (g)	0.04%
Net investment income (f)(g)	2.63%
Portfolio turnover rate (e)	118%
Net assets, end of period (000s)	$82,875

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010	2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$12.93		$9.94	$14.91		$16.62		$17.59		$17.35
Income from Investment Operations:
Net investment income (c)	0.49		0.37	0.33		0.36		0.39		0.46
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.68		2.99	(4.73)		(0.26)		0.91		1.31
Total from investment operations	3.17		3.36	(4.40)		0.10		1.30		1.77
Less Distributions to Shareholders:
From net investment income	(0.52)		(0.37)	(0.34)		(0.42)		(0.47)		(0.46)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)
Total distributions to shareholders	(0.52)		(0.37)	(0.57)		(1.81)		(2.27)		(1.53)
Increase from regulatory settlements	—		— (d)	—		—		—		—
Net Asset Value, End of Period	$15.58		$12.93	$9.94		$14.91		$16.62		$17.59
Total return (e)(f)	25.17%		34.20%	(30.43)%		0.10%		8.16	%(g)	10.81%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.90%		0.95%	0.96%		0.93%		0.91	%(i)	0.84%
Interest expense	—	%(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)
Net expenses (h)	0.90%		0.95%	0.96%		0.93%		0.91	%(i)	0.84%
Waiver/Reimbursement	0.16%		0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)
Net investment income (h)	3.52%		3.12%	2.56%		2.16%		2.50	%(i)	2.64%
Portfolio turnover rate	118%		117%	92%		77%		44	%(g)	40%
Net assets, end of period (000s)	$166,597		$198,457	$190,168		$388,824		$611,157		$775,758

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% .

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Convertible Securities Fund
February 28, 2011

Note 1. Organization

Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks total return, consisting of capital appreciation and current income.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $41,751,093 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general

25

Columbia Convertible Securities Fund, February 28, 2011

supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premiums and discounts are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded on the ex-date.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

26

Columbia Convertible Securities Fund, February 28, 2011

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.60%
$1 billion to $1.5 billion	0.55%
Over $1.5 billion	0.50%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.62% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer

27

Columbia Convertible Securities Fund, February 28, 2011

Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.15% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $9,935 and net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $8,741 and $101, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through September 30, 2011, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.15%, 1.90%, 1.90%, 0.85% and 0.90% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.90%

28

Columbia Convertible Securities Fund, February 28, 2011

annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended February 28, 2011, these custody credits reduced total expenses by $240 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $488,148,732 and $504,759,641, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $130,285 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 50.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,400,000 at a weighted average interest rate of 1.235%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may

29

Columbia Convertible Securities Fund, February 28, 2011

differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for adjustments on certain convertible preferred securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$300,311	$(300,311)	$—

Net investment income and net realized gain (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$14,732,005	$12,745,036

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,188,269	$—	$57,964,543

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to adjustments on certain convertible preferred securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$60,522,660
Unrealized depreciation	(2,558,117)
Net unrealized appreciation	$57,964,543

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$35,724,600
2018	39,523,679
$75,248,279

Capital loss carryforwards of $35,338,481 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the

30

Columbia Convertible Securities Fund, February 28, 2011

funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Convertible Securities Fund

For non-corporate shareholders, 46.60% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

43.95% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("CMIA") and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a "Fund" and together, the "Funds"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds' current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain CMIA as the Funds' investment manager;

•  The nature, extent and quality of investment management services provided by CMIA to each Fund;

•  The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•  The recent evaluation of each Fund's potential to realize economies of scale through operations of CMIA;

•  The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

o  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

o  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the

38

respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

o  Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

•  Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement. Quietly

Investment Performance. The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds' peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund's IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable

39

by each Fund at all or certain assets levels, and would be otherwise identical to each Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA's proposal to implement a contractual expense limitation that would mitigate the effect of such Fund's investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability. The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA's affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds' distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting,

40

disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

41

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

42

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the

43

actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

44

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,983,125	417,711	278,393	3,459,501

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Convertible Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Convertible Securities Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1226 A (04/11)

Columbia Large Cap Value Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	35

Fund Governance	36

Board Consideration and Approval of Amendment to Investment Management Services Agreement	40

Summary of Management Fee Evaluation by Independent Fee Consultant	44

Shareholder Meeting Results	46

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Value Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 20.45% without sales charge.

■  The fund trailed its benchmark, the Russell 1000 Value Index1, but slightly outperformed the average return of its peer group, the Lipper Large-Cap Value Funds Classification.2

■  Despite strong gains across all sectors, stock selection in energy and consumer discretionary generally accounted for the fund's shortfall against the Russell index.

Portfolio Management

Lori J. Ensinger has co-managed the fund since 2010. From 2001 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Ensinger was associated with the fund's previous investment adviser as an investment professional.

Diane L. Sobin has co-managed the fund since 2010. From 2001 until joining the Investment Manager in May 2010, Ms. Sobin was associated with the fund's previous investment adviser as an investment professional.

David I. Hoffman has co-managed the fund since 2010. From 2004 until joining the Investment Manager in May 2010, Mr. Hoffman was associated with the fund's previous investment adviser as an investment professional.

Noah J. Petrucci has co-managed the fund since 2010. From 2002 until joining the Investment Manager in May 2010, Mr. Petrucci was associated with the fund's previous investment adviser as an investment professional.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+20.45%

Class A shares (without sales charge)

+22.16%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Large Cap Value Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June 2010, July 2010 and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Large Cap Value Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	13,951	13,150
Class B	12,924	12,924
Class C	12,924	12,924
Class I	n/a	n/a
Class R	13,781	n/a
Class W	n/a	n/a
Class Y	14,350	n/a
Class Z	14,303	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	W	Y	Z
Inception	12/06/89		06/07/93		06/17/92		09/27/10	01/23/06	09/27/10	07/15/09	09/19/89
Sales charge	without	with	without	with	without	with	without	without	without	without	without
1-year	20.45	13.57	19.48	14.48	19.48	18.48	n/a	20.16	n/a	20.98	20.81
5-year	1.17	–0.02	0.42	0.09	0.41	0.41	n/a	0.94	n/a	1.50	1.43
10-year/Life	3.39	2.78	2.60	2.60	2.60	2.60	18.07	3.26	17.79	3.68	3.64

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with distribution and/or service (Rule 12b-1) fees. Class I, Class R, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y and Class Z shares.

Class I and Class W shares were initially offered on September 27, 2010.

4

Understanding Your Expenses – Columbia Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,269.30		1,018.74	6.86		6.11	1.22
Class B	1,000.00	1,000.00	1,265.00		1,015.03	11.06		9.84	1.97
Class C	1,000.00	1,000.00	1,265.00		1,015.03	11.06		9.84	1.97
Class I	1,000.00	1,000.00	1,042.50	*	1,021.32	3.02	*	3.51	0.70
Class R	1,000.00	1,000.00	1,267.80		1,017.50	8.27		7.35	1.47
Class W	1,000.00	1,000.00	1,041.70	*	1,018.74	5.25	*	6.11	1.22
Class Y	1,000.00	1,000.00	1,272.10		1,021.27	4.00		3.56	0.71
Class Z	1,000.00	1,000.00	1,271.30		1,019.98	5.46		4.86	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class W shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	11.98
Class B	11.54
Class C	11.54
Class I	12.03
Class R	11.98
Class W	11.99
Class Y	12.02
Class Z	12.01

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.13
Class B	0.06
Class C	0.06
Class I	0.05
Class R	0.10
Class W	0.03
Class Y	0.17
Class Z	0.16

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 20.45% without sales charge. This result was behind the 22.16% gain of the fund's benchmark, the Russell 1000 Value Index, and ahead of the 19.63% average return of the Lipper Large-Cap Value Funds Classification peer group. The fund posted strong double-digit gains in nearly all sectors, but it lost some ground versus the index in energy and consumer discretionary. Returns were highly correlated across sectors and disciplines, which made it more difficult for managers who focus on stock selection, as we do, to outperform the market average.

Strong run for the market

U.S. equities ended the 12-month period with handsome gains, most of which came in the second half. Stocks were beset in the first half of the period by a myriad of concerns, including the sustainability of the global economic recovery, the impact of the European sovereign debt crisis and the outcome of U.S. financial regulatory reform. A September announcement by the Federal Reserve that it would undertake an additional Treasury buyback program to help revive the economy lifted stock prices. Large-cap stocks rallied nicely, but not as much as smaller-cap stocks, which had taken a beating in the recent market downturn. Throughout the year, the fund remained focused on attractively valued large-cap stocks that we believe have the potential to improve profitability from operations.

Contributions from financials, health care and industrials

The fund picked up the most ground versus the index in financials, health care and industrials. An underweight in financials helped performance because the sector lagged more economically-sensitive parts of the market. We also avoided a major index component that performed poorly, which benefited results. The fund was rewarded for focusing on higher-quality diversified financial services names, such as JPMorgan Chase (3.7% of net assets), which rallied nicely. Real estate investment trusts (REITs) ProLogis and Rayonier (0.3% and 0.9% of net assets, respectively) further aided performance, as an improving economy boosted prospects for the industry. An underweight in heath care, which produced the weakest returns in the index, as well as an overweight and positive stock selection in the industrials sector, also helped results. Within industrials, security selection was particularly strong among construction and engineering companies, notably infrastructure companies Fluor and Foster Wheeler (0.9% and 0.7% of net assets, respectively). Both companies benefited from a pick-up in the global economy. In addition, Navistar International (0.5% of net assets), which makes truck engines, rallied nicely, as an improving economic outlook bolstered demand for its products.

Lost ground from consumer discretionary and energy

The fund generated strong gains from energy and consumer discretionary holdings, but not as strong as the gains from the same sectors within the index. In energy, the fund did not own certain oil, gas and consumable fuel names that did well within the index and some of the names it held that were not in the index were disappointing performers. Anadarko Petroleum (0.9% of net assets), an oil service company, took a hard hit in the wake of the Gulf of Mexico oil disaster, and Petrobras Petroleo Brasil, a Brazilian company that is not in the index disappointed. We sold Petrobras before period end. Within consumer discretionary, a sizable underweight in media names also hindered results, as an improving economic outlook aided returns in the industry. Investments in the multi-line and specialty retail segments cost the fund additional ground versus the index.

6

Portfolio Managers' Report (continued) – Columbia Large Cap Value Fund

Encouraging outlook for stocks

We believe the stock market has many factors working in its favor. To start, many large companies have record levels of cash on their balance sheets, which they can use to buy other firms to fuel their own growth. Stocks also stand to benefit as companies use excess cash to undertake shareholder-friendly initiatives, such as the reinstatement of dividends and the start of share repurchase programs. Moreover, we're optimistic about the corporate earnings outlook, given recent cost cutting initiatives and the possibility of increased revenues. Finally, we think stocks will gain as money flows back into equities, which we think will happen as interest rates start to rise and bond prices begin to fall.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the manager has placed on it.

Top 5 sectors

as of 02/28/11 (%)

Financials	27.5
Industrials	14.7
Energy	13.6
Health Care	9.5
Consumer Discretionary	9.1

Top 10 holdings

as of 02/28/11 (%)

Chevron	4.0
JPMorgan Chase	3.7
Wells Fargo	3.2
Goldman Sachs Group	2.2
Occidental Petroleum	2.1
Prudential Financial	2.0
U.S. Bancorp	1.9
AT&T	1.9
MetLife	1.7
ACE Limited	1.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Large Cap Value Fund

February 28, 2011

Common Stocks – 94.5%
	Shares	Value ($)
Consumer Discretionary – 9.0%
Auto Components – 0.5%
Dana Holding Corp. (a)	588,400	11,108,992
Auto Components Total		11,108,992
Automobiles – 2.6%
Ford Motor Co. (a)	1,879,110	28,280,605
General Motors Co. (a)	793,103	26,592,744
Automobiles Total		54,873,349
Distributors – 1.1%
Genuine Parts Co.	437,000	23,025,530
Distributors Total		23,025,530
Hotels, Restaurants & Leisure – 1.4%
Carnival Corp.	446,800	19,064,956
Starwood Hotels & Resorts Worldwide, Inc.	147,193	8,993,492
Hotels, Restaurants & Leisure Total		28,058,448
Media – 0.8%
Viacom, Inc., Class B	382,200	17,069,052
Media Total		17,069,052
Multiline Retail – 2.2%
Macy's, Inc.	218,600	5,224,540
Nordstrom, Inc.	364,700	16,506,322
Target Corp.	475,600	24,992,780
Multiline Retail Total		46,723,642
Specialty Retail – 0.4%
Limited Brands, Inc.	251,800	8,062,636
Specialty Retail Total		8,062,636
Consumer Discretionary Total		188,921,649
Consumer Staples – 5.7%
Beverages – 1.9%
Diageo PLC, ADR	288,283	22,561,027
Molson Coors Brewing Co., Class B	405,900	18,561,807
Beverages Total		41,122,834
Food Products – 1.8%
General Mills, Inc.	451,500	16,768,710
H.J. Heinz Co.	409,300	20,555,046
Food Products Total		37,323,756
Household Products – 0.8%
Procter & Gamble Co.	264,800	16,695,640
Household Products Total		16,695,640

	Shares	Value ($)
Tobacco – 1.2%
Philip Morris International, Inc.	400,496	25,143,139
Tobacco Total		25,143,139
Consumer Staples Total		120,285,369
Energy – 12.9%
Energy Equipment & Services – 1.2%
Cameron International Corp. (a)	322,700	19,081,251
Halliburton Co.	116,086	5,449,077
Energy Equipment & Services Total		24,530,328
Oil, Gas & Consumable Fuels – 11.7%
Anadarko Petroleum Corp.	226,200	18,509,946
Apache Corp.	227,900	28,400,898
Chevron Corp.	798,400	82,834,000
El Paso Corp.	1,635,800	30,425,880
Kinder Morgan, Inc. (a)	315,450	9,621,225
Murphy Oil Corp.	138,900	10,213,317
Occidental Petroleum Corp.	430,800	43,928,676
Williams Companies, Inc.	685,400	20,808,744
Oil, Gas & Consumable Fuels Total		244,742,686
Energy Total		269,273,014
Financials – 26.6%
Capital Markets – 2.2%
Goldman Sachs Group, Inc.	278,000	45,530,840
Capital Markets Total		45,530,840
Commercial Banks – 10.7%
BB&T Corp.	783,500	21,624,600
CIT Group, Inc. (a)	354,800	15,369,936
Fifth Third Bancorp.	1,353,622	19,762,881
Huntington Bancshares, Inc.	3,240,502	22,165,034
PNC Financial Services Group, Inc.	483,119	29,808,442
SVB Financial Group (a)	48,300	2,616,894
U.S. Bancorp	1,466,527	40,666,794
Wells Fargo & Co.	2,103,650	67,863,749
Zions Bancorporation	192,800	4,503,808
Commercial Banks Total		224,382,138
Consumer Finance – 0.5%
American Express Co.	229,300	9,990,601
Consumer Finance Total		9,990,601
Diversified Financial Services – 4.8%
Citigroup, Inc. (a)	4,835,700	22,631,076
JPMorgan Chase & Co.	1,660,747	77,540,277
Diversified Financial Services Total		100,171,353

See Accompanying Notes to Financial Statements.

8

Columbia Large Cap Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Insurance – 6.5%
ACE Ltd.	570,230	36,067,048
Axis Capital Holdings Ltd.	611,700	22,216,944
MetLife, Inc.	764,823	36,222,017
Prudential Financial, Inc.	626,748	41,258,821
Insurance Total		135,764,830
Real Estate Investment Trusts (REITs) – 1.9%
Equity Residential Property Trust	279,100	15,381,201
ProLogis	401,000	6,520,260
Rayonier, Inc.	311,200	19,085,896
Real Estate Investment Trusts (REITs) Total		40,987,357
Financials Total		556,827,119
Health Care – 9.5%
Health Care Equipment & Supplies – 0.8%
Zimmer Holdings, Inc. (a)	281,300	17,536,242
Health Care Equipment & Supplies Total		17,536,242
Health Care Providers & Services – 2.6%
CIGNA Corp.	86,000	3,618,020
Humana, Inc. (a)	58,400	3,796,584
Medco Health Solutions, Inc. (a)	398,100	24,538,884
Quest Diagnostics, Inc.	127,800	7,252,650
UnitedHealth Group, Inc.	383,200	16,316,656
Health Care Providers & Services Total		55,522,794
Life Sciences Tools & Services – 2.8%
Life Technologies Corp. (a)	507,400	27,079,938
Thermo Fisher Scientific, Inc. (a)	550,125	30,707,978
Life Sciences Tools & Services Total		57,787,916
Pharmaceuticals – 3.3%
Merck & Co., Inc.	566,492	18,450,644
Pfizer, Inc.	1,651,900	31,782,556
Watson Pharmaceuticals, Inc. (a)	329,500	18,448,705
Pharmaceuticals Total		68,681,905
Health Care Total		199,528,857
Industrials – 14.4%
Aerospace & Defense – 2.7%
Honeywell International, Inc.	310,000	17,952,100
Textron, Inc.	280,200	7,590,618
United Technologies Corp.	375,038	31,330,675
Aerospace & Defense Total		56,873,393
Air Freight & Logistics – 1.3%
United Parcel Service, Inc., Class B	353,400	26,080,920
Air Freight & Logistics Total		26,080,920

	Shares	Value ($)
Construction & Engineering – 2.4%
Fluor Corp.	256,700	18,164,092
Foster Wheeler AG (a)	422,000	15,259,520
Jacobs Engineering Group, Inc. (a)	331,900	16,614,914
Construction & Engineering Total		50,038,526
Industrial Conglomerates – 2.2%
3M Co.	277,000	25,547,710
General Electric Co.	972,216	20,338,759
Industrial Conglomerates Total		45,886,469
Machinery – 3.3%
ArvinMeritor, Inc. (a)	400,400	7,175,168
Eaton Corp.	154,600	17,126,588
Illinois Tool Works, Inc.	432,500	23,398,250
Ingersoll-Rand PLC	224,600	10,174,380
Kennametal, Inc.	160,100	6,157,446
Navistar International Corp. (a)	87,986	5,453,372
Machinery Total		69,485,204
Professional Services – 1.1%
Manpower, Inc.	377,600	23,977,600
Professional Services Total		23,977,600
Road & Rail – 1.4%
Hertz Global Holdings, Inc. (a)	1,922,600	29,242,746
Road & Rail Total		29,242,746
Industrials Total		301,584,858
Information Technology – 5.6%
Computers & Peripherals – 1.3%
EMC Corp. (a)	463,100	12,600,951
Hewlett-Packard Co.	323,700	14,123,031
Computers & Peripherals Total		26,723,982
Electronic Equipment, Instruments & Components – 0.6%
Tyco Electronics Ltd.	382,400	13,781,696
Electronic Equipment, Instruments & Components Total		13,781,696
IT Services – 1.1%
International Business Machines Corp.	145,200	23,504,976
IT Services Total		23,504,976
Semiconductors & Semiconductor Equipment – 1.7%
Advanced Micro Devices, Inc. (a)	1,322,000	12,175,620
Avago Technologies Ltd.	354,500	12,049,455
Cypress Semiconductor Corp. (a)	521,000	10,920,160
Semiconductors & Semiconductor Equipment Total		35,145,235

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Software – 0.9%
Nuance Communications, Inc. (a)	1,005,300	18,758,898
Software Total		18,758,898
Information Technology Total		117,914,787
Materials – 3.5%
Chemicals – 2.3%
Air Products & Chemicals, Inc.	112,500	10,350,000
Celanese Corp., Series A	276,500	11,460,925
LyondellBasell Industries NV, Class A (a)	449,700	17,124,576
Potash Corp. of Saskatchewan, Inc.	130,125	8,015,700
Chemicals Total		46,951,201
Metals & Mining – 1.2%
Allegheny Technologies, Inc.	206,150	13,828,542
Freeport-McMoRan Copper & Gold, Inc.	129,862	6,876,193
United States Steel Corp.	87,400	5,024,626
Metals & Mining Total		25,729,361
Materials Total		72,680,562
Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	1,402,572	39,804,993
Diversified Telecommunication Services Total		39,804,993
Telecommunication Services Total		39,804,993
Utilities – 5.4%
Electric Utilities – 2.4%
American Electric Power Co., Inc.	689,100	24,655,998
NextEra Energy, Inc.	458,600	25,438,542
Electric Utilities Total		50,094,540
Multi-Utilities – 3.0%
PG&E Corp.	507,660	23,382,820
Sempra Energy	361,300	19,231,999
Xcel Energy, Inc.	814,200	19,491,948
Multi-Utilities Total		62,106,767
Utilities Total		112,201,307
Total Common Stocks (cost of $1,505,948,803)		1,979,022,515

Convertible Preferred Stocks – 1.7%
	Shares	Value ($)
Consumer Discretionary – 0.1%
Automobiles – 0.1%
General Motors Co., 4.750%	22,793	1,159,708
Automobiles Total		1,159,708
Consumer Discretionary Total		1,159,708
Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Apache Corp., 6.000%	207,907	14,162,625
Oil, Gas & Consumable Fuels Total		14,162,625
Energy Total		14,162,625
Financials – 0.9%
Commercial Banks – 0.3%
Fifth Third Bancorp., 8.500%	39,400	5,969,100
Commercial Banks Total		5,969,100
Diversified Financial Services – 0.6%
Citigroup, Inc., 7.500%	105,036	14,127,342
Diversified Financial Services Total		14,127,342
Financials Total		20,096,442
Total Convertible Preferred Stocks (cost of $28,275,906)		35,418,775
Convertible Bonds – 0.9%
	Par ($)
Industrials – 0.3%
Machinery – 0.3%
Navistar International Corp. 3.000% 10/15/14	4,210,000	5,883,475
Machinery Total		5,883,475
Industrials Total		5,883,475
Information Technology – 0.6%
Computers & Peripherals – 0.6%
EMC Corp. 1.750% 12/01/13	7,430,000	12,983,925
Computers & Peripherals Total		12,983,925
Information Technology Total		12,983,925
Total Convertible Bonds (cost of $14,143,957)		18,867,400

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Value Fund

February 28, 2011

Short-Term Obligation – 2.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by U.S. Government Agency obligations with various maturities to 08/18/17 market value $60,429,675 (repurchase proceeds $59,242,148)	59,242,000	59,242,000
Total Short-Term Obligation (cost of $59,242,000)		59,242,000
Total Investments – 99.9% (cost of $1,607,610,666) (b)		2,092,550,690
Other Assets & Liabilities, Net – 0.1%		2,051,312
Net Assets – 100.0%		2,094,602,002

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,611,687,192.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,979,022,515	$—	$—	$1,979,022,515
Convertible Preferred Stocks
Consumer Discretionary	1,159,708	—	—	1,159,708
Energy	14,162,625	—	—	14,162,625
Financials	14,127,342	5,969,100	—	20,096,442
Total Convertible Preferred Stocks	29,449,675	5,969,100	—	35,418,775
Total Convertible Bonds	—	18,867,400	—	18,867,400
Total Short-Term Obligation	—	59,242,000	—	59,242,000
Total Investments	$2,008,472,190	$84,078,500	$—	$2,092,550,690

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

11

Columbia Large Cap Value Fund

February 28, 2011

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.5
Industrials	14.7
Energy	13.6
Health Care	9.5
Consumer Discretionary	9.1
Information Technology	6.2
Consumer Staples	5.7
Utilities	5.4
Materials	3.5
Telecommunication Services	1.9
97.1
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Large Cap Value Fund
February 28, 2011

		($)
Assets	Investments, at cost	1,607,610,666
	Investments, at value	2,092,550,690
	Cash	768
	Receivable for:
	Investments sold	6,130,634
	Fund shares sold	1,897,507
	Dividends	2,801,444
	Interest	80,368
	Trustees' deferred compensation plan	68,580
	Prepaid expenses	7,560
	Total Assets	2,103,537,551
Liabilities	Payable for:
	Investments purchased	4,713,834
	Fund shares repurchased	1,360,468
	Investment advisory fee	837,671
	Administration fee	275,481
	Pricing and bookkeeping fees	11,984
	Transfer agent fee	1,015,716
	Trustees' fees	99,145
	Custody fee	13,253
	Distribution and service fees	183,687
	Chief compliance officer expenses	449
	Trustees' deferred compensation plan	68,580
	Other liabilities	355,281
	Total Liabilities	8,935,549
	Net Assets	2,094,602,002
Net Assets Consist of	Paid-in capital	2,248,334,107
	Accumulated net investment loss	(36,125)
	Accumulated net realized loss	(638,636,004)
	Net unrealized appreciation on investments	484,940,024
	Net Assets	2,094,602,002

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Large Cap Value Fund
February 28, 2011

Class A	Net assets	$517,861,150
	Shares outstanding	43,211,025
	Net asset value per share	$11.98	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.98/0.9425)	$12.71	(b)
Class B	Net assets	$43,172,744
	Shares outstanding	3,740,466
	Net asset value and offering price per share	$11.54	(a)
Class C	Net assets	$36,186,982
	Shares outstanding	3,135,085
	Net asset value and offering price per share	$11.54	(a)
Class I (c)	Net assets	$123,018,447
	Shares outstanding	10,228,366
	Net asset value, offering and redemption price per share	$12.03
Class R	Net assets	$1,210,553
	Shares outstanding	101,045
	Net asset value, offering and redemption price per share	$11.98
Class W (c)	Net assets	$2,936
	Shares outstanding	245
	Net asset value, offering and redemption price per share	$11.99	(d)
Class Y	Net assets	$7,138,171
	Shares outstanding	593,755
	Net asset value, offering and redemption price per share	$12.02
Class Z	Net assets	$1,366,011,019
	Shares outstanding	113,744,566
	Net asset value, offering and redemption price per share	$12.01

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class W shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Large Cap Value Fund
For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	45,749,903
	Foreign taxes withheld	(21,509)
	Total Investment Income	45,728,394
Expenses	Investment advisory fee	10,305,640
	Administration fee	3,361,067
	Distribution fee:
	Class B	457,979
	Class C	265,679
	Class R	3,623
	Service fee:
	Class B	152,660
	Class C	88,559
	Class W	3
	Distribution and service fees:
	Class A	1,533,907
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class W and Class Z	4,336,843
	Class Y	45
	Pricing and bookkeeping fees	141,795
	Trustees' fees	53,639
	Custody fee	56,995
	Chief compliance officer expenses	2,873
	Other expenses	712,986
	Expenses before interest expense	21,474,293
	Interest expense	2,883
	Total Expenses	21,477,176
	Expense reductions	(180)
	Net Expenses	21,476,996
	Net Investment Income	24,251,398
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	233,872,330
	Foreign currency transactions	39
	Net realized gain	233,872,369
	Net change in unrealized appreciation (depreciation) on investments	124,489,315
	Net Gain	358,361,684
	Net Increase Resulting from Operations	382,613,082

(a)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Large Cap Value Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)(c)(d)
Operations	Net investment income	24,251,398	23,132,437
	Net realized gain (loss) on investments and foreign currency transactions	233,872,369	(154,849,867)
	Net change in unrealized appreciation (depreciation) on investments	124,489,315	918,811,164
	Net increase resulting from operations	382,613,082	787,093,734
Distributions to Shareholders	From net investment income:
	Class A	(6,790,082)	(9,326,644)
	Class B	(323,287)	(503,460)
	Class C	(213,772)	(148,010)
	Class I	(533,119)	—
	Class R	(9,893)	(1,783)
	Class W	(8)	—
	Class Y	(193,638)	(88,057)
	Class Z	(18,764,224)	(16,140,284)
	Total distributions to shareholders	(26,828,023)	(26,208,238)
	Net Capital Stock Transactions	(589,141,795)	(171,434,011)
	Increase from regulatory settlements	—	1,763
	Total increase (decrease) in net assets	(233,356,736)	589,453,248
Net Assets	Beginning of period	2,327,958,738	1,738,505,490
	End of period	2,094,602,002	2,327,958,738
	Undistributed (Accumulated) net investment income (loss) at end of period	(36,125)	1,287,424

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

(c)  Class Y shares commenced operations on July 15, 2009.

(d)  Class Y shares reflect activity for the period July 15, 2009 through February 28, 2010.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Large Cap Value Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010 (c)(d)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,629,664	70,755,262	14,418,748	127,246,912
Distributions reinvested	514,131	5,387,726	994,912	8,893,118
Redemptions	(52,463,069)	(540,167,576)	(22,943,831)	(205,288,668)
Net decrease	(45,319,274)	(464,024,588)	(7,530,171)	(69,148,638)
Class B
Subscriptions	49,453	496,866	173,524	1,441,614
Distributions reinvested	23,701	238,802	54,092	462,394
Redemptions	(6,267,231)	(64,270,104)	(9,174,195)	(80,479,829)
Net decrease	(6,194,077)	(63,534,436)	(8,946,579)	(78,575,821)
Class C
Subscriptions	168,724	1,739,351	248,296	2,150,151
Distributions reinvested	15,667	158,109	14,624	126,386
Redemptions	(880,581)	(8,998,327)	(1,035,282)	(9,064,816)
Net decrease	(696,190)	(7,100,867)	(772,362)	(6,788,279)
Class I
Subscriptions	16,236,077	172,515,838	—	—
Distributions reinvested	47,136	533,108	—	—
Redemptions	(6,054,847)	(69,040,190)	—	—
Net increase	10,228,366	104,008,756	—	—
Class R
Subscriptions	98,178	980,433	8,096	73,330
Distributions reinvested	939	9,893	199	1,783
Redemptions	(23,133)	(273,944)	(4,316)	(39,322)
Net increase	75,984	716,382	3,979	35,791
Class W
Subscriptions	259	2,650	—	—
Redemptions	(14)	(154)	—	—
Net increase	245	2,496	—	—
Class Y
Subscriptions	12,987	130,000	2,538,079	22,992,093
Distributions reinvested	19	203	9	89
Redemptions	(557,752)	(6,260,373)	(1,399,587)	(13,030,304)
Net increase (decrease)	(544,746)	(6,130,170)	1,138,501	9,961,878
Class Z
Subscriptions	13,465,877	141,147,347	23,268,121	200,560,704
Distributions reinvested	1,145,900	12,055,399	1,061,174	9,540,775
Redemptions	(28,724,028)	(306,282,114)	(25,864,203)	(237,020,421)
Net decrease	(14,112,251)	(153,079,368)	(1,534,908)	(26,918,942)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

(c)  Class Y shares commenced operations on July 15, 2009.

(d)  Class Y shares reflect activity for the period July 15, 2009 through February 28, 2010.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.07		$7.00		$12.37		$15.16		$14.60		$13.10
Income from Investment Operations:
Net investment income (c)	0.11	(d)	0.09		0.18		0.20		0.17		0.19
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.93		3.08		(5.36)		(1.14)		1.37		1.64
Total from investment operations	2.04		3.17		(5.18)		(0.94)		1.54		1.83
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.10)		(0.19)		(0.22)		(0.12)		(0.16)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)
Total distributions to shareholders	(0.13)		(0.10)		(0.19)		(1.85)		(0.98)		(0.33)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.98		$10.07		$7.00		$12.37		$15.16		$14.60
Total return (f)	20.45%		45.49	%(g)	(42.36	)%(g)	(7.55	)%(g)	11.09	%(g)(h)	14.15	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.18%		1.12%		1.04%		0.99%		1.01	%(j)	0.96%
Interest expense	—	%(k)	—		—	%(k)	—		—		—
Net expenses (i)	1.18%		1.12%		1.04%		0.99%		1.01	%(j)	0.96%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)
Net investment income (i)	1.02%		0.95%		1.68%		1.37%		1.27	%(j)	1.36%
Portfolio turnover rate	79%		61%		61%		62%		66	%(h)	59%
Net assets, end of period (000s)	$517,861		$891,894		$672,426		$1,262,700		$1,332,311		$1,066,456

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.72		$6.75		$11.94		$14.69		$14.19		$12.75
Income from Investment Operations:
Net investment income (c)	0.03	(d)	0.02		0.09		0.09		0.07		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.85		2.99		(5.17)		(1.10)		1.34		1.59
Total from investment operations	1.88		3.01		(5.08)		(1.01)		1.41		1.67
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.04)		(0.11)		(0.11)		(0.05)		(0.06)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)
Total distributions to shareholders	(0.06)		(0.04)		(0.11)		(1.74)		(0.91)		(0.23)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.54		$9.72		$6.75		$11.94		$14.69		$14.19
Total return (f)	19.48%		44.59	%(g)	(42.84	)%(g)	(8.24	)%(g)	10.38	%(g)(h)	13.22	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.93%		1.87%		1.79%		1.74%		1.76	%(j)	1.71%
Interest expense	—	%(k)	—		—	%(k)	—		—		—
Net expenses (i)	1.93%		1.87%		1.79%		1.74%		1.76	%(j)	1.71%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)
Net investment income (i)	0.32%		0.23%		0.89%		0.60%		0.52	%(j)	0.60%
Portfolio turnover rate	79%		61%		61%		62%		66	%(h)	59%
Net assets, end of period (000s)	$43,173		$96,524		$127,489		$346,218		$557,033		$693,558

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.72		$6.75		$11.94		$14.69		$14.19		$12.75
Income from Investment Operations:
Net investment income (c)	0.03	(d)	0.02		0.09		0.09		0.07		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.85		2.99		(5.17)		(1.10)		1.34		1.59
Total from investment operations	1.88		3.01		(5.08)		(1.01)		1.41		1.67
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.04)		(0.11)		(0.11)		(0.05)		(0.06)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)
Total distributions to shareholders	(0.06)		(0.04)		(0.11)		(1.74)		(0.91)		(0.23)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.54		$9.72		$6.75		$11.94		$14.69		$14.19
Total return (f)	19.48%		44.59	%(g)	(42.84	)%(g)	(8.24	)%(g)	10.38	%(g)(h)	13.22	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.93%		1.87%		1.79%		1.74%		1.76	%(j)	1.71%
Interest expense	—	%(k)	—		—	%(k)	—		—		—
Net expenses (i)	1.93%		1.87%		1.79%		1.74%		1.76	%(j)	1.71%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)
Net investment income (i)	0.32%		0.21%		0.90%		0.60%		0.52	%(j)	0.60%
Portfolio turnover rate	79%		61%		61%		62%		66	%(h)	59%
Net assets, end of period (000s)	$36,187		$37,229		$31,091		$70,383		$94,600		$98,884

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$10.23
Income from Investment Operations:
Net investment income (b)	0.05
Net realized and unrealized gain on investments and foreign currency	1.80
Total from investment operations	1.85
Less Distributions to Shareholders:
From net investment income	(0.05)
Net Asset Value, End of Period	$12.03
Total return (c)(d)	18.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.70%
Net investment income (e)(f)	1.04%
Portfolio turnover rate (d)	79%
Net assets, end of period (000s)	$123,018

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.07		$6.99		$12.36		$15.15		$14.59		$14.05
Income from Investment Operations:
Net investment income (c)	0.06	(d)	0.07		0.15		0.22		0.14		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.95		3.09		(5.36)		(1.19)		1.38		0.53
Total from investment operations	2.01		3.16		(5.21)		(0.97)		1.52		0.57
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.08)		(0.16)		(0.19)		(0.10)		(0.03)
From net realized gains	—		—		—		(1.63)		(0.86)		—
Total distributions to shareholders	(0.10)		(0.08)		(0.16)		(1.82)		(0.96)		(0.03)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.98		$10.07		$6.99		$12.36		$15.15		$14.59
Total return (f)	20.16%		45.34	%(g)	(42.54	)%(g)	(7.79	)%(g)	10.90	%(g)(h)	4.05	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.43%		1.37%		1.29%		1.24%		1.26	%(j)	1.25	%(j)
Interest expense	—	%(k)	—		—	%(k)	—		—		—
Net expenses (i)	1.43%		1.37%		1.29%		1.24%		1.26	%(j)	1.25	%(j)
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.16	%(j)(l)
Net investment income (i)	0.59%		0.71%		1.45%		1.63%		1.02	%(j)	1.33	%(j)
Portfolio turnover rate	79%		61%		61%		62%		66	%(h)	59	%(h)
Net assets, end of period (000s)	$1,211		$252		$147		$236		$11		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.10%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$10.21
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments and foreign currency	1.78
Total from investment operations	1.81
Less Distributions to Shareholders:
From net investment income	(0.03)
Net Asset Value, End of Period	$11.99
Total return (c)(d)	17.79%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.22%
Net investment income (e)(f)	0.54%
Portfolio turnover rate (d)	79%
Net assets, end of period (000s)	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended February 28, 2011		Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$10.10		$8.65
Income from Investment Operations:
Net investment income (b)	0.17	(c)	0.08
Net realized and unrealized gain on investments and foreign currency	1.92		1.45
Total from investment operations	2.09		1.53
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.08)
Net Asset Value, End of Period	$12.02		$10.10
Total return (d)	20.98%		17.67	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.71%		0.72	%(h)
Interest expense	—	%(g)	—
Net expenses (f)	0.71%		0.72	%(h)
Net investment income (f)	1.62%		1.36	%(h)
Portfolio turnover rate	79%		61	%(e)
Net assets, end of period (000s)	$7,138		$11,497

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.09		$7.01		$12.40		$15.19		$14.61		$13.12
Income from Investment Operations:
Net investment income (c)	0.14	(d)	0.11		0.20		0.24		0.21		0.22
Net realized and unrealized gain (loss) on investments, foreign currency and written options	1.94		3.09		(5.39)		(1.14)		1.38		1.63
Total from investment operations	2.08		3.20		(5.19)		(0.90)		1.59		1.85
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.12)		(0.22)		(0.26)		(0.15)		(0.19)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)
Total distributions to shareholders	(0.16)		(0.12)		(0.22)		(1.89)		(1.01)		(0.36)
Increase from regulatory settlements	—		—	(e)	0.02		—		—		—
Net Asset Value, End of Period	$12.01		$10.09		$7.01		$12.40		$15.19		$14.61
Total return (f)	20.81%		45.93	%(g)	(42.27	)%(g)	(7.29	)%(g)	11.42	%(g)(h)	14.33	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.93%		0.87%		0.79%		0.74%		0.76	%(j)	0.71%
Interest expense	—	%(k)	—		—	%(k)	—		—		—
Net expenses (i)	0.93%		0.87%		0.79%		0.74%		0.76	%(j)	0.71%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)
Net investment income (i)	1.32%		1.21%		1.91%		1.61%		1.52	%(j)	1.60%
Portfolio turnover rate	79%		61%		61%		62%		66	%(h)	59%
Net assets, end of period (000s)	$1,366,011		$1,290,563		$907,353		$1,905,752		$2,277,652		$2,009,115

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%.

See Accompanying Notes to Financial Statements.

25

Notes to Financial Statements – Columbia Large Cap Value Fund
February 28, 2011

Note 1. Organization

Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $18,924,600 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type

26

Columbia Large Cap Value Fund, February 28, 2011

of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

27

Columbia Large Cap Value Fund, February 28, 2011

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $6 billion	0.43%
Over $6 billion	0.41%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.48% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data

28

Columbia Large Cap Value Fund, February 28, 2011

Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class W	Class Y		Class Z
0.22%	0.22%	0.22%	0.22%	0.27%	0.00	%*	0.22%

Class I shares do not pay transfer agent fees.

*  Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $18,761 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $315, $30,573 and $1,633, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B, Class C and Class W shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%
Class W Shareholder Servicing Plan	0.25%	0.25%[1]
Class W Distribution Plan	0.00%	0.25%[1]

1  The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

29

Columbia Large Cap Value Fund, February 28, 2011

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.25%, 2.00%, 2.00%, 0.87%, 1.50%, 1.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.00% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities.Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $24,260.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $180 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,601,594,176 and $2,198,336,992, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $1,763 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 30.7% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

30

Columbia Large Cap Value Fund, February 28, 2011

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $8,375,000 at a weighted average interest rate of 1.55%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,253,076	$102,496	$(1,355,572)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from	2011	2010
Ordinary Income*	$26,828,023	$26,208,238

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$480,863,498

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$488,631,404
Unrealized depreciation	(7,767,906)
Net unrealized appreciation	$480,863,498

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$160,922,892
2018	473,592,838
$634,515,730

Capital loss carryforwards of $226,294,701 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured

31

Columbia Large Cap Value Fund, February 28, 2011

as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

32

Columbia Large Cap Value Fund, February 28, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

34

Federal Income Tax Information (Unaudited) – Columbia Large Cap Value Fund

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

94.92% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

35

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

36

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("CMIA") and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a "Fund" and together, the "Funds"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds' current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain CMIA as the Funds' investment manager;

•  The nature, extent and quality of investment management services provided by CMIA to each Fund;

•  The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•  The recent evaluation of each Fund's potential to realize economies of scale through operations of CMIA;

•  The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

o  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates

40

and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

o  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

o  Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

•  Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement. Quietly

Investment Performance. The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds' peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund's IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment

41

strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each Fund at all or certain assets levels, and would be otherwise identical to each Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA's proposal to implement a contractual expense limitation that would mitigate the effect of such Fund's investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability. The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

42

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA's affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds' distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

43

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

44

B. Elements Involved in Managing the Fee Negotiation Process
In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

45

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,853,711	23,737,772	702,036	19,761,384

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Large Cap Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1211 A (04/11)

Columbia Mid Cap Value Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Board Consideration and Approval of Amendment to Investment Management Services Agreement	39

Summary of Management Fee Evaluation by Independent Fee Consultant	43

Shareholder Meeting Results	45

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Mid Cap Value Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 28.87% without sales charge.

■  The fund's performance was roughly in line with its benchmark, the Russell Midcap Value Index,1 and with the average return of its peer group, the Lipper Mid-Cap Core Funds Classification.2

■  Gains were strong across all sectors, both within the index and the fund. Strong security selection relative to the index in the information technology and consumer discretionary sectors was offset by disappointments in the energy sector.

Portfolio Management

Lori J. Ensinger has co-managed the fund since 2010. From 2001 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Ensinger was associated with the fund's previous investment adviser as an investment professional.

Diane L. Sobin has co-managed the fund since 2010. From 2001 until joining the Investment Manager in May 2010, Ms. Sobin was associated with the fund's previous investment adviser as an investment professional.

David I. Hoffman has co-managed the fund since 2010. From 2004 until joining the Investment Manager in May 2010, Mr. Hoffman was associated with the fund's previous investment adviser as an investment professional.

Noah J. Petrucci has co-managed the fund since 2010. From 2002 until joining the Investment Manager in May 2010, Mr. Petrucci was associated with the fund's previous investment adviser as an investment professional.

1The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The stocks are also members of the Russell 1000 Value Index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+28.87%

Class A shares (without sales charge)

+29.30%

Russell Midcap Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Mid Cap Value Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June 2010, July 2010 and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Mid Cap Value Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/20/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/20/01 – 02/28/11 ($)

Sales charge	without	with
Class A	21,882	20,624
Class B	20,409	20,409
Class C	20,409	20,409
Class I	n/a	n/a
Class R	21,606	n/a
Class W	n/a	n/a
Class Y	22,384	n/a
Class Z	22,384	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	W	Y	Z
Inception	11/20/01		11/20/01		11/20/01		09/27/10	01/23/06	09/27/10	07/15/09	11/20/01
Sales charge	without	with	without	with	without	with	without	without	without	without	without
1-year	28.87	21.49	27.89	22.89	27.88	26.88	n/a	28.53	n/a	29.23	29.14
5-year	3.59	2.37	2.83	2.48	2.82	2.82	n/a	3.35	n/a	3.85	3.85
10-year/Life	8.81	8.12	8.00	8.00	8.00	8.00	22.40	8.66	22.17	9.08	9.08

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with distribution and/or service (Rule 12b-1) fees. Class I, Class R, Class Y, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees. The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y and Class Z shares.

Class I and Class W shares were initially offered on September 27, 2010.

4

Understanding Your Expenses – Columbia Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,333.90		1,019.29	6.42		5.56	1.11
Class B	1,000.00	1,000.00	1,329.00		1,015.57	10.74		9.30	1.86
Class C	1,000.00	1,000.00	1,329.70		1,015.57	10.74		9.30	1.86
Class I	1,000.00	1,000.00	1059.50	*	1,021.32	3.04	*	3.51	0.70
Class R	1,000.00	1,000.00	1,332.60		1,018.05	7.87		6.80	1.36
Class W	1,000.00	1,000.00	1058.70	*	1,019.29	4.82	*	5.56	1.11
Class Y	1,000.00	1,000.00	1,336.80		1,020.88	4.58		3.96	0.79
Class Z	1,000.00	1,000.00	1,336.10		1,020.53	4.98		4.31	0.86

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class W shares commenced operations on September 27, 2010.

5

Portfolio Manager's Report – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	14.24
Class B	13.89
Class C	13.94
Class I	14.24
Class R	14.23
Class W	14.24
Class Y	14.24
Class Z	14.26

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.14
Class B	0.09
Class C	0.09
Class I	0.05
Class R	0.12
Class W	0.04
Class Y	0.18
Class Z	0.17

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 28.87% without sales charge. This return was largely in line with the 29.30% gain of the fund's benchmark, the Russell Midcap Value Index, as well as the 28.81% advance of its peer group, the Lipper Mid-Cap Core Funds Classification. In a year marked by volatility, we believe our decision to stay focused on attractively valued stocks where we could see the potential for improvement, particularly in operating profit margins, aided results.

Mid-cap stocks outpaced larger-cap issues

After a tumultuous first half, U.S. equities ended the reporting period with strong gains. Smaller-cap and lower-quality stocks, which had been hardest hit in the market downturn, were among the biggest winners as the economic outlook improved in the second half of the 12-month period. Across market caps, stocks that could generate above-average earnings growth outperformed stocks that offered attractive valuations relative to earnings and other measures. The market's gains were broad-based, with all sectors in the Russell index reporting strong returns.

Outperformance in information technology and consumer discretionary sectors

Security selection, particularly in the information technology, consumer discretionary and materials sectors, gave the biggest boost to fund results versus the index. Within technology, the biggest gains came from semiconductor stocks. Atmel (0.5% of net assets), which makes chips for mobile digital devices, returned over 200% for the year, as growing demand for its products pushed earnings ahead of estimates. Investors applauded news that the company would begin buying back its shares. In consumer discretionary, stock selection was strongest in the specialty retail area. Winners included footwear retailer, Foot Locker (0.9% of net assets), which benefited from a rebound in the sale of basketball shoes, and Limited Brands (0.7% of net assets), which owns Victoria's Secret and Bath & Body Works. Strong same-store sales at Foot Locker and Limited stores helped propel both stocks higher. In addition, the fund owned some automotive-related winners, including BorgWarner (1.0% of net assets) and auto parts retailer O'Reilly Automotive, an out-of-benchmark position that was sold before period end. O'Reilly gained from an uptick in mileage as more people drive their cars longer. Finally, materials stocks added to performance, thanks to a slight overweight and good stock selection in the sector.

Energy holdings lagged index

Despite strong gains from energy stocks, the fund's holdings lagged those in the index by a sizable margin. Exposure to energy equipment and services companies, such as Pride International, Nabors Industries and Noble (1.1% of net assets—and not in the Russell index), hampered results. All three were hard hit by last spring's oil disaster in the Gulf of Mexico. We sold Pride on the news that it would be acquired by ENSCO International, another portfolio holding. We also sold Nabors before the end of the reporting period. A small stake in coal company Massey Energy further hindered results. Massey's stock tumbled after a fatal accident last spring at one of its West Virginia mines, and we sold the position.

Economically sensitive bias

At period end, the portfolio was positioned for continued slow economic growth with overweights in sectors that are sensitive to economic activity, including consumer discretionary,

6

Portfolio Manager's Report (continued) – Columbia Mid Cap Value Fund technology and industrials. We remain focused on companies that can generate improved profitability going forward. As always, the fund's positioning reflects opportunities uncovered by our bottom-up stock selection process. Going forward, we expect the market to benefit from increased merger-and-acquisition activity, as larger companies use their relatively high cash positions to make acquisitions that can help their businesses expand. In addition, we believe stocks have the potential to attract more investor interest from shareholder-friendly initiatives, including the reinstatement or increase in dividends and the introduction of new share repurchase programs.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 02/28/11 (%)

Financials	26.5
Consumer Discretionary	12.8
Energy	12.6
Industrials	12.6
Utilities	8.6

Top 10 holdings

as of 02/28/11 (%)

Discover Financial Services	2.0
Spectra Energy	1.8
Parker Hannifin	1.6
Peabody Energy	1.6
PPG Industries	1.6
Lincoln National	1.5
Fifth Third Bancorp	1.5
Equity Residential Property Trust	1.5
Wisconsin Energy	1.4
Murphy Oil	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Mid Cap Value Fund

February 28, 2011

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 12.8%
Auto Components – 1.7%
BorgWarner, Inc. (a)	652,200	50,617,242
Tenneco, Inc. (a)	860,500	34,316,740
Auto Components Total		84,933,982
Automobiles – 0.5%
Harley-Davidson, Inc.	605,900	24,732,838
Automobiles Total		24,732,838
Hotels, Restaurants & Leisure – 3.0%
Bally Technologies, Inc. (a)	563,500	21,768,005
Darden Restaurants, Inc.	517,600	24,394,488
International Game Technology	1,595,134	26,255,905
Royal Caribbean Cruises Ltd. (a)	1,008,225	44,150,173
Starwood Hotels & Resorts Worldwide, Inc.	609,000	37,209,900
Hotels, Restaurants & Leisure Total		153,778,471
Household Durables – 1.7%
D.R. Horton, Inc.	3,473,325	41,124,168
Stanley Black & Decker, Inc.	610,450	46,290,424
Household Durables Total		87,414,592
Internet & Catalog Retail – 0.5%
Liberty Media Corp., Interactive, Series A (a)	1,571,700	25,241,502
Internet & Catalog Retail Total		25,241,502
Leisure Equipment & Products – 1.2%
Brunswick Corp.	568,800	13,099,464
Hasbro, Inc.	558,550	25,078,895
Mattel, Inc.	915,450	22,941,177
Leisure Equipment & Products Total		61,119,536
Media – 2.0%
CBS Corp., Class B	2,336,300	55,744,118
DISH Network Corp., Class A (a)	2,000,100	46,502,325
Media Total		102,246,443
Multiline Retail – 0.5%
Macy's, Inc.	1,077,300	25,747,470
Multiline Retail Total		25,747,470
Specialty Retail – 1.7%
Foot Locker, Inc.	2,407,100	47,829,077
Limited Brands, Inc.	1,130,450	36,197,009
Specialty Retail Total		84,026,086
Consumer Discretionary Total		649,240,920

	Shares	Value ($)
Consumer Staples – 4.8%
Beverages – 0.6%
Molson Coors Brewing Co., Class B	655,550	29,978,301
Beverages Total		29,978,301
Food & Staples Retailing – 0.8%
Safeway, Inc.	1,852,200	40,415,004
Food & Staples Retailing Total		40,415,004
Food Products – 2.0%
Dean Foods Co. (a)	1,434,400	15,147,264
Hershey Co.	1,025,800	53,669,856
J.M. Smucker Co.	520,465	35,828,811
Food Products Total		104,645,931
Household Products – 0.5%
Clorox Co.	395,950	26,829,572
Household Products Total		26,829,572
Personal Products – 0.9%
Avon Products, Inc.	1,574,200	43,778,502
Personal Products Total		43,778,502
Consumer Staples Total		245,647,310
Energy – 12.6%
Energy Equipment & Services – 4.6%
Cameron International Corp. (a)	647,950	38,313,283
Dresser-Rand Group, Inc. (a)	583,750	28,767,200
Ensco PLC, ADR	765,600	42,950,160
Noble Corp.	1,256,725	56,188,175
Superior Energy Services, Inc. (a)	663,900	25,434,009
Weatherford International Ltd. (a)	1,639,300	39,638,274
Energy Equipment & Services Total		231,291,101
Oil, Gas & Consumable Fuels – 8.0%
Cabot Oil & Gas Corp.	1,284,525	58,651,412
El Paso Corp.	2,063,800	38,386,680
Frontier Oil Corp. (a)	970,400	27,074,160
Murphy Oil Corp.	964,400	70,912,332
Peabody Energy Corp.	1,233,305	80,769,144
QEP Resources, Inc.	695,300	27,499,115
Spectra Energy Corp.	3,330,500	89,090,875
Tesoro Corp. (a)	691,300	16,439,114
Oil, Gas & Consumable Fuels Total		408,822,832
Energy Total		640,113,933

See Accompanying Notes to Financial Statements.

8

Columbia Mid Cap Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Financials – 26.5%
Capital Markets – 2.3%
Raymond James Financial, Inc.	1,381,350	52,933,332
TD Ameritrade Holding Corp.	3,035,250	66,168,450
Capital Markets Total		119,101,782
Commercial Banks – 7.1%
CIT Group, Inc. (a)	847,100	36,696,372
City National Corp.	814,287	47,969,647
Comerica, Inc.	922,275	35,876,498
Cullen/Frost Bankers, Inc.	826,225	48,383,736
Fifth Third Bancorp.	5,147,494	75,153,412
Huntington Bancshares, Inc.	5,584,985	38,201,297
SVB Financial Group (a)	770,177	41,728,190
Zions Bancorporation	1,643,625	38,395,080
Commercial Banks Total		362,404,232
Consumer Finance – 2.0%
Discover Financial Services	4,575,409	99,515,145
Consumer Finance Total		99,515,145
Insurance – 4.9%
ACE Ltd.	401,331	25,384,186
Axis Capital Holdings Ltd.	1,108,500	40,260,720
Lincoln National Corp.	2,382,258	75,565,224
Reinsurance Group of America, Inc.	1,141,675	68,945,753
XL Group PLC	1,584,823	37,005,617
Insurance Total		247,161,500
Real Estate Investment Trusts (REITs) – 8.6%
Alexandria Real Estate Equities, Inc.	512,200	41,078,440
Boston Properties, Inc.	591,750	56,760,660
Equity Residential Property Trust	1,340,025	73,848,778
General Growth Properties, Inc. (a)	778,363	12,391,539
Host Hotels & Resorts, Inc.	2,875,097	52,901,785
ProLogis	2,409,200	39,173,592
Rayonier, Inc.	1,029,775	63,156,101
Taubman Centers, Inc.	890,000	49,377,200
Weyerhaeuser Co.	1,970,611	48,102,614
Real Estate Investment Trusts (REITs) Total		436,790,709
Real Estate Management & Development – 0.9%
CB Richard Ellis Group, Inc., Class A (a)	1,777,000	44,496,080
Real Estate Management & Development Total		44,496,080
Thrifts & Mortgage Finance – 0.7%
MGIC Investment Corp. (a)	1,393,154	11,967,193
People's United Financial, Inc.	1,956,550	25,787,329
Thrifts & Mortgage Finance Total		37,754,522
Financials Total		1,347,223,970

	Shares	Value ($)
Health Care – 5.9%
Health Care Equipment & Supplies – 2.3%
Cooper Companies, Inc.	471,775	29,165,130
Teleflex, Inc.	797,925	46,590,841
Zimmer Holdings, Inc. (a)	662,450	41,297,133
Health Care Equipment & Supplies Total		117,053,104
Health Care Providers & Services – 1.3%
Coventry Health Care, Inc. (a)	1,115,100	33,676,020
Quest Diagnostics, Inc.	580,486	32,942,581
Health Care Providers & Services Total		66,618,601
Life Sciences Tools & Services – 1.4%
Agilent Technologies, Inc. (a)	999,825	42,072,636
Mettler-Toledo International, Inc. (a)	154,825	26,532,360
Life Sciences Tools & Services Total		68,604,996
Pharmaceuticals – 0.9%
Watson Pharmaceuticals, Inc. (a)	827,200	46,314,928
Pharmaceuticals Total		46,314,928
Health Care Total		298,591,629
Industrials – 12.6%
Aerospace & Defense – 1.3%
AerCap Holdings NV (a)	3,288,400	44,623,588
L-3 Communications Holdings, Inc.	288,150	22,847,414
Aerospace & Defense Total		67,471,002
Airlines – 0.4%
Delta Air Lines, Inc. (a)	1,796,600	20,193,784
Airlines Total		20,193,784
Building Products – 0.5%
Owens Corning (a)	696,400	24,882,372
Building Products Total		24,882,372
Construction & Engineering – 1.0%
Foster Wheeler AG (a)	1,466,750	53,037,680
Construction & Engineering Total		53,037,680
Electrical Equipment – 1.5%
Babcock & Wilcox Co. (a)	791,600	26,732,332
Cooper Industries PLC, Class A	782,075	50,326,526
Electrical Equipment Total		77,058,858
Machinery – 4.7%
AGCO Corp. (a)	549,475	30,100,240
Crane Co.	718,600	33,946,664
Ingersoll-Rand PLC	824,450	37,347,585
Kennametal, Inc.	749,425	28,822,886
Navistar International Corp. (a)	398,400	24,692,832
Parker Hannifin Corp.	913,350	81,452,553
Machinery Total		236,362,760

See Accompanying Notes to Financial Statements.

9

Columbia Mid Cap Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Professional Services – 0.9%
Manpower, Inc.	728,100	46,234,350
Professional Services Total		46,234,350
Road & Rail – 2.3%
Canadian Pacific Railway Ltd.	562,600	38,245,548
Con-way, Inc.	799,873	26,043,865
Hertz Global Holdings, Inc. (a)	3,317,350	50,456,893
Road & Rail Total		114,746,306
Industrials Total		639,987,112
Information Technology – 6.9%
Communications Equipment – 0.5%
Brocade Communications Systems, Inc. (a)	4,311,100	27,461,707
Communications Equipment Total		27,461,707
Computers & Peripherals – 1.1%
Diebold, Inc.	1,558,750	54,805,650
Computers & Peripherals Total		54,805,650
Electronic Equipment, Instruments & Components – 2.0%
Arrow Electronics, Inc. (a)	1,270,725	49,812,420
Molex, Inc.	1,828,750	51,076,987
Electronic Equipment, Instruments & Components Total		100,889,407
Semiconductors & Semiconductor Equipment – 1.8%
Advanced Micro Devices, Inc. (a)	2,459,500	22,651,995
Atmel Corp. (a)	1,799,300	26,413,724
Avago Technologies Ltd.	808,900	27,494,511
Varian Semiconductor Equipment Associates, Inc. (a)	323,300	15,424,643
Semiconductors & Semiconductor Equipment Total		91,984,873
Software – 1.5%
Autodesk, Inc. (a)	910,250	38,276,013
Nuance Communications, Inc. (a)	1,870,300	34,899,798
Software Total		73,175,811
Information Technology Total		348,317,448
Materials – 5.9%
Chemicals – 4.1%
Albemarle Corp.	754,750	43,443,410
Celanese Corp., Series A	932,350	38,645,908
International Flavors & Fragrances, Inc.	497,400	28,326,930

	Shares	Value ($)
LyondellBasell Industries NV, Class A (a)	437,125	16,645,720
PPG Industries, Inc.	894,675	79,071,376
Chemicals Total		206,133,344
Containers & Packaging – 1.3%
Packaging Corp. of America	2,203,500	63,438,765
Containers & Packaging Total		63,438,765
Metals & Mining – 0.5%
United States Steel Corp.	480,375	27,616,759
Metals & Mining Total		27,616,759
Materials Total		297,188,868
Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.8%
Qwest Communications International, Inc.	5,507,550	37,561,491
Diversified Telecommunication Services Total		37,561,491
Telecommunication Services Total		37,561,491
Utilities – 8.6%
Electric Utilities – 1.8%
American Electric Power Co., Inc.	1,433,925	51,305,837
Northeast Utilities	1,126,725	38,353,719
Electric Utilities Total		89,659,556
Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	2,052,674	25,391,577
Independent Power Producers & Energy Traders Total		25,391,577
Multi-Utilities – 6.3%
CMS Energy Corp.	1,596,800	30,754,368
PG&E Corp.	942,875	43,428,822
Public Service Enterprise Group, Inc.	1,245,525	40,728,668
Sempra Energy	1,303,325	69,375,990
Wisconsin Energy Corp.	1,219,475	72,192,920
Xcel Energy, Inc.	2,781,250	66,583,125
Multi-Utilities Total		323,063,893
Utilities Total		438,115,026
Total Common Stocks (cost of $3,730,269,787)		4,941,987,707

See Accompanying Notes to Financial Statements.

10

Columbia Mid Cap Value Fund

February 28, 2011

Short-Term Obligation – 2.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 12/18/13, market value $147,085,125 (repurchase proceeds $144,198,361)	144,198,000	144,198,000
Total Short-Term Obligation (cost of $144,198,000)		144,198,000
Total Investments – 100.2% (cost of $3,874,467,787) (b)		5,086,185,707
Other Assets & Liabilities, Net – (0.2)%		(9,671,096)
Net Assets – 100.0%		5,076,514,611

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,894,205,493.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$4,941,987,707	$—	$—	$4,941,987,707
Total Short-Term Obligation	—	144,198,000	—	144,198,000
Total Investments	$4,941,987,707	$144,198,000	$—	$5,086,185,707

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.5
Consumer Discretionary	12.8
Energy	12.6
Industrials	12.6
Utilities	8.6
Information Technology	6.9
Health Care	5.9
Materials	5.9
Consumer Staples	4.8
Telecommunication Services	0.8
97.4
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Mid Cap Value Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	3,874,467,787
	Investments, at value	5,086,185,707
	Cash	8,555,136
	Receivable for:
	Investments sold	15,049,141
	Fund shares sold	17,689,178
	Dividends	7,268,816
	Interest	361
	Trustees' deferred compensation plan	47,136
	Prepaid expenses	16,575
	Other assets	982
	Total Assets	5,134,813,032
Liabilities	Expense reimbursement due to Investment Manager	23
	Payable for:
	Investments purchased	42,029,469
	Fund shares repurchased	10,150,175
	Investment advisory fee	2,048,729
	Administration fee	645,777
	Pricing and bookkeeping fees	11,934
	Transfer agent fee	2,384,346
	Trustees' fees	48,511
	Custody fee	23,507
	Distribution and service fees	578,551
	Chief compliance officer expenses	629
	Trustees' deferred compensation plan	47,136
	Other liabilities	329,634
	Total Liabilities	58,298,421
	Net Assets	5,076,514,611
Net Assets Consist of	Paid-in capital	4,521,673,273
	Undistributed net investment income	125,040
	Accumulated net realized loss	(657,001,622)
	Net unrealized appreciation on investments	1,211,717,920
	Net Assets	5,076,514,611

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Value Fund
February 28, 2011

Class A	Net assets	$1,511,518,857
	Shares outstanding	106,142,531
	Net asset value per share	$14.24	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$15.11	(b)
Class B	Net assets	$44,651,181
	Shares outstanding	3,215,183
	Net asset value and offering price per share	$13.89	(a)
Class C	Net assets	$173,456,751
	Shares outstanding	12,444,266
	Net asset value and offering price per share	$13.94	(a)
Class I (c)	Net assets	$150,602,873
	Shares outstanding	10,574,573
	Net asset value, offering and redemption price per share	$14.24
Class R	Net assets	$337,000,600
	Shares outstanding	23,686,098
	Net asset value, offering and redemption price per share	$14.23
Class W (c)	Net assets	$3,046
	Shares outstanding	214
	Net asset value, offering and redemption price per share	$14.24	(d)
Class Y	Net assets	$32,515
	Shares outstanding	2,283
	Net asset value, offering and redemption price per share	$14.24
Class Z	Net assets	$2,859,248,788
	Shares outstanding	200,496,740
	Net asset value, offering and redemption price per share	$14.26

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class W shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Mid Cap Value Fund
For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	99,220,609
	Interest	173,922
	Foreign taxes withheld	(30,176)
	Total Investment Income	99,364,355
Expenses	Investment advisory fee	24,307,483
	Administration fee	7,614,544
	Distribution fee:
	Class B	399,248
	Class C	1,281,780
	Class R	1,512,389
	Service fee:
	Class B	132,843
	Class C	427,024
	Class W	3
	Distribution and service fees:
	Class A	3,583,587
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class W, and Class Z	7,175,651
	Class Y	23
	Pricing and bookkeeping fees	141,578
	Trustees' fees	78,684
	Custody fee	106,989
	Registration fees	156,645
	Audit fee	46,885
	Legal fees	48,674
	Reports to shareholders	292,266
	Chief compliance officer expenses	5,030
	Other expenses	148,793
	Total Expenses	47,460,119
	Expense reductions	(289)
	Net Expenses	47,459,830
	Net Investment Income	51,904,525
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	330,690,724
	Foreign currency transactions	1,343
	Net realized gain	330,692,067
	Net change in unrealized appreciation (depreciation) on investments	792,952,174
	Net Gain	1,123,644,241
	Net Increase Resulting from Operations	1,175,548,766

(a)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

14

Statements of Changes in Net Assets – Columbia Mid Cap Value Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)	2010 ($) (c)(d)
Operations	Net investment income	51,904,525	30,139,302
	Net realized gain (loss) on investments and foreign currency transactions	330,692,067	(299,147,608)
	Net change in unrealized appreciation (depreciation) on investments	792,952,174	2,039,005,188
	Net increase resulting from operations	1,175,548,766	1,769,996,882
Distributions to Shareholders	From net investment income:
	Class A	(16,528,260)	(9,486,273)
	Class B	(347,528)	(118,551)
	Class C	(1,183,149)	(283,569)
	Class I	(59,745)	—
	Class R	(2,956,981)	(1,055,772)
	Class W	(8)	—
	Class Y	(255)	(1,968)
	Class Z	(36,251,311)	(19,244,353)
	From return of capital:
	Class A	—	(1,179,530)
	Class B	—	(14,741)
	Class C	—	(35,259)
	Class R	—	(131,276)
	Class Y	—	(245)
	Class Z	—	(2,392,858)
	Total distributions to shareholders	(57,327,237)	(33,944,395)
	Net Capital Stock Transactions	(428,527,709)	(131,106,499)
	Increase from regulatory settlements	17,400	44,425
	Total increase in net assets	689,711,220	1,604,990,413
Net Assets	Beginning of period	4,386,803,391	2,781,812,978
	End of period	5,076,514,611	4,386,803,391
	Undistributed (overdistributed) net investment income at end of period	125,040	(48,094)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

(c)  Class Y shares commenced operations on July 15, 2009.

(d)  Class Y shares reflect activity for the period July 15, 2009 through February 28, 2010.

See Accompanying Notes to Financial Statements.

15

Statements of Changes in Net Assets (continued) – Columbia Mid Cap Value Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010 (c)(d)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	24,098,682	295,808,915	34,476,480	320,190,001
Distributions reinvested	1,205,192	14,542,969	1,021,407	9,544,277
Redemptions	(48,053,020)	(588,007,438)	(47,315,899)	(451,182,983)
Net decrease	(22,749,146)	(277,655,554)	(11,818,012)	(121,448,705)
Class B
Subscriptions	41,301	494,268	149,471	1,317,009
Distributions reinvested	23,648	276,486	13,472	120,734
Redemptions	(3,076,618)	(36,566,848)	(3,787,390)	(35,177,085)
Net decrease	(3,011,669)	(35,796,094)	(3,624,447)	(33,739,342)
Class C
Subscriptions	990,308	12,037,780	1,973,707	18,398,360
Distributions reinvested	73,776	866,581	26,638	240,612
Redemptions	(5,192,512)	(61,998,199)	(6,816,392)	(63,647,129)
Net decrease	(4,128,428)	(49,093,838)	(4,816,047)	(45,008,157)
Class I (a)(b)
Subscriptions	11,027,366	149,685,114	—	—
Distributions reinvested	4,539	59,734	—	—
Redemptions	(457,332)	(6,244,962)	—	—
Net increase	10,574,573	143,499,886	—	—
Class R
Subscriptions	10,065,747	122,653,544	13,682,875	137,019,802
Distributions reinvested	241,993	2,923,279	123,314	1,166,143
Redemptions	(11,316,146)	(139,432,480)	(10,264,977)	(99,055,533)
Net increase (decrease)	(1,008,406)	(13,855,657)	3,541,212	39,130,412
Class W
Subscriptions	226	2,650	—	—
Redemptions	(12)	(153)	—	—
Net increase	214	2,497	—	—
Class Y
Subscriptions	1,130	13,781	207,937	1,954,982
Distributions reinvested	17	201	7	77
Redemptions	—	—	(206,808)	(2,047,085)
Net increase (decrease)	1,147	13,982	1,136	(92,026)
Class Z
Subscriptions	55,584,335	673,554,891	73,875,293	704,601,659
Distributions reinvested	2,057,565	24,860,995	1,549,920	14,489,725
Redemptions	(73,199,198)	(894,058,817)	(71,601,663)	(689,040,065)
Net increase (decrease)	(15,557,298)	(195,642,931)	3,823,550	30,051,319

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

(c)  Class Y shares commenced operations on July 15, 2009.

(d)  Class Y shares reflect activity for the period July 15, 2009 through February 28, 2010.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.18	$6.87	$13.12	$15.21	$15.01		$14.02
Income from Investment Operations:
Net investment income (c)	0.13 (d)	0.07	0.11	0.13	0.10		0.11
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.07	4.32	(6.25)	(1.19)	1.67		2.47
Total from investment operations	3.20	4.39	(6.14)	(1.06)	1.77		2.58
Less Distributions to Shareholders:
From net investment income	(0.14)	(0.07)	(0.10)	(0.16)	(0.06)		(0.07)
From net realized gains	—	—	—	(0.87)	(1.51)		(1.52)
From return of capital	—	(0.01)	(0.01)	—	—		—
Total distributions to shareholders	(0.14)	(0.08)	(0.11)	(1.03)	(1.57)		(1.59)
Increase from regulatory settlements	— (e)	— (e)	—	—	—		—
Net Asset Value, End of Period	$14.24	$11.18	$6.87	$13.12	$15.21		$15.01
Total return (f)	28.87%	64.09%	(47.05)%	(7.88)%	13.09	%(g)	20.24%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.13%	1.17%	1.17%	1.10%	1.12	%(i)	1.08%
Net investment income (h)	1.05%	0.71%	0.97%	0.83%	0.76	%(i)	0.80%
Portfolio turnover rate	50%	56%	46%	24%	53	%(g)	41%
Net assets, end of period (000s)	$1,511,519	$1,441,388	$966,440	$1,677,414	$1,296,803		$874,429

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.94	$6.73	$12.86	$14.94	$14.80		$13.89
Income from Investment Operations:
Net investment income (loss) (c)	0.03 (d)	— (e)	0.02	0.03	—	(e)	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.01	4.23	(6.11)	(1.19)	1.65		2.43
Total from investment operations	3.04	4.23	(6.09)	(1.16)	1.65		2.44
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.02)	(0.03)	(0.05)	—	(e)	(0.01)
From net realized gains	—	—	—	(0.87)	(1.51)		(1.52)
From return of capital	—	— (e)	(0.01)	—	—		—
Total distributions to shareholders	(0.09)	(0.02)	(0.04)	(0.92)	(1.51)		(1.53)
Increase from regulatory settlements	— (e)	— (e)	—	—	—		—
Net Asset Value, End of Period	$13.89	$10.94	$6.73	$12.86	$14.94		$14.80
Total return (f)	27.89%	62.86%	(47.41)%	(8.61)%	12.36	%(g)	19.32%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.88%	1.92%	1.92%	1.85%	1.87	%(i)	1.84%
Net investment income (loss) (h)	0.28%	(0.01)%	0.18%	0.18%	(0.02	)%(i)	0.05%
Portfolio turnover rate	50%	56%	46%	24%	53	%(g)	41%
Net assets, end of period (000s)	$44,651	$68,110	$66,254	$179,087	$255,123		$312,587

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.98	$6.75	$12.90	$14.99	$14.84		$13.93
Income from Investment Operations:
Net investment income (loss) (c)	0.04 (d)	— (e)	0.02	0.01	—	(e)	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.01	4.25	(6.13)	(1.18)	1.66		2.43
Total from investment operations	3.05	4.25	(6.11)	(1.17)	1.66		2.44
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.02)	(0.03)	(0.05)	—	(e)	(0.01)
From net realized gains	—	—	—	(0.87)	(1.51)		(1.52)
From return of capital	—	— (e)	(0.01)	—	—		—
Total distributions to shareholders	(0.09)	(0.02)	(0.04)	(0.92)	(1.51)		(1.53)
Increase from regulatory settlements	— (e)	— (e)	—	—	—		—
Net Asset Value, End of Period	$13.94	$10.98	$6.75	$12.90	$14.99		$14.84
Total return (f)	27.88%	62.97%	(47.42)%	(8.65)%	12.40	%(g)	19.25%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.88%	1.92%	1.92%	1.85%	1.87	%(i)	1.84%
Net investment income (loss) (h)	0.30%	(0.03)%	0.19%	0.07%	0.03	%(i)	0.05%
Portfolio turnover rate	50%	56%	46%	24%	53	%(g)	41%
Net assets, end of period (000s)	$173,457	$181,941	$144,370	$318,190	$249,067		$123,789

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.68
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments and foreign currency	2.58
Total from investment operations	2.61
Less Distributions to Shareholders:
From net investment income	(0.05)
Net Asset Value, End of Period	$14.24
Total return (c)(d)	22.40%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.72%
Net investment income (e)(f)	0.53%
Portfolio turnover rate (d)	50%
Net assets, end of period (000s)	$150,603

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2011	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.18	$6.87	$13.11	$15.21	$15.01		$14.25
Income from Investment Operations:
Net investment income (c)	0.10 (d)	0.04	0.09	0.05	0.08		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.07	4.33	(6.24)	(1.16)	1.66		0.75
Total from investment operations	3.17	4.37	(6.15)	(1.11)	1.74		0.76
Less Distributions to Shareholders:
From net investment income	(0.12)	(0.05)	(0.08)	(0.12)	(0.03)		—	(e)
From net realized gains	—	—	—	(0.87)	(1.51)		—
From return of capital	—	(0.01)	(0.01)	—	—		—
Total distributions to shareholders	(0.12)	(0.06)	(0.09)	(0.99)	(1.54)		—	(e)
Increase from regulatory settlements	— (e)	— (e)	—	—	—		—
Net Asset Value, End of Period	$14.23	$11.18	$6.87	$13.11	$15.21		$15.01
Total return (f)	28.53%	63.69%	(47.13)%	(8.17)%	12.86	%(g)	5.36	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.38%	1.42%	1.42%	1.35%	1.37	%(i)	1.44	%(i)
Net investment income (h)	0.80%	0.44%	0.94%	0.35%	0.61	%(i)	0.44	%(i)
Portfolio turnover rate	50%	56%	46%	24%	53	%(g)	41	%(g)
Net assets, end of period (000s)	$337,001	$276,046	$145,227	$46,252	$7,337		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  The Fund's Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.69
Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments and foreign currency	2.57
Total from investment operations	2.59
Less Distributions to Shareholders:
From net investment income	(0.04)
Net Asset Value, End of Period	$14.24
Total return (c)(d)	22.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.14%
Net investment income (e)(f)	0.34%
Portfolio turnover rate (d)	50%
Net assets, end of period (000s)	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended February 28, 2011	Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$11.18	$8.86
Income from Investment Operations:
Net investment income (b)	0.16 (c)	0.08
Net realized and unrealized gain on investments and foreign currency	3.08	2.31
Total from investment operations	3.24	2.39
Less Distributions to Shareholders:
From net investment income	(0.18)	(0.06)
From return of capital	—	(0.01)
Total distributions to shareholders	(0.18)	(0.07)
Increase from regulatory settlements (d)	—	—
Net Asset Value, End of Period	$14.24	$11.18
Total return (e)	29.23%	27.00	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.81%	0.76	%(h)
Net investment income (g)	1.25%	1.28	%(h)
Portfolio turnover rate	50%	56	%(f)
Net assets, end of period (000s)	$33	$13

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.20	$6.88	$13.13	$15.23	$15.03		$14.04
Income from Investment Operations:
Net investment income (c)	0.16 (d)	0.09	0.14	0.17	0.13		0.13
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.07	4.33	(6.25)	(1.21)	1.68		2.49
Total from investment operations	3.23	4.42	(6.11)	(1.04)	1.81		2.62
Less Distributions to Shareholders:
From net investment income	(0.17)	(0.09)	(0.13)	(0.19)	(0.10)		(0.11)
From net realized gains	—	—	—	(0.87)	(1.51)		(1.52)
From return of capital	—	(0.01)	(0.01)	—	—		—
Total distributions to shareholders	(0.17)	(0.10)	(0.14)	(1.06)	(1.61)		(1.63)
Increase from regulatory settlements	— (e)	— (e)	—	—	—		—
Net Asset Value, End of Period	$14.26	$11.20	$6.88	$13.13	$15.23		$15.03
Total return (f)	29.14%	64.55%	(46.87)%	(7.70)%	13.36	%(g)	20.49%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.88%	0.92%	0.92%	0.85%	0.87	%(i)	0.84%
Net investment income (h)	1.30%	0.95%	1.23%	1.10%	1.00	%(i)	0.94%
Portfolio turnover rate	50%	56%	46%	24%	53	%(g)	41%
Net assets, end of period (000s)	$2,859,249	$2,419,305	$1,459,522	$2,109,483	$1,758,133		$1,415,664

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Mid Cap Value Fund
February 28, 2011

Note 1. Organization

Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $60,923,362 for Class I shares. The Fund is also authorized to issue Class R4 shares, however this share class is not currently offered for sale. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general

25

Columbia Mid Cap Value Fund, February 28, 2011

supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

26

Columbia Mid Cap Value Fund, February 28, 2011

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.60%
$1 billion to $1.5 billion	0.55%
Over $1.5 billion	0.50%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.53% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer

27

Columbia Mid Cap Value Fund, February 28, 2011

Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows

Class A	Class B	Class C	Class R	Class W	Class Y	Class Z
0.16%	0.16%	0.16%	0.16%	0.16%	0.12%	0.16%

Class I shares do not pay transfer agent fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $33,695 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $4,114, $56,082 and $9,853, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B, Class C and Class W shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%
Class W Shareholder Servicing Plan	0.25%	0.25%[1]
Class W Distribution Plan	0.00%	0.25%[1]

1  The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.30%, 2.05%, 2.05%, 0.91%, 1.55%, 1.30%, 1.05% and 1.05% of the Fund's average daily net assets

28

Columbia Mid Cap Value Fund, February 28, 2011

attributable to Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.05% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Effective April 30, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through June 30, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.19%, 1.94%, 1.94%, 0.80%, 1.44%, 1.19%, 0.94% and 0.94% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $11,204.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $289 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $2,222,660,861 and $2,775,134,152, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2011, and the year ended February 28, 2010, the Fund received payments totaling $17,400 and $44,425, respectively, resulting from certain regulatory settlements in which the Fund had participated during the respective periods.

29

Columbia Mid Cap Value Fund, February 28, 2011

The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 20.2% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for excess distributions, proceeds from litigation settlements, foreign currency transactions and non-taxable dividends were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$5,595,846	$110,489	$(5,706,335)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from	2011	2010
Ordinary Income*	$57,327,237	$30,190,486
Return of Capital	$—	3,753,909

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$1,191,980,214

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and non-taxable dividends received.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,293,261,750
Unrealized depreciation	(101,281,536)
Net unrealized appreciation	$1,191,980,214

The following capital loss carryforwards, determined as of February 28, 2011, may be available to reduce taxable income

30

Columbia Mid Cap Value Fund, February 28, 2011

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$34,355,167
2018	602,735,614
$637,090,781

Capital loss carryforwards of $276,718,220 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

31

Columbia Mid Cap Value Fund, February 28, 2011

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

33

Federal Income Tax Information (Unaudited) – Columbia Mid Cap Value Fund

For non-corporate shareholders, 90.08% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

90.08% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("CMIA") and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a "Fund" and together, the "Funds"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds' current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain CMIA as the Funds' investment manager;

•  The nature, extent and quality of investment management services provided by CMIA to each Fund;

•  The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•  The recent evaluation of each Fund's potential to realize economies of scale through operations of CMIA;

•  The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

o  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

o  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the

39

respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

o  Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

•  Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement. Quietly

Investment Performance

The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds' peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund's IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

40

Investment Advisory Fee Rates and Other Expenses

The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each Fund at all or certain assets levels, and would be otherwise identical to each Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA's proposal to implement a contractual expense limitation that would mitigate the effect of such Fund's investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability

The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale

The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to CMIA

The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA's affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds' distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

41

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

42

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

43

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

44

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,643,078	14,010,529	4,651,657	49,059,301

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

45

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Mid Cap Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1216 A (04/11)

Columbia Small Cap Value Fund II

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Fund Governance	34

Board Consideration and Approval of Amendment to Investment Management Services Agreement	38

Summary of Management Fee Evaluation by Independent Fee Consultant	42

Shareholder Meeting Results	44

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Value Fund II

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 33.89% without sales charge.

■  The fund beat its benchmark, the Russell 2000 Value Index1, and the average return of the funds in its peer group, the Lipper Small Cap Value Funds Classification.2

■  Most of the fund's performance advantage relative to the Russell index came from stock selection, which was especially strong in the information technology sector. The balance came from positive sector allocations.

Portfolio Management

Christian K. Stadlinger has co-managed the fund since 2002 and has been associated with Columbia Management Investment Advisers, LLC (the Investment Manager) since May 2010. Prior to joining the Investment Manager, Mr. Stadlinger was associated with the fund's previous advisor or its predecessors since 2002.

Jarl Ginsberg has co-managed the fund since 2003 and has been associated with the Investment Manager since May 2010. Prior to joining the Investment Manager, Mr. Ginsberg was associated with the fund's previous advisor or its predecessors since 2003.

1The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+33.89%

Class A shares (without sales charge)

+28.87%

Russell 2000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Small Cap Value Fund II

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed,—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Small Cap Value Fund II

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 02/28/11 ($)

Sales charge	without	with
Class A	21,099	19,886
Class B	19,732	19,732
Class C	19,732	19,732
Class I	n/a	n/a
Class R	20,808	n/a
Class Z	21,568	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	Z
Inception	05/01/02		05/01/02		05/01/02		09/27/10	01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without	without
1-year	33.89	26.23	32.89	27.89	32.92	31.92	n/a	33.61	34.31
5-year	4.39	3.15	3.59	3.24	3.59	3.59	n/a	4.11	4.64
Life	8.82	8.09	8.00	8.00	8.00	8.00	27.55	8.65	9.09

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I shares and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I shares, Class R shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Small Cap Value Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,407.60		1,017.90	8.30		6.95	1.39
Class B	1,000.00	1,000.00	1,403.00		1,014.18	12.75		10.69	2.14
Class C	1,000.00	1,000.00	1,403.40		1,014.18	12.75		10.69	2.14
Class I	1,000.00	1,000.00	1,081.50	*	1,020.23	4.04	*	4.61	0.92
Class R	1,000.00	1,000.00	1,406.30		1,016.71	9.73		8.15	1.63
Class Z	1,000.00	1,000.00	1,409.00		1,019.14	6.81		5.71	1.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class A, Class B, Class C, Class R and Class Z shares, account value at the end of the period for Class A, Class B, Class C, Class R and Class Z shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	14.77
Class B	14.10
Class C	14.09
Class I	14.87
Class R	14.71
Class Z	14.87

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.02
Class I	0.07
Class Z	0.05

Top 5 sectors

as of 02/28/11 (%)

Financials	27.2
Industrials	18.4
Information Technology	14.6
Consumer Discretionary	10.3
Energy	7.9

Top 5 sectors are calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 33.89% without sales charge. By comparison, the fund's benchmark, the Russell 2000 Value Index, returned 28.87%, and the Lipper Small Cap Value Funds Classification average, a peer comparison, returned 29.37%. Performance benefited from strong stock selection, particularly within the information technology sector. In addition, sector allocations were positive, driven by overweights in technology and industrials, which were among the strongest performers in the index. An underweight in financials, which was one of the weaker performers, also benefited performance relative to the benchmark. The fund's sector allocations are a function of bottom-up stock selection, which focuses on companies with attractively valued stocks and improving earnings prospects.

A good period for small-cap stocks

Market volatility rocked small-cap stocks in the first half of the period, as mixed signals caused big swings in investor sentiment. At different points, positive signs that the economy and sales growth were improving helped small-cap stocks rally, while worries about macro issues—such as the European debt crisis and a potential double-dip recession—caused sharp pullbacks in the group. Stocks across all market caps took off in the second half of the 12-month period, as the Federal Reserve's decision to initiate another major Treasury repurchase program bolstered the economic outlook. Small-cap stocks, which had fallen the hardest in the downturn, led in the rebound.

Biggest gains from technology stock selection

Stock selection in the technology sector pushed the fund ahead of the index. Some of the fund's strongest returns came from semiconductor stocks with solid earnings growth. Many of these names benefited from an improving economy and growing demand for semiconductor chips, used in a wide range products—from smart phones to cars—that require increased amounts of memory. Winners included Atmel Corporation (no longer held) and Cirrus Logic (1.0% of net assets). Atmel benefited from exposure to a stronger emergence of smart phones and touch screen applications, while Cirrus, which makes chips for Apple's iPod, iPad and iPhone mobile digital devices, benefited from the popularity of Apple's products. Ariba (0.8% of net assets), which develops software specifically for corporate applications, also rallied nicely, as an improving economy gave many companies the confidence to invest in software upgrades. Atmel and Ariba were not in the Russell index.

Winners in industrials and consumer discretionary

Investments in the industrials and consumer discretionary sectors further boosted results. In industrials, many companies that had cut costs during the recession experienced strong earnings gains as revenues began to improve. Top performers included United Rentals (1.0% of net assets), a company that rents out heavy equipment. It rallied sharply amid growing demand from construction companies whose businesses picked up as the economy strengthened. In the consumer discretionary sector, auto and trucking parts supply companies produced strong gains. Among the biggest contributors was Tenneco, which benefited from restructured operations, reduced costs, a pickup in car sales as well as an uptick in miles driven. We took profits and sold Tenneco before period end.

6

Portfolio Managers' Report (continued) – Columbia Small Cap Value Fund II

Headwinds from financials

Gains in the financials sector lagged those in the index, largely because our focus was on more stable companies with improving credit while investors favored lower-quality financials with weak credit. Not owning these lower-quality names cost the fund some ground. Elsewhere, individual stock detractors included Amedisys, a home health care company, hurt by uncertainty regarding billing practices in the industry, and Cenveo (0.6% of net assets), a printing company. We exited Amedisys before period end, but held on to Cenveo because we expect printing businesses to rebound as the economic recovery matures. Finally, having a modest cash position in a strong market rally undermined results versus the index.

Looking ahead

Going forward, we expect performance to continue to be driven by bottom-up stock selection, as we remain focused on finding inexpensive stocks with upward inflection points in the underlying companies' earnings. As always, this strategy drives sector allocations. At period end, the fund had overweights versus the Russell index in a number of economically-sensitive sectors, including industrials, technology and consumer discretionary, where we continued to find numerous opportunities to invest in companies with attractive stock valuations and positive earnings growth potential.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 10 holdings

as of 02/28/11 (%)

Kindred Healthcare, Inc.	1.4
Healthspring, Inc.	1.2
Textainer Group Holdings Ltd.	1.2
ION Geophysical Corp.	1.2
Titan Machinery, Inc.	1.1
Boise, Inc.	1.1
Patriot Coal Corp.	1.1
Atlas Air Worldwide Holdings, Inc.	1.1
Swift Energy Co.	1.0
U-Store-It Trust	1.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Small Cap Value Fund II

February 28, 2011

Common Stocks – 97.6%
	Shares	Value ($)
Consumer Discretionary – 10.3%
Auto Components – 2.4%
Cooper Tire & Rubber Co.	675,000	15,835,500
Dana Holding Corp. (a)	800,000	15,104,000
Tower International, Inc. (a)	885,000	15,310,500
Auto Components Total		46,250,000
Distributors – 0.0%
Core-Mark Holding Co., Inc. (a)	14,626	496,553
Distributors Total		496,553
Diversified Consumer Services – 0.9%
Stewart Enterprises, Inc., Class A	2,250,000	17,145,000
Diversified Consumer Services Total		17,145,000
Hotels, Restaurants & Leisure – 2.0%
Boyd Gaming Corp. (a)	631,100	6,746,459
Domino's Pizza, Inc. (a)	1,050,000	17,713,500
Texas Roadhouse, Inc., Class A (a)	875,000	14,857,500
Hotels, Restaurants & Leisure Total		39,317,459
Household Durables – 0.9%
Helen of Troy Ltd. (a)	600,000	16,758,000
Household Durables Total		16,758,000
Specialty Retail – 3.5%
Brown Shoe Co., Inc.	476,560	7,386,680
Finish Line, Inc., Class A	900,000	15,714,000
Foot Locker, Inc.	350,000	6,954,500
Genesco, Inc. (a)	365,000	14,424,800
Pier 1 Imports, Inc. (a)	900,000	9,072,000
Sonic Automotive, Inc., Class A	1,000,000	14,380,000
Specialty Retail Total		67,931,980
Textiles, Apparel & Luxury Goods – 0.6%
Columbia Sportswear Co.	175,000	10,988,250
Textiles, Apparel & Luxury Goods Total		10,988,250
Consumer Discretionary Total		198,887,242
Consumer Staples – 3.1%
Food & Staples Retailing – 1.6%
Andersons, Inc.	172,067	8,266,099
Pantry, Inc. (a)	690,000	10,874,400
Ruddick Corp.	300,000	11,010,000
Food & Staples Retailing Total		30,150,499
Food Products – 0.7%
Dean Foods Co. (a)	1,300,000	13,728,000
Food Products Total		13,728,000

	Shares	Value ($)
Personal Products – 0.8%
Nu Skin Enterprises, Inc., Class A	485,000	15,481,200
Personal Products Total		15,481,200
Consumer Staples Total		59,359,699
Energy – 7.9%
Energy Equipment & Services – 3.4%
Hornbeck Offshore Services, Inc. (a)	525,000	14,915,250
ION Geophysical Corp. (a)	1,750,000	22,435,000
Key Energy Services, Inc. (a)	800,000	12,400,000
Oil States International, Inc. (a)	210,000	15,285,900
Energy Equipment & Services Total		65,036,150
Oil, Gas & Consumable Fuels – 4.5%
Bill Barrett Corp. (a)	360,000	13,996,800
Knightsbridge Tankers Ltd.	440,000	10,731,600
Overseas Shipholding Group, Inc.	115,000	3,882,400
Patriot Coal Corp. (a)	870,000	20,532,000
Stone Energy Corp. (a)	600,000	18,168,000
Swift Energy Co. (a)	470,000	20,186,500
Oil, Gas & Consumable Fuels Total		87,497,300
Energy Total		152,533,450
Financials – 27.2%
Capital Markets – 2.1%
Apollo Investment Corp.	737,454	9,122,306
MCG Capital Corp.	1,300,000	9,490,000
Medley Capital Corp. (a)	436,967	5,221,755
Stifel Financial Corp. (a)	230,000	16,500,200
Capital Markets Total		40,334,261
Commercial Banks – 8.8%
Community Bank System, Inc.	630,000	15,850,800
East West Bancorp, Inc.	690,000	16,021,800
IBERIABANK Corp	305,000	17,473,450
Independent Bank Corp. MA	600,000	16,314,000
Prosperity Bancshares, Inc.	410,000	16,736,200
Sandy Spring Bancorp, Inc.	659,161	12,583,383
Sterling Bancorp NY (b)	1,550,000	15,562,000
Sterling Bancshares, Inc.	1,635,000	14,796,750
SVB Financial Group (a)	215,849	11,694,699
Texas Capital Bancshares, Inc. (a)	700,000	17,668,000
Umpqua Holdings Corp.	1,250,000	14,300,000
Commercial Banks Total		169,001,082

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Value Fund II

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Insurance – 4.9%
Alterra Capital Holdings Ltd.	490,000	10,598,700
American Equity Investment Life Holding Co.	890,000	11,748,000
Argo Group International Holdings Ltd.	355,365	13,535,853
Delphi Financial Group, Inc., Class A	570,000	17,647,200
National Financial Partners Corp. (a)	1,050,000	14,847,000
Platinum Underwriters Holdings Ltd.	235,000	9,799,500
Symetra Financial Corp.	1,165,000	16,659,500
Insurance Total		94,835,753
Real Estate Investment Trusts (REITs) – 8.4%
American Assets Trust, Inc. (a)	434,887	9,376,164
BioMed Realty Trust, Inc.	875,000	15,881,250
Brandywine Realty Trust	1,250,000	15,375,000
CBL & Associates Properties, Inc.	950,000	16,957,500
DuPont Fabros Technology, Inc.	640,000	15,628,800
First Industrial Realty Trust, Inc. (a)	1,100,000	12,331,000
Highwoods Properties, Inc.	290,000	9,839,700
LaSalle Hotel Properties	670,000	18,900,700
Mid-America Apartment Communities, Inc.	277,000	17,996,690
OMEGA Healthcare Investors, Inc.	425,000	10,187,250
U-Store-It Trust	1,950,000	19,987,500
Real Estate Investment Trusts (REITs) Total		162,461,554
Thrifts & Mortgage Finance – 3.0%
First Niagara Financial Group, Inc.	700,000	10,136,000
MGIC Investment Corp. (a)	1,150,000	9,878,500
Northwest Bancshares, Inc.	1,250,000	15,175,000
Ocwen Financial Corp. (a)	538,428	5,696,568
Oritani Financial Corp.	709,933	9,136,838
Radian Group, Inc.	1,100,000	7,766,000
Thrifts & Mortgage Finance Total		57,788,906
Financials Total		524,421,556
Health Care – 6.7%
Health Care Equipment & Supplies – 2.2%
CONMED Corp. (a)	592,895	15,699,860
Cooper Companies, Inc.	160,000	9,891,200
Invacare Corp.	557,083	16,472,944
Health Care Equipment & Supplies Total		42,064,004

	Shares	Value ($)
Health Care Providers & Services – 4.5%
Centene Corp. (a)	625,000	19,043,750
Healthspring, Inc. (a)	615,000	23,148,600
Kindred Healthcare, Inc. (a)	1,050,000	26,166,000
WellCare Health Plans, Inc. (a)	478,900	17,982,695
Health Care Providers & Services Total		86,341,045
Health Care Total		128,405,049
Industrials – 18.4%
Aerospace & Defense – 1.0%
Esterline Technologies Corp. (a)	265,000	18,966,050
Aerospace & Defense Total		18,966,050
Air Freight & Logistics – 1.1%
Atlas Air Worldwide Holdings, Inc. (a)	300,000	20,484,000
Air Freight & Logistics Total		20,484,000
Airlines – 0.7%
Alaska Air Group, Inc. (a)	215,000	12,781,750
Airlines Total		12,781,750
Commercial Services & Supplies – 4.2%
Cenveo, Inc. (a)	2,100,000	11,739,000
Deluxe Corp.	766,088	19,573,549
Geo Group, Inc. (a)	565,000	14,367,950
IESI-BFC Ltd.	686,632	17,083,404
United Stationers, Inc. (a)	265,000	17,866,300
Commercial Services & Supplies Total		80,630,203
Construction & Engineering – 1.1%
EMCOR Group, Inc. (a)	460,000	14,655,600
Sterling Construction Co., Inc. (a)	529,104	6,931,262
Construction & Engineering Total		21,586,862
Electrical Equipment – 1.3%
Brady Corp., Class A	435,000	15,546,900
Satcon Technology Corp. (a)	2,500,000	9,100,000
Electrical Equipment Total		24,646,900
Machinery – 3.2%
ArvinMeritor, Inc. (a)	785,000	14,067,200
Barnes Group, Inc.	450,000	9,576,000
Gardner Denver, Inc.	130,000	9,508,200
Trinity Industries, Inc.	475,000	14,796,250
Wabash National Corp. (a)	1,300,000	13,546,000
Machinery Total		61,493,650

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Value Fund II

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Professional Services – 1.4%
CBIZ, Inc. (a)	700,000	4,956,000
Navigant Consulting, Inc. (a)	955,000	8,967,450
SFN Group, Inc. (a)	1,005,000	13,899,150
Professional Services Total		27,822,600
Road & Rail – 0.5%
Werner Enterprises, Inc.	400,000	9,420,000
Road & Rail Total		9,420,000
Trading Companies & Distributors – 3.9%
Houston Wire & Cable Co.	855,000	11,457,000
Textainer Group Holdings Ltd.	650,000	22,977,500
Titan Machinery, Inc. (a)	850,000	21,870,500
United Rentals, Inc. (a)	610,000	18,897,800
Trading Companies & Distributors Total		75,202,800
Industrials Total		353,034,815
Information Technology – 14.6%
Communications Equipment – 0.8%
Ciena Corp. (a)	550,000	15,163,500
Communications Equipment Total		15,163,500
Electronic Equipment, Instruments & Components – 4.6%
Anixter International, Inc.	250,000	17,905,000
Elster Group SE, ADR (a)	1,100,000	17,545,000
Pulse Electronics Corp.	1,500,000	9,060,000
Rofin-Sinar Technologies, Inc. (a)	350,000	13,573,000
Rogers Corp. (a)	400,000	18,864,000
TTM Technologies, Inc. (a)	640,000	11,225,600
Electronic Equipment, Instruments & Components Total		88,172,600
IT Services – 2.4%
Acxiom Corp. (a)	670,000	11,483,800
Cardtronics, Inc. (a)	825,000	15,633,750
iGate Corp.	579,706	10,492,679
NeuStar, Inc., Class A (a)	320,986	8,104,896
IT Services Total		45,715,125
Semiconductors & Semiconductor Equipment – 4.4%
Cirrus Logic, Inc. (a)	810,000	18,913,500
Fairchild Semiconductor International, Inc. (a)	685,000	12,062,850
IXYS Corp. (a)	925,000	11,488,500
Kulicke & Soffa Industries, Inc. (a)	1,000,000	9,590,000
Micrel, Inc.	950,000	12,768,000
Standard Microsystems Corp. (a)	515,056	13,664,436
Ultra Clean Holdings (a)	610,841	6,456,589
Semiconductors & Semiconductor Equipment Total		84,943,875

	Shares	Value ($)
Software – 2.4%
Ariba, Inc. (a)	485,000	15,010,750
Lawson Software, Inc. (a)	1,500,000	15,210,000
Mentor Graphics Corp. (a)	1,090,000	17,331,000
Software Total		47,551,750
Information Technology Total		281,546,850
Materials – 6.4%
Chemicals – 1.9%
Georgia Gulf Corp. (a)	570,000	18,194,400
Rockwood Holdings, Inc. (a)	170,000	7,913,500
Solutia, Inc. (a)	450,000	10,444,500
Chemicals Total		36,552,400
Containers & Packaging – 2.4%
Boise, Inc.	2,300,000	20,654,000
Graham Packaging Co., Inc. (a)	551,155	9,364,124
Rock-Tenn Co., Class A	245,000	16,819,250
Containers & Packaging Total		46,837,374
Metals & Mining – 1.6%
Metals USA Holdings Corp. (a)	601,195	8,987,865
RTI International Metals, Inc. (a)	290,000	8,265,000
Schnitzer Steel Industries, Inc., Class A	210,000	13,482,000
Metals & Mining Total		30,734,865
Paper & Forest Products – 0.5%
Schweitzer-Mauduit International, Inc.	172,100	9,436,243
Paper & Forest Products Total		9,436,243
Materials Total		123,560,882
Utilities – 3.0%
Electric Utilities – 1.2%
UIL Holdings Corp.	435,000	13,371,900
Westar Energy, Inc.	410,000	10,660,000
Electric Utilities Total		24,031,900
Gas Utilities – 1.8%
New Jersey Resources Corp.	440,600	18,430,298
South Jersey Industries, Inc.	280,000	15,360,800
Gas Utilities Total		33,791,098
Utilities Total		57,822,998
Total Common Stocks (cost of $1,382,358,028)		1,879,572,541

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Value Fund II

February 28, 2011

Short-Term Obligation – 2.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $44,049,600 (repurchase proceeds $43,185,108)	43,185,000	43,185,000
Total Short-Term Obligation (cost of $43,185,000)		43,185,000
Total Investments – 99.8% (cost of $1,425,543,028) (c)		1,922,757,541
Other Assets & Liabilities, Net – 0.2%		2,899,075
Net Assets – 100.0%		1,925,656,616

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies which are or were affiliated during the year ended February 28, 2011, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brady Corp., Class A*	$11,908,500	$1,622,262	$1,260,289	$307,100	$—
C&D Technologies, Inc.	2,310,000	—	288,675	—	—
Sterling Bancorp NY	—	16,363,312	442,642	349,380	15,562,000
Total	$14,218,500	$17,985,574	$1,991,606	$656,480	$15,562,000

*  At February 28, 2011, the Fund owns less than five percent of the company's outstanding voting shares.

(c)  Cost for federal income tax purposes is $1,429,581,123.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,879,572,541	$—	$—	$1,879,572,541
Total Short-Term Obligation	—	43,185,000	—	43,185,000
Total Investments	$1,879,572,541	$43,185,000	$—	$1,922,757,541

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

11

Columbia Small Cap Value Fund II

February 28, 2011

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.2
Industrials	18.4
Information Technology	14.6
Consumer Discretionary	10.3
Energy	7.9
Health Care	6.7
Materials	6.4
Consumer Staples	3.1
Utilities	3.0
97.6
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Small Cap Value Fund II
February 28, 2011

		($)
Assets	Unaffiliated investments, at identified cost	1,409,724,391
	Affiliated investments, at identified cost	15,818,637
	Total investments, at identified cost	1,425,543,028
	Unaffiliated investments, at value	1,907,195,541
	Affiliated investments, at value	15,562,000
	Total investments, at value	1,922,757,541
	Cash	869
	Receivable for:
	Investments sold	9,258,188
	Fund shares sold	4,680,012
	Dividends	1,214,818
	Interest	108
	Expense reimbursement due from Investment Manager	116,021
	Prepaid expenses	5,609
	Total Assets	1,938,033,166
Liabilities	Payable for:
	Investments purchased	6,702,670
	Fund shares repurchased	2,967,053
	Investment advisory fee	933,901
	Administration fee	236,637
	Pricing and bookkeeping fees	11,969
	Transfer agent fee	1,136,041
	Trustees' fees	49,385
	Custody fee	12,000
	Distribution and service fees	139,112
	Chief compliance officer expenses	420
	Other liabilities	187,362
	Total Liabilities	12,376,550
	Net Assets	1,925,656,616
Net Assets Consist of	Paid-in capital	1,619,259,595
	Accumulated net realized loss	(190,817,492)
	Net unrealized appreciation on investments	497,214,513
	Net Assets	1,925,656,616

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Small Cap Value Fund II
February 28, 2011

Class A	Net assets	$565,730,173
	Shares outstanding	38,303,962
	Net asset value per share	$14.77	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.77/0.9425)	$15.67	(b)
Class B	Net assets	$3,093,331
	Shares outstanding	219,378
	Net asset value and offering price per share	$14.10	(a)
Class C	Net assets	$23,320,725
	Shares outstanding	1,655,283
	Net asset value and offering price per share	$14.09	(a)
Class I (c)	Net assets	$29,389,870
	Shares outstanding	1,976,897
	Net asset value, offering and redemption price per share	$14.87
Class R	Net assets	$27,449,726
	Shares outstanding	1,866,393
	Net asset value, offering and redemption price per share	$14.71
Class Z	Net assets	$1,276,672,791
	Shares outstanding	85,852,057
	Net asset value, offering and redemption price share	$14.87

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Small Cap Value Fund II
For the Year Ended February 28, 2011

		($)(a)
Investment Income	Dividends	20,663,649
	Dividends from affiliates	656,480
	Interest	44,275
	Foreign taxes withheld	(23,906)
	Total Investment Income	21,340,498
Expenses	Investment advisory fee	10,361,994
	Administration fee	2,583,398
	Distribution fee:
	Class B	22,020
	Class C	167,051
	Class R	125,258
	Service fee:
	Class B	7,340
	Class C	55,684
	Distribution and service fees:
	Class A	1,201,378
	Transfer agent fee:
	Class A, Class B, Class C, Class R and Class Z	3,926,411
	Pricing and bookkeeping fees	142,013
	Trustees' fees	47,966
	Custody fee	43,850
	Chief compliance officer expenses	2,496
	Other expenses	620,799
	Total Expenses	19,307,658
	Fees waived or expenses reimbursed by Investment Manager	(116,139)
	Expense reductions	(56)
	Net Expenses	19,191,463
	Net Investment Income	2,149,035
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	159,675,655
	Affiliated investments	(8,250,803)
	Foreign currency transactions	1,346
	Net realized gain	151,426,198
	Net change in unrealized appreciation (depreciation) on investments	338,087,442
	Net Gain	489,513,640
	Net Increase Resulting from Operations	491,662,675

(a)  Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Small Cap Value Fund II

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	2,149,035	7,052,272
	Net realized gain (loss) on investments and foreign currency transactions	151,426,198	(118,900,672)
	Net change in unrealized appreciation (depreciation) on investments	338,087,442	657,053,898
	Net increase resulting from operations	491,662,675	545,205,498
Distributions to Shareholders	From net investment income:
	Class A	(891,307)	(1,714,316)
	Class I	(13,012)	—
	Class R	—	(57,675)
	Class Z	(4,044,374)	(5,280,281)
	From return of capital:
	Class A	—	(175,829)
	Class R	—	(5,915)
	Class Z	—	(541,574)
	Total distributions to shareholders	(4,948,693)	(7,775,590)
	Net Capital Stock Transactions	22,716,511	62,677,087
	Total increase in net assets	509,430,493	600,106,995
Net Assets	Beginning of period	1,416,226,123	816,119,128
	End of period	1,925,656,616	1,416,226,123
	Undistributed net investment income at end of period	—	—

(a)  Class I shares commenced operations on September 27, 2010.

(b)  Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund II

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	17,064,975	208,171,695	16,882,535	160,610,818
Distributions reinvested	59,530	804,823	161,026	1,682,721
Redemptions	(16,377,823)	(206,729,842)	(14,467,480)	(137,280,953)
Net increase	746,682	2,246,676	2,576,081	25,012,586
Class B
Subscriptions	398	5,333	1,997	18,579
Redemptions	(66,707)	(769,319)	(81,783)	(731,165)
Net decrease	(66,309)	(763,986)	(79,786)	(712,586)
Class C
Subscriptions	44,522	522,687	113,786	1,015,570
Redemptions	(614,679)	(7,073,611)	(1,303,758)	(11,623,525)
Net decrease	(570,157)	(6,550,924)	(1,189,972)	(10,607,955)
Class I (a)(b)
Subscriptions	2,146,515	29,206,217	—	—
Distributions reinvested	956	12,997	—	—
Redemptions	(170,574)	(2,419,814)	—	—
Net increase	1,976,897	26,799,400	—	—
Class R
Subscriptions	697,476	8,498,927	686,240	6,326,881
Distributions reinvested	—	—	5,492	57,226
Redemptions	(897,871)	(11,067,717)	(820,740)	(7,835,346)
Net decrease	(200,395)	(2,568,790)	(129,008)	(1,451,239)
Class Z
Subscriptions	26,926,886	329,536,996	29,773,189	280,330,566
Distributions reinvested	208,130	2,832,654	391,889	4,118,759
Redemptions	(26,932,907)	(328,815,515)	(24,297,675)	(234,013,044)
Net increase	202,109	3,554,135	5,867,403	50,436,281

(a)  Class I shares commenced operations on September 27, 2010.

(b)  Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.05		$6.74	$12.21	$13.86	$14.12		$12.52
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	0.04	0.11	0.06	0.03		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.74		4.32	(5.47)	(1.21)	0.65		2.98
Total from investment operations	3.74		4.36	(5.36)	(1.15)	0.68		3.02
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.04)	(0.11)	(0.05)	(0.01)		(0.03)
From net realized gains	—		—	—	(0.45)	(0.93)		(1.39)
From return of capital	—		(0.01)	—	—	—		—
Total distributions to shareholders	(0.02)		(0.05)	(0.11)	(0.50)	(0.94)		(1.42)
Net Asset Value, End of Period	$14.77		$11.05	$6.74	$12.21	$13.86		$14.12
Total return (e)	33.89	%(f)	64.73%	(44.03)%	(8.74)%	5.49	%(g)	26.14%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.35%		1.32%	1.28%	1.26%	1.27	%(i)	1.23%
Waiver/Reimbursement	0.01%		—	—	—	—		—
Net investment income (loss) (h)	(0.01)%		0.44%	1.05%	0.46%	0.25	%(i)	0.33%
Portfolio turnover rate	60%		70%	56%	41%	61	%(g)	80%
Net assets, end of period (000s)	$565,730		$414,901	$235,871	$368,060	$118,549		$8,646

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.61		$6.49	$11.74	$13.41	$13.76		$12.28
Income from Investment Operations:
Net investment income (loss) (c)	(0.09)		(0.03)	0.03	(0.04)	(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	3.58		4.15	(5.24)	(1.18)	0.64		2.90
Total from investment operations	3.49		4.12	(5.21)	(1.22)	0.58		2.85
Less Distributions to Shareholders:
From net investment income	—		—	(0.04)	—	—		—
From net realized gains	—		—	—	(0.45)	(0.93)		(1.37)
Total distributions to shareholders	—		—	(0.04)	(0.45)	(0.93)		(1.37)
Net Asset Value, End of Period	$14.10		$10.61	$6.49	$11.74	$13.41		$13.76
Total return (d)	32.89	%(e)	63.48%	(44.46)%	(9.49)%	4.82	%(f)	25.12%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	2.10%		2.07%	2.03%	2.01%	2.02	%(h)	1.98%
Waiver/Reimbursement	0.01%		—	—	—	—		—
Net investment income (loss) (g)	(0.77)%		(0.29)%	0.29%	(0.28)%	(0.53	)%(h)	(0.43)%
Portfolio turnover rate	60%		70%	56%	41%	61	%(f)	80%
Net assets, end of period (000s)	$3,093		$3,031	$2,373	$5,248	$3,746		$2,158

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.60		$6.49	$11.73	$13.40	$13.75		$12.27
Income from Investment Operations:
Net investment income (loss) (c)	(0.09)		(0.02)	0.03	(0.04)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	3.58		4.13	(5.23)	(1.18)	0.64		2.89
Total from investment operations	3.49		4.11	(5.20)	(1.22)	0.58		2.85
Less Distributions to Shareholders:
From net investment income	—		—	(0.04)	—	—		—
From net realized gains	—		—	—	(0.45)	(0.93)		(1.37)
Total distributions to shareholders	—		—	(0.04)	(0.45)	(0.93)		(1.37)
Net Asset Value, End of Period	$14.09		$10.60	$6.49	$11.73	$13.40		$13.75
Total return (d)	32.92	%(e)	63.33%	(44.41)%	(9.49)%	4.83	%(f)	25.14%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	2.10%		2.07%	2.03%	2.01%	2.02	%(h)	1.98%
Waiver/Reimbursement	0.01%		—	—	—	—		—
Net investment income (loss) (g)	(0.77)%		(0.27)%	0.29%	(0.29)%	(0.49	)%(h)	(0.32)%
Portfolio turnover rate	60%		70%	56%	41%	61	%(f)	80%
Net assets, end of period (000s)	$23,321		$23,588	$22,159	$46,303	$17,032		$1,671

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.72
Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments and foreign currency	3.23
Total from investment operations	3.22
Less Distributions to Shareholders:
From net investment income	(0.07)
Net Asset Value, End of Period	$14.87
Total return (c)(d)	27.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.92%
Net investment loss (e)(f)	(0.12)%
Portfolio turnover rate (d)	60%
Net assets, end of period (000s)	$29,390

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.01		$6.72	$12.17	$13.83	$14.11		$12.93
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.02	0.09	0.03	—	(d)	—
Net realized and unrealized gain (loss) on investments and foreign currency	3.73		4.30	(5.45)	(1.22)	0.65		1.18
Total from investment operations	3.70		4.32	(5.36)	(1.19)	0.65		1.18
Less Distributions to Shareholders:
From net investment income	—		(0.03)	(0.09)	(0.02)	—		—
From net realized gains	—		—	—	(0.45)	(0.93)		—
From return of capital	—		— (d)	—	—	—		—
Total distributions to shareholders	—		(0.03)	(0.09)	(0.47)	(0.93)		—
Net Asset Value, End of Period	$14.71		$11.01	$6.72	$12.17	$13.83		$14.11
Total return (e)	33.61	%(f)	64.32%	(44.18)%	(9.03)%	5.22	%(g)	9.13	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	1.60%		1.57%	1.53%	1.51%	1.52	%(i)	1.36	%(i)
Waiver/Reimbursement	0.01%		—	—	—	—		—
Net investment income (loss) (h)	(0.26)%		0.20%	0.82%	0.20%	(0.02	)%(i)	0.03	%(i)
Portfolio turnover rate	60%		70%	56%	41%	61	%(g)	80	%(g)
Net assets, end of period (000s)	$27,450		$22,755	$14,765	$13,851	$1,727		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflects activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Year	$11.11		$6.78	$12.29	$13.95	$14.21		$12.60
Income from Investment Operations:
Net investment income (c)	0.03		0.07	0.14	0.10	0.06		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.78		4.33	(5.51)	(1.23)	0.67		3.00
Total from investment operations	3.81		4.40	(5.37)	(1.13)	0.73		3.07
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.06)	(0.14)	(0.08)	(0.06)		(0.06)
From net realized gains	—		—	—	(0.45)	(0.93)		(1.40)
From return of capital	—		(0.01)	—	—	—		—
Total distributions to shareholders	(0.05)		(0.07)	(0.14)	(0.53)	(0.99)		(1.46)
Net Asset Value, End of Period	$14.87		$11.11	$6.78	$12.29	$13.95		$14.21
Total return (d)	34.31	%(e)	64.94%	(43.87)%	(8.55)%	5.77	%(f)	26.43%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.10%		1.07%	1.03%	1.01%	1.02	%(h)	0.98%
Waiver/Reimbursement	0.01%		—	—	—	—		—
Net investment income (g)	0.23%		0.68%	1.33%	0.71%	0.47	%(h)	0.56%
Portfolio turnover rate	60%		70%	56%	41%	61	%(f)	80%
Net assets, end of period (000s)	$1,276,673		$951,951	$540,951	$654,658	$393,160		$238,856

(a)  The Fund changed its fiscal year ended from March 31, to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Small Cap Value Fund II
February 28, 2011

Note 1. Organization

Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $23,865,364 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the

24

Columbia Small Cap Value Fund II, February 28, 2011

computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of

25

Columbia Small Cap Value Fund II, February 28, 2011

Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.65% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000

26

Columbia Small Cap Value Fund II, February 28, 2011

paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.25% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $864 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $176, $6,376 and $296, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

27

Columbia Small Cap Value Fund II, February 28, 2011

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.35%, 2.10%, 2.10%, 0.95%, 1.60% and 1.10% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.10% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. At February 28, 2011, $116,139 was potentially recoverable from the Fund pursuant to this arrangement during the three year period expiring February 28, 2014. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

During the year ended February 28, 2011, there were no recoveries and no expirations of potential recoveries pursuant to these arrangements.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

28

Columbia Small Cap Value Fund II, February 28, 2011

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $16,441.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $56 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $951,631,896 and $938,985,860, respectively, for the year ended February 28, 2011.

Note 6. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 10.2% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for excess distributions and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,799,658	$(1,344)	$(2,798,314)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from	2011	2010
Ordinary Income*	$4,948,693	$7,052,272
Return of Capital	—	723,318

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

29

Columbia Small Cap Value Fund II, February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$493,176,418

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$519,214,424
Unrealized depreciation	(26,038,006)
Net unrealized appreciation	$493,176,418

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$186,779,398

Capital loss carryforwards of $149,749,245 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007

30

Columbia Small Cap Value Fund II, February 28, 2011

summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Small Cap Value Fund II

For non-corporate shareholders, 43.45% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

43.45% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("CMIA") and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a "Fund" and together, the "Funds"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds' current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain CMIA as the Funds' investment manager;

•  The nature, extent and quality of investment management services provided by CMIA to each Fund;

•  The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•  The recent evaluation of each Fund's potential to realize economies of scale through operations of CMIA;

•  The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

o  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

o  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the

38

respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

o  Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

•  Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement. Quietly

Investment Performance. The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds' peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund's IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable

39

by each Fund at all or certain assets levels, and would be otherwise identical to each Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA's proposal to implement a contractual expense limitation that would mitigate the effect of such Fund's investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability. The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA's affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds' distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting,

40

disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

41

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

42

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

43

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. At an adjourned meeting held on February 28, 2011, shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,664,011	1,891,011	505,647	20,578,901

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Small Cap Value Fund II
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1221 A (04/11)

Columbia Marsico 21st Century Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	30

Fund Governance	31

Shareholder Meeting Results	35

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico 21st Century Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 22.27% without sales charge.

■  The fund underperformed its benchmark, the Russell 3000 Index1 and the average return of the funds in its peer group, the Lipper Multi-Cap Growth Funds Classification2, for the period.

■  Stock selection and positioning in the financials and energy sectors detracted from the fund's return relative to the index.

Portfolio Management

Corydon J. Gilchrist has managed the fund since 2003. He is with Marsico Capital Management, LLC ("MCM"), investment subadviser to the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained MCM to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, MCM makes the investment decisions and manages all or a portion of the fund. MCM is an investment adviser registered with the Securities and Exchange Commission. MCM is not affiliated with the Investment Manager.

1The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+22.27%

Class A shares (without sales charge)

+24.25%

Russell 3000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Marsico 21st Century Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed,—a key measure of the health of the manufacturing sector—continued to inch higher.

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which

2

Economic Update (continued) – Columbia Marsico 21st Century Fund raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	19,844	18,707
Class B	18,416	18,416
Class C	18,416	18,416
Class R	19,582	n/a
Class Z	20,350	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		R	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
1-year	22.27	15.24	21.45	16.45	21.45	20.45	21.95	22.60
5-year	2.83	1.62	2.07	1.70	2.09	2.09	2.57	3.09
10-year	7.09	6.46	6.30	6.30	6.30	6.30	6.95	7.36

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Marsico 21st Century Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,320.30	1,018.40	7.42	6.46	1.29
Class B	1,000.00	1,000.00	1,314.80	1,014.68	11.71	10.19	2.04
Class C	1,000.00	1,000.00	1,314.80	1,014.68	11.71	10.19	2.04
Class R	1,000.00	1,000.00	1,318.70	1,017.16	8.85	7.70	1.54
Class Z	1,000.00	1,000.00	1,321.80	1,019.64	5.99	5.21	1.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	14.22
Class B	13.25
Class C	13.25
Class R	14.11
Class Z	14.54

Top 5 sectors

as of 02/28/11 (%)

Financials	32.2
Consumer Discretionary	22.0
Information Technology	16.2
Industrials	11.3
Health Care	6.0

Top 5 sectors are calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 22.27% without sales charge. Although the fund generated solid, double-digit results in a period that was generally positive for stocks, its return fell short of the 24.25% return of its benchmark, the Russell 3000 Index. The average return of its peer group, the Lipper Multi-Cap Growth Funds Classification, was 26.75%. The fund's stakes in the financials and energy sectors generally accounted for this shortfall. An emphasis on consumer discretionary stocks and stock selection in consumer discretionary, information technology and industrials contributed most to the fund's performance relative to the index.

Financials, energy weighed on returns

Throughout the period, the fund had approximately twice the exposure to the financials sector as did the benchmark index. This positioning hurt fund performance because financials underperformed the overall return of the Russell 3000 Index. Stock selection also detracted from relative results. First Horizon National (3.2% of net assets), U.S. Bancorp and First Midwest Bancorp each posted negative returns. The latter two were sold.

The energy sector was the strongest performer within the index during the time frame. The fund had less exposure than the index to energy, which hurt results, as did stock-specific disappointments within the sector. Prior to being sold from the portfolio, Range Resources (natural gas exploration and production) and National Oilwell Varco (drilling equipment) posted negative returns. Within health care, Intuitive Surgical (4.0% of net assets), also detracted materially from performance when its share price fell because of slower growth in the number of surgical procedures using its systems. The firm makes a robotic system for assisting in minimally invasive surgeries. We continue to own the stock because we believe there are compelling market opportunities for increased use of its da Vinci Surgical System in hysterectomy, prostate and cardiac surgical procedures.

Consumer discretionary, information technology aided results

The fund's consumer discretionary holdings bolstered performance against the index. An overweight in the strong-performing sector was positive, and stock selection also helped return. Resort operators Wynn Resorts and Starwood Hotels & Resorts (1.0% and 1.5% of net assets, respectively) had a strong price appreciation during the period. Internet retailer Amazon.com (3.0% of net assets) and media companies CBS (sold during the period) and Walt Disney (4.9% of net assets) were other leading holdings in the sector.

Stock selection was also strong in the information technology and industrials sectors. Apple (3.2% of net assets), the maker of the iPod and iPad, and online restaurant reservations software company OpenTable (1.6% of net assets) were the fund's best performing technology positions. In industrials, shares of Netherlands-based global industrial technology firm Sensata Technologies (2.6% of net assets) soared, while railroad services company CSX (2.6% of net assets) also had a strong stock price gain. The fund's results also were aided by an underweight position in the health care sector, which was the weakest-performing sector in the benchmark Russell 3000 Index.

6

Portfolio Manager's Report (continued) – Columbia Marsico 21st Century Fund

Portfolio changes

During the period, the fund increased its allocation to the industrials sector and sold its telecommunications services and consumer staples holdings. At the end of the period, the fund had no exposure to either of these sectors or to utilities. Its heaviest sector allocations included financials, consumer discretionary, information technology and industrials.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source of all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top 10 holdings

as of 02/28/11 (%)

Wells Fargo & Co.	5.7
PNC Financial Services Group, Inc.	5.3
Walt Disney Co.	4.9
Williams-Sonoma, Inc.	4.4
First Niagara Financial Group, Inc.	4.3
Intuitive Surgical, Inc.	4.0
General Motors Co.	3.4
First Horizon National Corp.	3.2
Apple, Inc.	3.2
Precision Castparts Corp.	3.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico 21st Century Fund

February 28, 2011

Common Stocks – 95.0%
	Shares	Value ($)
Consumer Discretionary – 22.0%
Automobiles – 3.4%
General Motors Co. (a)	3,740,194	125,408,705
Automobiles Total		125,408,705
Hotels, Restaurants & Leisure – 5.2%
Chipotle Mexican Grill, Inc. (a)	61,800	15,141,000
Starwood Hotels & Resorts Worldwide, Inc.	922,934	56,391,268
Vail Resorts, Inc. (a)(b)	993,613	48,488,314
Wendy's/Arby's Group, Inc., Class A	7,164,577	34,103,387
Wynn Resorts Ltd.	304,623	37,447,305
Hotels, Restaurants & Leisure Total		191,571,274
Internet & Catalog Retail – 3.0%
Amazon.com, Inc. (a)	647,797	112,256,742
Internet & Catalog Retail Total		112,256,742
Media – 4.9%
Walt Disney Co.	4,144,858	181,296,089
Media Total		181,296,089
Specialty Retail – 5.5%
Rue21, Inc. (a)	1,044,062	36,563,051
Williams-Sonoma, Inc.	4,554,382	164,367,646
Specialty Retail Total		200,930,697
Consumer Discretionary Total		811,463,507
Energy – 4.9%
Oil, Gas & Consumable Fuels – 4.9%
Amyris, Inc. (a)	608,414	19,767,371
Anadarko Petroleum Corp.	472,980	38,703,953
Gevo, Inc. (a)	588,534	11,600,005
OGX Petroleo e Gas Participacoes SA (a)	6,344,000	74,162,039
Ultra Petroleum Corp. (a)	796,136	36,104,768
Oil, Gas & Consumable Fuels Total		180,338,136
Energy Total		180,338,136
Financials – 32.2%
Capital Markets – 3.5%
Jefferies Group, Inc.	1,920,421	46,205,329
State Street Corp.	1,831,168	81,889,833
Capital Markets Total		128,095,162
Commercial Banks – 20.2%
BB&T Corp.	2,742,673	75,697,775
City National Corp.	759,266	44,728,360

	Shares	Value ($)
Columbia Banking System, Inc.	1,347,155	26,727,555
First Horizon National Corp.	10,252,627	117,905,211
Fulton Financial Corp.	3,586,571	39,057,758
Glacier Bancorp, Inc.	1,765,499	27,594,749
Park Sterling Corp. (a)(b)	1,868,030	9,321,470
PNC Financial Services Group, Inc.	3,187,901	196,693,492
Wells Fargo & Co.	6,501,943	209,752,681
Commercial Banks Total		747,479,051
Real Estate Investment Trusts (REITs) – 0.4%
Colony Financial, Inc.	721,673	15,335,551
Real Estate Investment Trusts (REITs) Total		15,335,551
Real Estate Management & Development – 3.8%
BR Malls Participacoes SA	2,956,100	28,160,948
Jones Lang LaSalle, Inc.	1,130,360	111,250,031
Real Estate Management & Development Total		139,410,979
Thrifts & Mortgage Finance – 4.3%
First Niagara Financial Group, Inc. (b)	11,074,473	160,358,369
Thrifts & Mortgage Finance Total		160,358,369
Financials Total		1,190,679,112
Health Care – 6.0%
Health Care Equipment & Supplies – 4.0%
Intuitive Surgical, Inc. (a)	445,622	146,141,735
Health Care Equipment & Supplies Total		146,141,735
Health Care Technology – 1.7%
Allscripts Healthcare Solutions, Inc. (a)	3,002,119	64,095,241
Health Care Technology Total		64,095,241
Life Sciences Tools & Services – 0.3%
Pacific Biosciences of California, Inc. (a)	754,523	11,876,192
Life Sciences Tools & Services Total		11,876,192
Health Care Total		222,113,168
Industrials – 11.3%
Aerospace & Defense – 6.1%
Honeywell International, Inc.	1,933,091	111,945,300
Precision Castparts Corp.	800,927	113,531,402
Aerospace & Defense Total		225,476,702

See Accompanying Notes to Financial Statements.

8

Columbia Marsico 21st Century Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Electrical Equipment – 2.6%
Sensata Technologies Holding NV (a)	2,877,729	95,252,830
Electrical Equipment Total		95,252,830
Road & Rail – 2.6%
CSX Corp.	1,280,433	95,597,128
Road & Rail Total		95,597,128
Industrials Total		416,326,660
Information Technology – 16.2%
Communications Equipment – 1.2%
Acme Packet, Inc. (a)	596,891	44,910,079
Communications Equipment Total		44,910,079
Computers & Peripherals – 3.2%
Apple, Inc. (a)	331,119	116,954,542
Computers & Peripherals Total		116,954,542
Internet Software & Services – 1.6%
OpenTable, Inc. (a)	654,189	58,137,776
Internet Software & Services Total		58,137,776
Software – 10.2%
ANSYS, Inc. (a)	1,504,938	84,758,108
Informatica Corp. (a)	1,777,338	83,552,659
Nuance Communications, Inc. (a)	1,993,047	37,190,257
Oracle Corp.	3,418,182	112,458,188
Salesforce.com, Inc. (a)	461,265	61,011,522
Software Total		378,970,734
Information Technology Total		598,973,131
Materials – 2.4%
Chemicals – 2.4%
Monsanto Co.	1,257,506	90,402,106
Chemicals Total		90,402,106
Materials Total		90,402,106
Total Common Stocks (cost of $2,613,119,208)		3,510,295,820

Short-Term Obligation – 6.1%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by U.S. Government Agency obligations with various maturities to 01/28/14, market value $229,668,100 (repurchase proceeds $225,162,563)	225,162,000	225,162,000
Total Short-Term Obligation (cost of $225,162,000)		225,162,000
Total Investments – 101.1% (cost of $2,838,281,208) (c)		3,735,457,820
Other Assets & Liabilities, Net – (1.1)%		(40,327,500)
Net Assets – 100.0%		3,695,130,320

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies which are or were affiliated during the year ended February 28, 2011, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Vail Resorts, Inc.*	$83,838,554	$—	$56,409,588	$—	$—
First Niagara Financial Group, Inc.	—	77,535,448	—	4,849,999	160,358,369
Park Sterling Corp.	—	12,142,195	—	—	9,321,470
Total	$83,838,554	$89,677,643	$56,409,588	$4,849,999	$169,679,839

*  At February 28, 2011, the Fund owns less than five percent of the company's outstanding voting shares.

(c)  Cost for federal income tax purposes is $2,956,449,533.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

9

Columbia Marsico 21st Century Fund

February 28, 2011

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,510,295,820	$—	$—	$3,510,295,820
Total Short-Term Obligation	—	225,162,000	—	225,162,000
Total Investments	$3,510,295,820	$225,162,000	$—	$3,735,457,820

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	32.2
Consumer Discretionary	22.0
Information Technology	16.2
Industrials	11.3
Health Care	6.0
Energy	4.9
Materials	2.4
95.0
Short-Term Obligation	6.1
Other Assets & Liabilities, Net	(1.1)
100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Marsico 21st Century Fund
February 28, 2011

		($)
Assets	Unaffiliated investments, at identified cost	2,687,252,968
	Affiliated investments, at identified cost	151,028,240
	Total investments, at identified cost	2,838,281,208
	Unaffiliated investments, at value	3,565,777,981
	Affiliated investments, at value	169,679,839
	Total investments, at value	3,735,457,820
	Cash	391
	Receivable for:
	Investments sold	33,992,625
	Fund shares sold	4,388,764
	Dividends	1,528,562
	Interest	563
	Foreign tax reclaims	18,926
	Prepaid expenses	13,887
	Total Assets	3,775,401,538
Liabilities	Payable for:
	Investments purchased	59,216,006
	Fund shares repurchased	15,188,009
	Investment advisory fee	1,830,718
	Administration fee	621,638
	Pricing and bookkeeping fees	12,291
	Transfer agent fee	2,083,503
	Trustees' fees	61,466
	Custody fee	71,231
	Distribution and service fees	897,346
	Chief compliance officer expenses	746
	Other liabilities	288,264
	Total Liabilities	80,271,218
	Net Assets	3,695,130,320
Net Assets Consist of	Paid-in capital	5,098,903,224
	Accumulated net investment loss	(1,779,018)
	Accumulated net realized loss	(2,299,164,180)
	Net unrealized appreciation (depreciation) on:
	Investments	897,176,612
	Foreign currency translations	(6,318)
	Net Assets	3,695,130,320

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico 21st Century Fund
February 28, 2011

Class A	Net assets	$1,711,838,597
	Shares outstanding	120,344,617
	Net asset value per share	$14.22	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.22/0.9425)	$15.09	(b)
Class B	Net assets	$110,427,156
	Shares outstanding	8,335,458
	Net asset value and offering price per share	$13.25	(a)
Class C	Net assets	$586,725,221
	Shares outstanding	44,295,596
	Net asset value and offering price per share	$13.25	(a)
Class R	Net assets	$40,467,945
	Shares outstanding	2,867,058
	Net asset value, offering and redemption price per share	$14.11
Class Z	Net assets	$1,245,671,401
	Shares outstanding	85,669,063
	Net asset value, offering and redemption price per share	$14.54

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Marsico 21st Century Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	25,944,149
	Dividends from affiliates	4,849,999
	Interest	193,186
	Foreign taxes withheld	(199,108)
	Total Investment Income	30,788,226
Expenses	Investment advisory fee	23,090,124
	Administration fee	7,821,770
	Distribution fee:
	Class B	823,102
	Class C	4,524,633
	Class R	202,035
	Service fee:
	Class B	274,368
	Class C	1,508,212
	Distribution and service fees:
	Class A	4,440,547
	Transfer agent fee	6,578,380
	Pricing and bookkeeping fees	142,868
	Trustees' fees	75,961
	Custody fee	244,403
	Chief compliance officer expenses	4,405
	Other expenses	542,984
	Total Expenses	50,273,792
	Expense reductions	(173)
	Net Expenses	50,273,619
	Net Investment Loss	(19,485,393)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	645,931,495
	Affiliated investments	(12,831,730)
	Foreign currency transactions	(2,142,499)
	Net realized loss on violation of investment restriction (See Note 9)	(1,093,080)
	Reimbursement of realized loss on violation of investment restriction (See Note 9)	1,093,080
	Net realized gain	630,957,266
	Net change in unrealized appreciation (depreciation) on:
	Investments	113,742,358
	Foreign currency translations	(50,577)
	Net change in unrealized appreciation (depreciation)	113,691,781
	Net Gain	744,649,047
	Net Increase Resulting from Operations	725,163,654

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Marsico 21st Century Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment loss	(19,485,393)	(17,572,011)
	Net realized gain (loss) on investments and foreign currency transactions	630,957,266	(29,875,453)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	113,691,781	1,852,063,675
	Net increase resulting from operations	725,163,654	1,804,616,211
Distributions to Shareholders	From net investment income:
	Class Z	—	(51,807)
	Total distributions to shareholders	—	(51,807)
	Net Capital Stock Transactions	(851,360,944)	(1,581,913,765)
	Total increase (decrease) in net assets	(126,197,290)	222,650,639
Net Assets	Beginning of period	3,821,327,610	3,598,676,971
	End of period	3,695,130,320	3,821,327,610
	Overdistributed (Accumulated) net investment income (loss) at end of period	(1,779,018)	(6,938)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico 21st Century Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	13,938,171	173,735,086	28,125,647	271,443,196
Redemptions	(64,980,007)	(805,949,132)	(125,712,406)	(1,218,405,442)
Net decrease	(51,041,836)	(632,214,046)	(97,586,759)	(946,962,246)
Class B
Subscriptions	80,425	948,498	389,920	3,272,819
Redemptions	(2,495,480)	(28,921,410)	(3,505,840)	(32,363,151)
Net decrease	(2,415,055)	(27,972,912)	(3,115,920)	(29,090,332)
Class C
Subscriptions	2,018,356	23,544,061	4,696,952	42,097,591
Redemptions	(18,259,296)	(211,083,337)	(34,135,126)	(316,088,945)
Net decrease	(16,240,940)	(187,539,276)	(29,438,174)	(273,991,354)
Class R
Subscriptions	934,045	11,543,977	1,653,756	15,191,943
Redemptions	(1,665,565)	(20,572,486)	(3,871,749)	(36,817,796)
Net decrease	(731,520)	(9,028,509)	(2,217,993)	(21,625,853)
Class Z
Subscriptions	34,981,539	442,143,636	27,604,452	276,459,305
Distributions reinvested	–	–	3,866	35,489
Redemptions	(34,401,341)	(436,749,837)	(59,572,261)	(586,738,774)
Net increase (decrease)	580,198	5,393,799	(31,963,943)	(310,243,980)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.63		$7.31		$14.55		$14.28		$13.58		$10.61
Income from Investment Operations:
Net investment income (loss) (c)	(0.06)		(0.03)		0.01		0.02		0.11	(d)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.65		4.35		(7.25)		0.77	(e)	0.89		3.00
Total from investment operations	2.59		4.32		(7.24)		0.79		1.00		2.97
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.10)		—	(f)
From net realized gains	—		—		—		(0.49)		(0.20)		—
From return of capital	—		—		—		(0.03)		—		—
Total distributions to shareholders	—		—		—		(0.52)		(0.30)		—	(f)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(f)	—		—		—
Net Asset Value, End of Period	$14.22		$11.63		$7.31		$14.55		$14.28		$13.58
Total return (g)	22.27	%(h)	59.10	%(i)	(49.76	)%(i)	5.16	%(i)	7.59	%(i)(j)	28.04	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.31%		1.30%		1.25%		1.20%		1.26	%(l)	1.31%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%
Net investment income (loss) (k)	(0.47)%		(0.35)%		0.12%		0.15%		0.84	%(l)	(0.22)%
Portfolio turnover rate	87%		119%		152%		113%		86	%(j)	141%
Net assets, end of period (000s)	$1,711,839		$1,993,000		$1,967,386		$5,062,299		$2,474,268		$675,287

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.91		$6.92		$13.86		$13.73		$12.99		$10.22
Income from Investment Operations:
Net investment loss (c)	(0.14)		(0.10)		(0.07)		(0.08)		—	(d)(e)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	2.48		4.09		(6.87)		0.73	(f)	0.88		2.88
Total from investment operations	2.34		3.99		(6.94)		0.65		0.88		2.77
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.02)		—
From net realized gains	—		—		—		(0.49)		(0.12)		—
From return of capital	—		—		—		(0.03)		—		—
Total distributions to shareholders	—		—		—		(0.52)		(0.14)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(e)	—		—		—
Net Asset Value, End of Period	$13.25		$10.91		$6.92		$13.86		$13.73		$12.99
Total return (g)	21.45	%(h)	57.66	%(i)	(50.07	)%(i)	4.34	%(i)	6.88	%(i)(j)	27.10	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	2.06%		2.05%		2.00%		1.95%		2.01	%(l)	2.06%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%
Net investment loss (k)	(1.21)%		(1.10)%		(0.63)%		(0.56)%		(0.02	)%(l)	(0.96)%
Portfolio turnover rate	87%		119%		152%		113%		86	%(j)	141%
Net assets, end of period (000s)	$110,427		$117,307		$95,889		$230,505		$167,144		$97,006

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.91		$6.91		$13.86		$13.73		$12.99		$10.22
Income from Investment Operations:
Net investment income (loss) (c)	(0.14)		(0.10)		(0.07)		(0.09)		0.01	(d)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	2.48		4.10		(6.88)		0.74	(e)	0.87		2.88
Total from investment operations	2.34		4.00		(6.95)		0.65		0.88		2.77
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.02)		—
From net realized gains	—		—		—		(0.49)		(0.12)		—
From return of capital	—		—		—		(0.03)		—		—
Total distributions to shareholders	—		—		—		(0.52)		(0.14)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(f)	—		—		—
Net Asset Value, End of Period	$13.25		$10.91		$6.91		$13.86		$13.73		$12.99
Total return (g)	21.45	%(h)	57.89	%(i)	(50.14	)%(i)	4.34	%(i)	6.88	%(i)(j)	27.10	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	2.06%		2.05%		2.00%		1.95%		2.01	%(l)	2.06%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%
Net investment income (loss) (k)	(1.22)%		(1.10)%		(0.63)%		(0.60)%		0.11	%(l)	(0.96)%
Portfolio turnover rate	87%		119%		152%		113%		86	%(j)	141%
Net assets, end of period (000s)	$586,725		$660,457		$622,098		$1,418,014		$651,596		$157,286

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.57		$7.29		$14.55		$14.32		$13.58		$12.53
Income from Investment Operations:
Net investment income (loss) (c)	(0.09)		(0.06)		(0.02)		(0.02)		0.16	(d)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.63		4.34		(7.24)		0.77	(e)	0.81		1.07
Total from investment operations	2.54		4.28		(7.26)		0.75		0.97		1.05
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.06)		—
From net realized gains	—		—		—		(0.49)		—		—	(f)
From return of capital	—		—		—		(0.03)		(0.17)		—
Total distributions to shareholders	—		—		—		(0.52)		(0.23)		—	(f)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(f)	—		—		—
Net Asset Value, End of Period	$14.11		$11.57		$7.29		$14.55		$14.32		$13.58
Total return (g)	21.95	%(h)	58.71	%(i)	(49.90	)%(i)	4.87	%(i)	7.38	%(i)(j)	8.38	%(i)(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.56%		1.55%		1.50%		1.45%		1.51	%(l)	1.63	%(l)
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.03	%(l)
Net investment income (loss) (k)	(0.71)%		(0.59)%		(0.13)%		(0.15)%		1.25	%(l)	(0.91	)%(l)
Portfolio turnover rate	87%		119%		152%		113%		86	%(j)	141	%(j)
Net assets, end of period (000s)	$40,468		$41,627		$42,429		$47,777		$4,394		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the period ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.86		$7.44		$14.76		$14.45		$13.76		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		(0.01)		0.05		0.07		0.13	(d)	—	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	2.71		4.43		(7.37)		0.76	(f)	0.91		3.04
Total from investment operations	2.68		4.42		(7.32)		0.83		1.04		3.04
Less Distributions to Shareholders:
From net investment income	—		—	(e)	—		—		(0.12)		(0.03)
From net realized gains	—		—		—		(0.49)		(0.23)		—
From return of capital	—		—		—		(0.03)		—		—
Total distributions to shareholders	—		—	(e)	—		(0.52)		(0.35)		(0.03)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(e)	—		—		—
Net Asset Value, End of Period	$14.54		$11.86		$7.44		$14.76		$14.45		$13.76
Total return (g)	22.60	%(h)	59.42	%(i)	(49.59	)%(i)	5.38	%(i)	7.84	%(i)(j)	28.33	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.06%		1.05%		1.00%		0.95%		1.01	%(l)	1.06%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%
Net investment income (loss) (k)	(0.20)%		(0.10)%		0.37%		0.41%		1.03	%(l)	0.04%
Portfolio turnover rate	87%		119%		152%		113%		86	%(j)	141%
Net assets, end of period (000s)	$1,245,671		$1,008,937		$870,875		$1,614,313		$732,508		$274,594

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Marsico 21st Century Fund
February 28, 2011

Note 1. Organization

Columbia Marsico 21st Century Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not

21

Columbia Marsico 21st Century Fund, February 28, 2011

reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

22

Columbia Marsico 21st Century Fund, February 28, 2011

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Fee note below). The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.64% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

23

Columbia Marsico 21st Century Fund, February 28, 2011

In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Average Daily Net Assets*	Management Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Columbia waived a portion of the Fund's management fees at the same rates.

For the year ended February 28, 2011, no management fees were waived for the Fund.

Subadvisory Fee

Marsico has been retained by the Investment Manager to serve as the investment subadviser to the Fund. As the subadviser, and subject to the oversight of the Investment Manager and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The Investment Manager, from the management fee it receives, pays Marsico a monthly subadvisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, assets are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services

24

Columbia Marsico 21st Century Fund, February 28, 2011

under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class was 0.18% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $71,904 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $61, $316,760 and $20,971, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the

25

Columbia Marsico 21st Century Fund, February 28, 2011

Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $19,518.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $173 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,008,153,178 and $3,928,643,050, respectively, for the year ended February 28, 2011.

Note 6. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 12.8% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

26

Columbia Marsico 21st Century Fund, February 28, 2011

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, passive foreign investment company (PFIC) adjustments and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$17,713,313	$2,142,499	$(19,855,812)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$—	$51,807

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$779,008,287

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$809,969,067
Unrealized depreciation	(30,960,780)
Net unrealized appreciation	$779,008,287

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$655,806,039
2018	1,526,982,692
$2,182,788,731

Capital loss carryforwards of $525,770,118 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Other

Prior to the Closing, the Fund purchased a security in violation of investment restrictions and experienced a realized loss of $1,093,080. Columbia reimbursed the Fund for the loss.

27

Columbia Marsico 21st Century Fund, February 28, 2011

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to

28

Columbia Marsico 21st Century Fund, February 28, 2011

have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

35

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico 21st Century Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico 21st Century Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1231 A (04/11)

Columbia Small Cap Growth Fund II

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	29

Fund Governance	30

Shareholder Meeting Results	34

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Growth Fund II

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 36.43% without sales charge.

■  The fund outperformed the Russell 2000 Growth Index1 and the average return of its peer group, the Lipper Small-Cap Growth Funds Classification.2

■  Stock selection in the health care, industrials and consumer sectors helped drive the fund's strong performance relative to its benchmark and peers.

Portfolio Management

Wayne M. Collette has co-managed the fund since 2010. From 2001 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Collette was associated with the fund's previous investment adviser as an investment professional.

George J. Myers has co-managed the fund since 2010. From 2004 until joining the Investment Manager in May 2010, Mr. Myers was associated with the fund's previous investment adviser as an investment professional.

Lawrence W. Lin has co-managed the fund since 2010. From 2006 until joining the Investment Manager in May 2010, Mr. Lin was associated with the fund's previous investment adviser as an investment professional.

Brian D. Neigut has co-managed the fund since 2010. From 2007 until joining the Investment Manager in May 2010, Mr. Neigut was associated with the fund's previous investment adviser as an investment professional.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+36.43%

Class A shares (without sales charge)

+36.33%

Russell 2000 Growth Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Small Cap Growth Fund II

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June 2010, July 2010 and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Small Cap Growth Fund II

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	13,992	13,184
Class B	12,976	12,976
Class C	12,976	12,976
Class Z	14,349	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
1-year	36.43	28.65	35.41	30.41	35.45	34.45	36.83
5-year	2.49	1.28	1.73	1.47	1.71	1.71	2.76
10-year	3.42	2.80	2.64	2.64	2.64	2.64	3.68

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Small Cap Growth Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,400.50	1,018.40	7.68	6.46	1.29
Class B	1,000.00	1,000.00	1,395.00	1,014.68	12.11	10.19	2.04
Class C	1,000.00	1,000.00	1,394.40	1,014.68	12.11	10.19	2.04
Class Z	1,000.00	1,000.00	1,401.30	1,019.64	6.19	5.21	1.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	12.17
Class B	10.63
Class C	10.89
Class Z	12.78

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 36.43% without sales charge. The Russell 2000 Growth Index returned 36.33%. The average return of the fund's peer group, the Lipper Small Cap Growth Funds Classification, was 35.64%. Stock selection in the health care sector generally accounted for the fund's performance edge relative to the benchmark and its peers. Stocks in the industrials and consumer sectors also generated positive results. Disappointments were generally stock-specific and included several technology names.

Health care, industrials and consumer holdings drove return

Merger and acquisition activity drove positive results within the health care and industrials sectors during the period. Within the health care sector, marketing and services agency inVentiv Health was sold to private equity firm Thomas H. Lee and Partners. The company was acquired at a premium over its stock price and generated a substantial profit for the fund. Shares of mental health clinic operator Psychiatric Solutions also commanded a premium, as United Health outbid a private equity bidder to merge Psychiatric Solutions into its own business during the period. Among industrials, materials supplier Hexcel Corp. benefited from strong sales driven by production of Boeing's new 787 Dreamliner (0.9% of net assets). Electric motor manufacturer Baldor Electric was another significant contributor in the industrials sector, as the company was acquired at a premium by Swiss company ABB.

Both the consumer staples and the consumer discretionary sectors contributed positively to the fund's performance relative to the benchmark. High-end yoga wear retailer Lululemon athletica reported strong sales as a result of an uptick in holiday shopping (1.2% of net assets). Rising ticket sales due to an improved slate of 3-D movies, together with takeover rumors, helped boost the stock of Imax (0.6% of net assets).

Information technology stocks detract from performance

The fund's overall return was hurt by falling profit margins within several technology companies. Among these were IT performance specialist Riverbed Technology (0.8% of net assets), mobile communications technology provider TeleCommunication Systems and global business process outsource provider TeleTech Holdings. We sold the latter two positions. The single largest detractor from the fund's return was consumer discretionary stock LodgeNet Interactive, which provides interactive media and Internet connectivity solutions to hotels. Saddled with significant debt, the company's heavy reliance on hotel occupancy rates and guest spending on media services caused concern among investors in a weak economic environment. We sold the stock.

Seeking growth companies in an improving economy

While we believe many stocks are attractively valued despite the market's recent run-up, we remain concerned about high unemployment, continued high consumer debt levels and rising oil prices. As a result, we have positioned the portfolio for a gradual economic recovery. We continue to seek those growth companies with products or services that are in demand in the marketplace and that can continue to grow regardless of the direction or pace of the economy. In

6

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II particular, we have pinpointed technology as an area of potential growth due to indications that corporate spending is on the rebound. Technology is often one of the first capital expenditures that companies make after a downturn. We have positioned the fund accordingly, with a particular emphasis on companies that offer cloud computing technology or on-demand, Internet-based computer services and storage. We believe that companies will continue to spend on outsourcing in this area regardless of external events or economic conditions.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 02/28/11 (%)

Information Technology	27.9
Consumer Discretionary	18.6
Health Care	16.2
Industrials	14.8
Energy	7.8

Top 10 holdings

as of 02/28/11 (%)

Tempur-Pedic International	2.2
VeriFone Systems	2.0
TIBCO Software	2.0
SuccessFactors	1.7
Stillwater Mining	1.6
IntraLinks Holdings	1.4
Fortinet	1.3
Aruba Networks	1.3
DTS	1.3
Tenneco	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets

7

Investment Portfolio – Columbia Small Cap Growth Fund II

February 28, 2011

Common Stocks – 99.2%
	Shares	Value ($)
Consumer Discretionary – 18.6%
Auto Components – 2.0%
Cooper Tire & Rubber Co.	103,580	2,429,987
Tenneco, Inc. (a)	122,236	4,874,771
Auto Components Total		7,304,758
Diversified Consumer Services – 1.6%
Capella Education Co. (a)	39,387	2,271,448
Coinstar, Inc. (a)	54,491	2,325,676
Grand Canyon Education, Inc. (a)	79,536	1,278,939
Diversified Consumer Services Total		5,876,063
Hotels, Restaurants & Leisure – 1.2%
BJ's Restaurants, Inc. (a)	75,035	2,697,508
Summit Hotel Properties, Inc. (a)	194,274	1,894,172
Hotels, Restaurants & Leisure Total		4,591,680
Household Durables – 3.3%
SodaStream International Ltd. (a)	90,363	3,996,756
Tempur-Pedic International, Inc. (a)	176,730	8,295,706
Household Durables Total		12,292,462
Internet & Catalog Retail – 0.8%
Shutterfly, Inc. (a)	66,012	2,818,712
Internet & Catalog Retail Total		2,818,712
Leisure Equipment & Products – 0.5%
Polaris Industries, Inc.	26,220	1,978,299
Leisure Equipment & Products Total		1,978,299
Media – 1.8%
Cinemark Holdings, Inc.	136,385	2,738,611
Imax Corp. (a)	76,587	2,030,321
Knology, Inc. (a)	132,804	1,848,632
Media Total		6,617,564
Multiline Retail – 0.4%
Gordmans Stores, Inc. (a)	109,968	1,647,321
Multiline Retail Total		1,647,321
Specialty Retail – 3.1%
Body Central Corp. (a)	163,203	2,784,243
Pier 1 Imports, Inc. (a)	187,695	1,891,966
Rue21, Inc. (a)	58,423	2,045,973
Vitamin Shoppe, Inc. (a)	132,919	4,624,252
Specialty Retail Total		11,346,434
Textiles, Apparel & Luxury Goods – 3.9%
CROCS, Inc. (a)	247,345	4,365,639
Deckers Outdoor Corp. (a)	42,395	3,740,087

	Shares	Value ($)
Lululemon Athletica, Inc. (a)	56,430	4,378,404
Warnaco Group, Inc. (a)	34,240	2,010,230
Textiles, Apparel & Luxury Goods Total		14,494,360
Consumer Discretionary Total		68,967,653
Consumer Staples – 2.1%
Food & Staples Retailing – 0.6%
Casey's General Stores, Inc.	49,320	2,025,572
Food & Staples Retailing Total		2,025,572
Food Products – 0.7%
Diamond Foods, Inc.	52,937	2,697,140
Food Products Total		2,697,140
Personal Products – 0.8%
Elizabeth Arden, Inc. (a)	103,221	3,002,699
Personal Products Total		3,002,699
Consumer Staples Total		7,725,411
Energy – 7.8%
Energy Equipment & Services – 1.9%
Complete Production Services, Inc. (a)	109,750	3,161,898
Dril-Quip, Inc. (a)	21,490	1,648,283
Hercules Offshore, Inc. (a)	438,760	2,167,474
Energy Equipment & Services Total		6,977,655
Oil, Gas & Consumable Fuels – 5.9%
BPZ Resources, Inc. (a)	391,740	2,546,310
Brigham Exploration Co. (a)	64,975	2,376,785
Carrizo Oil & Gas, Inc. (a)	53,520	1,992,014
Energy XXI Bermuda Ltd. (a)	88,420	3,048,722
McMoRan Exploration Co. (a)	106,335	1,860,863
Oasis Petroleum, Inc. (a)	74,000	2,554,480
Resolute Energy Corp. (a)	143,211	2,596,415
Rosetta Resources, Inc. (a)	46,705	2,118,539
World Fuel Services Corp.	67,265	2,787,462
Oil, Gas & Consumable Fuels Total		21,881,590
Energy Total		28,859,245
Financials – 5.8%
Capital Markets – 0.5%
Stifel Financial Corp. (a)	28,959	2,077,519
Capital Markets Total		2,077,519

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Growth Fund II

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Commercial Banks – 1.8%
Center Financial Corp. (a)	274,190	2,185,294
Signature Bank (a)	84,200	4,369,138
Commercial Banks Total		6,554,432
Consumer Finance – 1.3%
Dollar Financial Corp. (a)	18,391	393,383
EZCORP, Inc., Class A (a)	88,060	2,525,561
Netspend Holdings, Inc. (a)	135,572	1,777,349
Consumer Finance Total		4,696,293
Diversified Financial Services – 1.3%
Gain Capital Holdings, Inc. (a)	219,722	1,700,649
Portfolio Recovery Associates, Inc. (a)	37,146	3,096,119
Diversified Financial Services Total		4,796,768
Real Estate Investment Trusts (REITs) – 0.9%
FelCor Lodging Trust, Inc. (a)	210,166	1,590,957
Tanger Factory Outlet Centers	68,090	1,814,598
Real Estate Investment Trusts (REITs) Total		3,405,555
Financials Total		21,530,567
Health Care – 16.2%
Biotechnology – 3.2%
Acorda Therapeutics, Inc. (a)	44,185	926,560
Alexion Pharmaceuticals, Inc. (a)	16,555	1,593,915
Amarin Corp. PLC, ADR (a)	169,200	1,307,916
Ardea Biosciences, Inc. (a)	79,458	2,106,432
Cubist Pharmaceuticals, Inc. (a)	67,045	1,470,297
Halozyme Therapeutics, Inc. (a)	151,440	1,046,450
Momenta Pharmaceuticals, Inc. (a)	78,640	1,091,523
Onyx Pharmaceuticals, Inc. (a)	62,228	2,192,915
Biotechnology Total		11,736,008
Health Care Equipment & Supplies – 4.1%
Align Technology, Inc. (a)	149,860	3,124,581
DexCom, Inc. (a)	101,313	1,482,209
ICU Medical, Inc. (a)	39,160	1,644,328
Insulet Corp. (a)	98,930	1,751,061
Masimo Corp.	126,225	3,804,422
NuVasive, Inc. (a)	118,000	3,154,140
Health Care Equipment & Supplies Total		14,960,741
Health Care Providers & Services – 4.3%
Brookdale Senior Living, Inc. (a)	122,045	3,281,790
Catalyst Health Solutions, Inc. (a)	51,894	2,346,128
HMS Holdings Corp. (a)	50,390	3,807,468
IPC The Hospitalist Co., Inc. (a)	111,220	4,537,776
PSS World Medical, Inc. (a)	79,575	2,070,542
Health Care Providers & Services Total		16,043,704

	Shares	Value ($)
Health Care Technology – 0.7%
Omnicell, Inc. (a)	204,500	2,748,480
Health Care Technology Total		2,748,480
Life Sciences Tools & Services – 1.2%
Fluidigm Corp. (a)	135,276	1,911,450
ICON PLC, ADR (a)	120,355	2,393,861
Life Sciences Tools & Services Total		4,305,311
Pharmaceuticals – 2.7%
Auxilium Pharmaceuticals, Inc. (a)	55,985	1,257,983
Impax Laboratories, Inc. (a)	206,275	4,247,202
MAP Pharmaceuticals, Inc. (a)	96,090	1,549,932
Salix Pharmaceuticals Ltd. (a)	90,925	3,031,439
Pharmaceuticals Total		10,086,556
Health Care Total		59,880,800
Industrials – 14.8%
Aerospace & Defense – 1.7%
Hexcel Corp. (a)	176,070	3,266,098
LMI Aerospace, Inc. (a)	169,285	3,040,359
Aerospace & Defense Total		6,306,457
Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	36,590	2,498,365
Air Freight & Logistics Total		2,498,365
Commercial Services & Supplies – 0.7%
Tetra Tech, Inc. (a)	114,350	2,687,225
Commercial Services & Supplies Total		2,687,225
Construction & Engineering – 0.9%
Great Lakes Dredge & Dock Corp.	235,755	1,855,392
Sterling Construction Co., Inc. (a)	121,585	1,592,763
Construction & Engineering Total		3,448,155
Electrical Equipment – 0.6%
Regal-Beloit Corp.	30,510	2,225,705
Electrical Equipment Total		2,225,705
Machinery – 5.3%
ArvinMeritor, Inc. (a)	249,076	4,463,442
Chart Industries, Inc. (a)	47,860	2,172,365
Columbus McKinnon Corp. (a)	101,800	1,758,086
Lindsay Corp.	45,260	3,195,809
Robbins & Myers, Inc.	76,655	3,267,803
Tennant Co.	61,200	2,487,780
Trinity Industries, Inc.	73,220	2,280,803
Machinery Total		19,626,088

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Growth Fund II

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Professional Services – 2.6%
Advisory Board Co. (a)	49,505	2,532,676
Corporate Executive Board Co.	70,180	2,812,113
CoStar Group, Inc. (a)	32,520	1,842,908
Korn/Ferry International (a)	108,046	2,469,931
Professional Services Total		9,657,628
Road & Rail – 1.5%
Dollar Thrifty Automotive Group, Inc. (a)	32,960	1,750,505
Genesee & Wyoming, Inc., Class A (a)	40,520	2,110,687
Roadrunner Transportation Systems, Inc. (a)	120,718	1,700,917
Road & Rail Total		5,562,109
Trading Companies & Distributors – 0.8%
TAL International Group, Inc.	85,623	2,986,530
Trading Companies & Distributors Total		2,986,530
Industrials Total		54,998,262
Information Technology – 27.9%
Communications Equipment – 3.2%
Acme Packet, Inc. (a)	26,659	2,005,823
Adtran, Inc.	41,555	1,889,921
Aruba Networks, Inc. (a)	162,075	4,935,184
Riverbed Technology, Inc. (a)	75,190	3,104,595
Communications Equipment Total		11,935,523
Electronic Equipment, Instruments & Components – 2.0%
DTS, Inc. (a)	108,615	4,925,690
Universal Display Corp. (a)	59,115	2,488,151
Electronic Equipment, Instruments & Components Total		7,413,841
Internet Software & Services – 5.8%
Ancestry.com, Inc. (a)	59,735	1,962,892
Dice Holdings, Inc. (a)	171,598	2,356,041
IntraLinks Holdings, Inc. (a)	177,247	4,996,593
KIT Digital, Inc. (a)	104,735	1,362,602
LogMeIn, Inc. (a)	90,145	3,235,304
OpenTable, Inc. (a)	32,407	2,880,010
RightNow Technologies, Inc. (a)	70,066	1,870,062
Vocus, Inc. (a)	107,470	2,611,521
Internet Software & Services Total		21,275,025
IT Services – 3.3%
ExlService Holdings, Inc. (a)	90,970	2,021,353
VeriFone Systems, Inc. (a)	163,620	7,434,893
Wright Express Corp. (a)	52,520	2,678,520
IT Services Total		12,134,766

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.9%
Cirrus Logic, Inc. (a)	100,615	2,349,360
Cymer, Inc. (a)	51,420	2,601,852
Entropic Communications, Inc. (a)	201,318	1,864,205
MIPS Technologies, Inc. (a)	158,315	1,926,693
Nanometrics, Inc. (a)	99,765	1,797,765
Semtech Corp. (a)	84,770	2,007,354
Volterra Semiconductor Corp. (a)	70,830	1,787,041
Semiconductors & Semiconductor Equipment Total		14,334,270
Software – 9.7%
BroadSoft, Inc. (a)	53,668	1,894,481
Concur Technologies, Inc. (a)	72,045	3,748,501
Fortinet, Inc. (a)	121,145	4,947,562
Kenexa Corp. (a)	115,384	2,675,755
Netscout Systems, Inc. (a)	75,861	1,895,766
Parametric Technology Corp. (a)	119,560	2,833,572
RealPage, Inc. (a)	95,549	2,369,615
SuccessFactors, Inc. (a)	170,002	6,104,772
TIBCO Software, Inc. (a)	294,150	7,241,973
VanceInfo Technologies, Inc., ADR (a)	68,900	2,287,480
Software Total		35,999,477
Information Technology Total		103,092,902
Materials – 6.0%
Chemicals – 1.2%
Solutia, Inc. (a)	182,270	4,230,487
Chemicals Total		4,230,487
Metals & Mining – 4.8%
Coeur d'Alene Mines Corp. (a)	87,533	2,758,165
Globe Specialty Metals, Inc.	97,690	2,275,200
HudBay Minerals, Inc.	187,713	3,255,585
Stillwater Mining Co. (a)	242,569	5,790,122
Thompson Creek Metals Co., Inc. (a)	287,175	3,784,967
Metals & Mining Total		17,864,039
Materials Total		22,094,526
Total Common Stocks (cost of $283,811,142)		367,149,366

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Growth Fund II

February 28, 2011

Short-Term Obligation – 2.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Treasury obligation maturing 02/28/18, market value $10,547,000 (repurchase proceeds $10,337,023)	10,337,000	10,337,000
Total Short-Term Obligation (cost of $10,337,000)		10,337,000
Total Investments – 102.0% (cost of $294,148,142)(b)		377,486,366
Other Assets & Liabilities, Net – (2.0)%		(7,529,329)
Net Assets – 100.0%		369,957,037

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $294,850,280.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$367,149,366	$—	$—	$367,149,366
Total Short-Term Obligation	—	10,337,000	—	10,337,000
Total Investments	$367,149,366	$10,337,000	$—	$377,486,366

  The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	27.9
Consumer Discretionary	18.6
Health Care	16.2
Industrials	14.8
Energy	7.8
Materials	6.0
Financials	5.8
Consumer Staples	2.1
99.2
Short- Term Obligation	2.8
Other Assets & Liabilities, Net	(2.0)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund II
February 28, 2011

		($)
Assets	Investments, at identified cost	294,148,142
	Investments, at value	377,486,366
	Cash	275,431
	Receivable for:
	Investments sold	2,887,699
	Fund shares sold	66,016
	Dividends	9,674
	Interest	23
	Trustees' deferred compensation plan	23,585
	Prepaid expenses	1,337
	Total Assets	380,750,131
Liabilities	Expense reimbursement due to Investment Manager	14,911
	Payable for:
	Investments purchased	9,820,828
	Fund shares repurchased	340,148
	Investment advisory fee	200,405
	Administration fee	26,125
	Pricing and bookkeeping fees	7,767
	Transfer agent fee	109,183
	Trustees' fees	65,059
	Custody fee	12,602
	Distribution and service fees	31,750
	Chief compliance officer expenses	197
	Reports to shareholders	67,163
	Trustees' deferred compensation plan	23,585
	Other liabilities	73,371
	Total Liabilities	10,793,094
	Net Assets	369,957,037
Net Assets Consist of	Paid-in capital	361,738,562
	Accumulated net realized loss	(75,119,749)
	Net unrealized appreciation on investments	83,338,224
	Net Assets	369,957,037

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Small Cap Growth Fund II
February 28, 2011

Class A	Net assets	$145,802,282
	Shares outstanding	11,977,935
	Net asset value per share	$12.17	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.17/0.9425)	$12.91	(b)
Class B	Net assets	$2,015,997
	Shares outstanding	189,642
	Net asset value and offering price per share	$10.63	(a)
Class C	Net assets	$2,627,006
	Shares outstanding	241,218
	Net asset value and offering price per share	$10.89	(a)
Class Z	Net assets	$219,511,752
	Shares outstanding	17,173,331
	Net asset value, offering and redemption price per share	$12.78

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Small Cap Growth Fund II
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	1,109,545
	Interest	5,777
	Total Investment Income	1,115,322
Expenses	Investment advisory fee	2,438,740
	Administration fee	317,369
	Distribution fee:
	Class B	18,323
	Class C	18,565
	Service fee:
	Class B	6,118
	Class C	6,188
	Distribution and service fees:
	Class A	322,868
	Transfer agent fee	498,642
	Pricing and bookkeeping fees	92,313
	Trustees' fees	37,434
	Custody fee	35,248
	Chief compliance officer expenses	1,329
	Other expenses	310,791
	Expenses before interest expense	4,103,928
	Interest expense	713
	Total Expenses	4,104,641
	Expense reductions	(53)
	Net Expenses	4,104,588
	Net Investment Loss	(2,989,266)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	60,578,474
	Foreign currency transactions	(445)
	Net realized gain	60,578,029
	Net change in unrealized appreciation (depreciation) on investments	51,745,305
	Net Gain	112,323,334
	Net Increase Resulting from Operations	109,334,068

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund II

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment loss	(2,989,266)	(2,503,043)
	Net realized gain (loss) on investments and foreign currency transactions	60,578,029	(13,937,128)
	Net change in unrealized appreciation (depreciation) on investments	51,745,305	135,495,875
	Net increase resulting from operations	109,334,068	119,055,704
	Net Capital Stock Transactions	(79,890,367)	(18,764,168)
	Increase from regulatory settlements	76,427	543,481
	Total increase in net assets	29,520,128	100,835,017
Net Assets	Beginning of period	340,436,909	239,601,892
	End of period	369,957,037	340,436,909
	Accumulated net investment loss at end of period	—	(12,156)

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund II

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	501,743	5,160,391	1,205,033	9,556,394
Redemptions	(1,967,790)	(20,070,759)	(2,904,474)	(24,025,684)
Net decrease	(1,466,047)	(14,910,368)	(1,699,441)	(14,469,290)
Class B
Subscriptions	2,064	18,422	9,581	65,844
Redemptions	(237,996)	(2,096,092)	(217,514)	(1,528,227)
Net decrease	(235,932)	(2,077,670)	(207,933)	(1,462,383)
Class C
Subscriptions	21,187	198,146	51,092	361,405
Redemptions	(106,855)	(954,620)	(106,951)	(762,336)
Net decrease	(85,668)	(756,474)	(55,859)	(400,931)
Class Z
Subscriptions	1,643,660	17,140,701	6,693,775	54,630,116
Redemptions	(7,440,236)	(79,286,556)	(6,668,451)	(57,061,680)
Net increase (decrease)	(5,796,576)	(62,145,855)	25,324	(2,431,564)

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$8.92		$5.99		$10.57		$13.79		$17.56		$15.06
Income from Investment Operations:
Net investment loss (e)	(0.10)		(0.07)		(0.07)		(0.10)		(0.12)		(0.13)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.35		2.99		(4.51)		(0.41)		(0.24	)(f)	4.51
Total from investment operations	3.25		2.92		(4.58)		(0.51)		(0.36)		4.38
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.69)		(3.41)		(1.88)
From return of capital	—		—		—		(0.02)		—		—
Total distributions to shareholders	—		—		—		(2.71)		(3.41)		(1.88)
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—
Net Asset Value, End of Period	$12.17		$8.92		$5.99		$10.57		$13.79		$17.56
Total return (h)	36.43%		48.91	%(i)	(43.33	)%(i)	(6.45	)%(i)(j)	(0.03	)%(i)	30.90	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.32	%(k)	1.36	%(k)	1.27	%(k)	1.20	%(k)(l)	1.23	%(k)	1.24%
Interest expense	—	%(m)	—	%(m)	—	%(m)	—	%(l)(m)	—		—
Net expenses	1.32	%(k)	1.36	%(k)	1.27	%(k)	1.20	%(k)(l)	1.23	%(k)	1.24%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)
Net investment loss	(1.00	)%(k)	(0.90	)%(k)	(0.80	)%(k)	(0.85	)%(k)(l)	(0.81	)%(k)	(0.84)%
Portfolio turnover rate	147%		105%		130%		3	%(j)(o)	—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(j)	188%		117%
Net assets, end of period (000s)	$145,802		$119,894		$90,647		$173,675		$207,258		$150,761

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$7.85		$5.31		$9.44		$12.49		$16.21		$14.13
Income from Investment Operations:
Net investment loss (e)	(0.15)		(0.12)		(0.13)		(0.13)		(0.21)		(0.24)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.93		2.65		(4.00)		(0.40)		(0.22	)(f)	4.20
Total from investment operations	2.78		2.53		(4.13)		(0.53)		(0.43)		3.96
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.50)		(3.29)		(1.88)
From return of capital	—		—		—		(0.02)		—		—
Total distributions to shareholders	—		—		—		(2.52)		(3.29)		(1.88)
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—
Net Asset Value, End of Period	$10.63		$7.85		$5.31		$9.44		$12.49		$16.21
Total return (h)	35.41%		47.83	%(i)	(43.75	)%(i)	(7.15	)%(i)(j)	(0.69	)%(i)	29.92	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.07	%(k)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%
Interest expense	—	%(m)	—	%(m)	—	%(m)	—	%(l)(m)	—		—
Net expenses	2.07	%(k)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)
Net investment loss	(1.74	)%(k)	(1.66	)%(k)	(1.54	)%(k)	(1.60	)%(k)(l)	(1.58	)%(k)	(1.59)%
Portfolio turnover rate	147%		105%		130%		3	%(j)(o)	—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(j)	188%		117%
Net assets, end of period (000s)	$2,016		$3,340		$3,362		$9,184		$13,018		$16,229

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$8.04		$5.44		$9.67		$12.74		$16.47		$14.33
Income from Investment Operations:
Net investment loss (e)	(0.16)		(0.12)		(0.13)		(0.17)		(0.21)		(0.24)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.01		2.71		(4.10)		(0.38)		(0.23	)(f)	4.26
Total from investment operations	2.85		2.59		(4.23)		(0.55)		(0.44)		4.02
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.50)		(3.29)		(1.88)
From return of capital	—		—		—		(0.02)		—		—
Total distributions to shareholders	—		—		—		(2.52)		(3.29)		(1.88)
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—
Net Asset Value, End of Period	$10.89		$8.04		$5.44		$9.67		$12.74		$16.47
Total return (h)	35.45%		47.79	%(i)	(43.74	)%(i)	(7.17	)%(i)(j)	(0.74	)%(i)	29.93	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.07	%(k)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%
Interest expense	—	%(m)	—	%(m)	—	%(m)	—	%(l)(m)	—		—
Net expenses	2.07	%(k)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)
Net investment loss	(1.75	)%(k)	(1.66	)%(k)	(1.55	)%(k)	(1.60	)%(k)(l)	(1.57	)%(k)	(1.59)%
Portfolio turnover rate	147%		105%		130%		3	%(j)(o)	—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(j)	188%		117%
Net assets, end of period (000s)	$2,627		$2,629		$2,081		$3,689		$4,998		$4,452

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$9.34		$6.25		$11.01		$14.30		$18.06		$15.40
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.06)		(0.05)		(0.07)		(0.08)		(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.52		3.14		(4.71)		(0.44)		(0.23	)(f)	4.64
Total from investment operations	3.44		3.08		(4.76)		(0.51)		(0.31)		4.54
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.76)		(3.45)		(1.88)
From return of capital	—		—		—		(0.02)		—		—
Total distributions to shareholders	—		—		—		(2.78)		(3.45)		(1.88)
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—
Net Asset Value, End of Period	$12.78		$9.34		$6.25		$11.01		$14.30		$18.06
Total return (h)	36.83%		49.44	%(i)	(43.23	)%(i)	(6.31	)%(i)(j)	0.33	%(i)	31.26	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.07	%(k)	1.11	%(k)	1.02	%(k)	0.95	%(k)(l)	0.98	%(k)	0.99%
Interest expense	—	%(m)	—	%(m)	—	%(m)	—	%(l)(m)	—		—
Net expenses	1.07	%(k)	1.11	%(k)	1.02	%(k)	0.95	%(k)(l)	0.98	%(k)	0.99%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)
Net investment loss	(0.75	)%(k)	(0.65	)%(k)	(0.54	)%(k)	(0.59	)%(k)(l)	(0.56	)%(k)	(0.59)%
Portfolio turnover rate	147%		105%		130%		3	%(j)(o)	—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(j)	188%		117%
Net assets, end of period (000s)	$219,512		$214,574		$143,511		$279,900		$378,164		$308,930

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Small Cap Growth Fund II
February 28, 2011

Note 1. Organization

Columbia Small Cap Growth Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change

21

Columbia Small Cap Growth Fund II, February 28, 2011

the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following provides more detailed information about the derivative type held by the Fund:

Options—The Fund had purchased put options to decrease the Fund's exposure to equity risk and to increase return on underlying instruments. Purchased put options become more profitable as the price of the underlying instruments depreciates relative to the strike price. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2011, the Fund entered into 1,446 purchased put options contracts.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2011:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Purchased Put Options	Equity Risk	$—	$—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

22

Columbia Small Cap Growth Fund II, February 28, 2011

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.70% of the Fund's average daily net assets.

23

Columbia Small Cap Growth Fund II, February 28, 2011

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.117% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class was 0.14% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $2,632 and net CDSC fees paid by shareholders on certain redemptions of

24

Columbia Small Cap Growth Fund II, February 28, 2011

Class B and Class C shares amounted to $2,255 and $663, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.10% of the Fund's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. At February 28, 2011, no amounts were potentially recoverable from the Fund pursuant to this arrangement. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations.

25

Columbia Small Cap Growth Fund II, February 28, 2011

Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $53 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $501,401,718 and $578,903,220, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2011, and the year ended February 28, 2010, the Fund received payments totaling $76,427 and $543,481, respectively, resulting from certain regulatory settlements in which the Fund had participated during the respective periods. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 43.5% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,457,143 at a weighted average interest rate of 1.49%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (PFIC) adjustments and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$3,001,422	$(313,059)	$(2,688,363)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

26

Columbia Small Cap Growth Fund II, February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$82,636,086

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$87,361,556
Unrealized depreciation	(4,725,470)
Net unrealized appreciation	$82,636,086

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$4,534,789
2018	69,882,820
Total	$74,417,609

Capital loss carryforwards of $56,099,779 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v.

27

Columbia Small Cap Growth Fund II, February 28, 2011

Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

33

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Small Cap Growth Fund I (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,961,262	239,928	119,074	1,094,809

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

34

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
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Holliston, MA
Permit NO. 20

Columbia Small Cap Growth Fund II
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1251 A (04/11)

Columbia Large Cap Core Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Board Consideration and Approval of Amendment to Investment Management Services Agreement	39

Summary of Management Fee Evaluation by Independent Fee Consultant	43

Shareholder Meeting Results	45

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Core Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 20.16% without sales charge.

■  While the fund's return was lower than the return of the S&P 500 Index,1 it was higher than the average return of the funds in its peer group, the Lipper Large-Cap Core Funds Classification.2

■  Stock selection in the consumer discretionary and materials sectors helped performance, but exposure to several underperforming energy names hurt.

Portfolio Management

Peter Santoro, lead manager, has co-managed the fund since 2010. From 2003 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Santoro was associated with the fund's previous investment adviser as an investment professional.

Craig Leopold has co-managed the fund since 2010. From 2003 until joining the Investment Manager in May 2010, Mr. Leopold was associated with the fund's previous investment adviser as an investment professional.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+20.16%

Class A shares (without sales charge)

+22.57%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Large Cap Core Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June 2010, July 2010 and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Large Cap Core Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	11,672	10,999
Class B	10,807	10,807
Class C	10,807	10,807
Class I	n/a	n/a
Class W	n/a	n/a
Class Z	11,943	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	W	Z
Inception	08/02/99		08/02/99		08/02/99		09/27/10	09/27/10	10/02/98
Sales charge	without	with	without	with	without	with	without	without	without
1-year	20.16	13.26	19.26	14.26	19.26	18.26	n/a	n/a	20.40
5-year	3.01	1.80	2.23	1.87	2.24	2.24	n/a	n/a	3.26
10-year/Life	1.56	0.96	0.78	0.78	0.78	0.78	16.99	16.77	1.79

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class W shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Large Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,274.60		1,018.70	6.94		6.16	1.23
Class B	1,000.00	1,000.00	1,270.40		1,014.98	11.15		9.89	1.98
Class C	1,000.00	1,000.00	1,270.40		1,014.98	11.15		9.89	1.98
Class I	1,000.00	1,000.00	1,042.70	*	1,020.88	3.40	*	3.96	0.79
Class W	1,000.00	1,000.00	1,042.50	*	1,019.04	5.00	*	5.81	1.16
Class Z	1,000.00	1,000.00	1,276.90		1,019.93	5.53		4.91	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class W shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	13.73
Class B	13.25
Class C	13.25
Class I	13.69
Class W	13.73
Class Z	13.69

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.06
Class I	0.09
Class W	0.05
Class Z	0.09

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 20.16% without sales charge. The fund underperformed its benchmark, the S&P 500 Index, which returned 22.57%. However, it outpaced the 19.82% average return of funds in its peer group, the Lipper Large-Cap Core Funds Classification. During the first half of the period, we believe that stocks traded on the latest macroeconomic news rather than on the basis of their individual business prospects. In this environment, the fund's sector-neutral, stock-focused strategy went unrewarded. However, as the economy strengthened and favored stocks with strong fundamentals, the fund gained ground against the index and its peers. Stock selection in the consumer discretionary and materials sectors drove the fund's strong positive returns, while certain energy names detracted during the period.

Consumer discretionary and materials stocks drive returns

We positioned the fund to benefit from an improved economic environment. In the consumer discretionary sector, we emphasized companies that we believed would be early beneficiaries of resurging consumer confidence and market stabilization. Among standout performers in auto-related businesses were auto safety component maker Autoliv (0.5% of net assets) and engine timing system producer BorgWarner. These companies benefited from rising new car sales and consumer preferences for safer and more fuel-efficient cars. We subsequently sold BorgWarner and took profits.

A play on an expected recovery in advertising was also successful, as Viacom was among the winners in the consumer discretionary sector (1.0% of net assets). As concerns about the economy and market subsided, pent-up consumer demand for mid- to high-end goods boosted specialty retailers Nordstrom and Limited Brands, generating positive results for the fund (0.6% and 0.7% of net assets, respectively). Among materials names, we emphasized agricultural stocks that could benefit from increased global demand for proteins as well as corn-based ethanol. Seed producer Monsanto, fertilizer maker Potash Corporation of Saskatchewan and CF Industries Holdings (0.4% of net assets) were top performers. We sold Monsanto and Potash, taking profits.

Energy names detracted from performance

Energy holdings were the period's biggest disappointment. We emphasized oil exploration and production companies with the view that positive economic conditions would further increase demand for oil. The April explosion on BP's Macondo oil well in the Gulf of Mexico had a negative impact on the stock of Anadarko Petroleum. The stock prices of drilling firms Transocean and Noble were also hurt by this event, particularly in light of the US government's decision to cease offshore drilling. Against an unfavorable backdrop, marked by backlash from the spill and unfolding unrest in the Middle East, we sold all three positions. Longer term, we continue to believe that international exploration and deep water drilling remain good businesses with positive growth prospects.

Looking ahead

With an improving economic environment, we believe the consumer is poised for increased spending despite lingering high unemployment. And with the conviction that the employment situation will improve, we believe that quality large companies with strong balance sheets are positioned to take advantage of opportunities to invest cash wisely. Many companies are beating

6

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund earnings estimates, and certain valuations look attractive at current levels. We will continue to draw on three independent and uncorrelated research sources—fundamental research, systematic models and portfolio management team input—to identify and invest in companies that are primed to grow. We will also continue to focus on after-tax returns on behalf of shareholders.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 sectors

as of 02/28/11 (%)

Information Technology	18.5
Financials	16.7
Energy	13.0
Industrials	11.1
Consumer Discretionary	11.0

Top 10 holdings

as of 02/28/11 (%)

Chevron	3.9
Apple	3.0
JPMorgan Chase	2.4
Google	2.0
International Business Machines	1.9
Wells Fargo	1.9
Philip Morris International	1.8
Occidental Petroleum	1.7
Schlumberger	1.7
PepsiCo	1.7
Goldman Sachs Group	1.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Large Cap Core Fund

February 28, 2011

Common Stocks – 98.1%
	Shares	Value ($)
Consumer Discretionary – 11.0%
Auto Components – 1.2%
Autoliv, Inc.	88,160	6,602,302
Johnson Controls, Inc.	216,750	8,843,400
Auto Components Total		15,445,702
Automobiles – 0.8%
Ford Motor Co. (a)	687,700	10,349,885
Automobiles Total		10,349,885
Hotels, Restaurants & Leisure – 1.6%
Las Vegas Sands Corp. (a)	103,370	4,821,177
McDonald's Corp.	193,280	14,627,430
Hotels, Restaurants & Leisure Total		19,448,607
Internet & Catalog Retail – 0.3%
priceline.com, Inc. (a)	7,280	3,304,246
Internet & Catalog Retail Total		3,304,246
Media – 2.2%
Comcast Corp., Class A	620,300	15,978,928
Viacom, Inc., Class B	267,837	11,961,601
Media Total		27,940,529
Multiline Retail – 1.8%
Macy's, Inc.	305,300	7,296,670
Nordstrom, Inc.	158,820	7,188,193
Target Corp.	146,491	7,698,102
Multiline Retail Total		22,182,965
Specialty Retail – 2.6%
Abercrombie & Fitch Co., Class A	141,040	8,091,465
Limited Brands, Inc.	260,003	8,325,296
Lowe's Companies, Inc.	352,740	9,231,206
Staples, Inc.	326,710	6,958,923
Specialty Retail Total		32,606,890
Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	109,400	6,008,248
Textiles, Apparel & Luxury Goods Total		6,008,248
Consumer Discretionary Total		137,287,072
Consumer Staples – 8.6%
Beverages – 1.7%
PepsiCo, Inc.	324,160	20,558,227
Beverages Total		20,558,227
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	155,820	11,653,778
CVS Caremark Corp.	301,760	9,976,185

	Shares	Value ($)
Safeway, Inc.	347,340	7,578,959
Food & Staples Retailing Total		29,208,922
Food Products – 1.2%
Kellogg Co.	189,910	10,171,580
Mead Johnson Nutrition Co., Class A	77,421	4,633,647
Food Products Total		14,805,227
Household Products – 1.6%
Procter & Gamble Co.	319,420	20,139,431
Household Products Total		20,139,431
Tobacco – 1.8%
Philip Morris International, Inc.	352,847	22,151,735
Tobacco Total		22,151,735
Consumer Staples Total		106,863,542
Energy – 13.0%
Energy Equipment & Services – 3.0%
Oceaneering International, Inc. (a)	62,170	5,199,277
Oil States International, Inc. (a)	71,540	5,207,397
Schlumberger Ltd.	223,320	20,862,554
Weatherford International Ltd. (a)	265,830	6,427,769
Energy Equipment & Services Total		37,696,997
Oil, Gas & Consumable Fuels – 10.0%
Alpha Natural Resources, Inc. (a)	86,640	4,697,621
Apache Corp.	145,061	18,077,502
Chevron Corp.	471,454	48,913,352
Continental Resources, Inc. (a)	113,590	7,897,913
Murphy Oil Corp.	146,060	10,739,792
Occidental Petroleum Corp.	207,221	21,130,325
Peabody Energy Corp.	101,350	6,637,412
Southwestern Energy Co. (a)	162,236	6,405,077
Oil, Gas & Consumable Fuels Total		124,498,994
Energy Total		162,195,991
Financials – 16.7%
Capital Markets – 3.9%
BlackRock, Inc., Class A	58,480	11,929,335
Franklin Resources, Inc.	65,779	8,263,158
Goldman Sachs Group, Inc.	125,288	20,519,669
T. Rowe Price Group, Inc.	111,530	7,470,279
Capital Markets Total		48,182,441
Commercial Banks – 4.0%
Fifth Third Bancorp.	243,390	3,553,494
Huntington Bancshares, Inc.	829,440	5,673,370

See Accompanying Notes to Financial Statements.

8

Columbia Large Cap Core Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
PNC Financial Services Group, Inc.	267,072	16,478,342
Wells Fargo & Co.	738,179	23,813,655
Commercial Banks Total		49,518,861
Consumer Finance – 0.4%
Discover Financial Services	253,654	5,516,975
Consumer Finance Total		5,516,975
Diversified Financial Services – 4.9%
Bank of America Corp.	790,910	11,302,104
Citigroup, Inc. (a)	4,090,720	19,144,569
JPMorgan Chase & Co.	646,310	30,176,214
Diversified Financial Services Total		60,622,887
Insurance – 3.5%
Hartford Financial Services Group, Inc.	350,020	10,360,592
MetLife, Inc.	417,064	19,752,151
Prudential Financial, Inc.	202,430	13,325,967
Insurance Total		43,438,710
Financials Total		207,279,874
Health Care – 10.6%
Biotechnology – 2.8%
Amgen, Inc. (a)	169,630	8,707,108
Celgene Corp. (a)	201,430	10,695,933
Dendreon Corp. (a)	113,527	3,813,372
Gilead Sciences, Inc. (a)	246,380	9,603,893
Incyte Corp. Ltd. (a)	151,530	2,072,930
Biotechnology Total		34,893,236
Health Care Equipment & Supplies – 1.2%
Covidien PLC	117,770	6,059,266
St. Jude Medical, Inc. (a)	187,850	8,994,258
Health Care Equipment & Supplies Total		15,053,524
Health Care Providers & Services – 2.3%
Cardinal Health, Inc.	224,981	9,368,209
CIGNA Corp.	231,170	9,725,322
Express Scripts, Inc. (a)	174,780	9,826,131
Health Care Providers & Services Total		28,919,662
Life Sciences Tools & Services – 0.5%
Life Technologies Corp. (a)	104,580	5,581,435
Life Sciences Tools & Services Total		5,581,435
Pharmaceuticals – 3.8%
Abbott Laboratories	151,299	7,277,482
Allergan, Inc.	132,130	9,800,082

	Shares	Value ($)
Merck & Co., Inc.	448,850	14,619,044
Pfizer, Inc.	780,770	15,022,015
Pharmaceuticals Total		46,718,623
Health Care Total		131,166,480
Industrials – 11.1%
Aerospace & Defense – 1.9%
L-3 Communications Holdings, Inc.	92,700	7,350,183
United Technologies Corp.	197,515	16,500,403
Aerospace & Defense Total		23,850,586
Air Freight & Logistics – 1.3%
United Parcel Service, Inc., Class B	213,874	15,783,901
Air Freight & Logistics Total		15,783,901
Building Products – 0.5%
Owens Corning (a)	178,250	6,368,873
Building Products Total		6,368,873
Construction & Engineering – 1.3%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares (a)	168,860	5,997,907
Fluor Corp.	68,750	4,864,750
Foster Wheeler AG (a)	156,380	5,654,701
Construction & Engineering Total		16,517,358
Electrical Equipment – 1.3%
Emerson Electric Co.	264,320	15,769,331
Electrical Equipment Total		15,769,331
Machinery – 2.2%
Deere & Co.	97,890	8,824,784
Dover Corp.	148,690	9,553,333
Parker Hannifin Corp.	104,530	9,321,985
Machinery Total		27,700,102
Professional Services – 0.3%
Nielsen Holdings NV (a)	134,910	3,587,257
Professional Services Total		3,587,257
Road & Rail – 2.3%
J.B. Hunt Transport Services, Inc.	214,810	8,938,244
Norfolk Southern Corp.	132,320	8,677,546
Union Pacific Corp.	110,328	10,526,394
Road & Rail Total		28,142,184
Industrials Total		137,719,592

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Core Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 18.5%
Communications Equipment – 1.2%
Cisco Systems, Inc. (a)	282,344	5,240,305
QUALCOMM, Inc.	155,630	9,272,435
Communications Equipment Total		14,512,740
Computers & Peripherals – 4.2%
Apple, Inc. (a)	104,544	36,925,986
EMC Corp. (a)	545,166	14,833,967
Computers & Peripherals Total		51,759,953
Electronic Equipment, Instruments & Components – 1.3%
Corning, Inc.	479,966	11,068,016
Tyco Electronics Ltd.	141,740	5,108,309
Electronic Equipment, Instruments & Components Total		16,176,325
Internet Software & Services – 2.3%
Akamai Technologies, Inc. (a)	104,260	3,912,878
Google, Inc., Class A (a)	40,732	24,985,009
Internet Software & Services Total		28,897,887
IT Services – 4.5%
Accenture PLC, Class A	191,780	9,872,834
International Business Machines Corp.	149,394	24,183,901
Teradata Corp. (a)	143,056	6,840,938
Visa, Inc., Class A	209,110	15,275,485
IT Services Total		56,173,158
Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc. (a)	1,032,180	9,506,378
Avago Technologies Ltd.	146,494	4,979,331
Cypress Semiconductor Corp. (a)	150,380	3,151,965
Fairchild Semiconductor International, Inc. (a)	263,770	4,644,990
Skyworks Solutions, Inc. (a)	188,660	6,780,440
Semiconductors & Semiconductor Equipment Total		29,063,104
Software – 2.7%
Autodesk, Inc. (a)	235,293	9,894,071
Intuit, Inc. (a)	146,040	7,678,783
Microsoft Corp.	356,550	9,477,099
Oracle Corp.	195,520	6,432,608
Software Total		33,482,561
Information Technology Total		230,065,728

	Shares	Value ($)
Materials – 3.6%
Chemicals – 1.6%
Air Products & Chemicals, Inc.	101,080	9,299,360
Celanese Corp., Series A	140,634	5,829,279
CF Industries Holdings, Inc.	31,720	4,481,402
Chemicals Total		19,610,041
Containers & Packaging – 0.9%
Crown Holdings, Inc. (a)	191,580	7,371,998
Packaging Corp. of America	142,911	4,114,408
Containers & Packaging Total		11,486,406
Metals & Mining – 1.1%
Freeport-McMoRan Copper & Gold, Inc.	179,496	9,504,313
Rio Tinto PLC, ADR	59,960	4,261,957
Metals & Mining Total		13,766,270
Materials Total		44,862,717
Telecommunication Services – 3.4%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	582,807	16,540,062
Diversified Telecommunication Services Total		16,540,062
Wireless Telecommunication Services – 2.1%
American Tower Corp., Class A (a)	224,730	12,126,431
MetroPCS Communications, Inc. (a)	435,730	6,274,512
Millicom International Cellular SA	45,135	3,953,826
NII Holdings, Inc. (a)	95,201	3,899,433
Wireless Telecommunication Services Total		26,254,202
Telecommunication Services Total		42,794,264
Utilities – 1.6%
Electric Utilities – 1.0%
American Electric Power Co., Inc.	213,450	7,637,241
Entergy Corp.	76,200	5,425,440
Electric Utilities Total		13,062,681
Multi-Utilities – 0.6%
PG&E Corp.	151,858	6,994,580
Multi-Utilities Total		6,994,580
Utilities Total		20,057,261
Total Common Stocks (cost of $1,015,668,783)		1,220,292,521

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Core Fund

February 28, 2011

Short-Term Obligation – 0.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 12/18/13, market value $11,288,100 (repurchase proceeds $11,065,028)	11,065,000	11,065,000
Total Short-Term Obligation (cost of $11,065,000)		11,065,000
Total Investments – 99.0% (cost of $1,026,733,783) (b)		1,231,357,521
Other Assets & Liabilities, Net – 1.0%		12,947,898
Net Assets – 100.0%		1,244,305,419

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,027,941,337.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,220,292,521	$—	$—	$1,220,292,521
Total Short-Term Obligation	—	11,065,000	—	11,065,000
Total Investments	$1,220,292,521	$11,065,000	$—	$1,231,357,521

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For the year ended February 28, 2011, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2010	—	$—
Options written	2,530	134,571
Options terminated in closing purchase transactions	—	—
Options exercised	(310)	(50,703)
Options expired	(2,220)	(83,868)
Options outstanding at February 28, 2011	—	$—

See Accompanying Notes to Financial Statements.

11

Columbia Large Cap Core Fund

February 28, 2011

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.5
Financials	16.7
Energy	13.0
Industrials	11.1
Consumer Discretionary	11.0
Health Care	10.6
Consumer Staples	8.6
Materials	3.6
Telecommunication Services	3.4
Utilities	1.6
98.1
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	1.0
100.0
Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Large Cap Core Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	1,026,733,783
	Investments, at value	1,231,357,521
	Cash	909
	Receivable for:
	Investments sold	6,041,948
	Fund shares sold	35,778,159
	Dividends	1,645,893
	Interest	28
	Foreign tax reclaims	8,788
	Prepaid expenses	4,134
	Total Assets	1,274,837,380
Liabilities	Expense reimbursement due to Investment Manager	132
	Payable for:
	Investments purchased	28,498,098
	Fund shares repurchased	839,584
	Investment advisory fee	516,014
	Administration fee	144,216
	Pricing and bookkeeping fees	12,414
	Transfer agent fee	303,855
	Trustees' fees	87,387
	Custody fee	8,665
	Distribution and service fees	28,358
	Chief compliance officer expenses	282
	Interest payable	264
	Other liabilities	92,692
	Total Liabilities	30,531,961
	Net Assets	1,244,305,419
Net Assets Consist of	Paid-in capital	1,158,178,011
	Undistributed net investment income	659,266
	Accumulated net realized loss	(119,155,084)
	Net unrealized appreciation (depreciation) on:
	Investments	204,623,738
	Foreign currency translations	(512)
	Net Assets	1,244,305,419

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Large Cap Core Fund
February 28, 2011

Class A	Net assets	$130,039,355
	Shares outstanding	9,470,297
	Net asset value per share	$13.73	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.73/0.9425)	$14.57	(b)
Class B	Net assets	$1,653,306
	Shares outstanding	124,756
	Net asset value and offering price per share	$13.25	(a)
Class C	Net assets	$2,612,474
	Shares outstanding	197,165
	Net asset value and offering price per share	$13.25	(a)
Class I (c)	Net assets	$135,677,084
	Shares outstanding	9,911,740
	Net asset value, offering and redemption price per share	$13.69
Class W (c)	Net assets	$2,909
	Shares outstanding	212
	Net asset value, offering and redemption price per share	$13.73	(d)
Class Z	Net assets	$974,320,291
	Shares outstanding	71,165,064
	Net asset value, offering and redemption price per share	$13.69

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class W shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Large Cap Core Fund
For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	17,921,570
	Interest	14,165
	Foreign taxes withheld	(44,164)
	Total Investment Income	17,891,571
Expenses	Investment advisory fee	6,368,587
	Administration fee	1,770,094
	Distribution fee:
	Class B	15,075
	Class C	18,341
	Service fee:
	Class B	5,025
	Class C	6,128
	Class W	3
	Distribution and service fees:
	Class A	324,565
	Transfer agent fee:
	Class A, Class B, Class C, Class W and Class Z	2,021,335
	Pricing and bookkeeping fees	144,785
	Trustees' fees	47,588
	Custody fee	34,048
	Chief compliance officer expenses	2,054
	Other expenses	304,063
	Expenses before interest expense	11,061,691
	Interest expense	555
	Total Expenses	11,062,246
	Expense reductions	(65)
	Net Expenses	11,062,181
	Net Investment Income	6,829,390
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options	Net realized gain on:
	Investments	118,311,728
	Written options	83,868
	Net realized gain on investments	118,395,596
	Net change in unrealized appreciation (depreciation) on:
	Investments	86,340,142
	Foreign currency translations	53
	Net change in unrealized appreciation (depreciation)	86,340,195
	Net Gain	204,735,791
	Net Increase Resulting from Operations	211,565,181

(a)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Large Cap Core Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)	2010 ($)
Operations	Net investment income	6,829,390	10,467,997
	Net realized gain on investments and written options	118,395,596	80,931,541
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	86,340,195	280,916,714
	Net increase resulting from operations	211,565,181	372,316,252
Distributions to Shareholders	From net investment income:
	Class A	(597,562)	(1,371,241)
	Class B	—	(15,727)
	Class C	—	(9,344)
	Class I	(35,165)	—
	Class W	(10)	—
	Class Z	(7,052,482)	(12,467,626)
	Total distributions to shareholders	(7,685,219)	(13,863,938)
	Net Capital Stock Transactions	(85,011,943)	(46,012,562)
	Increase from regulatory settlements	—	120,276
	Total increase in net assets	118,868,019	312,560,028
Net Assets	Beginning of period	1,125,437,400	812,877,372
	End of period	1,244,305,419	1,125,437,400
	Undistributed net investment income at end of period	659,266	1,541,914

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Large Cap Core Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	819,382	9,808,839	1,222,912	12,608,001
Distributions reinvested	18,628	226,052	122,487	1,308,058
Redemptions	(2,833,331)	(34,605,798)	(1,914,941)	(19,942,435)
Net decrease	(1,995,321)	(24,570,907)	(569,542)	(6,026,376)
Class B
Subscriptions	19,342	224,627	69,296	609,730
Distributions reinvested	—	—	1,543	14,711
Redemptions	(137,222)	(1,629,043)	(256,473)	(2,550,851)
Net decrease	(117,880)	(1,404,416)	(185,634)	(1,926,410)
Class C
Subscriptions	17,206	201,746	57,843	551,312
Distributions reinvested	—	—	895	8,580
Redemptions	(40,442)	(466,541)	(40,782)	(409,555)
Net increase (decrease)	(23,236)	(264,795)	17,956	150,337
Class I
Subscriptions	10,132,687	135,559,701	—	—
Distributions reinvested	2,718	35,146	—	—
Redemptions	(223,665)	(2,971,154)	—	—
Net increase	9,911,740	132,623,693	—	—
Class W
Subscriptions	224	2,650	—	—
Redemptions	(12)	(153)	—	—
Net increase	212	2,497	—	—
Class Z
Subscriptions	7,245,250	84,819,566	14,909,900	151,975,066
Distributions reinvested	209,444	2,653,077	370,569	3,986,667
Redemptions	(22,661,724)	(278,870,658)	(18,769,876)	(194,171,846)
Net decrease	(15,207,030)	(191,398,015)	(3,489,407)	(38,210,113)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$11.48		$7.95		$13.66		$14.86		$13.35		$12.00
Income from Investment Operations:
Net investment income (e)	0.05		0.08		0.13		0.11		0.14		0.11
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.26		3.57		(5.49)		(0.41)		1.46		1.35
Total from investment operations	2.31		3.65		(5.36)		(0.30)		1.60		1.46
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.12)		(0.10)		(0.14)		(0.09)		(0.11)
From net realized gains	—		—		(0.25)		(0.76)		—		—
Total distributions to shareholders	(0.06)		(0.12)		(0.35)		(0.90)		(0.09)		(0.11)
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$13.73		$11.48		$7.95		$13.66		$14.86		$13.35
Total return (g)	20.16%		45.99	%(h)	(40.12	)%(h)	(2.69	)%(i)	12.00%		12.19	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.20	%(j)	1.18	%(j)	1.15	%(j)	1.07	%(j)(k)	1.05	%(j)	1.03%
Interest expense	—	%(l)	—	%(l)	—	%(l)	—	%(k)(l)	—	%(l)	—
Net expenses	1.20	%(j)	1.18	%(j)	1.15	%(j)	1.07	%(j)(k)	1.05	%(j)	1.03%
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—		—		0.06	%(m)
Net investment income	0.38	%(j)	0.78	%(j)	1.10	%(j)	0.81	%(j)(k)	0.98	%(j)	0.86%
Portfolio turnover rate	171%		165%		156%		—	%(i)(l)(n)	—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%
Net assets, end of period (000s)	$130,039		$131,652		$95,714		$172,569		$194,203		$201,359

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$11.11		$7.71		$13.23		$14.39		$12.95		$11.65
Income from Investment Operations:
Net investment income (loss) (e)	(0.04)		—	(f)	0.03		—	(f)	0.03		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.18		3.44		(5.28)		(0.40)		1.41		1.31
Total from investment operations	2.14		3.44		(5.25)		(0.40)		1.44		1.32
Less Distributions to Shareholders:
From net investment income	—		(0.04)		(0.02)		—	(f)	—		(0.02)
From net realized gains	—		—		(0.25)		(0.76)		—		—
Total distributions to shareholders	—		(0.04)		(0.27)		(0.76)		—		(0.02)
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$13.25		$11.11		$7.71		$13.23		$14.39		$12.95
Total return (g)	19.26%		44.74	%(h)	(40.51	)%(h)	(3.34	)%(i)	11.12%		11.33	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.95	%(j)	1.93	%(j)	1.90	%(j)	1.82	%(k)(j)	1.80	%(j)	1.78%
Interest expense	—	%(l)	—	%(l)	—	%(l)	—	%(k)(l)	—	%(l)	—
Net expenses	1.95	%(j)	1.93	%(j)	1.90	%(j)	1.82	%(j)(k)	1.80	%(j)	1.78%
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—		—		0.06	%(m)
Net investment income (loss)	(0.36	)%(j)	0.04	%(j)	0.28	%(j)	0.03	%(j)(k)	0.21	%(j)	0.11%
Portfolio turnover rate	171%		165%		156%		—	%(i)(l)(n)	—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%
Net assets, end of period (000s)	$1,653		$2,696		$3,300		$13,247		$25,523		$31,542

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$11.11		$7.70		$13.23		$14.39		$12.94		$11.64
Income from Investment Operations:
Net investment income (loss) (e)	(0.04)		—	(f)	0.04		0.01		0.03		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.18		3.45		(5.30)		(0.41)		1.42		1.31
Total from investment operations	2.14		3.45		(5.26)		(0.40)		1.45		1.32
Less Distributions to Shareholders:
From net investment income	—		(0.04)		(0.02)		—	(f)	—		(0.02)
From net realized gains	—		—		(0.25)		(0.76)		—		—
Total distributions to shareholders	—		(0.04)		(0.27)		(0.76)		—		(0.02)
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$13.25		$11.11		$7.70		$13.23		$14.39		$12.94
Total return (g)	19.26%		44.93	%(h)	(40.58	)%(h)	(3.34	)%(i)	11.21%		11.34	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.95	%(j)	1.93	%(j)	1.90	%(j)	1.82	%(j)(k)	1.80	%(j)	1.78%
Interest expense	—	%(l)	—	%(l)	—	%(l)	—	%(k)(l)	—	%(l)	—
Net expenses	1.95	%(j)	1.93	%(j)	1.90	%(j)	1.82	%(j)(k)	1.80	%(j)	1.78%
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—		—		0.06	%(m)
Net investment income (loss)	(0.36	)%(j)	0.03	%(j)	0.39	%(j)	0.04	%(j)(k)	0.21	%(j)	0.11%
Portfolio turnover rate	171%		165%		156%		—	%(i)(l)(n)	—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%
Net assets, end of period (000s)	$2,612		$2,449		$1,559		$2,168		$11,413		$14,026

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.78
Income from Investment Operations:
Net investment income (b)	0.04
Net realized and unrealized gain on investments and foreign currency	1.96
Total from investment operations	2.00
Less Distributions to Shareholders:
From net investment income	(0.09)
Net Asset Value, End of Period	$13.69
Total return (c)(d)	16.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.79%
Interest expense (f)(g)	—%
Net expenses (e)(f)	0.79%
Net investment income (e)(f)	0.64%
Portfolio turnover rate (c)	171%
Net assets, end of period (000s)	$135,677

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Not annualized.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.80
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments and foreign currency	1.95
Total from investment operations	1.98
Less Distributions to Shareholders:
From net investment income	(0.05)
Net Asset Value, End of Period	$13.73
Total return (c)(d)	16.77%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	1.16%
Interest expense (f)(g)	—%
Net expenses (e)(f)	1.16%
Net investment income (e)(f)	0.50%
Portfolio turnover rate (d)	171%
Net assets, end of period (000s)	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$11.45		$7.93		$13.66		$14.88		$13.39		$12.03
Income from Investment Operations:
Net investment income (e)	0.08		0.11		0.16		0.15		0.17		0.14
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.25		3.55		(5.48)		(0.41)		1.47		1.36
Total from investment operations	2.33		3.66		(5.32)		(0.26)		1.64		1.50
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.14)		(0.16)		(0.20)		(0.15)		(0.14)
From net realized gains	—		—		(0.25)		(0.76)		—		—
Total distributions to shareholders	(0.09)		(0.14)		(0.41)		(0.96)		(0.15)		(0.14)
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$13.69		$11.45		$7.93		$13.66		$14.88		$13.39
Total return (g)	20.40%		46.30	%(h)	(39.95	)%(h)	(2.43	)%(i)	12.28%		12.50	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.95	%(j)	0.93	%(j)	0.90	%(j)	0.82	%(j)(k)	0.80	%(j)	0.78%
Interest expense	—	%(l)	—	%(l)	—	%(l)	—	%(k)(l)	—	%(l)	—
Net expenses	0.95	%(j)	0.93	%(j)	0.90	%(j)	0.82	%(j)(k)	0.80	%(j)	0.78%
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—		—		0.06	%(m)
Net investment income	0.64	%(j)	1.03	%(j)	1.35	%(j)	1.06	%(j)(k)	1.23	%(j)	1.11%
Portfolio turnover rate	171%		165%		156%		—	%(i)(l)(n)	—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%
Net assets, end of period (000s)	$974,320		$988,640		$712,304		$1,285,598		$1,466,653		$1,347,623

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Large Cap Core Fund
February 28, 2011

Note 1. Organization

Columbia Large Cap Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $45,421,323 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing

24

Columbia Large Cap Core Fund, February 28, 2011

the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following provides more detailed information about the derivative type held by the Fund:

Options—The Fund had written covered call options to decrease the Fund's exposure to equity risk on investments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are

25

Columbia Large Cap Core Fund, February 28, 2011

exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2011, the Fund entered into 2,530 written options contracts.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written Call Options	Equity Risk	$83,868	$—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be

26

Columbia Large Cap Core Fund, February 28, 2011

subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
$1.5 billion to $3 billion	0.45%
$3 billion to $6 billion	0.43%
Over $6 billion	0.41%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.57% of the Fund's average daily net assets.

In September 2010, the Board of Trustees approved an amended Investment Management Services Agreement (IMSA) with the Investment Manager that increases the management fee rates payable to the Investment Manager at all asset levels. The IMSA was approved by the Fund's shareholders at a Special Meeting of Shareholders held on February 15, 2011. The IMSA, which is March 1, 2011, revises the management fee rates as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.710%
$500 million to $1 billion	0.665%
$1 billion to $1.5 billion	0.620%
$1.5 billion to $3 billion	0.570%
$3 billion to $6 billion	0.560%
Over $6 billion	0.540%

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

In connection with the IMSA approved by the Board of Trustees, effective March 1, 2011, the Fund will pay a reduced monthly administration fee to the Investment Manager based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.060%
$500 million to $1 billion	0.055%
$1 billion to $3 billion	0.050%
$3 billion to $12 billion	0.040%
Over $12 billion	0.030%

27

Columbia Large Cap Core Fund, February 28, 2011

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class W	Class Z
0.18%	0.18%	0.18%	0.22%	0.18%

Class I shares do not pay transfer agent fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $5,030 and net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $1,423 and $242, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B, Class C and Class W shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to

28

Columbia Large Cap Core Fund, February 28, 2011

Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class W Shareholder Servicing Plan	0.25%	0.25%[1]
Class W Distribution Plan	0.00%	0.25%[1]

1  The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.25%, 2.00%, 2.00%, 0.87%, 1.25% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class W and Class Z shares, respectively.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.00% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Effective March 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through June 30, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.16%, 1.91%, 1.91%, 0.81%, 1.16% and 0.91% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class W and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund

29

Columbia Large Cap Core Fund, February 28, 2011

(formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $2,943.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $65 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,887,109,112 and $1,990,094,112, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $120,276 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 48.1% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,350,000 at a weighted average interest rate of 1.49%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for proceeds from litigation settlements reversal adjustment and non-taxable dividends were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(26,819)	$12,874	$13,945

30

Columbia Large Cap Core Fund, February 28, 2011

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$7,685,219	$13,863,938
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Apppreciation*
$659,266	$—	$203,416,184

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$212,504,443
Unrealized depreciation	(9,088,259)
Net unrealized appreciation	$203,416,184

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$117,947,530

Capital loss carryforwards of $115,440,471 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 (above) there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In

31

Columbia Large Cap Core Fund, February 28, 2011

response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

33

Federal Income Tax Information (Unaudited) – Columbia Large Cap Core Fund

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("CMIA") and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a "Fund" and together, the "Funds"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds' current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain CMIA as the Funds' investment manager;

•  The nature, extent and quality of investment management services provided by CMIA to each Fund;

•  The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•  The recent evaluation of each Fund's potential to realize economies of scale through operations of CMIA;

•  The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

o  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

o  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the

39

respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

o  Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

•  Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement. Quietly

Investment Performance. The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds' peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund's IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee

40

rates payable by each Fund at all or certain assets levels, and would be otherwise identical to each Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA's proposal to implement a contractual expense limitation that would mitigate the effect of such Fund's investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability. The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA's affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds' distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting,

41

disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

42

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

44

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,868,120	16,686,592	71,806	1,606,817

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Large Cap Core Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1236 A (04/11)

Columbia Marsico Growth Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Shareholder Meeting Results	38

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico Growth Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 26.51% without sales charge.

■  The fund outperformed its benchmark, the S&P 500 Index1, and the average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Both stock selection and sector positioning figured into the fund's strong returns.

Portfolio Management

Thomas F. Marsico has managed the fund since 1997 and is Chief Executive Officer of Marsico Capital Management, LLC ("MCM"), investment subadviser to the fund. In 2010, A. Douglas Rao and Coralie Witter joined Thomas F. Marsico as co-managers of the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained MCM to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, MCM makes the investment decisions and manages all or a portion of the fund. MCM is an investment adviser registered with the Securities and Exchange Commission. MCM is not affiliated with the Investment Manager.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization U.S. stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+26.51%

Class A shares (without sales charges)

+22.57%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Marsico Growth Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed,—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Marsico Growth Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	13,586	12,803
Class B	12,606	12,606
Class C	12,609	12,609
Class I	n/a	n/a
Class R	13,389	n/a
Class W	n/a	n/a
Class Z	13,927	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	W	Z
Inception	12/31/97		12/31/97		12/31/97		09/27/10	01/23/06	09/27/10	12/31/97
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	26.51	19.25	25.55	20.55	25.58	24.58	n/a	26.14	n/a	26.81
5-year	2.07	0.88	1.31	0.93	1.32	1.32	n/a	1.79	n/a	2.33
10-year/Life	3.11	2.50	2.34	2.34	2.35	2.35	18.05	2.96	17.91	3.37

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees and Class W shares are sold at net asset value with service (Rule 12b-1) fees. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class W shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. These returns have not been restated to reflect any differences in expenses between Class A shares and Class R shares. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Marsico Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,317.80		1,018.40	7.41		6.46	1.29
Class B	1,000.00	1,000.00	1,312.70		1,014.68	11.70		10.19	2.04
Class C	1,000.00	1,000.00	1,313.00		1,014.68	11.70		10.19	2.04
Class I	1,000.00	1,000.00	1,042.60	*	1,020.43	3.79	*	4.41	0.88
Class R	1,000.00	1,000.00	1,316.20		1,017.16	8.84		7.70	1.54
Class W	1,000.00	1,000.00	1,042.30	*	1,018.45	5.51	*	6.41	1.28
Class Z	1,000.00	1,000.00	1,320.00		1,019.64	5.98		5.21	1.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class W shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	21.19
Class B	19.31
Class C	19.34
Class I	21.55
Class R	20.94
Class W	21.20
Class Z	21.57

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class I	0.04
Class Z	0.01

Top 5 sectors

as of 02/28/11 (%)

Consumer Discretionary	24.3
Information Technology	19.2
Materials	16.7
Financials	14.6
Industrials	13.6

Top 5 sectors are calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 26.51% without sales charge. The fund's benchmark, the S&P 500 Index, returned 22.57%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification, was 24.46%. Stock selection in information technology was notably strong, while both stock selection and sector weights in consumer discretionary, materials and consumer staples sectors had a positive impact on performance. By contrast, the fund lost some ground relative to the index in energy. It was underweight relative to the index and its holdings underperformed energy holdings in the index.

Favorable stock selection, sector positioning

Stock selection in the information technology and consumer discretionary sectors was especially strong. Both Chinese Internet services provider Baidu (3.3% of net assets) and Apple Computer (5.5% of net assets and the fund's largest holding), maker of the iPad and iPod, appreciated significantly during the period. Within consumer discretionary, Internet retailers priceline.com (2.7% of net assets) and Amazon.com (3.7% of net assets) posted strong price gains. Casino resort operator Wynn Resorts' (2.2% of net assets) stock price soared during the period. The fund had more exposure than the index to consumer discretionary and materials sectors, which benefited performance because the two were strong performers within the index. Agricultural product firm Monsanto (3.3% of net assets) led performance among the fund's materials holdings.

We did well to underweight health care and consumer staples stocks, which were the weakest performers within the index. Plus, the fund's largest consumer staples holding, Estée Lauder (1.3% of net assets), a leader in skin care and cosmetics products, posted a solid return.

Energy positioning, financials stock selection detracted from returns

The fund lost some ground in the energy sector, which was the strongest performer in the S&P 500 Index. The fund had less exposure than the index to energy and stock selection within the sector also hurt results. Offshore driller Transocean and exploration and production firm Southwestern Energy both dropped sharply prior to being sold from the portfolio. Transocean was sold from the fund shortly after the late-April 2010 Gulf of Mexico oil spill. The fund's holdings in the financials sector generated a positive return, in aggregate, during the period. However, an emphasis on the weak-performing bank industry resulted in gains that lagged the financials in the index.

Portfolio changes

During the period, the fund sold its health care holdings, which we believe struggled due to the overhang of U.S. health care reform initiatives. The fund also reduced its exposure to the information technology sector. The fund increased its investments in the consumer discretionary, materials and industrials sectors. At the end of the period, consumer discretionary, information technology, materials, financials and industrials sectors were the fund's largest areas of emphasis. The fund had no investments in the health care, utilities or telecommunication services sectors.

6

Portfolio Managers' Report (continued) – Columbia Marsico Growth Fund

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 10 holdings

as of 02/28/11 (%)

Apple, Inc.	5.5
Dow Chemical Co.	4.8
Oracle Corp.	4.0
Union Pacific Corp.	3.8
NIKE, Inc.	3.7
Amazon.com, Inc.	3.7
U.S. Bancorp	3.5
Praxair, Inc.	3.4
Baidu, Inc.	3.3
Monsanto Co.	3.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico Growth Fund

February 28, 2011

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 24.3%
Hotels, Restaurants & Leisure – 6.5%
McDonald's Corp.	715,187	54,125,352
Starbucks Corp.	1,398,365	46,118,078
Wynn Resorts Ltd.	637,154	78,325,341
Yum! Brands, Inc.	1,015,327	51,101,408
Hotels, Restaurants & Leisure Total		229,670,179
Internet & Catalog Retail – 6.4%
Amazon.com, Inc. (a)	752,621	130,421,693
priceline.com, Inc. (a)	213,238	96,784,464
Internet & Catalog Retail Total		227,206,157
Media – 1.3%
Time Warner, Inc.	1,175,794	44,915,331
Media Total		44,915,331
Multiline Retail – 1.0%
Nordstrom, Inc.	819,209	37,077,399
Multiline Retail Total		37,077,399
Specialty Retail – 4.1%
Tiffany & Co.	1,150,272	70,799,242
TJX Companies, Inc.	1,522,511	75,927,623
Specialty Retail Total		146,726,865
Textiles, Apparel & Luxury Goods – 5.0%
Cie Financiere Richemont SA, ADR	7,716,248	43,751,126
NIKE, Inc., Class B	1,485,845	132,284,780
Textiles, Apparel & Luxury Goods Total		176,035,906
Consumer Discretionary Total		861,631,837
Consumer Staples – 2.2%
Food Products – 0.9%
Mead Johnson Nutrition Co., Class A	495,224	29,639,157
Food Products Total		29,639,157
Personal Products – 1.3%
Estée Lauder Companies, Inc., Class A	492,825	46,527,608
Personal Products Total		46,527,608
Consumer Staples Total		76,166,765
Energy – 7.3%
Energy Equipment & Services – 2.0%
Halliburton Co.	1,551,181	72,812,436
Energy Equipment & Services Total		72,812,436

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.3%
Anadarko Petroleum Corp.	1,310,162	107,210,557
EOG Resources, Inc.	713,793	80,166,092
Oil, Gas & Consumable Fuels Total		187,376,649
Energy Total		260,189,085
Financials – 14.1%
Capital Markets – 2.8%
Goldman Sachs Group, Inc.	610,118	99,925,126
Capital Markets Total		99,925,126
Commercial Banks – 8.6%
PNC Financial Services Group, Inc.	1,348,050	83,174,685
U.S. Bancorp	4,507,787	125,000,934
Wells Fargo & Co.	2,984,301	96,273,550
Commercial Banks Total		304,449,169
Diversified Financial Services – 2.7%
Citigroup, Inc. (a)	20,349,987	95,237,939
Diversified Financial Services Total		95,237,939
Financials Total		499,612,234
Industrials – 13.6%
Aerospace & Defense – 3.6%
General Dynamics Corp.	873,318	66,476,966
Precision Castparts Corp.	438,517	62,159,785
Aerospace & Defense Total		128,636,751
Air Freight & Logistics – 0.8%
FedEx Corp.	294,348	26,497,207
Air Freight & Logistics Total		26,497,207
Electrical Equipment – 0.9%
Rockwell Automation, Inc.	354,752	31,122,393
Electrical Equipment Total		31,122,393
Machinery – 4.5%
Cummins, Inc.	455,395	46,049,542
Danaher Corp.	1,337,763	67,690,808
Eaton Corp.	428,047	47,419,047
Machinery Total		161,159,397
Road & Rail – 3.8%
Union Pacific Corp.	1,421,994	135,672,447
Road & Rail Total		135,672,447
Industrials Total		483,088,195

See Accompanying Notes to Financial Statements.

8

Columbia Marsico Growth Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 19.2%
Communications Equipment – 1.7%
Acme Packet, Inc. (a)	228,895	17,222,060
F5 Networks, Inc. (a)	367,746	43,397,705
Communications Equipment Total		60,619,765
Computers & Peripherals – 5.5%
Apple, Inc. (a)	554,959	196,017,068
Computers & Peripherals Total		196,017,068
Internet Software & Services – 3.3%
Baidu, Inc., ADR (a)	955,639	115,785,221
Internet Software & Services Total		115,785,221
Semiconductors & Semiconductor Equipment – 2.7%
Broadcom Corp., Class A	2,354,140	97,037,651
Semiconductors & Semiconductor Equipment Total		97,037,651
Software – 6.0%
Oracle Corp.	4,330,223	142,464,337
Salesforce.com, Inc. (a)	525,674	69,530,900
Software Total		211,995,237
Information Technology Total		681,454,942
Materials – 16.7%
Chemicals – 14.0%
Dow Chemical Co.	4,537,003	168,595,031
Monsanto Co.	1,604,747	115,365,262
PPG Industries, Inc.	1,035,337	91,503,084
Praxair, Inc.	1,211,721	120,420,833
Chemicals Total		495,884,210
Metals & Mining – 2.7%
BHP Billiton PLC, ADR	675,187	53,549,081
Freeport-McMoRan Copper & Gold, Inc.	837,170	44,328,152
Metals & Mining Total		97,877,233
Materials Total		593,761,443
Total Common Stocks (cost of $2,367,976,438)		3,455,904,501
Preferred Stock – 0.5%
Financials – 0.5%
Commercial Banks – 0.5%
Wells Fargo & Co., Series J, 8.000%	687,425	18,959,181
Commercial Banks Total		18,959,181
Financials Total		18,959,181
Total Preferred Stock (cost of $13,207,874)		18,959,181

Short-Term Obligation – 0.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 12/18/13, market value of $6,614,275 (repurchase proceeds $6,483,016)	6,483,000	6,483,000
Total Short-Term Obligation (cost of $6,483,000)		6,483,000
Total Investments – 98.1% (cost of $2,387,667,312) (b)		3,481,346,682
Other Assets & Liabilities, Net – 1.9%		67,939,408
Net Assets – 100.0%		3,549,286,090

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,416,289,415.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs

See Accompanying Notes to Financial Statements.

9

Columbia Marsico Growth Fund

February 28, 2011

that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,455,904,501	$—	$—	$3,455,904,501
Total Preferred Stock	18,959,181	—	—	18,959,181
Total Short-Term Obligation	—	6,483,000	—	6,483,000
Total Investments	$3,474,863,682	$6,483,000	$—	$3,481,346,682

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	24.3
Information Technology	19.2
Materials	16.7
Financials	14.6
Industrials	13.6
Energy	7.3
Consumer Staples	2.2
97.9
Short-Term Obligation	0.2
Other Assets & Liabilities, Net	1.9
100.0
Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Marsico Growth Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	2,387,667,312
	Investments, at value	3,481,346,682
	Cash	568
	Receivable for:
	Investments sold	102,975,846
	Fund shares sold	3,093,934
	Dividends	3,475,438
	Interest	16
	Prepaid expenses	11,977
	Total Assets	3,590,904,461
Liabilities	Payable for:
	Investments purchased	30,027,417
	Fund shares repurchased	6,468,987
	Investment advisory fee	1,754,405
	Administration fee	592,692
	Pricing and bookkeeping fees	12,250
	Transfer agent fee	1,755,512
	Trustees' fees	129,071
	Custody fee	20,250
	Distribution and service fees	543,161
	Chief compliance officer expenses	681
	Interest payable	1,197
	Other liabilities	312,748
	Total Liabilities	41,618,371
	Net Assets	3,549,286,090
Net Assets Consist of	Paid-in capital	3,261,868,575
	Accumulated net realized loss	(806,261,855)
	Net unrealized appreciation on investments	1,093,679,370
	Net Assets	3,549,286,090

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico Growth Fund
February 28, 2011

Class A	Net assets	$1,021,723,922
	Shares outstanding	48,216,591
	Net asset value per share	$21.19	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($21.19/0.9425)	$22.48	(b)
Class B	Net assets	$41,674,724
	Shares outstanding	2,158,227
	Net asset value and offering price per share	$19.31	(a)
Class C	Net assets	$390,384,189
	Shares outstanding	20,190,545
	Net asset value and offering price per share	$19.34	(a)
Class I (c)	Net assets	$11,201,171
	Shares outstanding	519,838
	Net asset value, offering and redemption price per share	$21.55
Class R	Net assets	$20,548,379
	Shares outstanding	981,186
	Net asset value, offering and redemption price per share	$20.94
Class W (c)	Net assets	$2,948
	Shares outstanding	139
	Net asset value, offering and redemption price per share	$21.20	(d)
Class Z	Net assets	$2,063,750,757
	Shares outstanding	95,686,275
	Net asset value, offering and redemption price per share	$21.57

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class W shares commenced operations on September 27, 2010.

(d)  Net asset value rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Marsico Growth Fund
For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	43,536,721
	Interest	88,552
	Foreign taxes withheld	(7,340)
	Total Investment Income	43,617,933
Expenses	Investment advisory fee	21,885,925
	Administration fee	7,365,006
	Distribution fee:
	Class B	323,409
	Class C	2,849,822
	Class R	82,605
	Service fee:
	Class B	107,803
	Class C	950,613
	Class W	3
	Distribution and service fees:
	Class A	2,839,695
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class W and Class Z	5,649,716
	Pricing and bookkeeping fees	143,829
	Trustees' fees	76,260
	Custody fee	86,966
	Chief compliance officer expenses	4,182
	Other expenses	754,144
	Expenses before interest expense	43,119,978
	Interest expense	16,833
	Total Expenses	43,136,811
	Expense reductions	(311)
	Net Expenses	43,136,500
	Net Investment Income	481,433
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	472,052,740
	Net change in unrealized appreciation (depreciation) on investments	316,671,986
	Net Gain	788,724,726
	Net Increase Resulting from Operations	789,206,159

(a)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Marsico Growth Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)	2010 ($)
Operations	Net investment income	481,433	8,969,420
	Net realized gain on investments and foreign currency transactions	472,052,740	178,899,702
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	316,671,986	1,246,696,651
	Net increase resulting from operations	789,206,159	1,434,565,773
Distributions to Shareholders	From net investment income:
	Class A	—	(9,183,116)
	Class B	—	(165,504)
	Class C	—	(1,414,974)
	Class I	(5)	—
	Class R	—	(45,116)
	Class Z	(1,185,515)	(12,584,369)
	Total distributions to shareholders	(1,185,520)	(23,393,079)
	Net Capital Stock Transactions	(946,407,700)	(855,162,658)
	Increase from Regulatory Settlements	22,206	47,849
	Total increase (decrease) in net assets	(158,364,855)	556,057,885
Net Assets	Beginning of period	3,707,650,945	3,151,593,060
	End of period	3,549,286,090	3,707,650,945
	Undistributed net investment income at end of period	—	42,623

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico Growth Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,317,114	152,607,078	19,904,226	284,838,934
Distributions reinvested	—	—	555,844	8,087,394
Redemptions	(53,801,705)	(945,181,516)	(49,221,870)	(727,565,635)
Net decrease	(45,484,591)	(792,574,438)	(28,761,800)	(434,639,307)
Class B
Subscriptions	40,027	690,242	110,169	1,410,963
Distributions reinvested	—	—	7,721	98,133
Redemptions	(992,338)	(16,524,125)	(1,267,043)	(17,214,886)
Net decrease	(952,311)	(15,833,883)	(1,149,153)	(15,705,790)
Class C
Subscriptions	1,011,381	17,351,175	1,673,393	22,559,211
Distributions reinvested	—	—	46,697	594,444
Redemptions	(6,731,226)	(112,137,465)	(12,599,011)	(170,768,424)
Net decrease	(5,719,845)	(94,786,290)	(10,878,921)	(147,614,769)
Class I (a)(b)
Subscriptions	644,301	13,156,499	—	—
Redemptions	(124,463)	(2,621,750)	—	—
Net increase	519,838	10,534,749	—	—
Class R
Subscriptions	376,788	7,024,980	340,705	5,053,932
Distributions reinvested	—	—	2,928	40,021
Redemptions	(290,095)	(5,277,968)	(336,780)	(4,977,250)
Net increase	86,693	1,747,012	6,853	116,703
Class W (a)(b)
Subscriptions	147	2,650	—	—
Redemptions	(8)	(153)	—	—
Net increase	139	2,497	—	—
Class Z
Subscriptions	30,141,519	555,508,512	27,111,329	411,640,488
Distributions reinvested	39,761	809,020	481,886	7,396,682
Redemptions	(32,963,943)	(611,814,879)	(45,044,453)	(676,356,665)
Net decrease	(2,782,663)	(55,497,347)	(17,451,238)	(257,319,495)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class A Shares	2011		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$16.75		$11.30		$20.26		$20.22		$19.53		$17.04
Income from Investment Operations:
Net investment income (loss) (e)	(0.01)		0.03		0.06		0.06		—	(f)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	4.45		5.50		(9.01)		(0.01)		0.69		2.52
Total from investment operations	4.44		5.53		(8.95)		0.05		0.69		2.49
Less Distributions to Shareholders:
From net investment income	—		(0.08)		(0.01)		(0.01)		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$21.19		$16.75		$11.30		$20.26		$20.22		$19.53
Total return (g)	26.51%		49.09	%(h)	(44.21	)%(h)	0.24	%(h)(i)	3.53	%(h)	14.61	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.30	%(j)	1.28	%(j)	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%
Interest expense	—	%(l)	—	%(l)	—		—		—		—
Net expenses	1.30	%(j)	1.28	%(j)	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)
Net investment income (loss)	(0.05	)%(j)	0.23	%(j)	0.36	%(j)	0.29	%(j)(k)	0.01	%(j)	(0.15)%
Portfolio turnover rate	67%		69%		21	%(i)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(i)	58	%(i)	42%		62%
Net assets, end of period (000s)	$1,021,724		$1,569,860		$1,383,438		$3,024,016		$2,864,153		$1,956,822

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class B Shares	2011		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$15.38		$10.42		$18.83		$18.92		$18.40		$16.18
Income from Investment Operations:
Net investment loss (e)	(0.13)		(0.07)		(0.06)		(0.09)		(0.13)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	4.06		5.07		(8.35)		—	(f)	0.65		2.37
Total from investment operations	3.93		5.00		(8.41)		(0.09)		0.52		2.22
Less Distributions to Shareholders:
From net investment income	—		(0.04)		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$19.31		$15.38		$10.42		$18.83		$18.92		$18.40
Total return (g)	25.55%		48.10	%(h)	(44.66	)%(h)	(0.48	)%(h)(i)	2.83	%(h)	13.72	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.05	%(j)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%
Interest expense	—	%(l)	—	%(l)	—		—		—		—
Net expenses	2.05	%(j)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)
Net investment loss	(0.78	)%(j)	(0.52	)%(j)	(0.39	)%(j)	(0.46	)%(j)(k)	(0.71	)%(j)	(0.85)%
Portfolio turnover rate	67%		69%		21	%(i)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(i)	58	%(i)	42%		62%
Net assets, end of period (000s)	$41,675		$47,847		$44,407		$118,307		$156,923		$198,749

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class C Shares	2011		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$15.40		$10.44		$18.86		$18.94		$18.43		$16.20
Income from Investment Operations:
Net investment loss (e)	(0.13)		(0.07)		(0.06)		(0.08)		(0.13)		(0.15)
Net realized and unrealized gain (loss) on investments and foregin currency	4.07		5.07		(8.36)		—	(f)	0.64		2.38
Total from investment operations	3.94		5.00		(8.42)		(0.08)		0.51		2.23
Less Distributions to Shareholders:
From net investment income	—		(0.04)		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$19.34		$15.40		$10.44		$18.86		$18.94		$18.43
Total return (g)	25.58%		48.00	%(h)	(44.64	)%(h)	(0.42	)%(h)(i)	2.77	%(h)	13.77	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.05	%(j)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%
Interest expense	—	%(l)	—	%(l)	—		—		—		—
Net expenses	2.05	%(j)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)
Net investment loss	(0.78	)%(j)	(0.52	)%(j)	(0.39	)%(j)	(0.46	)%(j)(k)	(0.74	)%(j)	(0.89)%
Portfolio turnover rate	67%		69%		21	%(i)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(i)	58	%(i)	42%		62%
Net assets, end of period (000s)	$390,384		$399,082		$384,025		$891,076		$832,852		$679,735

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$18.29
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments and foreign currency	3.29
Total from investment operations	3.30
Less Distributions to Shareholders:
From net investment income	(0.04)
Net Asset Value, End of Period	$21.55
Total return (c)(d)	18.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.88%
Interest expense (f)(g)	—%
Net expenses (e)(f)	0.88%
Net investment income (e)(f)	0.06%
Portfolio turnover rate (d)	67%
Net assets, end of period (000s)	$11,201

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Period Ended Year Ended February 28,						Year Ended February 29,		Period Ended March 31,		March 31,
Class R Shares	2011		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$16.60		$11.20		$20.13		$20.14		$19.49		$18.89
Income from Investment Operations:
Net investment income (loss) (e)	(0.05)		—	(f)	0.02		0.01		(0.08)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	4.39		5.45		(8.95)		(0.02)		0.73		0.61
Total from investment operations	4.34		5.45		(8.93)		(0.01)		0.65		0.60
Less Distributions to Shareholders:
From net investment income	—		(0.05)		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$20.94		$16.60		$11.20		$20.13		$20.14		$19.49
Total return (g)	26.14%		48.79	%(h)	(44.36	)%(h)	(0.05	)%(h)(i)	3.34	%(h)	3.18	%(h)(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.55	%(j)	1.53	%(j)	1.49	%(j)	1.45	%(j)(k)	1.47	%(j)	1.54	%(k)
Interest expense	—	%(l)	—	%(l)	—		—		—		—
Net expenses	1.55	%(j)	1.53	%(j)	1.49	%(j)	1.45	%(j)(k)	1.47	%(j)	1.54	%(k)
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.07	%(k)(m)
Net investment income (loss)	(0.27	)%(j)	(0.02	)%(j)	0.15	%(j)	0.06	%(j)(k)	(0.42	)%(j)	(0.35	)%(k)
Portfolio turnover rate	67%		69%		21	%(i)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(i)	58	%(i)	42%		62	%(i)
Net assets, end of period (000s)	$20,548		$14,848		$9,941		$11,860		$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  Class R shares commenced operations on January 23, 2006.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$17.98
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments and foreign currency	3.21
Total from investment operations	3.22
Less Distributions to Shareholders:
From net investment income	—
Net Asset Value, End of Period	$21.20
Total return (c)(d)	17.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	1.28%
Interest expense (f)(g)	—%
Net expenses (e)(f)	1.28%
Net investment income (e)(f)	0.17%
Portfolio turnover rate (d)	67%
Net assets, end of period (000s)	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,								Period Ended February 29,		Year Ended March 31,
Class Z Shares	2011		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$17.02		$11.47		$20.63		$20.58		$19.82		$17.25
Income from Investment Operations:
Net investment income (e)	0.04		0.07		0.11		0.11		0.05		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.52		5.60		(9.17)		(0.01)		0.71		2.55
Total from investment operations	4.56		5.67		(9.06)		0.10		0.76		2.57
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.12)		(0.10)		(0.05)		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$21.57		$17.02		$11.47		$20.63		$20.58		$19.82
Total return (g)	26.81%		49.55	%(h)	(44.09	)%(h)	0.46	%(h)(i)	3.83	%(h)	14.90	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.05	%(j)	1.03	%(j)	0.99	%(j)	0.95	%(j)(k)	0.97	%(j)	0.96%
Interest expense	—	%(l)	—	%(l)	—		—		—		—
Net expenses	1.05	%(j)	1.03	%(j)	0.99	%(j)	0.95	%(j)(k)	0.97	%(j)	0.96%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)
Net investment income	0.24	%(j)	0.48	%(j)	0.63	%(j)	0.54	%(j)(k)	0.25	%(j)	0.11%
Portfolio turnover rate	67%		69%		21	%(i)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(i)	58	%(i)	42%		62%
Net assets, end of period (000s)	$2,063,751		$1,676,013		$1,329,782		$2,335,800		$2,044,397		$1,446,667

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Marsico Growth Fund
February 28, 2011

Note 1. Organization

Columbia Marsico Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $12,703,477 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

23

Columbia Marsico Growth Fund, February 28, 2011

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

24

Columbia Marsico Growth Fund, February 28, 2011

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Fee note below). The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.64% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45%

25

Columbia Marsico Growth Fund, February 28, 2011

represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Average Daily Net Assets*	Management Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Columbia waived a portion of the Fund's management fees at the same rates.

For the year ended February 28, 2011, no management fees were waived for the Fund.

Subadvisory Fee

Marsico has been retained by the Investment Manager to serve as the investment subadviser to the Fund. As the subadviser, and subject to the oversight of the Investment Manager and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The Investment Manager, from the management fee it receives, pays Marsico a monthly subadvisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, assets are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

26

Columbia Marsico Growth Fund, February 28, 2011

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class' average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class W	Class Z
0.16%	0.16%	0.16%	0.16%	0.15%	0.16%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $43,661 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $728, $77,871 and $8,561, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B, Class C and Class W shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%
Class W Shareholder Servicing Plan	0.25%	0.25%[1]
Class W Distribution Plan	0.00%	0.25%[1]

1  The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the

27

Columbia Marsico Growth Fund, February 28, 2011

service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.45%, 2.20%, 2.20%, 1.07%, 1.70%, 1.45% and 1.20% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.20% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $48,079.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $311 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $2,233,659,953 and $3,113,817,547, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2011, and the year ended February 28, 2010, the Fund received payments totaling $22,206 and $47,849, respectively, resulting from certain regulatory settlements in which the Fund had participated during the respective periods. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

28

Columbia Marsico Growth Fund, February 28, 2011

Note 7. Shareholder Concentration

As of February 28, 2011, three shareholder accounts owned 40.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $9,858,974 at a weighted average interest rate of 1.53%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for excess distributions and proceeds from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$661,464	$—	$(661,464)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$1,185,520	$23,393,079

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$1,065,057,267

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,072,924,150
Unrealized depreciation	(7,866,883)
Net unrealized appreciation	$1,065,057,267

29

Columbia Marsico Growth Fund, February 28, 2011

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$454,728,024
2018	322,911,728
$777,639,752

Capital loss carryforwards of $461,205,675 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

30

Columbia Marsico Growth Fund, February 28, 2011

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Marsico Growth Fund

For non-corporate shareholders, 46.08% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

46.08% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

38

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico Growth Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1246 A (04/11)

Columbia Marsico Focused Equities Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Shareholder Meeting Results	36

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico Focused Equities Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 23.91% without sales charge.

■  The fund's return was higher than the return of its benchmark, the S&P 500 Index1 and the average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Stock selection in the information technology, consumer discretionary, industrials and consumer staples sectors was strong. Sector positioning also aided performance within consumer discretionary, industrials and consumer staples sectors.

Portfolio Management

Thomas F. Marsico has managed the fund since 1997 and is Chief Investment Officer of Marsico Capital Management, LLC ("MCM"), investment subadviser to the fund. In 2010, A. Douglas Rao and Coralie Witter joined Thomas F. Marsico as co-managers of the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained MCM to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, MCM makes the investment decisions and manages all or a portion of the fund. MCM is an investment adviser registered with the Securities and Exchange Commission. MCM is not affiliated with the Investment Manager.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+23.91%

Class A shares (without sales charge)

+22.57%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Marsico Focused Equities Fund

Summary

For the 12-month period that ended February 28, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed,—a key measure of the health of the manufacturing sector—continued to inch higher.

2

Economic Update (continued) – Columbia Marsico Focused Equities Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because this inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	14,635	13,790
Class B	13,585	13,585
Class C	13,585	13,585
Class I	n/a	n/a
Class Z	15,009	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	Z
Inception	12/31/97		12/31/97		12/31/97		09/27/10	12/31/97
Sales charge	without	with	without	with	without	with	without	without
1-year	23.91	16.77	23.02	18.02	23.00	22.00	n/a	24.23
5-year	2.81	1.60	2.05	1.67	2.05	2.05	n/a	3.08
10-year/Life	3.88	3.27	3.11	3.11	3.11	3.11	17.09	4.14

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,309.40		1,018.45	7.33		6.41	1.28
Class B	1,000.00	1,000.00	1,305.00		1,014.73	11.60		10.14	2.03
Class C	1,000.00	1,000.00	1,305.30		1,014.73	11.60		10.14	2.03
Class I	1,000.00	1,000.00	1,036.20	*	1,020.38	3.82	*	4.46	0.89
Class Z	1,000.00	1,000.00	1,311.30		1,019.69	5.90		5.16	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	23.53
Class B	21.48
Class C	21.55
Class I	24.04
Class Z	24.05

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class I	0.07
Class Z	0.04

Top 5 sectors

as of 02/28/11 (%)

Information Technology	17.8
Industrials	17.3
Financials	16.6
Consumer Discretionary	16.3
Materials	13.4

Top 5 sectors are calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 23.91% without sales charge. The fund's benchmark, the S&P 500 Index, returned 22.57%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification, was 22.79%. Stock selection and sector allocation benefited performance across a range of sectors but detracted from overall results in the energy sector.

Stock selection and positioning in strong sectors a plus

Stock selection in information technology, consumer discretionary and industrials was strong. In the technology sector, both Chinese Internet services provider Baidu (4.8% of net assets) and Apple Computer (6.5% of net assets and the fund's largest holding), maker of the iPad and iPod, appreciated significantly during the period. In consumer discretionary, Internet retailers priceline.com (2.7% of net assets) and Amazon.com (4.5% of net assets) both posted strong returns. Casino resort operator Wynn Resorts (3.1% of net assets) appreciated sharply. The fund's industrial holdings were led by power management company Eaton (4.9% of net assets) and railroad operator Union Pacific (5.0% of net assets). The fund also benefited from an overweight relative to the index in the consumer discretionary, industrials and materials sectors, which were strong performers during the period. Underweight allocations in health care and consumer staples aided fund performance, as these sectors were the weakest.

Energy detracted from results

Energy was the strongest performing sector within the S&P 500 during the period. As a result, the fund's underweight in the sector had a negative impact on returns. In addition, offshore driller Transocean and exploration and production firm Southwestern Energy both dropped sharply prior to being sold from the portfolio. Financial holdings generated a positive return during the period, but the fund's holdings in the sector trailed financials within the index. In particular, stock selection in the bank industry was a drag on performance.

Portfolio structuring

During the period, the fund sold its health care holdings, which we believe struggled due to the overhang of U.S. health care reform initiatives. The fund also reduced its exposure to the information technology and financials sectors while increasing its investments in the consumer discretionary, industrials, energy and materials sectors. At the end of the period, information technology, industrials, financials, consumer discretionary and materials were the fund's areas of emphasis. The fund ended the period with no exposure to health care, utilities or telecommunication services.

6

Portfolio Managers' Report (continued) – Columbia Marsico Focused Equities Fund

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 10 holdings

as of 02/28/11 (%)

Apple, Inc.	6.5
Union Pacific Corp.	5.0
Eaton Corp.	4.9
Baidu, Inc.	4.8
Dow Chemical Co.	4.7
Amazon.com, Inc.	4.5
Oracle Corp.	4.4
Monsanto Co.	4.1
U.S. Bancorp	3.9
NIKE, Inc.	3.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico Focused Equities Fund

February 28, 2011

Common Stocks – 93.6%
	Shares	Value ($)
Consumer Discretionary – 16.3%
Hotels, Restaurants & Leisure – 3.6%
Starbucks Corp.	448,688	14,797,730
Wynn Resorts Ltd.	708,843	87,138,070
Hotels, Restaurants & Leisure Total		101,935,800
Internet & Catalog Retail – 7.2%
Amazon.com, Inc. (a)	738,788	128,024,573
priceline.com, Inc. (a)	171,911	78,026,965
Internet & Catalog Retail Total		206,051,538
Multiline Retail – 1.8%
Nordstrom, Inc.	1,105,434	50,031,943
Multiline Retail Total		50,031,943
Textiles, Apparel & Luxury Goods – 3.7%
NIKE, Inc., Class B	1,183,294	105,348,665
Textiles, Apparel & Luxury Goods Total		105,348,665
Consumer Discretionary Total		463,367,946
Consumer Staples – 2.8%
Food Products – 2.8%
Mead Johnson Nutrition Co., Class A	1,357,750	81,261,337
Food Products Total		81,261,337
Consumer Staples Total		81,261,337
Energy – 9.4%
Energy Equipment & Services – 3.6%
Halliburton Co.	2,170,572	101,886,650
Energy Equipment & Services Total		101,886,650
Oil, Gas & Consumable Fuels – 5.8%
Anadarko Petroleum Corp.	1,060,634	86,791,680
EOG Resources, Inc.	334,333	37,548,939
Kinder Morgan, Inc. (a)	1,355,973	41,357,177
Oil, Gas & Consumable Fuels Total		165,697,796
Energy Total		267,584,446
Financials – 16.6%
Capital Markets – 3.1%
Goldman Sachs Group, Inc.	542,933	88,921,567
Capital Markets Total		88,921,567

	Shares	Value ($)
Commercial Banks – 9.2%
PNC Financial Services Group, Inc.	914,361	56,416,074
U.S. Bancorp	4,025,031	111,614,110
Wells Fargo & Co.	2,911,420	93,922,409
Commercial Banks Total		261,952,593
Consumer Finance – 1.6%
American Express Co.	1,026,860	44,740,290
Consumer Finance Total		44,740,290
Diversified Financial Services – 2.7%
Citigroup, Inc. (a)	16,534,746	77,382,611
Diversified Financial Services Total		77,382,611
Financials Total		472,997,061
Industrials – 17.3%
Aerospace & Defense – 5.4%
General Dynamics Corp.	824,822	62,785,451
Goodrich Corp.	1,045,206	90,128,113
Aerospace & Defense Total		152,913,564
Machinery – 6.9%
Cummins, Inc.	550,773	55,694,166
Eaton Corp.	1,266,734	140,328,792
Machinery Total		196,022,958
Road & Rail – 5.0%
Union Pacific Corp.	1,505,113	143,602,831
Road & Rail Total		143,602,831
Industrials Total		492,539,353
Information Technology – 17.8%
Computers & Peripherals – 6.5%
Apple, Inc. (a)	525,645	185,663,070
Computers & Peripherals Total		185,663,070
Internet Software & Services – 4.8%
Baidu, Inc., ADR (a)	1,124,612	136,257,990
Internet Software & Services Total		136,257,990
Software – 6.5%
Oracle Corp.	3,802,366	125,097,842
Salesforce.com, Inc. (a)	461,004	60,976,999
Software Total		186,074,841
Information Technology Total		507,995,901

See Accompanying Notes to Financial Statements.

8

Columbia Marsico Focused Equities Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Materials – 13.4%
Chemicals – 8.8%
Dow Chemical Co.	3,631,023	134,928,815
Monsanto Co.	1,615,913	116,167,985
Chemicals Total		251,096,800
Metals & Mining – 4.6%
BHP Billiton PLC, ADR	718,848	57,011,835
Freeport-McMoRan Copper & Gold, Inc.	1,376,804	72,901,772
Metals & Mining Total		129,913,607
Materials Total		381,010,407
Total Common Stocks (cost of $1,855,119,655)		2,666,756,451
	Par ($)
Short-Term Obligation – 5.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $160,655,438 (repurchase proceeds $157,503,394)	157,503,000	157,503,000
Total Short-Term Obligation (cost of $157,503,000)		157,503,000
Total Investments – 99.1% (cost of $2,012,622,655) (b)		2,824,259,451
Other Assets & Liabilities, Net – 0.9%		25,859,288
Net Assets – 100.0%		2,850,118,739

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,046,749,668.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,666,756,451	$—	$—	$2,666,756,451
Total Short-Term Obligation	—	157,503,000	—	157,503,000
Total Investments	$2,666,756,451	$157,503,000	$—	$2,824,259,451

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

9

Columbia Marsico Focused Equities Fund

February 28, 2011

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	17.8
Industrials	17.3
Financials	16.6
Consumer Discretionary	16.3
Materials	13.4
Energy	9.4
Consumer Staples	2.8
93.6
Short-Term Obligation	5.5
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Marsico Focused Equities Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	2,012,622,655
	Investments, at value	2,824,259,451
	Cash	407
	Receivable for:
	Investments sold	46,854,382
	Fund shares sold	5,028,894
	Dividends	1,581,474
	Interest	394
	Prepaid expenses	10,974
	Total Assets	2,877,735,976
Liabilities	Payable for:
	Investments purchased	19,783,905
	Fund shares repurchased	3,567,700
	Investment advisory fee	1,435,523
	Administration fee	472,501
	Pricing and bookkeeping fees	12,268
	Transfer agent fee	1,452,014
	Trustees' fees	78,668
	Custody fee	20,146
	Distribution and service fees	538,945
	Chief compliance officer expenses	524
	Other liabilities	255,043
	Total Liabilities	27,617,237
	Net Assets	2,850,118,739
Net Assets Consist of	Paid-in capital	2,190,758,316
	Accumulated net realized loss	(152,276,373)
	Net unrealized appreciation (depreciation) on investments	811,636,796
	Net Assets	2,850,118,739

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico Focused Equities Fund
February 28, 2011

Class A	Net assets	$1,370,198,602
	Shares outstanding	58,226,152
	Net asset value per share	$23.53	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($23.53/0.9425)	$24.97	(b)
Class B	Net assets	$45,195,541
	Shares outstanding	2,103,978
	Net asset value and offering price per share	$21.48	(a)
Class C	Net assets	$304,857,006
	Shares outstanding	14,147,890
	Net asset value and offering price per share	$21.55	(a)
Class I (c)	Net assets	$28,852,167
	Shares outstanding	1,200,132
	Net asset value, offering and redemption price per share	$24.04
Class Z	Net assets	$1,101,015,423
	Shares outstanding	45,779,982
	Net asset value, offering and redemption price per share	$24.05

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Marsico Focused Equities Fund
For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	37,286,599
	Interest	83,311
	Foreign taxes withheld	(5,744)
	Total investment income	37,364,166
Expenses	Investment advisory fee	18,531,701
	Administration fee	6,106,876
	Distribution fee:
	Class B	390,596
	Class C	2,188,856
	Service fee:
	Class B	130,194
	Class C	729,622
	Distribution and service fees:
	Class A	3,640,117
	Transfer agent fee:
	Class A, Class B, Class C and Class Z	4,562,358
	Pricing and bookkeeping fees	143,791
	Trustees' fees	68,281
	Custody fee	75,624
	Chief compliance officer expenses	3,597
	Other expenses	340,123
	Expenses before interest expense	36,911,736
	Interest expense	755
	Total Expenses	36,912,491
	Expense reductions	(4)
	Net Expenses	36,912,487
	Net Investment Income	451,679
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	355,222,371
	Foreign currency transactions	(1,186)
	Net realized gain	355,221,185
	Net change in unrealized appreciation (depreciation) on investments	234,751,445
	Net Gain	589,972,630
	Net Increase Resulting from Operations	590,424,309

(a)  Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Marsico Focused Equities Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	451,679	753,424
	Net realized gain on investments and foreign currency transactions	355,221,185	247,291,328
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	234,751,445	867,973,075
	Net increase resulting from operations	590,424,309	1,116,017,827
Distributions to Shareholders	From net investment income:
	Class A	—	(1,868,669)
	Class B	—	(15,297)
	Class C	—	(64,902)
	Class I	(7,895)	—
	Class Z	(1,790,234)	(2,647,984)
	From return of capital:
	Class A	—	(1,054,336)
	Class B	—	(8,631)
	Class C	—	(36,619)
	Class Z	—	(1,494,039)
	Total distributions to shareholders	(1,798,129)	(7,190,477)
	Net Capital Stock Transactions	(694,899,268)	(662,561,084)
	Increase from regulatory settlements	—	51,132
	Total increase (decrease) in net assets	(106,273,088)	446,317,398
Net Assets	Beginning of period	2,956,391,827	2,510,074,429
	End of period	2,850,118,739	2,956,391,827
	Undistributed net investment income at end of period	—	—

(a)  Class I shares commenced operations on September 27, 2010.

(b)  Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico Focused Equities Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	9,963,643	207,634,441	15,121,111	260,670,731
Distributions reinvested	—	—	153,240	2,523,068
Redemptions	(35,990,551)	(723,569,817)	(33,883,508)	(535,196,732)
Net decrease	(26,026,908)	(515,935,376)	(18,609,157)	(272,002,933)
Class B
Subscriptions	13,532	260,647	96,750	1,333,604
Distributions reinvested	—	—	1,189	17,007
Redemptions	(1,513,860)	(28,578,982)	(1,995,401)	(30,529,667)
Net decrease	(1,500,328)	(28,318,335)	(1,897,462)	(29,179,056)
Class C
Subscriptions	687,503	13,179,244	1,220,722	18,576,202
Distributions reinvested	—	—	3,190	45,811
Redemptions	(3,573,230)	(67,265,749)	(5,998,357)	(92,853,105)
Net decrease	(2,885,727)	(54,086,505)	(4,774,445)	(74,231,092)
Class I (a)(b)
Subscriptions	1,269,141	29,036,582	—	—
Distributions reinvested	343	7,887	—	—
Redemptions	(69,352)	(1,626,838)	—	—
Net increase	1,200,132	27,417,631	—	—
Class Z
Subscriptions	11,640,322	247,955,191	13,863,230	226,232,688
Distributions reinvested	59,617	1,370,596	157,915	2,810,577
Redemptions	(17,270,945)	(373,302,470)	(29,835,940)	(516,191,268)
Net decrease	(5,571,006)	(123,976,683)	(15,814,795)	(287,148,003)

(a)  Class I shares commenced operations on September 27, 2010.

(b)  Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$18.99		$12.76		$21.59		$21.81		$21.10		$17.67
Income from Investment Operations:
Net investment income (loss) (e)	—	(f)	0.01		0.07		0.02		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	4.54		6.25		(8.86)		0.02		0.75		3.48
Total from investment operations	4.54		6.26		(8.79)		0.04		0.71		3.43
Less Distributions to Shareholders:
From net investment income	—		(0.02)		(0.04)		—		—		—
From net realized gains	—		—		—		(0.26)		—		—
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	—		(0.03)		(0.04)		(0.26)		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$23.53		$18.99		$12.76		$21.59		$21.81		$21.10
Total return (g)	23.91%		49.12	%(h)	(40.73	)%(h)	0.00	%(h)(i)	3.36	%(h)	19.41	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.30%		1.30%		1.26%		1.22	%(k)	1.24%		1.22%
Interest expense	—	%(l)	—	%(l)	—		—	%(k)(l)	—		—
Net expenses (j)	1.30%		1.30%		1.26%		1.22	%(k)	1.24%		1.22%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)
Net investment income (loss) (j)	0.01%		0.03%		0.37%		0.11	%(k)	(0.19)%		(0.27)%
Portfolio turnover rate	77%		77%		85%		—	%(i)(l)(n)	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(i)	52%		71%
Net assets, end of period (000s)	$1,370,199		$1,599,661		$1,312,382		$2,524,540		$2,488,288		$2,061,076

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$17.46		$11.80		$20.07		$20.42		$19.91		$16.80
Income from Investment Operations:
Net investment loss (e)	(0.14)		(0.11)		(0.07)		(0.13)		(0.17)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	4.16		5.77		(8.20)		0.04		0.68		3.29
Total from investment operations	4.02		5.66		(8.27)		(0.09)		0.51		3.11
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.26)		—		—
From return of capital	—		—	(f)	—		—		—		—
Total distributions to shareholders	—		—	(f)	—		(0.26)		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$21.48		$17.46		$11.80		$20.07		$20.42		$19.91
Total return (g)	23.02%		48.02	%(h)	(41.21	)%(h)	(0.64	)%(h)(i)	2.56	%(h)	18.51	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.05%		2.05%		2.01%		1.97	%(k)	1.99%		1.97%
Interest expense	—	%(l)	—	%(l)	—		—	%(k)(l)	—		—
Net expenses (j)	2.05%		2.05%		2.01%		1.97	%(k)	1.99%		1.97%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)
Net investment loss (j)	(0.74)%		(0.72)%		(0.40)%		(0.67	)%(k)	(0.85)%		(1.01)%
Portfolio turnover rate	77%		77%		85%		—	%(i)(l)(n)	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(i)	52%		71%
Net assets, end of period (000s)	$45,196		$62,935		$64,937		$196,114		$348,836		$509,933

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$17.52		$11.84		$20.13		$20.49		$19.97		$16.85
Income from Investment Operations:
Net investment loss (e)	(0.14)		(0.11)		(0.07)		(0.15)		(0.18)		(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	4.17		5.79		(8.22)		0.05		0.70		3.31
Total from investment operations	4.03		5.68		(8.29)		(0.10)		0.52		3.12
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.26)		—		—
From return of capital	—		—	(f)	—		—		—		—
Total distributions to shareholders	—		—	(f)	—		(0.26)		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$21.55		$17.52		$11.84		$20.13		$20.49		$19.97
Total return (g)	23.00%		48.02	%(h)	(41.18	)%(h)	(0.69	)%(h)(i)	2.60	%(h)	18.52	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.05%		2.05%		2.01%		1.97	%(k)	1.99%		1.97%
Interest expense	—	%(l)	—	%(l)	—		—	%(k)(l)	—		—
Net expenses (j)	2.05%		2.05%		2.01%		1.97	%(k)	1.99%		1.97%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)
Net investment loss (j)	(0.73)%		(0.72)%		(0.38)%		(0.74	)%(k)	(0.92)%		(1.01)%
Portfolio turnover rate	77%		77%		85%		—	%(i)(l)(n)	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(i)	52%		71%
Net assets, end of period (000s)	$304,857		$298,344		$258,191		$522,644		$582,805		$532,250

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$20.59
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized gain on investments and foreign currency	3.52
Total from investment operations	3.52
Less Distributions to Shareholders:
From net investment income	(0.07)
Net Asset Value, End of Period	$24.04
Total return (d)(e)	17.09%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.89%
Net investment income (f)(g)(h)	—%
Portfolio turnover rate (e)	77%
Net assets, end of period (000s)	$28,852

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$19.39		$13.02		$22.06		$22.22		$21.45		$17.92
Income from Investment Operations:
Net investment income (loss) (e)	0.06		0.05		0.13		0.09		0.01		—	(f)
Net realized and unrealized gain (loss) on investments and foreign currency	4.64		6.39		(9.07)		0.01		0.76		3.53
Total from investment operations	4.70		6.44		(8.94)		0.10		0.77		3.53
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.05)		(0.10)		—		—		—
From net realized gains	—		—		—		(0.26)		—		—
From return of capital	—		(0.02)		—		—		—		—
Total distributions to shareholders	(0.04)		(0.07)		(0.10)		(0.26)		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$24.05		$19.39		$13.02		$22.06		$22.22		$21.45
Total return (g)	24.23%		49.53	%(h)	(40.60	)%(h)	0.27	%(h)(i)	3.59	%(h)	19.70	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.05%		1.05%		1.01%		0.97	%(k)	0.99%		0.97%
Interest expense	—	%(l)	—	%(l)	—		—	%(k)(l)	—		—
Net expenses (j)	1.05%		1.05%		1.01%		0.97	%(k)	0.99%		0.97%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)
Net investment income (loss) (j)	0.28%		0.28%		0.65%		0.40	%(k)	0.06%		(0.01)%
Portfolio turnover rate	77%		77%		85%		—	%(i)(l)(n)	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(i)	52%		71%
Net assets, end of period (000s)	$1,101,015		$995,452		$874,565		$1,285,252		$1,247,610		$1,022,812

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Marsico Focused Equities Fund
February 28, 2011

Note 1. Organization

Columbia Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $26,069,164 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at

21

Columbia Marsico Focused Equities Fund, February 28, 2011

which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income

22

Columbia Marsico Focused Equities Fund, February 28, 2011

taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Fee note below). The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.65% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Average Daily Net Assets*	Management Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Columbia waived a portion of the Fund's management fees at the same rates.

For the year ended February 28, 2011, no management fees were waived for the Fund.

Subadvisory Fee

Marsico has been retained by the Investment Manager to serve as the investment subadviser to the Fund. As the subadviser, and subject to the oversight of the Investment Manager and the Fund's Board of

23

Columbia Marsico Focused Equities Fund, February 28, 2011

Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The Investment Manager, from the management fee it receives, pays Marsico a monthly subadvisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, assets are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of

24

Columbia Marsico Focused Equities Fund, February 28, 2011

BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class' average daily net assets was as follows:

Class A	Class B	Class C	Class Z
0.16%	0.16%	0.16%	0.16%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $30,189 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $485, $52,559 and $10,485, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.45%, 2.20%, 2.20%, 1.08% and 1.20% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.20% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

25

Columbia Marsico Focused Equities Fund, February 28, 2011

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $27,871.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $4 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $2,110,757,081 and $2,972,174,567, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $51,132 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 18.6% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,262,500 at a weighted average interest rate of 1.51%.

26

Columbia Marsico Focused Equities Fund, February 28, 2011

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,346,450	$1,185	$(1,347,635)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$1,798,129	$4,596,852
Return of Capital	—	2,593,625

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$777,509,783

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$785,665,352
Unrealized depreciation	(8,155,569)
Net unrealized appreciation	$777,509,783

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$118,149,360

Capital loss carryforwards of $320,241,953 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of

27

Columbia Marsico Focused Equities Fund, February 28, 2011

a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as non-diversified fund at all times.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

28

Columbia Marsico Focused Equities Fund, February 28, 2011

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

30

Federal Income Tax Information (Unaudited) – Columbia Marsico Focused Equities Fund

For non-corporate shareholders, 25.05% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

25.05% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

35

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Focused Equities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico Focused Equities Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1241 A (04/11)

Columbia Global Value Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Shareholder Meeting Results	35

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Global Value Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 17.30% without sales charge. The MSCI World Index (Net)1 returned 21.67% for the same period.

■  The fund underperformed its benchmark, the MSCI World Index (Net).

■  Stock selection and an overweight in the food & staples retailing industry relative to the MSCI World Index contributed to the shortfall relative to the index, as did an overweight in pharmaceutical stocks.

Portfolio Management

Columbia Funds are managed by Columbia Management Investment Advisers, LLC (CMIA). CMIA has retained Brandes Investment Partners, L.P. (Brandes) to serve as investment subadviser. As an investment subadviser, Brandes makes the investment decisions and manages all or a portion of the Fund. Brandes is an investment adviser registered with the Securities and Exchange Commission. Brandes is not affiliated with CMIA.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, Senior Research Analyst from 2003-2010, and Director of Investments since 2010. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, Research Analyst from 2005-2010, and Senior Research Analyst since 2010.

1The Morgan Stanley Capital International (MSCI) World Index (Net) tracks the performance of global stocks.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+17.30%

Class A shares (without sales charge)

+21.67%

MSCI World Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Global Value Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least, for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a broad gauge of stock market performance in foreign developed markets, gained 20.00% (in

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

2

Economic Update (continued) – Columbia Global Value Fund

U.S. dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/16/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/16/01 – 02/28/11 ($)

Sales charge:	without	with
Class A	14,419	13,590
Class B	13,399	13,399
Class C	13,399	13,399
Class Z	14,785	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
1-year	17.30	10.50	16.43	11.43	16.22	15.22	17.23
5-year	-1.46	-2.61	-2.18	-2.42	-2.20	-2.20	-1.23
Life	3.78	3.16	3.01	3.01	3.01	3.01	4.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Global Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,239.00	1,016.71	9.05	8.15	1.63
Class B	1,000.00	1,000.00	1,234.70	1,012.99	13.19	11.88	2.38
Class C	1,000.00	1,000.00	1,234.70	1,012.99	13.19	11.88	2.38
Class Z	1,000.00	1,000.00	1,241.30	1,017.95	7.67	6.90	1.38

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	6.74
Class B	6.47
Class C	6.47
Class Z	6.79

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.10
Class B	0.06
Class C	0.06
Class Z	0.12

Top 5 sectors

as of 02/28/11 (%)

Financials	22.8
Telecommunication Services	20.0
Health Care	16.0
Information Technology	14.3
Consumer Staples	13.3

Top 5 sectors are calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 17.30% without sales charge. The MSCI World Index (Net) returned 21.67% for the same period. Stock selection in and an overweight relative to the index in the underperforming food & staples retailing industry weighed on relative performance. An overweight in the underperforming pharmaceuticals industry also detracted from relative returns, as did stock selection in the software and computers & peripherals industries. Keep in mind that industry weights are not strategic. They are a residual of our bottom-up, stock-specific investment approach.

A cross section of solid performers

The fund's positions in the diversified telecommunication services industry made the largest contribution to positive performance. As share prices advanced, the fund was doubly rewarded for its sizable allocation to the industry. U.S.-based Verizon Communications and Italy-based Telecom Italia (1.6% and 4.3% of net assets, respectively) were among the strongest performers. Elsewhere in the portfolio, Valero Energy in the oil gas & consumable fuels industry and Japan-based Sumitomo Mitsui Financial Group , a commercial bank, (1.8% and 2.0% of net assets, respectively) did well. Even though pharmaceuticals generally disappointed, Pfizer (4.1% of net assets) generated attractive returns for the period.

By comparison, food & staples retailing companies SUPERVALU and Safeway and diversified financial services company Bank of America (0.5%, 2.6% and 2.5% of net assets, respectively), all from the United States, were disappointments.

Country weights delivered mixed results

A large allocation to U.S-based companies, combined with solid performance for U.S. holdings, aided the fund's returns enough to offset disappointments from Microsoft and Boston Scientific (3.5% and 2.1% of net assets, respectively). Companies such as Dow Chemical and Citigroup (2.4% of net assets) posted healthy gains. Japan, the Netherlands and the United Kingdom were also solid performers. In these markets, Nippon Telegraph & Telephone, Marks & Spencer (3.5% and 1.9% of net assets, respectively) and STMicroelectronics, respectively, all generated attractive results.

Stock-specific research drove portfolio changes

As a result of our company-by-company analysis, we eliminated positions in Sara Lee, a U.S based food products company; STMicroelectronics, a Netherlands-based semiconductors & semiconductor equipment maker and Netherlands-based chemicals company Akzo Nobel. We used the proceeds to pursue what we believed to be more attractive opportunities and added to selected portfolio holdings at prices we considered to be attractive. We also established new positions at attractive prices: France-based Total and U.S.-based Chesapeake Energy in the oil, gas & consumable fuels industry and diversified telecommunications company France Telecom (2.7%, 1.7% and 1.3% of net assets, respectively).

6

Portfolio Managers' Report (continued) – Columbia Global Value Fund

Looking ahead

We will continue to seek out good companies whose stocks are attractively priced. Even during periods of underperformance relative to the fund's benchmark, we believe the fund can generate solid returns for shareholders. We believe that our ability to think and act differently than the market consensus will continue to help us add value for shareholders over the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary: Brandes Investment Partners, L.P.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 10 holdings

as of 02/28/11 (%)

Pfizer, Inc.	4.1
Microsoft Corp.	3.5
Deutsche Telekom AG,
Registered Shares	3.5
Nippon Telegraph &
Telephone Corp.	3.5
Koninklijke Ahold NV	2.7
Total SA	2.7
ENI SpA	2.6
Safeway, Inc.	2.6
Sanofi-Aventis SA	2.5
GlaxoSmithKline PLC	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Global Value Fund

February 28, 2011

Common Stocks – 100.7%
	Shares	Value ($)
Consumer Discretionary – 3.3%
Automobiles – 1.4%
Toyota Motor Corp.	11,700	546,710
Automobiles Total		546,710
Multiline Retail – 1.9%
Marks & Spencer Group PLC	129,619	729,917
Multiline Retail Total		729,917
Consumer Discretionary Total		1,276,627
Consumer Staples – 13.3%
Food & Staples Retailing – 11.2%
Carrefour SA	18,500	908,324
Koninklijke Ahold NV	76,660	1,029,096
Safeway, Inc.	44,700	975,354
Seven & I Holdings Co., Ltd.	12,800	357,289
SUPERVALU, Inc.	23,186	200,095
Wm. Morrison Supermarkets PLC	177,232	797,508
Food & Staples Retailing Total		4,267,666
Food Products – 2.1%
Unilever NV	26,700	805,240
Food Products Total		805,240
Consumer Staples Total		5,072,906
Energy – 8.8%
Oil, Gas & Consumable Fuels – 8.8%
Chesapeake Energy Corp.	18,400	655,224
ENI SpA	40,200	980,225
Total SA	16,700	1,023,436
Valero Energy Corp.	24,800	698,864
Oil, Gas & Consumable Fuels Total		3,357,749
Energy Total		3,357,749
Financials – 22.8%
Commercial Banks – 10.2%
Intesa Sanpaolo SpA	142,178	479,509
Mitsubishi UFJ Financial Group, Inc.	144,000	799,922
Mizuho Financial Group, Inc.	355,900	733,626
PNC Financial Services Group, Inc.	5,013	309,302
Sumitomo Mitsui Financial Group, Inc.	19,700	745,482
Wells Fargo & Co.	25,159	811,629
Commercial Banks Total		3,879,470
Diversified Financial Services – 4.9%
Bank of America Corp. (a)	65,724	939,196
Citigroup, Inc. (b)	198,769	930,239
Diversified Financial Services Total		1,869,435

	Shares	Value ($)
Insurance – 7.7%
Aegon NV (b)	107,682	827,530
MS & AD Insurance Group Holdings	29,200	771,288
Swiss Reinsurance Co., Ltd., Registered Shares	8,100	496,061
Tokio Marine Holdings, Inc.	26,100	858,160
Insurance Total		2,953,039
Financials Total		8,701,944
Health Care – 16.0%
Health Care Equipment & Supplies – 2.1%
Boston Scientific Corp. (b)	112,473	805,307
Health Care Equipment & Supplies Total		805,307
Pharmaceuticals – 13.9%
AstraZeneca PLC	16,900	823,105
Daiichi Sankyo Co., Ltd.	28,100	603,490
Eli Lilly & Co.	11,300	390,528
GlaxoSmithKline PLC	49,620	952,650
Pfizer, Inc.	80,800	1,554,592
Sanofi-Aventis SA	13,949	962,446
Pharmaceuticals Total		5,286,811
Health Care Total		6,092,118
Industrials – 2.2%
Building Products – 0.5%
Masco Corp.	14,400	195,696
Building Products Total		195,696
Industrial Conglomerates – 1.7%
General Electric Co.	30,040	628,437
Industrial Conglomerates Total		628,437
Industrials Total		824,133
Information Technology – 14.3%
Communications Equipment – 2.7%
Alcatel-Lucent (b)	40,800	201,955
Motorola Solutions, Inc. (b)	4,757	183,810
Telefonaktiebolaget LM Ericsson, Class B	49,889	641,966
Communications Equipment Total		1,027,731
Computers & Peripherals – 2.5%
Dell, Inc. (b)	59,200	937,136
Computers & Peripherals Total		937,136
Electronic Equipment, Instruments & Components – 1.8%
FUJIFILM Holdings Corp.	19,400	683,036
Electronic Equipment, Instruments & Components Total		683,036

See Accompanying Notes to Financial Statements.

8

Columbia Global Value Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Office Electronics – 1.6%
Xerox Corp.	57,600	619,200
Office Electronics Total		619,200
Semiconductors & Semiconductor Equipment – 2.2%
Intel Corp.	38,759	832,156
Semiconductors & Semiconductor Equipment Total		832,156
Software – 3.5%
Microsoft Corp.	50,400	1,339,632
Software Total		1,339,632
Information Technology Total		5,438,891
Telecommunication Services – 20.0%
Diversified Telecommunication Services – 20.0%
AT&T, Inc.	27,127	769,864
Brasil Telecom SA, ADR (Ordinary) (b)	11,568	114,870
Brasil Telecom SA, ADR (Preference) (b)	15,672	361,240
Deutsche Telekom AG, Registered Shares	99,103	1,332,699
France Telecom SA	22,200	491,077
Nippon Telegraph & Telephone Corp.	27,200	1,330,566
Tele Norte Leste Participacoes SA, ADR	14,700	232,113
Telecom Italia SpA	569,093	888,982
Telecom Italia SpA, Savings Shares	565,300	748,102
Telefonica SA	11,774	298,955
Telefonos de Mexico SA de CV, ADR, Class L	23,700	428,733
Verizon Communications, Inc.	16,900	623,948
Diversified Telecommunication Services Total		7,621,149
Telecommunication Services Total		7,621,149
Total Common Stocks (cost of $46,057,784)		38,385,517

Short-Term Obligation – 0.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $126,069 (repurchase proceeds $122,000)	122,000	122,000
Total Short-Term Obligation (cost of $122,000)		122,000
Total Investments – 101.0% (cost of $46,179,784) (c)		38,507,517
Other Assets & Liabilities, Net – (1.0)%		(376,941)
Net Assets – 100.0%		38,130,576

Notes to Investment Portfolio:

(a)  Investments in affiliates during the year ended February 28, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.*	$1,191,590	$—	$—	$715	$—

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from March 1, 2010 through April 30, 2010.

(b)  Non-income producing security.

(c)  Cost for federal income tax purposes is $51,020,209.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

See Accompanying Notes to Financial Statements.

9

Columbia Global Value Fund

February 28, 2011

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$1,276,627	$—	$1,276,627
Consumer Staples	1,175,449	3,897,457	—	5,072,906
Energy	1,354,088	2,003,661	—	3,357,749
Financials	2,990,366	5,711,578	—	8,701,944
Health Care	2,750,427	3,341,691	—	6,092,118
Industrials	824,133	—	—	824,133
Information Technology	3,911,934	1,526,957	—	5,438,891
Telecommunication Services	2,530,768	5,090,381	—	7,621,149
Total Common Stocks	15,537,165	22,848,352	—	38,385,517
Total Short-Term Obligation	—	122,000	—	122,000
Total Investments	$15,537,165	$22,970,352	$—	$38,507,517

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
United States*	$14,522,209	37.7
Japan	7,429,569	19.3
France	3,587,238	9.3
United Kingdom	3,303,180	8.6
Italy	3,096,819	8.0
Netherlands	2,661,865	6.9
Germany	1,332,699	3.5
Brazil	708,223	1.8
Sweden	641,966	1.7
Switzerland	496,061	1.3
Mexico	428,733	1.1
Spain	298,955	0.8
	$38,507,517	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Global Value Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	46,179,784
	Investments, at value	38,507,517
	Cash	58
	Receivable for:
	Fund shares sold	9,116
	Dividends	103,493
	Foreign tax reclaims	422
	Expense reimbursement due from Investment Manager	19,330
	Prepaid expenses	179
	Total Assets	38,640,115
Liabilities	Payable for:
	Fund shares repurchased	279,487
	Investment advisory fee	28,096
	Administration fee	1,756
	Pricing and bookkeeping fees	5,452
	Transfer agent fee	19,940
	Trustees' fees	49,286
	Audit fee	45,950
	Legal fee	38,543
	Custody fee	4,423
	Distribution and service fees	20,037
	Chief compliance officer expenses	139
	Other liabilities	16,430
	Total Liabilities	509,539
	Net Assets	38,130,576
Net Assets Consist of	Paid-in capital	119,482,983
	Undistributed net investment income	537,150
	Accumulated net realized loss	(74,217,670)
	Net unrealized appreciation (depreciation) on:
	Investments	(7,672,267)
	Foreign currency translations	380
	Net Assets	38,130,576

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Global Value Fund
February 28, 2011

Class A	Net assets	$14,212,283
	Shares outstanding	2,110,090
	Net asset value per share	$6.74	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($6.74/0.9425)	$7.15	(b)
Class B	Net assets	$2,867,420
	Shares outstanding	443,474
	Net asset value and offering price per share	$6.47	(a)
Class C	Net assets	$15,406,987
	Shares outstanding	2,382,212
	Net asset value and offering price per share	$6.47	(a)
Class Z	Net assets	$5,643,886
	Shares outstanding	831,174
	Net asset value, offering and redemption price per share	$6.79

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Global Value Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	1,447,340
	Dividends from affiliates	715
	Interest	218
	Foreign taxes withheld	(81,000)
	Total Investment Income	1,367,273
Expenses	Investment advisory fee	400,404
	Administration fee	30,969
	Distribution fee:
	Class B	30,585
	Class C	125,430
	Service fee:
	Class B	10,195
	Class C	41,810
	Distribution and service fee:
	Class A	37,051
	Transfer agent fee	82,813
	Pricing and bookkeeping fees	56,303
	Trustees' fees	29,400
	Custody fee	16,337
	Chief compliance officer expenses	992
	Other expenses	204,283
	Total Expenses	1,066,572
	Fees waived or expenses reimbursed by Investment Manager	(220,895)
	Net Expenses	845,677
	Net Investment Income	521,596
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(1,284,948)
	Foreign currency transactions	(10,294)
	Net realized loss	(1,295,242)
	Net change in unrealized appreciation (depreciation) on:
	Investments	7,008,434
	Foreign currency translations	866
	Net change in unrealized appreciation (depreciation)	7,009,300
	Net Gain	5,714,058
	Net Increase Resulting from Operations	6,235,654

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Global Value Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	521,596	727,885
	Net realized loss on investments and foreign currency transactions	(1,295,242)	(37,702,544)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,009,300	64,448,477
	Net increase resulting from operations	6,235,654	27,473,818
Distributions to Shareholders	From net investment income:
	Class A	(269,034)	(901,429)
	Class B	(47,592)	(368,815)
	Class C	(189,833)	(1,033,688)
	Class Z	(198,595)	(1,181,811)
	Total distributions to shareholders	(705,054)	(3,485,743)
	Net Capital Stock Transactions	(21,327,171)	(35,539,358)
	Redemption fees	—	1,259
	Increase from regulatory settlements	48,500	—
	Total decrease in net assets	(15,748,071)	(11,550,024)
Net Assets	Beginning of period	53,878,647	65,428,671
	End of period	38,130,576	53,878,647
	Undistributed net investment income at end of period	537,150	682,456

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Global Value Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	498,106	2,955,422	427,165	2,365,575
Distributions reinvested	39,668	224,127	149,841	755,198
Redemptions	(1,099,455)	(6,619,339)	(1,774,695)	(9,485,370)
Net decrease	(561,681)	(3,439,790)	(1,197,689)	(6,364,597)
Class B
Subscriptions	708	3,863	10,044	48,814
Distributions reinvested	7,391	40,356	61,839	300,533
Redemptions	(680,621)	(3,888,848)	(818,402)	(4,385,237)
Net decrease	(672,522)	(3,844,629)	(746,519)	(4,035,890)
Class C
Subscriptions	9,145	49,931	51,641	251,491
Distributions reinvested	22,896	125,010	142,059	691,830
Redemptions	(1,145,713)	(6,626,809)	(2,071,935)	(10,710,243)
Net decrease	(1,113,672)	(6,451,868)	(1,878,235)	(9,766,922)
Class Z
Subscriptions	28,949	172,358	175,537	952,921
Distributions reinvested	6,559	37,322	35,230	178,616
Redemptions	(1,286,549)	(7,800,564)	(3,059,097)	(16,503,486)
Net decrease	(1,251,041)	(7,590,884)	(2,848,330)	(15,371,949)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$5.85		$4.14		$9.33		$13.43		$12.64		$11.98
Income from Investment Operations:
Net investment income (c)	0.08		0.07		0.18		0.19	(d)	0.14		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.90		1.91		(4.58)		(1.21)		2.07		1.76
Total from investment operations	0.98		1.98		(4.40)		(1.02)		2.21		1.92
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.27)		—		(0.19)		(0.12)		(0.17)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)
Total distributions to shareholders	(0.10)		(0.27)		(0.79)		(3.08)		(1.42)		(1.26)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$6.74		$5.85		$4.14		$9.33		$13.43		$12.64
Total return (f)	17.30	%(g)	48.97	%(g)	(51.34	)%(g)	(10.43	)%(g)	19.27	%(g)(h)	16.97%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.60%		1.62%		1.60	%(i)	1.51	%(i)	1.53	%(i)(j)	1.45	%(i)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)
Net expenses	1.60%		1.62%		1.60	%(i)	1.51	%(i)	1.53	%(i)(j)	1.45	%(i)
Waiver/Reimbursement	0.50%		0.30%		0.03%		0.01%		0.01	%(j)	—
Net investment income	1.38%		1.29%		2.45	%(i)	1.50	%(i)	1.17	%(i)(j)	1.32	%(i)
Portfolio turnover rate	8%		5%		10%		38%		12	%(h)	16%
Net assets, end of period (000s)	$14,212		$15,641		$16,031		$85,257		$114,224		$119,611

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$5.62		$3.98		$9.05		$13.12		$12.40		$11.78
Income from Investment Operations:
Net investment income (c)	0.06		0.03		0.12		0.10	(d)	0.05		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.84		1.83		(4.40)		(1.17)		2.02		1.71
Total from investment operations	0.90		1.86		(4.28)		(1.07)		2.07		1.78
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.22)		—		(0.11)		(0.05)		(0.07)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)
Total distributions to shareholders	(0.06)		(0.22)		(0.79)		(3.00)		(1.35)		(1.16)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$6.47		$5.62		$3.98		$9.05		$13.12		$12.40
Total return (f)	16.43	%(g)	47.63	%(g)	(51.61	)%(g)	(11.08	)%(g)	18.44	%(g)(h)	16.08%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.35%		2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)
Net expenses	2.35%		2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)
Waiver/Reimbursement	0.50%		0.30%		0.03%		0.01%		0.01	%(j)	—
Net investment income	0.97%		0.61%		1.67	%(i)	0.76	%(i)	0.41	%(i)(j)	0.58	%(i)
Portfolio turnover rate	8%		5%		10%		38%		12	%(h)	16%
Net assets, end of period (000s)	$2,867		$6,277		$7,408		$22,943		$32,635		$32,564

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On April 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$5.63		$3.98		$9.05		$13.13		$12.41		$11.78
Income from Investment Operations:
Net investment income (c)	0.04		0.03		0.12		0.09	(d)	0.04		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.85		1.84		(4.40)		(1.17)		2.03		1.72
Total from investment operations	0.89		1.87		(4.28)		(1.08)		2.07		1.79
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.22)		—		(0.11)		(0.05)		(0.07)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)
Total distributions to shareholders	(0.06)		(0.22)		(0.79)		(3.00)		(1.35)		(1.16)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$6.47		$5.63		$3.98		$9.05		$13.13		$12.41
Total return (f)	16.22	%(g)	47.88	%(g)	(51.61	)%(g)	(11.14	)%(g)	18.44	%(g)(h)	16.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.35%		2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)
Net expenses	2.35%		2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)
Waiver/Reimbursement	0.50%		0.30%		0.03%		0.01%		0.01	%(j)	—
Net investment income	0.68%		0.53%		1.69	%(i)	0.74	%(i)	0.39	%(i)(j)	0.58	%(i)
Portfolio turnover rate	8%		5%		10%		38%		12	%(h)	16%
Net assets, end of period (000s)	$15,407		$19,665		$21,375		$72,405		$97,465		$92,558

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$5.91		$4.18		$9.40		$13.53		$12.72		$12.04
Income from Investment Operations:
Net investment income (c)	0.11		0.10		0.21		0.23	(d)	0.17		0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.88		1.92		(4.61)		(1.23)		2.09		1.77
Total from investment operations	0.99		2.02		(4.40)		(1.00)		2.26		1.97
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.29)		(0.03)		(0.24)		(0.15)		(0.20)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)
Total distributions to shareholders	(0.12)		(0.29)		(0.82)		(3.13)		(1.45)		(1.29)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$6.79		$5.91		$4.18		$9.40		$13.53		$12.72
Total return (f)	17.23	%(g)	49.50	%(g)	(51.10	)%(g)	(10.26	)%(g)	19.54	%(g)(h)	17.34%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.35%		1.37%		1.35	%(i)	1.26	%(i)	1.28	%(i)(j)	1.20	%(i)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)
Net expenses	1.35%		1.37%		1.35	%(i)	1.26	%(i)	1.28	%(i)(j)	1.20	%(i)
Waiver/Reimbursement	0.50%		0.30%		0.03%		0.01%		0.01	%(j)	—
Net investment income	1.86%		1.86%		2.81	%(i)	1.77	%(i)	1.42	%(i)(j)	1.60	%(i)
Portfolio turnover rate	8%		5%		10%		38%		12	%(h)	16%
Net assets, end of period (000s)	$5,644		$12,296		$20,615		$66,875		$117,125		$117,072

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Global Value Fund
February 28, 2011

Note 1.  Organization

Columbia Global Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. Subject to certain limited exceptions, the Fund is no longer accepting new investments from current or prospective investors. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

20

Columbia Global Value Fund, February 28, 2011

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be

21

Columbia Global Value Fund, February 28, 2011

recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Fee note below). The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.90%
$500 million to $1 billion	0.85%
$1 billion to $1.5 billion	0.80%
$1.5 billion to $3 billion	0.75%
$3 billion to $6 billion	0.73%
Over $6 billion	0.71%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.90% of the Fund's average daily net assets.

Subadvisory Fee

Brandes Investment Partners, L.P. (Brandes) has been retained by the Investment Manager to serve as the investment subadviser to the Fund. As the subadviser, and subject to the oversight of the Investment Manager and the Fund's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The Investment Manager, from the management fee it receives, pays Brandes a monthly subadvisory fee.

Prior to the Closing, Brandes provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees

22

Columbia Global Value Fund, February 28, 2011

note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class was 0.19% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $10 and $364, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes'

23

Columbia Global Value Fund, February 28, 2011

shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective July 1, 2010, the Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through June 30, 2010, the Investment Manager contractually agreed to bear a portion of the Fund's expenses at the same rate. Prior to May 1, 2010, Columbia contractually agreed to reimburse a portion of the Fund's expenses at the same rate.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner. Amounts are only recoverable by the Investment Manager through the last day prior to the Fund's reorganization into Columbia Global Equity Fund (see Subsequent Events note).

At February 28, 2011, the amounts potentially recoverable by the Investment Manager pursuant to this arrangement were as follows:

Amount of Potential Recovery Expiring:		Total Potential	Amount Expired	Amount Recovered During the Year
2/28/2014	2/28/2013	Recovery	2/28/2011	Ended 2/28/2011
$220,895	$187,426	$408,321	$—	$—

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund

24

Columbia Global Value Fund, February 28, 2011

(formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $628.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,320,070 and $24,031,029, respectively, for the year ended February 28, 2011.

Note 7. Regulatory Settlements

During the year ended February 28, 2011, the Fund received payments totaling $48,500 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 8. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 9. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 39.2% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 11. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for proceeds from litigation payments and foreign currency transactions were

25

Columbia Global Value Fund, February 28, 2011

identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$38,152	$10,295	$(48,447)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$705,054	$3,485,743

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$538,596	$—	$(12,512,692)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates were:

Unrealized appreciation	$7,157,179
Unrealized depreciation	(19,669,871)
Net unrealized depreciation	$(12,512,692)

The following capital loss carryforwards as of February 28, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$18,857,402
2018	47,353,774
2019	1,645,663
Total	$67,856,839

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, post-October capital losses of $1,520,407 attributed to security transactions were deferred to March 1, 2011

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

26

Columbia Global Value Fund, February 28, 2011

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

At a Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into Columbia Global Equity Fund (formerly Threadneedle Global Equity Fund). The reorganization is expected to occur on or about June 6, 2011.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

27

Columbia Global Value Fund, February 28, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Global Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

29

Federal Income Tax Information (Unaudited) – Columbia Global Value Fund

50.05% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

Foreign taxes paid during the fiscal year ended February 28, 2011, of $81,907 are being passed through to shareholders. This represents $0.01 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,040,777 ($0.18 per share) for the fiscal year ended February 28, 2011.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Global Equity Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,656,929	112,591	38,784	1,137,362

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

35

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Global Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Global Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1261 A (04/11)

Columbia International Value Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Financial Statements	9

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Columbia International Value Master Portfolio	29

Investment Portfolio	30

Financial Statements	34

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	44

Fund Governance	45

Shareholder Meeting Results	49

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Value Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 15.47% without sales charge.

■  The fund underperformed its benchmark, the MSCI EAFE Value Index (Net)1, which returned 18.55% for the same period.

■  The fund's holdings in the wireless telecommunication services industry and also in companies domiciled in Japan generally accounted for the performance shortfall relative to the index.

Portfolio Management

Columbia Funds are managed by Columbia Management Investment Advisers, LLC (CMIA). CMIA has retained Brandes Investment Partners, L.P. (Brandes) to serve as investment subadviser. As an investment subadviser, Brandes makes the investment decisions and manages all or a portion of the Fund. Brandes is an investment adviser registered with the Securities and Exchange Commission. Brandes is not affiliated with CMIA.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, serving as Senior Research Analyst from 2003-2010, and Director of Investments since 2010. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, Research Analyst from 2005-2010, and Senior Analyst since 2010.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+15.47%

Class A shares (without sales charge)

+18.55%

MSCI EAFE Value Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia International Value Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least, for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

2

Economic Update (continued) – Columbia International Value Fund broad gauge of stock market performance in foreign developed markets, gained 20.00% (in U.S. dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	18,061	17,024
Class B	16,790	16,790
Class C	16,763	16,763
Class I	n/a	n/a
Class R	n/a	n/a
Class Z	18,528	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	Z
Inception	12/27/95		05/22/98		06/15/98		09/27/10	09/27/10	12/27/95
Sales charge	without	with	without	with	without	with	without	without	without
1-year	15.47	8.85	14.75	9.75	14.62	13.62	n/a	n/a	15.74
5-year	2.31	1.11	1.59	1.35	1.55	1.55	n/a	n/a	2.58
10-year/Life	6.09	5.46	5.32	5.32	5.30	5.30	12.22	11.92	6.36

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class R shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia International Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,218.80		1,017.26	8.36		7.60	1.52
Class B	1,000.00	1,000.00	1,214.40		1,013.54	12.46		11.33	2.27
Class C	1,000.00	1,000.00	1,214.10		1,013.54	12.46		11.33	2.27
Class I	1,000.00	1,000.00	1,082.20	*	1,019.49	4.70	*	5.36	1.07
Class R	1,000.00	1,000.00	1,080.60	*	1,016.02	7.77	*	8.85	1.77
Class Z	1,000.00	1,000.00	1,219.70		1,018.50	6.99		6.36	1.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class R shares commenced operations on September 27, 2010.

5

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	15.12
Class B	14.61
Class C	14.56
Class I	15.27
Class R	15.15
Class Z	15.28

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.39
Class B	0.29
Class C	0.29
Class I	0.33
Class R	0.25
Class Z	0.43

For the 12-month period that ended February 28, 2011, the Fund's Class A shares returned 15.47% without sales charge. The fund's benchmark, the MSCI EAFE Value Index (Net), returned 18.55% over the same period. The fund's positions in wireless telecommunication services and companies domiciled in Japan detracted from relative performance. Please keep in mind that industry and country weights are a residual of our bottom-up, stock-specific investment approach.

Stock selection and certain industry allocations were detractors

Relative to the MSCI EAFE Value Index (Net), stock selection within the food & staples retailing industry and companies domiciled in the Netherlands were disappointing. In addition, an overweight relative to the index in emerging market securities contributed to weaker results. By contrast, the fund's stock selection decisions within the media industry were rewarded with performance that was better than the index.

Telecom, pharmaceuticals and insurance holdings drove gains

The fund's holdings in the diversified telecommunication services, pharmaceuticals and insurance industries had the most substantial positive impact on returns. The top contributors in these industries included Portugal Telecom, a Portuguese diversified telecommunication services company; AstraZeneca, a U.K. pharmaceuticals company and Swiss Reinsurance, an insurance company based in Switzerland (1.3%, 1.5% and 2.3% of net assets, respectively).

From a country perspective, gains from certain companies based in Japan, the United Kingdom and Switzerland benefited returns. Canon (2.1% of net assets), a Japanese office electronics company; Swiss Reinsurance, a Swiss insurance company and ITV (1.7% of net assets), a British media firm, were among the standout performers in these countries. Despite negative performance versus the MSCI EAFE Value Index (Net), holdings in Japan contributed to positive absolute performance for the fund during the 12-month period.

Research drove portfolio changes

As a result of our company-by-company analysis, we sold a position in BASF, a German chemicals company, to pursue what we believed to be more attractive opportunities. We purchased shares of Total (2.2% of net assets), the France-based oil, gas & consumable fuels company, at a price that we considered to be attractive.

6

Portfolio Managers' Report (continued) – Columbia International Value Fund

Looking ahead

We will continue to seek out good companies whose stocks are attractively priced. Even during periods of underperformance relative to the fund's benchmark, we believe the fund can generate solid returns for shareholders. We believe that our ability to think and act differently than the market consensus will continue to help us add value for shareholders over the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary: Brandes

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the Fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/11 (%)

Telecommunication Services	20.0
Financials	19.9
Information Technology	14.3
Health Care	11.7
Consumer Staples	11.5

Top 10 holdings

as of 02/28/11 (%)

Deutsche Telekom	2.6
ENI	2.6
Sanofi-Aventis	2.4
Nippon Telegraph & Telephone	2.3
Swiss Reinsurance	2.3
Carrefour	2.2
Telecom Italia, Saving Shares	2.2
Total	2.2
Canon	2.1
Aegon NV	2.1

The Master Portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests all or substantially all of its assets in a Master Portfolio. Holdings information referenced in this section is that of the Master Portfolio.

7

Investment Portfolio – Columbia International Value Fund

February 28, 2011

Investment Company – 100.4%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,746,075,503
Total Investments – 100.4%	1,746,075,503
Other Assets & Liabilities, Net – (0.4)%	(6,691,192)
Net Assets – 100.0%	1,739,384,311

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund Invests only in Columbia International Value Master Portfolio (the Master Portfolio). At February 28, 2011, Columbia International Value Fund owned 88.3% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 28, 2011.

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$640,734,683	32.7
United Kingdom	292,873,107	14.9
France	240,698,133	12.3
Italy	163,308,643	8.3
Netherlands	152,252,936	7.8
Switzerland	126,152,447	6.4
Brazil	76,234,442	3.9
Germany	64,465,296	3.3
South Korea	49,786,097	2.5
Mexico	44,094,924	2.2
Sweden	30,674,039	1.6
Portugal	25,474,129	1.3
Finland	21,350,331	1.1
Spain	17,833,617	0.9
New Zealand	11,759,038	0.6
United States*	4,271,000	0.2
	$1,961,962,862	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia International Value Fund
February 28, 2011

		($)
Assets	Investment in Columbia International Value Master Portfolio, at identified cost	1,834,966,330
	Investment in Columbia International Value Master Portfolio, at value	1,746,075,503
	Receivable for Fund shares sold	2,334,717
	Total Assets	1,748,410,220
Liabilities	Payable for:
	Fund shares repurchased	7,630,662
	Administration fee	222,073
	Pricing and bookkeeping	3,167
	Transfer agent fee	916,040
	Trustees' fees	28,065
	Custody fee	801
	Distribution and service fees	115,990
	Chief compliance officer expenses	380
	Other liabilities	108,731
	Total Liabilities	9,025,909
	Net Assets	1,739,384,311
Net Assets Consist of	Paid-in capital	2,113,778,403
	Overdistributed net investment income	(6,314,587)
	Accumulated net realized loss	(279,188,678)
	Net unrealized depreciation on investments	(88,890,827)
	Net Assets	1,739,384,311

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities (continued) – Columbia International Value Fund
February 28, 2011

Class A	Net assets	$367,847,084
	Shares outstanding	24,320,717
	Net asset value per share	$15.12	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.12/0.9425)	$16.04	(b)
Class B	Net assets	$1,437,021
	Shares outstanding	98,378
	Net asset value and offering price per share	$14.61	(a)
Class C	Net assets	$57,792,749
	Shares outstanding	3,968,872
	Net asset value and offering price per share	$14.56	(a)
Class I (c)	Net assets	$34,506,066
	Shares outstanding	2,259,941
	Net asset value, offering and redemption price per share	$15.27
Class R (c)	Net assets	$2,748
	Shares outstanding	181
	Net asset value, offering and redemption price per share	$15.15	(d)
Class Z	Net assets	$1,277,798,643
	Shares outstanding	83,638,465
	Net asset value, offering and redemption price per share	$15.28

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class R shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia International Value Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Allocated from Master Portfolio:
	Dividends	59,531,847
	Interest	9,969
	Foreign taxes withheld	(8,723,214)
	Expenses (a)	(14,301,532)
	Total Investment Income	36,517,070
Expenses	Administration fee	2,770,453
	Distribution fee:
	Class B	18,787
	Class C	441,573
	Class R	5
	Service fee:
	Class B	6,262
	Class C	147,191
	Distribution and service fees—Class A	934,348
	Transfer agent fee—Class A, Class B, Class C, Class R and Class Z	2,658,070
	Pricing and bookkeeping	38,000
	Trustees' fees	25,052
	Custody fee	3,613
	Chief compliance officer expenses	2,528
	Other expenses	457,539
	Expenses before interest expense	7,503,421
	Interest expense allocated from Master Portfolio	7,461
	Total Expenses	7,510,882
	Expense reductions	(3)
	Net Expenses	7,510,879
	Net Investment Income	29,006,191
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss allocated from Master Portfolio on:
	Investments	(79,446,469)
	Foreign currency transactions	(192,209)
	Net realized loss	(79,638,678)
	Net change in unrealized appreciation (depreciation) on investments allocated from Master Portfolio	287,733,276
	Net Gain	208,094,598
	Net Increase Resulting from Operations	237,100,789

(a)  Net expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia International Value Fund

	Year Ended February 28,
Increase (Decrease) in Net Assets	2011 ($)(a)(b)	2010 ($)
Operations Net investment income	29,006,191	40,188,961
Net realized loss allocated from Master Portfolio	(79,638,678)	(159,976,692)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio	287,733,276	603,196,909
Net increase resulting from operations	237,100,789	483,409,178
Distributions to Shareholders From net investment income:
Class A	(10,501,221)	(5,462,082)
Class B	(31,120)	(112,512)
Class C	(1,255,137)	(642,030)
Class I	(29,462)	—
Class R	(45)	—
Class Z	(36,753,860)	(20,344,658)
Total distributions to shareholders	(48,570,845)	(26,561,282)
Net Capital Stock Transactions	(90,034,060)	29,692,285
Redemption fees	—	111,554
Increase from regulatory settlements	108,538	417,242 (c)
Total increase in net assets	98,604,422	487,068,977
Net Assets Beginning of period	1,640,779,889	1,153,710,912
End of period	1,739,384,311	1,640,779,889
Undistributed (overdistributed) net investment income at end of period	(6,314,587)	13,350,907

(a)  Class I and Class R shares commenced operations on September 27, 2010.

(b)  Class I and Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

(c)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia International Value Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	7,203,721	99,387,352	11,513,261	151,911,595
Distributions reinvested	618,142	8,293,553	337,933	4,687,130
Redemptions	(11,725,247)	(161,161,045)	(9,268,575)	(118,955,238)
Net increase (decrease)	(3,903,384)	(53,480,140)	2,582,619	37,643,487
Class B
Subscriptions	24,199	326,879	79,922	1,055,427
Distributions reinvested	1,744	22,401	7,253	97,260
Redemptions	(578,776)	(7,649,102)	(1,497,283)	(18,383,672)
Net decrease	(552,833)	(7,299,822)	(1,410,108)	(17,230,985)
Class C
Subscriptions	287,489	3,834,791	642,151	8,330,678
Distributions reinvested	66,784	861,421	33,260	445,349
Redemptions	(1,304,444)	(17,279,783)	(1,235,742)	(14,921,103)
Net decrease	(950,171)	(12,583,571)	(560,331)	(6,145,076)
Class I
Subscriptions	2,946,162	41,364,980	—	—
Distributions reinvested	2,089	29,403	—	—
Redemptions	(688,310)	(9,989,541)	—	—
Net increase	2,259,941	31,404,842	—	—
Class R
Subscriptions	181	2,500	—	—
Net increase	181	2,500	—	—
Class Z
Subscriptions	25,508,322	355,263,216	29,734,906	387,997,483
Distributions reinvested	1,622,754	22,067,009	764,486	10,702,805
Redemptions	(30,733,729)	(425,408,094)	(32,234,509)	(383,275,429)
Net decrease	(3,602,653)	(48,077,869)	(1,735,117)	15,424,859

(a)  Class I and Class R shares commenced operations on September 27, 2010.

(b)  Class I and Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$13.48		$9.40		$18.95		$26.02		$24.97		$22.34
Income from Investment Operations:
Net investment income (d)	0.22		0.33	(e)	0.52		0.65		0.29		0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.81		3.96		(7.83)		(1.95)		4.34		4.73
Total from investment operations	2.03		4.29		(7.31)		(1.30)		4.63		5.04
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.21)		(0.53)		(0.68)		(0.34)		(0.35)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.39)		(0.21)		(2.24)		(5.77)		(3.58)		(2.41)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$15.12		$13.48		$9.40		$18.95		$26.02		$24.97
Total return (g)	15.47%		45.57%		(42.59)%		(7.28	)%(h)	20.46%		24.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.48	%(i)	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	1.48	%(i)	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	1.61	%(i)	2.56	%(i)	3.31	%(i)	2.71	%(i)(j)	1.15	%(i)	1.38%
Net assets, end of period (000s)	$367,847		$380,578		$241,097		$868,942		$1,073,616		$1,010,361

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$13.02		$9.09		$18.39		$25.43		$24.54		$22.00
Income from Investment Operations:
Net investment income (d)	0.21		0.24	(e)	0.37		0.49		0.11		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.67		3.82		(7.53)		(1.91)		4.22		4.63
Total from investment operations	1.88		4.06		(7.16)		(1.42)		4.33		4.78
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.13)		(0.43)		(0.53)		(0.20)		(0.18)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.29)		(0.13)		(2.14)		(5.62)		(3.44)		(2.24)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$14.61		$13.02		$9.09		$18.39		$25.43		$24.54
Total return (g)	14.75%		44.61%		(43.01)%		(7.90	)%(h)	19.51%		23.36%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	1.62	%(i)	1.95	%(i)	2.43	%(i)	2.10	%(i)(j)	0.45	%(i)	0.67%
Net assets, end of period (000s)	$1,437		$8,476		$18,743		$65,705		$110,726		$114,932

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$12.99		$9.08		$18.37		$25.40		$24.52		$21.98
Income from Investment Operations:
Net investment income (d)	0.12		0.22	(e)	0.34		0.46		0.10		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.74		3.82		(7.49)		(1.87)		4.22		4.63
Total from investment operations	1.86		4.04		(7.15)		(1.41)		4.32		4.78
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.13)		(0.43)		(0.53)		(0.20)		(0.18)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.29)		(0.13)		(2.14)		(5.62)		(3.44)		(2.24)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$14.56		$12.99		$9.08		$18.37		$25.40		$24.52
Total return (g)	14.62%		44.44%		(43.00)%		(7.86	)%(h)	19.48%		23.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	0.89	%(i)	1.81	%(i)	2.28	%(i)	1.99	%(i)(j)	0.42	%(i)	0.67%
Net assets, end of period (000s)	$57,793		$63,914		$49,750		$127,020		$170,731		$168,819

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares (a)	Period Ended February 28, 2011 (b)
Net Asset Value, Beginning of Period	$13.93
Income from Investment Operations:
Net investment loss (c)(d)	—
Net realized and unrealized gain on investments and foreign currency	1.67
Total from investment operations	1.67
Less Distributions to Shareholders:
From net investment income	(0.33)
Increase from regulatory settlements	— (d)
Net Asset Value, End of Period	$15.27
Total return (e)(f)	12.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.07%
Interest expense (h)(i)	—%
Net expenses (g)(h)	1.07%
Net investment loss (g)(h)	(0.05)%
Net assets, end of period (000s)	$34,506

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares (a)	Period Ended February 28, 2011 (b)
Net Asset Value, Beginning of Period	$13.78
Income from Investment Operations:
Net investment income (c)	0.02
Net realized and unrealized gain on investments and foreign currency	1.60
Total from investment operations	1.62
Less Distributions to Shareholders:
From net investment income	(0.25)
Increase from regulatory settlements	— (d)
Net Asset Value, End of Period	$15.15
Total return (e)(f)	11.92%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.77%
Interest expense (h)(i)	—%
Net expenses (g)(h)	1.77%
Net investment income (g)(h)	0.40%
Net assets, end of period (000s)	$3

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$13.62		$9.49		$19.10		$26.17		$25.09		$22.42
Income from Investment Operations:
Net investment income (d)	0.26		0.36	(e)	0.50		0.73		0.36		0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.83		4.01		(7.83)		(1.98)		4.35		4.75
Total from investment operations	2.09		4.37		(7.33)		(1.25)		4.71		5.13
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.24)		(0.57)		(0.73)		(0.39)		(0.40)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.43)		(0.24)		(2.28)		(5.82)		(3.63)		(2.46)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$15.28		$13.62		$9.49		$19.10		$26.17		$25.09
Total return (g)	15.74%		45.94%		(42.41)%		(7.05	)%(h)	20.70%		24.66%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.23	%(i)	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	1.23	%(i)	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	1.85	%(i)	2.76	%(i)	3.20	%(i)	3.04	%(i)(j)	1.43	%(i)	1.69%
Net assets, end of period (000s)	$1,277,799		$1,187,812		$844,122		$1,886,808		$2,651,855		$2,585,390

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia International Value Fund

February 28, 2011

Note 1. Organization

Columbia International Value Fund (the Feeder Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Feeder Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Feeder Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Feeder Fund seeks long-term capital appreciation. The Feeder Fund seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the Master Trust). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statement of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio which is equal to 88.3% at February 28, 2011. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by the Investment Manager, not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Feeder Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. On December 28, 2010, the Investment Manager exchanged Class Z shares valued at $41,294,828 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Feeder Fund no longer accepts investments by new or existing investors in the Feeder Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Feeder Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Feeder Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Feeder Fund in the preparation of its financial statements.

20

Columbia International Value Fund, February 28, 2011

Security Valuation

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report and notes to Investment Portfolio for the Master Portfolio's valuation policies.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Expenses

General expenses of the Trust are allocated to the Feeder Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Feeder Fund are charged to the Feeder Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Feeder Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Feeder Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Feeder Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Feeder Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Feeder Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Feeder Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Feeder Fund level, at rates ranging from approximately 10% to 15%. The Feeder Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Feeder Fund may, however, declare and pay distributions from net investment income more frequently. The Feeder Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Feeder Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Feeder Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Feeder Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Feeder Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

21

Columbia International Value Fund, February 28, 2011

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The Feeder Fund indirectly pays for investment management and subadvisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Master Portfolio under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Feeder Fund and provides administrative and other services to the Feeder Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Feeder Fund's average daily net assets, less the fees payable by the Feeder Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Feeder Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Feeder Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Feeder Fund. The Feeder Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Feeder Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Feeder Fund pays State Street an annual fee of $38,000 paid monthly. The Feeder Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Feeder Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Feeder Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Feeder Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Feeder Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Feeder Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Feeder Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Feeder Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Feeder Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.16% of the Feeder Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Feeder Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of

22

Columbia International Value Fund, February 28, 2011

Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Feeder Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Feeder Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $15,803 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $1,019, $1,158 and $5,200, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Feeder Fund and a combined distribution and shareholder servicing plan for Class A shares of the Feeder Fund. The Trust has also adopted a distribution plan for Class R shares of the Feeder Fund. The shareholder servicing plans permit the Feeder Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Feeder Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Feeder Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Feeder Fund's shares. There were no changes to the underwriting discount structure of the Feeder Fund or the service or distribution fee rates paid by the Feeder Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Feeder Fund's expenses so that the Feeder Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Feeder Fund's custodian, do not exceed the annual rates of 1.60%, 2.35%, 2.35%, 1.25%, 1.85% and 1.35% of the Feeder Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Feeder Fund's expenses so that the Feeder Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Feeder Fund's custodian, did not exceed 1.35% annually of the Feeder Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Feeder Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Feeder Fund are employees of the Investment Manager or its affiliates and, with the exception of the Feeder Fund's Chief Compliance Officer, receive no compensation from the Feeder Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Feeder Fund in accordance with federal securities regulations. The Feeder Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Feeder Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Feeder Fund were employees of Columbia or its affiliates and the Feeder Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

23

Columbia International Value Fund, February 28, 2011

Trustees are compensated for their services to the Feeder Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Feeder Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Feeder Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Feeder Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $3 for the Feeder Fund.

Note 5. Regulatory Settlements

During the year ended February 28, 2011, the Feeder Fund received payments totaling $108,538 resulting from certain regulatory settlements in which the Feeder Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 6. Redemption Fees

Effective March 1, 2010, the Feeder Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Feeder Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 41.8% of the outstanding shares of the Feeder Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Feeder Fund.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Feeder Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments, proceeds from litigation settlements and foreign currency transactions were identified and reclassified among the components of the Feeder Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(100,840)	$(659,559)	$760,399

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$48,570,845	$26,561,282

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

24

Columbia International Value Fund, February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$5,521,216	$—	N/A

*  See the Master Portfolio notes to financial statements for tax basis information.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	N/A*
Unrealized depreciation	N/A*
Net unrealized depreciation	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$185,725,377
2019	68,376,538
Total	$254,101,915

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, post-October capital losses of $25,086,762 attributed to security transactions were deferred to March 1, 2011.

Management is required to determine whether a tax position of the Feeder Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Feeder Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Feeder Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in

25

Columbia International Value Fund, February 28, 2011

April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Feeder Fund") (a series of Columbia Funds Series Trust I) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Feeder Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

27

Federal Income Tax Information (Unaudited) – Columbia International Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2011, of $8,743,446 are being passed through to shareholders. This represents $0.08 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $59,531,847 ($0.52 per share) for the fiscal year ended February 28, 2011.

The Feeder Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

28

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2011

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

29

Investment Portfolio – Columbia International Value Master Portfolio

February 28, 2011

Common Stocks – 99.0%
	Shares	Value ($)
Consumer Discretionary – 9.4%
Automobiles – 2.9%
Nissan Motor Co., Ltd.	1,330,900	13,675,128
Renault SA (a)	125,200	7,673,567
Toyota Motor Corp.	773,400	36,138,950
Automobiles Total		57,487,645
Household Durables – 1.7%
Sony Corp.	897,900	33,059,422
Household Durables Total		33,059,422
Media – 1.7%
ITV PLC (a)	24,155,776	34,242,402
Media Total		34,242,402
Multiline Retail – 1.4%
Marks & Spencer Group PLC, ADR	2,485,740	28,010,064
Multiline Retail Total		28,010,064
Specialty Retail – 1.7%
Kingfisher PLC	7,819,700	32,339,547
Specialty Retail Total		32,339,547
Consumer Discretionary Total		185,139,080
Consumer Staples – 11.5%
Food & Staples Retailing – 8.3%
Carrefour SA	891,160	43,754,723
J Sainsbury PLC	4,965,329	30,673,149
Koninklijke Ahold NV	2,496,732	33,516,511
Seven & I Holdings Co., Ltd.	1,041,300	29,066,015
Wm. Morrison Supermarkets PLC	6,214,365	27,963,375
Food & Staples Retailing Total		164,973,773
Food Products – 1.4%
Unilever NV	904,049	27,265,037
Food Products Total		27,265,037
Tobacco – 1.8%
Japan Tobacco, Inc.	8,359	34,577,834
Tobacco Total		34,577,834
Consumer Staples Total		226,816,644
Energy – 6.3%
Oil, Gas & Consumable Fuels – 6.3%
BP PLC	3,064,170	24,642,315
ENI SpA	2,114,387	51,556,609

	Shares	Value ($)
Petroleo Brasileiro SA, ADR	170,243	5,987,446
Total SA	702,481	43,050,547
Oil, Gas & Consumable Fuels Total		125,236,917
Energy Total		125,236,917
Financials – 19.9%
Capital Markets – 1.6%
Deutsche Bank AG, Registered Shares	198,375	12,751,161
UBS AG, Registered Shares (a)	975,930	19,379,947
Capital Markets Total		32,131,108
Commercial Banks – 9.3%
Barclays PLC	4,818,407	25,053,971
Chuo Mitsui Trust Holdings, Inc.	1,436,000	6,133,169
HSBC Holdings PLC	983,039	10,834,957
Intesa Sanpaolo SpA	8,435,186	28,448,487
Mitsubishi UFJ Financial Group, Inc.	4,958,431	27,544,150
Mizuho Financial Group, Inc.	11,539,600	23,786,882
Natixis (a)	2,968,546	17,692,545
San-In Godo Bank Ltd.	233,000	1,829,097
Sumitomo Mitsui Financial Group, Inc.	781,042	29,555,956
UniCredit SpA	3,651,500	9,387,447
Yamaguchi Financial Group, Inc.	425,000	4,408,086
Commercial Banks Total		184,674,747
Insurance – 9.0%
Aegon NV (a)	5,311,757	40,820,538
MS & AD Insurance Group Holdings	1,373,000	36,266,397
NKSJ Holdings, Inc. (a)	2,857,000	21,611,606
Swiss Reinsurance Co., Ltd., Registered Shares	740,500	45,349,747
Tokio Marine Holdings, Inc.	1,021,900	33,599,768
Insurance Total		177,648,056
Financials Total		394,453,911
Health Care – 11.7%
Pharmaceuticals – 11.7%
Astellas Pharma, Inc.	635,900	25,004,266
AstraZeneca PLC	611,885	29,801,516
Daiichi Sankyo Co., Ltd.	852,600	18,310,877
GlaxoSmithKline PLC	1,878,148	36,058,399
Ono Pharmaceutical Co., Ltd.	730,800	38,263,626
Sanofi-Aventis SA	697,686	48,138,585

See Accompanying Notes to Financial Statements.

30

Columbia International Value Master Portfolio

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Taisho Pharmaceutical Co., Ltd.	382,000	8,370,309
Takeda Pharmaceutical Co., Ltd.	565,400	28,168,194
Pharmaceuticals Total		232,115,772
Health Care Total		232,115,772
Industrials – 1.1%
Commercial Services & Supplies – 1.1%
Dai Nippon Printing Co., Ltd.	1,555,000	21,051,171
Commercial Services & Supplies Total		21,051,171
Industrials Total		21,051,171
Information Technology – 14.3%
Communications Equipment – 4.6%
Alcatel-Lucent (a)	8,025,800	39,726,748
Nokia Oyj	2,463,665	21,350,331
Telefonaktiebolaget LM Ericsson, Class B	2,383,768	30,674,039
Communications Equipment Total		91,751,118
Electronic Equipment, Instruments & Components – 3.8%
FUJIFILM Holdings Corp.	890,505	31,352,944
TDK Corp.	185,000	12,522,559
Tyco Electronics Ltd.	861,543	31,050,010
Electronic Equipment, Instruments & Components Total		74,925,513
Office Electronics – 2.1%
Canon, Inc.	855,200	41,356,949
Office Electronics Total		41,356,949
Semiconductors & Semiconductor Equipment – 3.8%
Rohm Co., Ltd.	551,500	38,976,233
STMicroelectronics NV	2,739,200	35,176,296
Semiconductors & Semiconductor Equipment Total		74,152,529
Information Technology Total		282,186,109
Materials – 2.2%
Chemicals – 0.8%
Akzo Nobel NV	227,600	15,474,554
Chemicals Total		15,474,554
Construction Materials – 1.4%
Cemex SAB de CV, ADR (a)	2,572,781	23,129,301
Italcementi SpA, Savings Shaers	890,500	4,519,693
Construction Materials Total		27,648,994
Materials Total		43,123,548

	Shares	Value ($)
Telecommunication Services – 20.0%
Diversified Telecommunication Services – 16.9%
Brasil Telecom SA, ADR (Ordinary) (a)	199,977	1,985,772
Brasil Telecom SA, ADR (Preference) (a)	352,511	8,125,379
Deutsche Telekom AG, Registered Shares	3,845,600	51,714,135
France Telecom SA	1,838,170	40,661,417
Nippon Telegraph & Telephone Corp.	942,500	46,105,095
Portugal Telecom SGPS SA, ADR	2,177,276	25,474,129
Swisscom AG, ADR	688,200	30,372,744
Tele Norte Leste Participacoes SA, ADR	691,100	10,912,469
Telecom Corp. of New Zealand Ltd., ADR	1,486,604	11,759,038
Telecom Italia SpA	16,491,810	25,761,910
Telecom Italia SpA, Savings Shares	32,972,210	43,634,497
Telefonica SA, ADR	697,443	17,833,617
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	20,965,623
Diversified Telecommunication Services Total		335,305,825
Wireless Telecommunication Services – 3.1%
SK Telecom Co., Ltd.	160,077	23,134,417
SK Telecom Co., Ltd., ADR	617,639	10,864,270
Tim Participacoes SA, ADR	127,738	4,946,015
Vivo Participacoes SA, ADR	228,230	8,401,146
Vodafone Group PLC	4,677,390	13,253,412
Wireless Telecommunication Services Total		60,599,260
Telecommunication Services Total		395,905,085
Utilities – 2.6%
Electric Utilities – 2.6%
Centrais Electricas Brasileiras SA, ADR	2,512,340	35,876,215
Korea Electric Power Corp., ADR (a)	1,294,050	15,787,410
Electric Utilities Total		51,663,625
Utilities Total		51,663,625
Total Common Stocks (cost of $2,054,543,758)		1,957,691,862

See Accompanying Notes to Financial Statements.

31

Columbia International Value Master Portfolio

February 28, 2011

Short-Term Obligation – 0.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $4,357,594 (repurchase proceeds $4,271,009)	4,271,000	4,271,000
Total Short-Term Obligation (cost of $4,271,000)		4,271,000
Total Investments – 99.2% (cost of $2,058,814,758) (b)		1,961,962,862
Other Assets & Liabilities, Net – 0.8%		16,441,553
Net Assets – 100.0%		1,978,404,415

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,071,872,657.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Master Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Master Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Master Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Master Portfolio's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Master Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Master Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Master Portfolio's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$185,139,080	$—	$185,139,080
Consumer Staples	—	226,816,644	—	226,816,644
Energy	5,987,446	119,249,471	—	125,236,917
Financials	—	394,453,911	—	394,453,911
Health Care	—	232,115,772	—	232,115,772
Industrials	—	21,051,171	—	21,051,171
Information Technology	31,050,010	251,136,099	—	282,186,109
Materials	23,129,301	19,994,247	—	43,123,548
Telecommunication Services	121,267,458	274,637,627	—	395,905,085
Utilities	51,663,625	—	—	51,663,625
Total Common Stocks	233,097,840	1,724,594,022	—	1,957,691,862
Total Short-Term Obligation	—	4,271,000	—	4,271,000
Total Investments	$233,097,840	$1,728,865,022	$—	$1,961,962,862

The Master Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

32

Columbia International Value Master Portfolio

February 28, 2011

The Master Portfolio was invested in the following countries at February 28, 2011.

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$640,734,683	32.7
United Kingdom	292,873,107	14.9
France	240,698,133	12.3
Italy	163,308,643	8.3
Netherlands	152,252,936	7.8
Switzerland	126,152,447	6.4
Brazil	76,234,442	3.9
Germany	64,465,296	3.3
South Korea	49,786,097	2.5
Mexico	44,094,924	2.2
Sweden	30,674,039	1.6
Portugal	25,474,129	1.3
Finland	21,350,331	1.1
Spain	17,833,617	0.9
New Zealand	11,759,038	0.6
United States*	4,271,000	0.2
	$1,961,962,862	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

33

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 28, 2011

		($)
Assets	Investments, at identified cost	2,058,814,758
	Investments, at value	1,961,962,862
	Cash	125
	Foreign currency (cost of $162,588)	162,576
	Receivable for:
	Investments sold	27,683
	Dividends	17,705,723
	Interest	9
	Prepaid expenses	6,739
	Total Assets	1,979,865,717
Liabilities	Payable for:
	Investment advisory fee	1,166,090
	Administration fee	63,406
	Pricing and bookkeeping fees	13,748
	Trustees' fees	47,399
	Custody fee	108,000
	Interest payable	556
	Other liabilities	62,103
	Total Liabilities	1,461,302
	Net Assets	1,978,404,415

See Accompanying Notes to Financial Statements.

34

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	67,719,534
	Interest	11,354
	Foreign taxes withheld	(9,931,612)
	Total Investment Income	57,799,276
Expenses	Investment advisory fee	14,637,868
	Administration fee	798,419
	Pricing and bookkeeping fees	152,218
	Trustees' fees	44,752
	Custody fee	470,607
	Other expenses	134,413
	Expenses before interest expense	16,238,277
	Interest expense	8,620
	Total Expenses	16,246,897
	Custody earnings credits	(56)
	Net Expenses	16,246,841
	Net Investment Income	41,552,435
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(90,936,803)
	Foreign currency transactions	(222,752)
	Net realized loss	(91,159,555)
	Net change in unrealized appreciation (depreciation) on:
	Investments	326,454,629
	Foreign currency translations	35,955
	Net change in unrealized appreciation (depreciation)	326,490,584
	Net Gain	235,331,029
	Net Increase Resulting from Operations	276,883,464

See Accompanying Notes to Financial Statements.

35

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

	Year Ended February 28,
Increase (Decrease) in Net Assets	2011 ($)	2010 ($)
Operations Net investment income	41,552,435	54,408,130
Net realized loss on investments and foreign currency transactions	(91,159,555)	(188,165,255)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	326,490,584	712,243,777
Net Increase Resulting from Operations	276,883,464	578,486,652
Contributions	465,537,680	554,246,078
Withdrawals	(660,383,240)	(587,073,502)
Increase from regulatory settlements	—	494,889
Total Increase in Net Assets	82,037,904	546,154,117
Net Assets Beginning of period	1,896,366,511	1,350,212,394
End of period	1,978,404,415	1,896,366,511

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia International Value Master Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Period Ended February 29,		Year Ended March 31,
	2011	2010	2009	2008 (a)		2007	2006
Total return	16.11%	46.24%	(42.12)%	(6.79	)%(b)	20.95%	24.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.86%	0.87%	0.84%	0.81	%(d)	0.80%	0.80%
Interest expense (e)	—%	—%	—%	—	%(d)	—%	—%
Net expenses (c)	0.86%	0.87%	0.84%	0.81	%(d)	0.80%	0.80%
Net investment income (c)	2.21%	3.08%	3.58%	3.27	%(d)	1.66%	1.88%
Portfolio turnover rate	7%	22%	5%	24	%(b)	19%	20%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Notes to Financial Statements – Columbia International Value Master Portfolio
February 28, 2011

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the Master Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the Master Portfolio).

The following investors were invested in the Master Portfolio at February 28, 2011:

Columbia International Value Master Portfolio*:
Columbia International Value Fund (the Feeder Fund)	88.3%
Columbia Management Private Funds VII, LLC—International Value Fund	11.7%

*  The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Investment Objective

The Master Portfolio seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign

38

Columbia International Value Master Portfolio, February 28, 2011

currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Master Portfolio, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Tax

The Master Portfolio may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Master Portfolio level, at rates ranging from approximately 10% to 15%. The Master Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

39

Columbia International Value Master Portfolio, February 28, 2011

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Master Portfolio. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Master Portfolio and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Master Portfolio's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Master Portfolio under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.78% of the Master Portfolio's average daily net assets.

Subadvisory Fee

Brandes Investment Partners, L.P. (Brandes) has been retained by the Investment Manager to serve as the investment subadviser to the Master Portfolio. As the subadviser, and subject to the oversight of the Investment Manager and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. The Investment Manager, from the management fee it receives, pays Brandes a monthly subadvisory fee.

Prior to the Closing, Brandes provided subadvisory services to the Master Portfolio under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Master Portfolio and provides administrative and other services to the Master Portfolio, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.05% of the Master Portfolio's average daily net assets, less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Master Portfolio at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Master Portfolio entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Master Portfolio's securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

40

Columbia International Value Master Portfolio, February 28, 2011

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager and/or some of the Master Portfolio's other service providers voluntarily agreed to waive fees and/or reimburse the Master Portfolio for certain expenses so that the Master Portfolio's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. These arrangements may be modified or terminated by the Investment Manager at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Master Portfolio's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Master Portfolio are employees of the Investment Manager or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations. The Master Portfolio does not bear any of the expenses associated with the Chief Compliance Officer.

Trustees are compensated for their services to the Master Portfolio, as set forth on the Statement of Operations. The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $56 for the Master Portfolio.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $134,156,994 and $260,863,452, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Master Portfolio received payments totaling $494,889, resulting from certain regulatory settlements with third parties that the Master Portfolio had participated in during the year. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by the Master Portfolio is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

41

Columbia International Value Master Portfolio, February 28, 2011

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,570,690 at a weighted average interest rate of 1.49%.

Note 8. Federal Tax information

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$274,210,695
Unrealized depreciation	(384,120,490)
Net unrealized depreciation	$(109,909,795)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to passive foreign investment company (PFICs) adjustments and deferral of losses from wash sales.

Management is required to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Master Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of

42

Columbia International Value Master Portfolio, February 28, 2011

the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

43

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Master Portfolio") at February 28, 2011, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

44

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

45

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

46

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

47

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

48

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows1:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

1  As described in the proxy statement for the meeting, Columbia International Value Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio (Master Portfolio), which is a fund series of Columbia Funds Master Investment Trust, LLC (Master Trust). As an interestholder in Master Trust, Columbia International Value Fund was asked to elect the Trustees of Master Trust's Board of Trustees. As an interest holder, the Columbia International Value Fund "passed through" its vote on the Master Portfolio and Master Trust proposals to its shareholders. The proposal on behalf of Master Portfolio and Master Trust was approved.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

53

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia International Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1681 A (04/11)

Columbia Marsico Global Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Shareholder Meeting Results	35

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico Global Fund

Summary

■  For the 12-month period ended February 28, 2011, the fund's Class A shares returned 30.23% without sales charge.

■  The fund significantly outperformed both its benchmark, the MSCI All Country World Index (Net)1, and its peer group average, the Lipper Global Large-Cap Classification.2

■  Stock selection plus an overweight relative to the index in the consumer discretionary sector aided the fund's strong results as did stock selection in information technology, financials and industrials.

Portfolio Management

Corydon J. Gilchrist has co-managed the fund since 2008. He is associated with Marsico Capital Management, LLC (MCM), investment subadviser to the fund.

James G. Gendelman has co-managed the fund since 2008. He is associated with MCM, investment subadviser to the fund.

Thomas F. Marsico has co-managed the fund since 2008. He is associated with MCM, investment subadviser to the fund.

Columbia Management Investment Advisers, LLC (CMIA) retained MCM to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, MCM makes the investment decisions and manages all or a portion of the fund. MCM is an investment adviser registered with the Securities and Exchange Commission. MCM is not affiliated with CMIA.

1The Morgan Stanley Capital International (MSCI) All Country World Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+30.23%

Class A shares (without sales charge)

+21.54%

MSCI All Country World Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Marsico Global Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least, for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a broad gauge of stock market performance in foreign developed markets, gained 20.00% (in

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

2

Economic Update (continued) – Columbia Marsico Global Fund

U.S. dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/30/08 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/30/08 – 02/28/11 ($)

Sales charge	without	with
Class A	10,261	9,671
Class C	10,047	10,047
Class R	10,194	n/a
Class Z	10,338	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
1-year	30.23	22.72	29.14	28.14	29.94	30.47
Life	0.91	–1.17	0.17	0.17	0.68	1.18

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Marsico Global Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,284.30	1,016.86	9.06	8.00	1.60
Class C	1,000.00	1,000.00	1,279.90	1,013.14	13.28	11.73	2.35
Class R	1,000.00	1,000.00	1,283.00	1,015.62	10.47	9.25	1.85
Class Z	1,000.00	1,000.00	1,286.80	1,018.10	7.65	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	10.16
Class C	10.04
Class R	10.13
Class Z	10.20

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.06
Class C	0.01
Class R	0.04
Class Z	0.08

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 30.23% without sales charge. The fund's return was notably higher than the 21.54% return of its benchmark, the MSCI All Country World Index (Net), as well as the 21.31% average return of its peer group, the Lipper Global Large-Cap Growth Funds Classification. Stock selection within consumer discretionary plus a meaningful emphasis on the sector benefited returns. Stock selection within health care detracted from performance as did the impact of currency fluctuations during the period.

Consumer discretionary, stock selection were positive

The fund had significantly more exposure than the index to the consumer discretionary sector, which was a strong performer during the period. This emphasis had a positive impact on performance, which was augmented by positive stock selection in the sector. Apparel and retailing positions performed well, including Swiss luxury goods provider Compagnie Financiere Richemont (4.1% of net assets), Canada-based athletic apparel company Lululemon Athletica (0.7% of net assets), Spanish fashion clothing manufacturer Inditex (4.1% of net assets) and Internet retailer Amazon.com (2.6% of net assets). Casino operator Wynn Macau and restaurant operator Chipotle Mexican Grill (2.8% and 0.4% of net assets, respectively) also generated solid results. Within the technology sector, China-based stocks Youku.com, an Internet video company and Baidu, China's leading Internet search firm, recorded sizable gains before being sold from the portfolio. Apple, maker of the iPad and iPod, and restaurant reservations software company OpenTable (2.8% and 1.0% of net assets, respectively), were also leading technology sector performers.

Stock selection in the financials and industrials sectors also aided performance. Swiss bank Julius Baer Group (3.0% of net assets) had solid gains. Several financials holdings tied to emerging markets also performed well, notably BR Malls Participacoes (2.8% of net assets), a Brazilian shopping mall management company. Chinese insurer Ping An Insurance had strong price gains before being sold from the fund. In industrials, standout performers included Netherlands-based global industrial technology company Sensata Technologies and global transportation firm Kuehne & Nagel International (2.7% and 1.9% of net assets, respectively).

Individual stocks, currency restrain results

Stock selection in the financials sector was generally strong, however, several individual holdings posted negative returns for the period. Spain-based bank Banco Bilbao Vizcaya Argentaria struggled due to funding cost pressures and was sold. London-headquartered HSBC Holdings and Illinois-based First Midwest Bancorp both posted double-digit declines and were sold.

Stock selection in the health care sector detracted from the fund's strong returns. Shares of Intuitive Surgical (3.7% of net assets) lost ground during the period. The firm, which makes a robotic system for assisting in minimally invasive surgeries, experienced slower growth in the number of surgical procedures using its systems. We maintained the fund's position in the company because we believe there are compelling market opportunities for increased use of its da Vinci Surgical System in hysterectomy, prostate and cardiac surgical procedures.

6

Portfolio Managers' Report (continued) – Columbia Marsico Global Fund

Currency management is not a central facet of the fund's investment process, but fluctuations in major world currencies can affect performance and did so as currency movements turned turbulent during the period. The fund was hurt by having little exposure to securities of companies traded in the Australian dollar, which strengthened during this time frame. This was partially offset by the fund's overweight in securities denominated in the Swiss franc, which was another strong-performer during the period.

Fund positioning

During the period, we increased the fund's exposure to consumer discretionary and industrials companies, while decreasing holdings in health care and consumer staples. At the end of the period, the fund remained overweight relative to the benchmark in the consumer discretionary, financials and information technology sectors. It had little or no exposure to the utilities and telecommunications services sectors. The fund's most significant country allocations were to the United States, Switzerland and Brazil.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/11 (%)

Consumer Discretionary	30.8
Financials	23.7
Information Technology	14.5
Industrials	8.1
Materials	7.0

Top 10 holdings

as of 02/28/11 (%)

Wells Fargo	4.8
Compagnie Financiere Richemont	4.1
PNC Financial Services Group	4.1
Inditex	4.1
OGX Petroleo e Gas Participacoes	3.9
Li & Fung	3.9
Intuitive Surgical	3.7
Walt Disney	3.2
Barclays PLC	3.1
Julius Baer Group	3.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico Global Fund

February 28, 2011

Common Stocks – 95.9%
	Shares	Value ($)
Consumer Discretionary – 30.8%
Automobiles – 5.0%
Bayerische Motoren Werke AG	2,159	175,124
General Motors Co. (a)	7,137	239,304
Automobiles Total		414,428
Distributors – 3.9%
Li & Fung Ltd.	52,000	316,378
Distributors Total		316,378
Diversified Consumer Services – 0.9%
Anhanguera Educacional Participacoes SA	3,500	78,255
Diversified Consumer Services Total		78,255
Hotels, Restaurants & Leisure – 5.2%
Chipotle Mexican Grill, Inc. (a)	124	30,380
Starwood Hotels & Resorts Worldwide, Inc.	2,695	164,664
Wynn Macau Ltd.	84,527	228,426
Hotels, Restaurants & Leisure Total		423,470
Internet & Catalog Retail – 2.8%
Amazon.com, Inc. (a)	1,233	213,666
MakeMyTrip Ltd. (a)	595	15,738
Internet & Catalog Retail Total		229,404
Media – 3.2%
Walt Disney Co.	5,993	262,134
Media Total		262,134
Specialty Retail – 5.0%
Inditex SA	4,589	332,207
Rue21, Inc. (a)	2,139	74,908
Specialty Retail Total		407,115
Textiles, Apparel & Luxury Goods – 4.8%
Compagnie Financiere Richemont SA	5,915	338,373
Lululemon Athletica, Inc. (a)	709	55,011
Textiles, Apparel & Luxury Goods Total		393,384
Consumer Discretionary Total		2,524,568
Consumer Staples – 2.7%
Beverages – 0.9%
Anheuser-Busch InBev NV	1,303	72,669
Beverages Total		72,669

	Shares	Value ($)
Food Products – 1.8%
Nestle SA, Registered Shares	2,650	150,027
Food Products Total		150,027
Consumer Staples Total		222,696
Energy – 5.4%
Oil, Gas & Consumable Fuels – 5.4%
Amyris, Inc. (a)	1,115	36,226
OGX Petroleo e Gas Participacoes SA (a)	27,500	321,478
Ultra Petroleum Corp. (a)	1,773	80,406
Oil, Gas & Consumable Fuels Total		438,110
Energy Total		438,110
Financials – 23.7%
Capital Markets – 5.0%
Julius Baer Group Ltd.	5,564	249,425
State Street Corp.	3,623	162,020
Capital Markets Total		411,445
Commercial Banks – 12.6%
Barclays PLC	49,402	256,873
ICICI Bank Ltd., ADR	1,140	49,430
PNC Financial Services Group, Inc.	5,401	333,242
Wells Fargo & Co.	12,148	391,894
Commercial Banks Total		1,031,439
Diversified Financial Services – 1.5%
Citigroup, Inc. (a)	25,841	120,936
Diversified Financial Services Total		120,936
Real Estate Management & Development – 4.6%
BR Malls Participacoes SA	24,200	230,539
BR Properties SA	6,200	65,957
Hang Lung Properties Ltd.	20,000	85,682
Real Estate Management & Development Total		382,178
Financials Total		1,945,998
Health Care – 3.7%
Health Care Equipment & Supplies – 3.7%
Intuitive Surgical, Inc. (a)	927	304,010
Health Care Equipment & Supplies Total		304,010
Health Care Total		304,010

See Accompanying Notes to Financial Statements.

8

Columbia Marsico Global Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Industrials – 8.1%
Aerospace & Defense – 2.6%
Precision Castparts Corp.	1,480	209,790
Aerospace & Defense Total		209,790
Electrical Equipment – 2.7%
Sensata Technologies Holding NV (a)	6,795	224,914
Electrical Equipment Total		224,914
Marine – 1.9%
Kuehne & Nagel International AG	1,132	152,176
Marine Total		152,176
Transportation Infrastructure – 0.9%
LLX Logistica SA (a)	28,600	78,041
Transportation Infrastructure Total		78,041
Industrials Total		664,921
Information Technology – 14.5%
Communications Equipment – 0.9%
Acme Packet, Inc. (a)	914	68,769
Communications Equipment Total		68,769
Computers & Peripherals – 2.8%
Apple, Inc. (a)	652	230,293
Computers & Peripherals Total		230,293
Internet Software & Services – 3.2%
MercadoLibre, Inc. (a)	2,453	161,358
OpenTable, Inc. (a)	894	79,450
Velti PLC (a)	1,619	21,921
Internet Software & Services Total		262,729
Software – 7.6%
ANSYS, Inc. (a)	2,188	123,228
AutoNavi Holdings Ltd., ADR (a)	1,000	15,900
Informatica Corp. (a)	2,873	135,060
Nuance Communications, Inc. (a)	5,013	93,543
Oracle Corp.	4,319	142,095
Salesforce.com, Inc. (a)	875	115,736
Software Total		625,562
Information Technology Total		1,187,353
Materials – 7.0%
Chemicals – 5.1%
Monsanto Co.	3,000	215,670
Novozymes A/S, Class B	1,427	199,537
Chemicals Total		415,207

	Shares	Value ($)
Metals & Mining – 1.9%
BHP Billiton PLC	3,949	156,223
Metals & Mining Total		156,223
Materials Total		571,430
Total Common Stocks (cost of $6,262,791)		7,859,086
Short-Term Obligation – 8.0%
	Par ($)
Repurchase agreement with State Street Bank and Trust Co., dated 02/28/11, due 03/01/11 at 0.060%, collateralized by a U.S. Treasury obligation maturing 08/15/39, market value $675,844 (repurchase proceeds $660,001)	660,000	660,000
Total Short-Term Obligation (cost of $660,000)		660,000
Total Investments – 103.9% (cost of $6,922,791) (b)		8,519,086
Other Assets & Liabilities, Net – (3.9)%		(323,584)
Net Assets – 100.0%		8,195,502

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $7,029,406.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

See Accompanying Notes to Financial Statements.

9

Columbia Marsico Global Fund

February 28, 2011

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$1,134,060	$1,390,508	$—	$2,524,568
Consumer Staples	—	222,696	—	222,696
Energy	438,110	—	—	438,110
Financials	1,354,018	591,980	—	1,945,998
Health Care	304,010	—	—	304,010
Industrials	512,745	152,176	—	664,921
Information Technology	1,187,353	—	—	1,187,353
Materials	215,670	355,760	—	571,430
Total Common Stocks	5,145,966	2,713,120	—	7,859,086
Total Short-Term Obligation	—	660,000	—	660,000
Total Investments	$5,145,966	$3,373,120	$—	$8,519,086

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

  There were no significant transfers of financial assets between Level 1 and 2 during the period.

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$4,639,126	54.5
Switzerland	890,001	10.4
Brazil	774,269	9.1
United Kingdom	435,017	5.1
Spain	332,208	3.9
Bermuda	316,378	3.7
Cayman Islands	244,326	2.9
Netherlands	224,914	2.6
Denmark	199,537	2.3
Germany	175,124	2.1
Hong Kong	85,682	1.0
Canada	80,405	0.9
Belgium	72,669	0.9
India	49,430	0.6
	$8,519,086	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Marsico Global Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	6,922,791
	Investments, at value	8,519,086
	Cash	712
	Foreign currency (cost of $436)	436
	Receivable for:
	Fund shares sold	9,996
	Dividends	2,580
	Interest	1
	Foreign tax reclaims	4,977
	Expense reimbursement due from Investment Manager	21,950
	Prepaid expenses	21
	Total Assets	8,559,759
Liabilities	Payable for:
	Investments purchased	201,510
	Fund shares repurchased	5,364
	Investment advisory fee	4,948
	Pricing and bookkeeping fees	6,369
	Transfer agent fee	273
	Trustees' fees	18,603
	Audit fee	38,850
	Legal fee	30,047
	Custody fee	6,059
	Distribution and service fees	2,669
	Chief compliance officer expenses	130
	Reports to shareholders	39,553
	Other liabilities	9,882
	Total Liabilities	364,257
	Net Assets	8,195,502
Net Assets Consist of	Paid-in capital	7,731,802
	Overdistributed net investment income	(74,637)
	Accumulated net realized loss	(1,058,598)
	Net unrealized appreciation (depreciation) on:
	Investments	1,596,295
	Foreign currency translations	640
	Net Assets	8,195,502

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico Global Fund
February 28, 2011

Class A	Net assets	$3,342,972
	Shares outstanding	328,891
	Net asset value per share	$10.16	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.16/0.9425)	$10.78	(b)
Class C	Net assets	$2,051,143
	Shares outstanding	204,240
	Net asset value and offering price per share	$10.04	(a)
Class R	Net assets	$1,244,595
	Shares outstanding	122,891
	Net asset value, offering and redemption price per share	$10.13
Class Z	Net assets	$1,556,792
	Shares outstanding	152,626
	Net asset value, offering and redemption price per share	$10.20

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Marsico Global Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	68,343
	Interest	226
	Foreign taxes withheld	(3,757)
	Total Investment Income	64,812
Expenses	Investment advisory fee	51,004
	Distribution fee:
	Class C	12,509
	Class R	5,449
	Service fee:
	Class C	4,170
	Distribution and service fee—Class A	5,788
	Transfer agent fee	3,498
	Pricing and bookkeeping fees	50,506
	Trustees' fees	26,733
	Custody fee	19,659
	Registration fees	55,500
	Audit fee	47,893
	Legal fees	35,000
	Reports to shareholders	32,750
	Chief compliance officer expenses	883
	Other expenses	4,252
	Total Expenses	355,594
	Fees waived or expenses reimbursed by Investment Manager	(241,606)
	Expense reductions	(5)
	Net Expenses	113,983
	Net Investment Loss	(49,171)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain (loss) on:
	Investments	988,871
	Foreign currency transactions	(11,595)
	Net realized gain	977,276
	Net change in unrealized appreciation (depreciation) on:
	Investments	751,753
	Foreign currency translations	487
	Net change in unrealized appreciation (depreciation)	752,240
	Net Gain	1,729,516
	Net Increase Resulting from Operations	1,680,345

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Marsico Global Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment loss	(49,171)	(27,053)
	Net realized gain on investments and foreign currency transactions	977,276	112,045
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	752,240	1,805,713
	Net increase resulting from operations	1,680,345	1,890,705
Distributions to Shareholders	From net investment income:
	Class A	(17,012)	(7,179)
	Class C	(1,385)	—
	Class R	(5,206)	(1,931)
	Class Z	(11,746)	(6,194)
	Total distributions to shareholders	(35,349)	(15,304)
	Net Capital Stock Transactions	1,014,017	334,429
	Redemption fees	—	10
	Total increase in net assets	2,659,013	2,209,840
Net Assets	Beginning of period	5,536,489	3,326,649
	End of period	8,195,502	5,536,489
	Overdistributed net investment income at end of period	(74,637)	(26,339)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico Global Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	250,144	2,329,236	60,337	431,019
Distributions reinvested	545	5,311	893	6,994
Redemptions	(175,146)	(1,567,235)	(31,342)	(199,132)
Net increase	75,543	767,312	29,888	238,881
Class C
Subscriptions	154,538	1,403,639	33,090	250,189
Distributions reinvested	37	361	—	—
Redemptions	(133,690)	(1,210,582)	(28,904)	(177,715)
Net increase	20,885	193,418	4,186	72,474
Class R
Subscriptions	122,480	1,123,354	375	2,449
Distributions reinvested	3	28	247	1,931
Redemptions	(125,246)	(1,148,510)	—	—
Net increase (decrease)	(2,763)	(25,128)	622	4,380
Class Z
Subscriptions	134,998	1,249,198	1,980	13,500
Distributions reinvested	149	1,454	789	6,194
Redemptions	(126,780)	(1,172,237)	(157)	(1,000)
Net increase	8,367	78,415	2,612	18,694

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 28,
Class A Shares	2011		2010		2009 (a)
Net Asset Value, Beginning of Period	$7.85		$4.98		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.05)		(0.03)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.42		2.93		(5.03)
Total from investment operations	2.37		2.90		(5.02)
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.03)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$10.16		$7.85		$4.98
Total return (d)(e)	30.23%		58.22%		(50.20	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.60	%(g)	1.60	%(g)	1.60	%(h)(i)
Waiver/Reimbursement	3.78%		3.84%		7.19	%(h)
Net investment income (loss)	(0.59	)%(g)	(0.42	)%(g)	0.09	%(h)(i)
Portfolio turnover rate	104%		137%		168	%(f)
Net assets, end of period (000s)	$3,343		$1,990		$1,113

(a)  Class A shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 28,
Class C Shares	2011		2010		2009 (a)
Net Asset Value, Beginning of Period	$7.78		$4.95		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.12)		(0.08)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.39		2.91		(5.01)
Total from investment operations	2.27		2.83		(5.05)
Less Distributions to Shareholders:
From net investment income	(0.01)		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$10.04		$7.78		$4.95
Total return (d)(e)	29.14%		57.17%		(50.50	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.35	%(g)	2.35	%(g)	2.35	%(h)(i)
Waiver/Reimbursement	3.78%		3.84%		7.19	%(h)
Net investment loss	(1.33	)%(g)	(1.15	)%(g)	(0.63	)%(h)(i)
Portfolio turnover rate	104%		137%		168	%(f)
Net assets, end of period (000s)	$2,051		$1,426		$886

(a)  Class C shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 28,
Class R Shares	2011		2010		2009 (a)
Net Asset Value, Beginning of Period	$7.83		$4.97		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.07)		(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.41		2.93		(5.02)
Total from investment operations	2.34		2.88		(5.03)
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.02)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$10.13		$7.83		$4.97
Total return (d)(e)	29.94%		57.86%		(50.30	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.85	%(g)	1.85	%(g)	1.85	%(h)(i)
Waiver/Reimbursement	3.78%		3.84%		7.19	%(h)
Net investment loss	(0.82	)%(g)	(0.62	)%(g)	(0.12	)%(h)(i)
Portfolio turnover rate	104%		137%		168	%(f)
Net assets, end of period (000s)	$1,245		$984		$621

(a)  Class R shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 28,
Class Z Shares	2011		2010		2009 (a)
Net Asset Value, Beginning of Period	$7.88		$4.99		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)		(0.01)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.43		2.94		(5.03)
Total from investment operations	2.40		2.93		(5.01)
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.04)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$10.20		$7.88		$4.99
Total return (d)(e)	30.47%		58.79%		(50.10	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.35	%(g)	1.35	%(g)	1.35	%(h)(i)
Waiver/Reimbursement	3.78%		3.84%		7.19	%(h)
Net investment income (loss)	(0.33	)%(g)	(0.13	)%(g)	0.35	%(h)(i)
Portfolio turnover rate	104%		137%		168	%(f)
Net assets, end of period (000s)	$1,557		$1,136		$707

(a)  Class Z shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Marsico Global Fund
February 28, 2011

Note 1. Organization

Columbia Marsico Global Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

20

Columbia Marsico Global Fund, February 28, 2011

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income

21

Columbia Marsico Global Fund, February 28, 2011

taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Fee note below). The management fee is based on the annual rate of 0.80% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

Subadvisory Fee

Marsico has been retained by the Investment Manager to serve as the investment subadviser to the Fund. As the subadviser, and subject to the oversight of the Investment Manager and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The Investment Manager, from the management fee it receives, pays Marsico a monthly subadvisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Assets up to $1.5 billion	0.45%
Assets in excess of $1.5 billion and up to $3 billion	0.40%
Assets in excess of $3 billion	0.35%

Prior to the Closing, Marsico provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees

22

Columbia Marsico Global Fund, February 28, 2011

note below (Pricing and Bookkeeping fees). In the event the administration fee paid to the Investment Manager is not sufficient to cover the Pricing and Bookkeeping fees, the Investment Manager pays the additional Pricing and Bookkeeping fees on behalf of the Fund. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class was 0.05% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $2,241 and net CDSC fees paid by shareholders on certain redemptions of Class C shares amounted to $42, respectively.

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class C shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The

23

Columbia Marsico Global Fund, February 28, 2011

Trust has also adopted a distribution plan for Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class C Shareholder Servicing Plan	0.25%	0.25%
Class C Distribution Plan	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.60%, 2.35%, 1.85% and 1.35% of the Fund's average daily net assets attributable to Class A, Class C, Class R and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.35% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At February 28, 2011, the amounts potentially recoverable by the Investment Manager pursuant to this arrangement were as follows:

			Total	Amount	Amount Recovered During the
	Amount of Potential Recovery Expiring:		Potential	Expired	Year Ended
02/28/2014	02/28/2013	02/29/2012	Recovery	02/28/2011	02/28/2011
$216,675	$178,993	$272,206	$667,874	$—	$—

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were

24

Columbia Marsico Global Fund, February 28, 2011

employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $73.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $5 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $7,264,651 and $6,309,946, respectively, for the year ended February 28, 2011.

Note 6. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 71.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains

25

Columbia Marsico Global Fund, February 28, 2011

available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$36,222	$(36,222)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$35,349	$15,304

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$8,900	$86,952	$1,489,680

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to passive foreign investment companies (PFIC) adjustment and deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,518,138
Unrealized depreciation	(28,458)
Net unrealized appreciation	$1,489,680

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$1,122,487

Capital loss carryforwards of $756,639 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may

26

Columbia Marsico Global Fund, February 28, 2011

result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the

27

Columbia Marsico Global Fund, February 28, 2011

Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Global Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Global Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

29

Federal Income Tax Information (Unaudited) – Columbia Marsico Global Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended February 28, 2011, $91,300, or, if subsequently determined to be different, the net capital gain of such year.

26.06% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

35

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Global Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico Global Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1686 A (04/11)

Columbia Marsico International Opportunities Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Managers' Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Shareholder Meeting Results	37

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico International Opportunities Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 21.39% without sales charge.

■  The fund's return was slightly higher than the return of its benchmark, the MSCI EAFE Index (Net)1 and slightly less than its peer group, the Lipper International Large-Cap Growth Fund Classification.2

■  Strong stock selection aided performance. An overweight in the strong-performing consumer discretionary sector also aided results. Stock selection and the impact of currency in the financial sector detracted from performance.

Portfolio Management

James G. Gendelman has managed the fund since 2000. He is associated with Marsico Capital Management, LLC (MCM), investment subadviser to the fund. In 2010, Munish Malhotra joined James G. Gendelman as co-manager of the fund.

Columbia Management Investment Advisers, LLC (CMIA) retained MCM to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, MCM makes the investment decisions and manages all or a portion of the fund. MCM is an investment adviser registered with the Securities and Exchange Commission. MCM is not affiliated with CMIA.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+21.39%

Class A shares (without sales charge)

+20.00%

MSCI EAFE Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Marsico International Opportunities Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least, for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a broad gauge of stock market performance in foreign developed markets, gained 20.00% (in U.S. dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Performance Information – Columbia Marsico International Opportunities Fund

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge:	without	with
Class A	19,374	18,253
Class B	17,975	17,975
Class C	17,975	17,975
Class I	n/a	n/a
Class R	19,139	n/a
Class Z	19,858	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	Z
Inception	08/01/00		08/01/00		08/01/00		09/27/10	01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without	without
1-year	21.39	14.41	20.50	15.50	20.60	19.60	n/a	21.08	21.75
5-year	1.71	0.51	0.95	0.63	0.95	0.95	n/a	1.46	1.96
10-year/Life	6.84	6.20	6.04	6.04	6.04	6.04	10.44	6.71	7.10

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

3

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,227.40		1,017.01	8.67		7.85	1.57
Class B	1,000.00	1,000.00	1,223.00		1,013.29	12.79		11.58	2.32
Class C	1,000.00	1,000.00	1,222.80		1,013.29	12.79		11.58	2.32
Class I	1,000.00	1,000.00	1,014.20	*	1,019.34	4.67	*	5.51	1.10
Class R	1,000.00	1,000.00	1,225.50		1,015.77	10.04		9.10	1.82
Class Z	1,000.00	1,000.00	1,229.10		1,018.25	7.30		6.61	1.32

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I shares commenced operations on September 27, 2010.

4

Portfolio Managers' Report – Columbia Marsico International Opportunities Fund

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 21.39% without sales charge. The fund's benchmark, the MSCI EAFE Index (Net), returned 20.00%. The average return of the funds in its peer group, the Lipper International Large-Cap Growth Funds Classification, was 21.72%. Strong stock selection plus an overweight in the consumer discretionary sector aided results. Stock selection and the impact of currency fluctuations resulted in disappointments in the financials sector.

Stock selection mostly strong

The fund had more exposure than the index to the consumer discretionary sector, which aided performance against that measure. Stock selection was also strong. Retail and apparel holdings performed well, including Swiss watch manufacturer Swatch (3.0% of net assets), fashion clothing manufacturer Inditex (2.4% of net assets), Japanese Internet retailer DeNA (1.2% of net assets) and Hong Kong-based manufacturer, exporter and distributor of retail goods Li & Fung (3.4% of net assets). Brazilian real estate developer PDG Realty SA Empreendimentos e Participacoes also appreciated strongly before being sold from the portfolio.

Stock selection in the information technology, materials and industrials sectors also contributed positively to results. Strong technology performers included Taiwan-based wireless handheld device firm HTC (sold from the fund) and Chinese Internet search company Baidu (1.0% of net assets). In materials, BASF (3.3% of net assets), a German chemicals company, and Teck Resources (1.2% of net assets), a Canadian mining firm, posted strong gains. In industrials, French electrical distribution and equipment firm Schneider Electric (2.7% of net assets) appreciated strongly.

In health care, Novo-Nordisk (2.6% of net assets), based in Denmark, had a positive impact on the fund's return. The company recorded solid results from robust sales of its diabetes treatment products. The fund had less exposure than the index to utilities, which aided its return because utilities was among the benchmark's weakest-performing sectors.

Currency impact, stock-specific disappointments

Active currency management is not a central facet of the fund's investment process, but fluctuations in major world currencies can affect performance. During this 12-month period, the fund had little exposure to companies that trade in the Japanese yen and the Australian dollar, both of which appreciated substantially compared to the U.S. dollar and many other major world currencies. This positioning detracted from the fund's returns relative to the index. Stock selection in the financials sector was disappointing. Spain-based Banco Bilbao Vizcaya Argentaria (1.0% of net assets) struggled due to funding cost pressure in Spain. Japanese bank Mizuho Financial Group and France-based global insurer AXA lost ground and were sold.

An underweight in the telecommunications sector, which was a relatively strong performer, detracted from the fund's relative performance. In addition, wireless communications firm Research in Motion declined sharply on disappointing sales results in North American markets. We sold the stock.

Portfolio changes

We increased the fund's stakes in the consumer discretionary and industrials sectors during the period, while decreasing allocations to health care and information technology. Consumer

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	11.96
Class B	11.35
Class C	11.36
Class I	12.14
Class R	11.94
Class Z	12.15

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.17
Class B	0.11
Class C	0.11
Class I	0.20
Class R	0.15
Class Z	0.20

5

Portfolio Managers' Report (continued) – Columbia Marsico International Opportunities Fund

Top 5 sectors

as of 02/28/11 (%)

Consumer Discretionary	21.5
Financials	18.2
Industrials	17.8
Consumer Staples	10.5
Materials	10.5

Top 10 holdings

as of 02/28/11 (%)

OGX Petroleo e Gas Participacoes	4.4
Li & Fung	3.4
BASF SE	3.3
Swatch Group	3.0
Schneider Electric	2.7
Nestle	2.7
Anheuser-Busch InBev	2.6
Novo-Nordisk	2.6
Canadian National Railway	2.6
Honda Motors	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

discretionary and industrials remain two of the fund's primary sector allocations, along with financials, consumer staples and materials. The fund has little to no exposure to utilities. The most significant country allocations were to Japan, the United Kingdom, France, Germany, Switzerland and Brazil. However, the fund's exposure to both Japan and the United Kingdom are significantly lighter than the benchmark MSCI EAFE Index (Net).

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 28, 2011

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 21.5%
Automobiles – 2.5%
Honda Motor Co., Ltd.	674,300	29,427,919
Automobiles Total		29,427,919
Distributors – 3.4%
Li & Fung Ltd.	6,678,000	40,630,206
Distributors Total		40,630,206
Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	348,600	7,794,158
Diversified Consumer Services Total		7,794,158
Hotels, Restaurants & Leisure – 1.6%
Accor SA	395,673	18,605,254
Hotels, Restaurants & Leisure Total		18,605,254
Internet & Catalog Retail – 1.2%
DeNA Co., Ltd.	372,600	14,461,249
Internet & Catalog Retail Total		14,461,249
Media – 3.5%
Naspers Ltd., Class N	391,976	22,516,453
Publicis Groupe SA	338,596	19,313,593
Media Total		41,830,046
Specialty Retail – 3.4%
Inditex SA	397,679	28,788,846
Yamada Denki Co., Ltd.	154,440	11,797,457
Specialty Retail Total		40,586,303
Textiles, Apparel & Luxury Goods – 5.2%
Adidas AG	208,681	13,390,573
Pandora A/S (a)	212,919	12,413,379
Swatch Group AG	81,995	34,903,695
Textiles, Apparel & Luxury Goods Total		60,707,647
Consumer Discretionary Total		254,042,782
Consumer Staples – 10.5%
Beverages – 3.7%
Anheuser-Busch InBev NV	556,016	31,009,387
Pernod-Ricard SA	132,414	12,207,836
Beverages Total		43,217,223
Food & Staples Retailing – 3.1%
FamilyMart Co., Ltd.	407,000	15,414,388
Tesco PLC	3,186,583	20,938,631
Food & Staples Retailing Total		36,353,019

	Shares	Value ($)
Food Products – 2.6%
Nestle SA, Registered Shares	552,640	31,287,121
Food Products Total		31,287,121
Household Products – 1.1%
Reckitt Benckiser Group PLC	254,898	13,135,676
Household Products Total		13,135,676
Consumer Staples Total		123,993,039
Energy – 7.0%
Oil, Gas & Consumable Fuels – 7.0%
CNOOC Ltd.	5,507,300	12,559,959
OGX Petroleo e Gas Participacoes SA (a)	4,395,500	51,383,865
Tullow Oil PLC	784,803	18,320,690
Oil, Gas & Consumable Fuels Total		82,264,514
Energy Total		82,264,514
Financials – 18.2%
Capital Markets – 1.6%
Julius Baer Group Ltd.	416,275	18,660,913
Capital Markets Total		18,660,913
Commercial Banks – 9.1%
Banco Bilbao Vizcaya Argentaria SA	932,754	11,514,878
Barclays PLC	5,400,737	28,081,876
BNP Paribas	204,975	16,003,949
HSBC Holdings PLC	625,065	6,889,403
ICICI Bank Ltd., ADR	548,542	23,784,781
Standard Chartered PLC	775,038	20,499,218
Commercial Banks Total		106,774,105
Diversified Financial Services – 3.2%
Citigroup, Inc. (a)	6,230,117	29,156,947
Criteria Caixacorp SA	1,270,423	9,195,115
Diversified Financial Services Total		38,352,062
Real Estate Management & Development – 4.3%
BR Malls Participacoes SA	2,521,400	24,019,828
Hang Lung Properties Ltd.	3,353,000	14,364,516
Sumitomo Realty & Development Co., Ltd.	445,000	12,000,931
Real Estate Management & Development Total		50,385,275
Financials Total		214,172,355

See Accompanying Notes to Financial Statements.

7

Columbia Marsico International Opportunities Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Health Care – 2.6%
Pharmaceuticals – 2.6%
Novo-Nordisk A/S, Class B	244,055	30,738,373
Pharmaceuticals Total		30,738,373
Health Care Total		30,738,373
Industrials – 17.8%
Aerospace & Defense – 1.1%
Rolls-Royce Group PLC (a)	1,331,571	13,355,995
Aerospace & Defense Total		13,355,995
Building Products – 1.7%
Assa Abloy AB, Class B	445,075	12,459,233
Daikin Industries Ltd.	218,324	7,412,740
Building Products Total		19,871,973
Electrical Equipment – 4.4%
Schneider Electric SA	192,638	31,873,111
Sensata Technologies Holding N.V. (a)	588,413	19,476,470
Electrical Equipment Total		51,349,581
Industrial Conglomerates – 2.0%
Siemens AG, Registered Shares	179,567	24,182,164
Industrial Conglomerates Total		24,182,164
Machinery – 4.1%
FANUC Ltd.	122,600	19,151,240
Komatsu Ltd.	950,500	29,160,070
Machinery Total		48,311,310
Road & Rail – 2.6%
Canadian National Railway Co.	417,229	30,570,369
Road & Rail Total		30,570,369
Trading Companies & Distributors – 1.9%
Marubeni Corp.	2,911,000	22,343,495
Trading Companies & Distributors Total		22,343,495
Industrials Total		209,984,887
Information Technology – 7.8%
Internet Software & Services – 3.4%
Baidu, Inc., ADR (a)	93,600	11,340,576
MercadoLibre, Inc. (a)	192,130	12,638,311
Sina Corp. (a)	194,446	15,880,405
Internet Software & Services Total		39,859,292

	Shares	Value ($)
Office Electronics – 1.5%
Canon, Inc.	359,600	17,390,036
Office Electronics Total		17,390,036
Semiconductors & Semiconductor Equipment – 2.9%
ARM Holdings PLC	1,387,395	13,915,923
ASML Holding NV	471,520	20,466,950
Semiconductors & Semiconductor Equipment Total		34,382,873
Information Technology Total		91,632,201
Materials – 10.5%
Chemicals – 6.1%
BASF SE	463,819	38,569,230
LyondellBasell Industries NV, Class A (a)	573,435	21,836,405
Novozymes A/S, Class B	77,916	10,894,973
Chemicals Total		71,300,608
Metals & Mining – 4.4%
Teck Resources Ltd., Class B	252,073	13,945,678
ThyssenKrupp AG	493,727	20,528,127
Xstrata PLC	767,829	17,537,496
Metals & Mining Total		52,011,301
Materials Total		123,311,909
Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
Millicom International Cellular SA	205,243	17,979,286
Wireless Telecommunication Services Total		17,979,286
Telecommunication Services Total		17,979,286
Total Common Stocks (cost of $893,231,941)		1,148,119,346

See Accompanying Notes to Financial Statements.

8

Columbia Marsico International Opportunities Fund

February 28, 2011

Short-Term Obligation – 2.4%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by U.S. Government Agency obligations with various maturities to 04/15/14, market value $28,918,281 (repurchase proceeds $28,348,071)	28,348,000	28,348,000
Total Short-Term Obligation (cost of $28,348,000)		28,348,000
Total Investments – 99.8% (cost of $921,579,941) (b)		1,176,467,346
Other Assets & Liabilities, Net – 0.2%		2,889,448
Net Assets – 100.0%		1,179,356,794

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $943,520,113.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$7,794,158	$246,248,624	$—	$254,042,782
Consumer Staples	—	123,993,039	—	123,993,039
Energy	51,383,865	30,880,649	—	82,264,514
Financials	76,961,556	137,210,799	—	214,172,355
Health Care	—	30,738,373	—	30,738,373
Industrials	50,046,839	159,938,048	—	209,984,887
Information Technology	39,859,292	51,772,909	—	91,632,201
Materials	35,782,083	87,529,826	—	123,311,909
Telecommunication Services	17,979,286	—	—	17,979,286
Total Common Stocks	279,807,079	868,312,267	—	1,148,119,346
Total Short-Term Obligation	—	28,348,000	—	28,348,000
Total Investments	$279,807,079	$896,660,267	$—	$1,176,467,346

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

9

Columbia Marsico International Opportunities Fund

February 28, 2011

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$178,559,526	15.2
United Kingdom	152,674,908	13.0
France	98,003,743	8.3
Germany	96,670,095	8.2
Switzerland	84,851,728	7.2
Brazil	83,197,851	7.1
Hong Kong	67,554,681	5.7
Netherlands	61,779,825	5.3
United States*	57,504,947	4.9
Denmark	54,046,724	4.6
Spain	49,498,838	4.2
Canada	44,516,047	3.8
Belgium	31,009,387	2.6
China	27,220,981	2.3
India	23,784,781	2.0
South Africa	22,516,453	1.9
Luxembourg	17,979,287	1.5
Argentina	12,638,311	1.1
Sweden	12,459,233	1.1
	$1,176,467,346	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Marsico International Opportunities Fund
February 28, 2011

		($)
Assets	Investments, at identified cost	921,579,941
	Investments, at value	1,176,467,346
	Cash	444
	Foreign currency (cost of $174,406)	174,573
	Receivable for:
	Investments sold	13,074,239
	Fund shares sold	484,280
	Dividends	1,056,556
	Interest	71
	Foreign tax reclaims	1,054,638
	Prepaid expenses	3,988
	Total Assets	1,192,316,135
Liabilities	Payable for:
	Investments purchased	8,359,594
	Fund shares repurchased	2,868,252
	Investment advisory fee	729,125
	Administration fee	188,901
	Pricing and bookkeeping fees	13,547
	Transfer agent fee	272,872
	Trustees' fees	53,710
	Custody fee	171,541
	Distribution and service fees	71,139
	Chief compliance officer expenses	334
	Other liabilities	230,326
	Total Liabilities	12,959,341
	Net Assets	1,179,356,794
Net Assets Consist of	Paid-in capital	1,719,107,835
	Overdistributed net investment income	(17,430,894)
	Accumulated net realized loss	(777,338,927)
	Net unrealized appreciation (depreciation) on:
	Investments	254,887,405
	Foreign currency translations	131,375
	Net Assets	1,179,356,794

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico International Opportunities Fund
February 28, 2011

Class A	Net assets	$141,820,644
	Shares outstanding	11,857,015
	Net asset value per share	$11.96	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.96/0.9425)	$12.69	(b)
Class B	Net assets	$14,861,617
	Shares outstanding	1,309,828
	Net asset value and offering price per share	$11.35	(a)
Class C	Net assets	$39,788,924
	Shares outstanding	3,503,777
	Net asset value and offering price per share	$11.36	(a)
Class I (c)	Net assets	$34,071,799
	Shares outstanding	2,805,795
	Net asset value, offering and redemption price per share	$12.14
Class R	Net assets	$3,020,449
	Shares outstanding	252,973
	Net asset value, offering and redemption price per share	$11.94
Class Z	Net assets	$945,793,361
	Shares outstanding	77,853,854
	Net asset value, offering and redemption price per share	$12.15

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Marsico International Opportunities Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	25,269,910
	Interest	36,203
	Foreign taxes withheld	(2,710,219)
	Total Investment Income	22,595,894
Expenses	Investment advisory fee	9,361,149
	Administration fee	2,434,316
	Distribution fee:
	Class B	119,066
	Class C	308,637
	Class R	17,020
	Service fee:
	Class B	39,689
	Class C	102,879
	Distribution and service fees—Class A	374,083
	Transfer agent fee—Class A, Class B, Class C, Class R, and Class Z	1,694,007
	Pricing and bookkeeping fees	151,885
	Trustees' fees	41,298
	Custody fee	665,500
	Chief compliance officer expenses	2,072
	Other expenses	418,207
	Expenses before interest expense	15,729,808
	Interest expense	41
	Total Expenses	15,729,849
	Expense reductions	(141)
	Net Expenses	15,729,708
	Net Investment Income	6,866,186
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	110,012,204
	Foreign currency transactions	(1,816,940)
	Net realized gain	108,195,264
	Net change in unrealized appreciation (depreciation) on:
	Investments	111,641,329
	Foreign currency translations	192,642
	Net change in unrealized appreciation (depreciation)	111,833,971
	Net Gain	220,029,235
	Net Increase Resulting from Operations	226,895,421

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Marsico International Opportunities Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)	2010 ($)
Operations	Net investment income	6,866,186	7,409,782
	Net realized gain (loss) on investments and foreign currency transactions	108,195,264	(58,616,460)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	111,833,971	571,967,695
	Net increase resulting from operations	226,895,421	520,761,017
Distributions to Shareholders	From net investment income:
	Class A	(2,126,667)	(5,996,940)
	Class B	(145,433)	(227,998)
	Class C	(384,816)	(570,820)
	Class I	(45)	—
	Class R	(47,942)	(64,392)
	Class Z	(16,573,174)	(30,799,010)
	Total distributions to shareholders	(19,278,077)	(37,659,160)
	Net Capital Stock Transactions	(231,232,918)	(358,865,166)
	Redemption fees	—	114,599
	Total increase (decrease) in net assets	(23,615,574)	124,351,290
Net Assets	Beginning of period	1,202,972,368	1,078,621,078
	End of period	1,179,356,794	1,202,972,368
	Overdistributed net investment income at end of period	(17,430,894)	(3,524,958)

(a) Class I shares commenced operations on September 27, 2010.

(b) Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico International Opportunities Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,119,700	22,676,105	3,599,341	33,799,461
Distributions reinvested	146,443	1,688,472	612,199	5,585,316
Redemptions	(7,292,262)	(77,771,444)	(16,628,228)	(161,225,189)
Net decrease	(5,026,119)	(53,406,867)	(12,416,688)	(121,840,412)
Class B
Subscriptions	14,408	152,091	104,917	926,130
Distributions reinvested	7,480	81,905	23,266	199,106
Redemptions	(585,741)	(5,911,646)	(649,513)	(5,638,652)
Net decrease	(563,853)	(5,677,650)	(521,330)	(4,513,416)
Class C
Subscriptions	222,454	2,296,758	382,994	3,548,154
Distributions reinvested	26,131	286,394	52,934	453,616
Redemptions	(1,418,826)	(14,386,031)	(1,817,095)	(15,707,197)
Net decrease	(1,170,241)	(11,802,879)	(1,381,167)	(11,705,427)
Class I
Subscriptions	3,437,886	40,775,054	—	—
Redemptions	(632,091)	(7,449,298)	—	—
Net increase	2,805,795	33,325,756	—	—
Class R
Subscriptions	61,056	665,184	156,809	1,508,570
Distributions reinvested	4,027	46,355	6,574	60,626
Redemptions	(145,225)	(1,633,266)	(215,226)	(1,993,518)
Net decrease	(80,142)	(921,727)	(51,843)	(424,322)
Class Z
Subscriptions	15,136,249	163,525,915	17,351,987	171,310,738
Distributions reinvested	530,078	6,179,224	1,114,727	10,453,698
Redemptions	(33,235,664)	(362,454,690)	(42,970,610)	(402,146,025)
Net decrease	(17,569,337)	(192,749,551)	(24,503,896)	(220,381,589)

(a) Class I shares commenced operations on September 27, 2010.

(b) Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.00		$6.76	$14.58	$14.85	$14.67		$11.41
Income from Investment Operations:
Net investment income (c)	0.05		0.05	0.12 (d)	0.14 (e)	—	(f)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.08		3.44	(7.82)	1.54	1.38		3.74
Total from investment operations	2.13		3.49	(7.70)	1.68	1.38		3.83
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.25)	—	(0.16)	(0.04)		(0.10)
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)
Total distributions to shareholders	(0.17)		(0.25)	(0.12)	(1.95)	(1.20)		(0.57)
Redemption Fees:
Redemption fees added to paid-in-capital	—		— (f)	— (f)	— (f)	—	(f)	—	(f)
Net Asset Value, End of Period	$11.96		$10.00	$6.76	$14.58	$14.85		$14.67
Total return (g)	21.39%		51.97%	(53.26)%	10.55%	10.52	%(h)	35.26%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.51%		1.47%	1.52%	1.44%	1.40	%(j)	1.34%
Interest expense	—	%(k)	—	—	—	—	%(j)(k)	—	%(k)
Net expenses (i)	1.51%		1.47%	1.52%	1.44%	1.40	%(j)	1.34%
Net investment income (loss) (i)	0.47%		0.50%	1.05%	0.90%	(0.03	)%(j)	0.74%
Portfolio turnover rate	105%		116%	117%	116%	109	%(h)	118%
Net assets, end of period (000s)	$141,821		$168,801	$198,012	$599,356	$452,047		$150,043

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.51		$6.38	$13.87	$14.23	$14.17		$11.05
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		(0.03)	0.03 (d)	0.03 (e)	(0.08)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.98		3.27	(7.40)	1.46	1.30		3.59
Total from investment operations	1.95		3.24	(7.37)	1.49	1.22		3.60
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.11)	—	(0.06)	—		(0.01)
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)
Total distributions to shareholders	(0.11)		(0.11)	(0.12)	(1.85)	(1.16)		(0.48)
Redemption Fees:
Redemption fees added to paid-in-capital	—		— (f)	— (f)	— (f)	—	(f)	—	(f)
Net Asset Value, End of Period	$11.35		$9.51	$6.38	$13.87	$14.23		$14.17
Total return (g)	20.50%		50.91%	(53.60)%	9.68%	9.76	%(h)	34.22%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.26%		2.22%	2.27%	2.19%	2.15	%(j)	2.09%
Interest expense	—	%(k)	—	—	—	—	%(j)(k)	—	%(k)
Net expenses (i)	2.26%		2.22%	2.27%	2.19%	2.15	%(j)	2.09%
Net investment income (loss) (i)	(0.27)%		(0.35)%	0.32%	0.22%	(0.63	)%(j)	0.12%
Portfolio turnover rate	105%		116%	117%	116%	109	%(h)	118%
Net assets, end of period (000s)	$14,862		$17,810	$15,281	$44,224	$40,953		$28,883

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.51		$6.39	$13.88	$14.24	$14.18		$11.05
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		(0.03)	0.03 (d)	0.02 (e)	(0.09)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.99		3.26	(7.40)	1.47	1.31		3.60
Total from investment operations	1.96		3.23	(7.37)	1.49	1.22		3.61
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.11)	—	(0.06)	—		(0.01)
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)
Total distributions to shareholders	(0.11)		(0.11)	(0.12)	(1.85)	(1.16)		(0.48)
Redemption Fees:
Redemption fees added to paid-in-capital	—		— (f)	— (f)	— (f)	—	(f)	—	(f)
Net Asset Value, End of Period	$11.36		$9.51	$6.39	$13.88	$14.24		$14.18
Total return (g)	20.60%		50.67%	(53.57)%	9.67%	9.76	%(h)	34.32%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.26%		2.22%	2.27%	2.19%	2.15	%(j)	2.09%
Interest expense	—	%(k)	—	—	—	—	%(j)(k)	—	%(k)
Net expenses (i)	2.26%		2.22%	2.27%	2.19%	2.15	%(j)	2.09%
Net investment income (loss) (i)	(0.30)%		(0.35)%	0.30%	0.16%	(0.69	)%(j)	0.05%
Portfolio turnover rate	105%		116%	117%	116%	109	%(h)	118%
Net assets, end of period (000s)	$39,789		$44,466	$38,668	$109,553	$86,563		$46,365

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.18
Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments and foreign currency	1.17
Total from investment operations	1.16
Less Distributions to Shareholders:
From net investment income	(0.20)
Net Asset Value, End of Period	$12.14
Total return (c)(d)	10.44%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	1.10%
Interest expense (f)(g)	—%
Net expenses (e)(f)	1.10%
Net investment loss (e)(f)	(0.24)%
Portfolio turnover rate (d)	105%
Net assets, end of period (000s)	$34,072

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.99		$6.73	$14.56	$14.84	$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.01		0.01	0.06 (d)	0.08 (e)	(0.17)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.09		3.45	(7.77)	1.56	1.51		0.92
Total from investment operations	2.10		3.46	(7.71)	1.64	1.34		0.91
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.20)	—	(0.13)	(0.01)		—
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		—
Total distributions to shareholders	(0.15)		(0.20)	(0.12)	(1.92)	(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		— (f)	— (f)	— (f)	—	(f)	—	(f)
Net Asset Value, End of Period	$11.94		$9.99	$6.73	$14.56	$14.84		$14.67
Total return (g)	21.08%		51.73%	(53.40)%	10.26%	10.25	%(h)	6.61	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.76%		1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Interest expense	—	%(k)	—	—	—	—	%(j)(k)	—	%(j)(k)
Net expenses (i)	1.76%		1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Net investment income (loss) (i)	0.12%		0.15%	0.58%	0.51%	(1.26	)%(j)	(0.30	)%(j)
Portfolio turnover rate	105%		116%	117%	116%	109	%(h)	118	%(h)
Net assets, end of period (000s)	$3,020		$3,327	$2,592	$3,724	$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.15		$6.87	$14.79	$15.04	$14.83		$11.53
Income from Investment Operations:
Net investment income (c)	0.07		0.06	0.15 (d)	0.20 (e)	0.05		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.13		3.52	(7.95)	1.54	1.39		3.77
Total from investment operations	2.20		3.58	(7.80)	1.74	1.44		3.90
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.30)	—	(0.20)	(0.07)		(0.13)
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)
Total distributions to shareholders	(0.20)		(0.30)	(0.12)	(1.99)	(1.23)		(0.60)
Redemption Fees:
Redemption fees added to paid-in-capital	—		— (f)	— (f)	— (f)	—	(f)	—	(f)
Net Asset Value, End of Period	$12.15		$10.15	$6.87	$14.79	$15.04		$14.83
Total return (g)	21.75%		52.47%	(53.17)%	10.77%	10.81	%(h)	35.53%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.26%		1.22%	1.27%	1.19%	1.15	%(j)	1.09%
Interest expense	—	%(k)	—	—	—	—	%(j)(k)	—	%(k)
Net expenses (i)	1.26%		1.22%	1.27%	1.19%	1.15	%(j)	1.09%
Net investment income (i)	0.67%		0.65%	1.32%	1.23%	0.37	%(j)	1.08%
Portfolio turnover rate	105%		116%	117%	116%	109	%(h)	118%
Net assets, end of period (000s)	$945,793		$968,569	$824,068	$2,491,232	$2,322,301		$1,744,737

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Marsico International Opportunities Fund
February 28, 2011

Note 1. Organization

Columbia Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. On December 28, 2010, the Investment Manager exchanged Class Z shares valued at $40,645,853 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such

22

Columbia Marsico International Opportunities Fund, February 28, 2011

times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

23

Columbia Marsico International Opportunities Fund, February 28, 2011

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Fee note below). The management fee is based on the annual rate of 0.80% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of subadvisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of each Fund's average daily net assets, and the dollar amount of subadvisory fees calculated on a monthly basis based on the annualized subadvisory fee rate effective January 1, 2008 to which Marsico is entitled from each Fund which is described under the Subadvisory Fee note below. The annualized fee rate of 0.45% represented the subadvisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Average Daily Net Assets*	Management Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets subadvised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund subadvised by Marsico which the Investment Manager and Marsico mutually agree in writing.

24

Columbia Marsico International Opportunities Fund, February 28, 2011

Prior to the Closing, Columbia waived a portion of the Fund's management fees at the same rates.

For the year ended February 28, 2011, no management fees were waived for the Fund.

Subadvisory Fee

Marsico has been retained by the Investment Manager to serve as the investment subadviser to the Fund. As the subadviser, and subject to the oversight of the Investment Manager and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The Investment Manager, from the management fee it receives, pays Marsico a monthly subadvisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, assets are aggregate assets subadvised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund subadvised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer

25

Columbia Marsico International Opportunities Fund, February 28, 2011

Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.15% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $6,435 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $93, $33,816 and $970, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The Trust has also adopted a distribution plan for Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.60%, 2.35%, 2.35%, 1.21%, 1.85% and 1.35% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any

26

Columbia Marsico International Opportunities Fund, February 28, 2011

balance credits from the Fund's custodian, did not exceed 1.35% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $9,010.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $141 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,184,263,770 and $1,392,627,314, respectively, for the year ended February 28, 2011.

Note 6. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 50.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125%

27

Columbia Marsico International Opportunities Fund, February 28, 2011

per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 1.49%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(1,494,045)	$1,786,748	$(292,703)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$19,278,077	$37,659,160

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$232,947,233

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$236,447,505
Unrealized depreciation	(3,500,272)
Net unrealized appreciation	$232,947,233

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$347,884,531
2018	420,548,594
$768,433,125

Capital loss carryforwards of $70,038,551 were utilized during the year ended February 28, 2011.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, post-October currency losses of $4,325,837 attributed to security transactions were deferred to March 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured

28

Columbia Marsico International Opportunities Fund, February 28, 2011

as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the

29

Columbia Marsico International Opportunities Fund, February 28, 2011

MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

31

Federal Income Tax Information (Unaudited) – Columbia Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended February 28, 2011 of $2,679,137 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $25,269,911 ($0.26 per share) for the fiscal year ended February 28, 2011.

For non-corporate shareholders 78.87%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

37

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico International Opportunities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

PRSRT STD
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Holliston, MA
Permit NO. 20

Columbia Marsico International Opportunities Fund
P. O. Box 8081
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columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1276 A (04/11)

Columbia Multi-Advisor International Equity Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	15

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	40

Fund Governance	41

Board Consideration and Approval of Amendment to Investment Management Services Agreement	45

Board Consideration and Approval of Subadvisory Agreement	49

Summary of Management Fee Evaluation by Independent Fee Consultant	52

Shareholder Meeting Results	54

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 18.80% without sales charge.

■  The MSCI EAFE Index (Net)1 returned 20.00%. The average return of the funds in its peer group, the Lipper International Large-Cap Core Funds Classification,2 returned 19.49%.

■  In the Columbia-advised portion of the fund, stock selection, most notably in the consumer discretionary sector, held back relative performance. The negative impact of currency fluctuations and disappointing results from financials investments detracted from return in the Marsico-managed segment of the fund.

Portfolio Management

The fund is managed by Marsico Capital Management, LLC (MCM) and Columbia Management Investment Advisers, LLC (CMIA). Each manages approximately one-half of the fund's assets. James G. Gendelman has managed MCM's portion of the fund since 2000. In 2010, Munish Malhotra joined James G. Gendelman as co-manager of MCM's portion of the fund. Fred Copper has co-managed CMIA's portion of the fund since 2009 and has been associated with the fund or its predecessors since 2005. Colin Moore has co-managed CMIA's portion of the fund since 2009 and has been associated with the fund or its predecessors since 2002.

CMIA retained MCM to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, MCM makes the investment decisions and manages a portion of the fund. MCM is an investment adviser registered with the Securities and Exchange Commission. MCM is not affiliated with CMIA.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+18.80%

Class A shares (without sales charge)

+20.00%

MSCI EAFE Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Economic Update – Columbia Multi-Advisor International Equity Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least, for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a broad

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Economic Update (continued) – Columbia Multi-Advisor International Equity Fund

gauge of stock market performance in foreign developed markets, gained 20.00% (in U.S. dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	14,676	13,832
Class B	13,492	13,492
Class C	13,707	13,707
Class I	n/a	n/a
Class R	14,486	n/a
Class W	n/a	n/a
Class Z	14,913	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	W	Z
Inception	06/03/92		06/07/93		06/17/92		09/27/10	01/23/06	09/27/10	12/02/91
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	18.80	11.98	17.88	12.88	17.89	16.89	n/a	18.47	n/a	19.08
5-year	0.98	–0.20	0.22	–0.08	0.23	0.23	n/a	0.73	n/a	1.24
10-year/Life	3.91	3.30	3.04	3.04	3.20	3.20	10.69	3.78	10.52	4.08

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I shares and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares and Class W shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class W shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The performance results shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance results would have been lower.

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,220.00		1,018.05	7.49		6.80	1.36
Class B	1,000.00	1,000.00	1,216.20		1,014.33	11.59		10.54	2.11
Class C	1,000.00	1,000.00	1,215.50		1,014.33	11.59		10.54	2.11
Class I	1,000.00	1,000.00	1,037.00	*	1,020.08	4.08	*	4.76	0.95
Class R	1,000.00	1,000.00	1,219.00		1,016.81	8.86		8.05	1.61
Class W	1,000.00	1,000.00	1,036.60	*	1,018.35	5.59	*	6.51	1.30
Class Z	1,000.00	1,000.00	1,221.40		1,019.29	6.11		5.56	1.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class W shares commenced operations on September 27, 2010.

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	12.46
Class B	11.34
Class C	11.20
Class I	12.62
Class R	12.45
Class W	12.46
Class Z	12.62

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.21
Class B	0.14
Class C	0.14
Class I	0.25
Class R	0.19
Class W	0.21
Class Z	0.24

For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 18.80% without sales charge. The fund's benchmark, the MSCI EAFE Index (Net), returned 20.00%. The average return of the fund's peer group, the Lipper International Large-Cap Core Funds Classification, was 19.49%. Stock selection detracted from the fund's return relative to the index. In the Columbia-advised portion of the fund, stock selection in the consumer discretionary sector was the primary detractor. In the Marsico-advised portion of the fund, financials lagged and the negative impact of fluctuating currency was also a factor.

Defensive consumer stocks held back Columbia portfolio

The Columbia-advised portfolio was positioned to take advantage of a continuing global economic rebound. However, the fund had more exposure than the index to defensive consumer discretionary stocks, which hurt relative performance. Stock-specific disappointments from Game Group and Altek (0.2% and 0.3% of net assets, respectively) also detracted from relative returns. A U.K.-based video game software retailer, Game Group experienced heightened competition from on-line software sales, compounded by the lack of new game hardware platforms to stimulate software sales. Operating margins at Altek, a Taiwanese camera manufacturer, contracted because of higher lens prices. Meanwhile, AWE (0.2% of net assets), an Australian oil exploration and production holding, experienced a setback in its exploration program.

Stock selection aided returns in the financials group. Intermediate Capital Group (0.5% of net assets) and Brit Insurance Holdings, two U.K. investments, performed particularly well. Intermediate Capital, a non-bank corporate lender, improved its market position when bank competitors slowed lending because of balance sheet problems. Brit Insurance, a property-and-casualty insurer, was acquired by a private equity firm at a premium price. Japan-domiciled Miraca (0.4% of net assets), a health care diagnostic services company, and Daiichikosho (0.6% of net assets), a karaoke equipment firm, also benefited returns.

Stock selection drove Marsico portfolio results

Stock selection in the consumer discretionary, information technology, materials and industrials sectors aided performance. In addition, the fund was overweight in the strong-performing consumer discretionary sector, which benefited returns. Within the consumer discretionary sector, Swiss watch manufacturer Swatch, Spanish clothing manufacturer Inditex and Japanese Internet retailer DeNA (1.5%, 1.2% and 0.6% of net assets, respectively) performed well. An investment in Hong Kong-based Li & Fung, a manufacturer and distributor of retail goods (1.7% of net assets) also helped. In information technology, Baidu (0.5% of net assets), a Chinese Internet search firm, and HTC, a Taiwanese hand-held communications device manufacturer that we sold, were top performers. In materials, German chemical company BASF and Canadian miner Teck Resources (2.1% and 0.6% of net assets, respectively) performed well. In industrials, Schneider Electric (1.4% of net assets), a French electrical equipment company, added to returns.

The fund's relatively light exposure to the Japanese yen and the Australian dollar detracted from performance when those currencies gained against the U.S. dollar. Currency weights in the Marsico portfolio flow from stock and sector decisions rather than any active currency policies. Selections in the financials sector also held back results.

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

Looking ahead

The Columbia managers believe that the global economic expansion should persist, offering continuing opportunities in stocks compared to other asset classes. Managers believe stocks should do well over the longer term, despite immediate challenges posed by political unrest in the Middle East and the potential for recurring government debt problems in Europe. Any market weakness would be viewed as a buying opportunity.

At year end, the Marsico managers placed the greatest emphasis on investments in the consumer discretionary, financials, industrials, consumer staples and materials sectors. By country, the largest allocations were to Japan, the United Kingdom, France, Germany and Switzerland. Exposure to Japan and the United Kingdom were lower than those within the MSCI benchmark.

Sources for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Columbia Management Investment Advisers, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/11 (%)

Financials	24.9
Consumer Discretionary	15.0
Industrials	12.9
Energy	10.0
Materials	7.6

Top 10 holdings

as of 02/28/11 (%)

OGX Petroleo e Gas Participacoes	2.2
BASF SE	2.0
Li & Fung	1.7
Total	1.6
Royal Dutch Shell	1.6
BNP Paribas	1.5
Swatch Group	1.5
Nestle	1.4
Schneider Electric	1.4
Anheuser-Busch InBev	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 28, 2011

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 15.0%
Auto Components – 0.4%
Exedy Corp.	87,200	2,890,120
Kongsberg Automotive Holding ASA (a)	3,217,609	2,499,303
Auto Components Total		5,389,423
Automobiles – 2.9%
Fuji Heavy Industries Ltd.	617,000	5,316,716
Honda Motor Co., Ltd.	366,100	15,977,401
Nissan Motor Co., Ltd.	429,800	4,416,237
Proton Holdings Bhd	1,976,200	2,506,616
Toyota Motor Corp.	178,700	8,350,181
Automobiles Total		36,567,151
Distributors – 1.7%
Li & Fung Ltd.	3,532,000	21,489,351
Distributors Total		21,489,351
Diversified Consumer Services – 0.4%
Anhanguera Educacional Participacoes SA	188,400	4,212,333
Diversified Consumer Services Total		4,212,333
Hotels, Restaurants & Leisure – 0.8%
Accor SA	213,603	10,043,996
Hotels, Restaurants & Leisure Total		10,043,996
Internet & Catalog Retail – 1.0%
DeNA Co., Ltd.	201,200	7,808,919
Hyundai Home Shopping Network Corp.	61,410	5,088,799
Internet & Catalog Retail Total		12,897,718
Leisure Equipment & Products – 0.3%
Altek Corp.	2,718,584	3,713,734
Leisure Equipment & Products Total		3,713,734
Media – 2.5%
Daiichikosho Co., Ltd.	400,700	7,817,280
Naspers Ltd., Class N	212,818	12,225,000
Publicis Groupe SA	182,790	10,426,383
Media Total		30,468,663
Specialty Retail – 2.2%
Game Group PLC	3,096,491	3,070,622
Halfords Group PLC	402,418	2,534,988
Inditex SA	214,996	15,564,027
Yamada Denki Co., Ltd.	83,530	6,380,741
Specialty Retail Total		27,550,378

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 2.8%
Adidas AG	107,784	6,916,248
LG Fashion Corp.	108,140	2,701,599
Pandora A/S (a)	113,273	6,603,923
Swatch Group AG	44,370	18,887,456
Textiles, Apparel & Luxury Goods Total		35,109,226
Consumer Discretionary Total		187,441,973
Consumer Staples – 6.5%
Beverages – 2.2%
Anheuser-Busch InBev NV	301,711	16,826,626
Cott Corp. (a)	538,243	4,499,712
Pernod-Ricard SA	71,653	6,606,009
Beverages Total		27,932,347
Food & Staples Retailing – 2.1%
FamilyMart Co., Ltd.	217,000	8,218,482
Koninklijke Ahold NV	342,162	4,593,235
Matsumotokiyoshi Holdings Co., Ltd.	121,800	2,734,455
Tesco PLC	1,729,137	11,361,939
Food & Staples Retailing Total		26,908,111
Food Products – 1.6%
Balrampur Chini Mills Ltd. (a)	1,765,892	2,593,138
Nestle SA, Registered Shares	299,879	16,977,328
Food Products Total		19,570,466
Household Products – 0.6%
Reckitt Benckiser Group PLC	137,932	7,108,059
Household Products Total		7,108,059
Consumer Staples Total		81,518,983
Energy – 10.0%
Energy Equipment & Services – 0.8%
Noble Corp.	121,922	5,451,132
Shinko Plantech Co., Ltd.	429,100	4,607,442
Energy Equipment & Services Total		10,058,574
Oil, Gas & Consumable Fuels – 9.2%
AWE Ltd. (a)	1,585,426	2,680,868
BP PLC	1,539,755	12,382,840
CNOOC Ltd.	2,977,089	6,789,555
ENI SpA	282,647	6,891,984
OGX Petroleo e Gas Participacoes SA (a)	2,377,000	27,787,384
Rosneft Oil Co., GDR	651,122	6,146,592
Royal Dutch Shell PLC, Class B	553,518	19,782,672
Total SA	327,410	20,064,855

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Tullow Oil PLC	423,673	9,890,357
Yanzhou Coal Mining Co., Ltd., Class H	922,600	2,771,694
Oil, Gas & Consumable Fuels Total		115,188,801
Energy Total		125,247,375
Financials – 24.9%
Capital Markets – 3.0%
Credit Suisse Group AG, Registered Shares	141,448	6,543,359
Deutsche Bank AG, Registered Shares	114,185	7,339,591
ICAP PLC	625,561	5,293,186
Intermediate Capital Group PLC	1,091,771	5,704,324
Julius Baer Group Ltd.	221,453	9,927,368
Tokai Tokyo Financial Holdings, Inc.	859,000	3,185,997
Capital Markets Total		37,993,825
Commercial Banks – 11.2%
Australia & New Zealand Banking Group Ltd.	489,305	12,093,335
Banco Bilbao Vizcaya Argentaria SA	944,827	11,663,919
Banco Santander SA	1,297,849	16,002,286
Bangkok Bank PCL, Foreign Registered Shares	696,100	3,658,611
Barclays PLC	2,913,410	15,148,677
BNP Paribas	241,993	18,894,224
Commonwealth Bank of Australia	120,404	6,544,859
HSBC Holdings PLC	339,192	3,738,540
ICICI Bank Ltd., ADR	296,713	12,865,476
Mitsubishi UFJ Financial Group, Inc.	766,900	4,260,140
National Bank of Canada	50,200	3,868,017
National Bank of Pakistan	3,097,469	2,474,617
Standard Chartered PLC	421,001	11,135,185
Sumitomo Mitsui Financial Group, Inc.	319,900	12,105,559
Turkiye Is Bankasi, Class C	841,817	2,622,204
UCO Bank	1,069,676	2,328,417
Commercial Banks Total		139,404,066
Diversified Financial Services – 2.8%
Citigroup, Inc. (a)	3,380,780	15,822,051
Criteria Caixacorp SA	689,396	4,989,736
Fuyo General Lease Co., Ltd.	150,200	5,600,677
ING Groep NV (a)	678,770	8,511,507
Diversified Financial Services Total		34,923,971

	Shares	Value ($)
Insurance – 3.7%
Allianz SE, Registered Shares	56,057	8,075,951
Baloise Holding AG, Registered Shares	62,763	6,782,268
Hartford Financial Services Group, Inc.	139,481	4,128,638
Lancashire Holdings Ltd.	176,438	1,722,391
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	39,005	6,510,127
Sampo Oyj, Class A	216,973	6,715,808
Zurich Financial Services AG, Registered Shares	43,207	12,542,168
Insurance Total		46,477,351
Real Estate Investment Trusts (REITs) – 0.8%
Japan Retail Fund Investment Corp.	3,602	6,199,721
Wereldhave NV	31,140	3,162,283
Real Estate Investment Trusts (REITs) Total		9,362,004
Real Estate Management & Development – 3.4%
BR Malls Participacoes SA	1,363,100	12,985,416
Cheung Kong Holdings Ltd.	373,300	5,841,436
Hang Lung Properties Ltd.	1,820,000	7,797,023
Hongkong Land Holdings Ltd.	762,000	5,240,620
Huaku Development Co., Ltd.	570,000	1,698,732
Sinolink Worldwide Holdings Ltd.	22,492,000	2,754,294
Sumitomo Realty & Development Co., Ltd.	240,000	6,472,412
Real Estate Management & Development Total		42,789,933
Financials Total		310,951,150
Health Care – 5.8%
Biotechnology – 0.4%
Celgene Corp. (a)	92,599	4,917,007
Biotechnology Total		4,917,007
Health Care Providers & Services – 0.4%
Miraca Holdings, Inc.	121,100	4,685,225
Health Care Providers & Services Total		4,685,225
Pharmaceuticals – 5.0%
AstraZeneca PLC	193,039	9,401,856
AstraZeneca PLC, ADR	10,572	519,825
GlaxoSmithKline PLC	416,195	7,990,492
Novartis AG, Registered Shares	122,962	6,895,189
Novo-Nordisk A/S, Class B	132,015	16,627,097
Recordati SpA	559,146	5,227,546

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Sanofi-Aventis SA	161,385	11,135,161
Santen Pharmaceutical Co., Ltd.	113,600	4,443,765
Pharmaceuticals Total		62,240,931
Health Care Total		71,843,163
Industrials – 12.9%
Aerospace & Defense – 0.6%
Rolls-Royce Group PLC (a)	719,886	7,220,639
Aerospace & Defense Total		7,220,639
Airlines – 0.2%
Turk Hava Yollari A.O. (a)	619,521	1,736,015
Airlines Total		1,736,015
Building Products – 0.8%
Assa Abloy AB, Class B	237,035	6,635,453
Daikin Industries Ltd.	113,488	3,853,250
Building Products Total		10,488,703
Commercial Services & Supplies – 0.4%
Aeon Delight Co., Ltd.	258,300	4,768,130
Commercial Services & Supplies Total		4,768,130
Construction & Engineering – 0.4%
Macmahon Holdings Ltd.	8,723,121	5,158,226
Construction & Engineering Total		5,158,226
Electrical Equipment – 2.2%
Schneider Electric SA	102,593	16,974,627
Sensata Technologies Holding N.V. (a)	319,674	10,581,209
Electrical Equipment Total		27,555,836
Industrial Conglomerates – 1.8%
DCC PLC	193,419	6,205,623
Siemens AG, Registered Shares	97,089	13,074,909
Tyco International Ltd.	77,556	3,516,389
Industrial Conglomerates Total		22,796,921
Machinery – 2.1%
FANUC Ltd.	66,600	10,403,529
Komatsu Ltd.	516,100	15,833,258
Machinery Total		26,236,787
Professional Services – 0.6%
Atkins WS PLC	327,985	3,716,323
Teleperformance	108,807	4,132,079
Professional Services Total		7,848,402
Road & Rail – 1.3%
Canadian National Railway Co.	225,566	16,527,221
Road & Rail Total		16,527,221

	Shares	Value ($)
Trading Companies & Distributors – 2.5%
ITOCHU Corp.	567,300	5,899,394
Kloeckner & Co., SE (a)	183,048	5,948,661
Marubeni Corp.	1,537,000	11,797,304
Mitsui & Co., Ltd.	420,800	7,692,204
Trading Companies & Distributors Total		31,337,563
Industrials Total		161,674,443
Information Technology – 6.4%
Electronic Equipment, Instruments & Components – 1.1%
FUJIFILM Holdings Corp.	94,800	3,337,723
Hitachi Ltd.	1,094,000	6,658,539
Venture Corp., Ltd.	548,000	4,076,326
Electronic Equipment, Instruments & Components Total		14,072,588
Internet Software & Services – 1.7%
Baidu, Inc., ADR (a)	49,858	6,040,795
MercadoLibre, Inc. (a)	104,380	6,866,117
Sina Corp. (a)	105,639	8,627,537
Internet Software & Services Total		21,534,449
IT Services – 0.3%
Groupe Steria SCA	126,614	3,994,121
IT Services Total		3,994,121
Office Electronics – 1.2%
Canon, Inc.	291,300	14,087,090
Office Electronics Total		14,087,090
Semiconductors & Semiconductor Equipment – 2.1%
ARM Holdings PLC	753,745	7,560,253
ASML Holding NV	256,168	11,119,311
Hanwha SolarOne Co., Ltd., ADR (a)	315,243	2,695,328
Macronix International	7,004,000	5,119,220
Semiconductors & Semiconductor Equipment Total		26,494,112
Information Technology Total		80,182,360
Materials – 7.6%
Chemicals – 4.2%
BASF SE	308,462	25,650,398
Clariant AG, Registered Shares (a)	261,423	4,310,624
Kansai Paint Co., Ltd.	525,000	5,001,119
LyondellBasell Industries NV, Class A (a)	311,163	11,849,087
Novozymes A/S, Class B	41,231	5,765,319
Chemicals Total		52,576,547

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 3.0%
Aurubis AG	52,887	2,814,893
Eastern Platinum Ltd. (a)	1,647,500	2,611,446
First Quantum Minerals Ltd.	28,996	3,775,404
Teck Resources Ltd., Class B	136,403	7,546,355
ThyssenKrupp AG	268,193	11,150,899
Xstrata PLC	415,493	9,490,012
Metals & Mining Total		37,389,009
Paper & Forest Products – 0.4%
Svenska Cellulosa AB, Class B	324,189	5,359,131
Paper & Forest Products Total		5,359,131
Materials Total		95,324,687
Telecommunication Services – 5.3%
Diversified Telecommunication Services – 2.4%
BCE, Inc.	164,400	6,095,094
Nippon Telegraph & Telephone Corp.	72,700	3,556,329
Tele2 AB, Class B	282,835	6,452,832
Telefonica SA	284,978	7,235,899
Telenor ASA	382,490	6,341,594
Diversified Telecommunication Services Total		29,681,748
Wireless Telecommunication Services – 2.9%
Advanced Info Service PCL, Foreign Registered Shares	711,400	1,849,756
Freenet AG	508,761	5,869,261
Millicom International Cellular SA	111,375	9,756,450
Softbank Corp.	86,600	3,560,479
Vivo Participacoes SA, ADR	113,155	4,165,235
Vodafone Group PLC	4,195,094	11,886,824
Wireless Telecommunication Services Total		37,088,005
Telecommunication Services Total		66,769,753
Utilities – 3.0%
Electric Utilities – 1.4%
Enel SpA	1,747,267	10,411,306
Fortum Oyj	212,182	6,573,372
Electric Utilities Total		16,984,678
Independent Power Producers & Energy Traders – 0.2%
Energy Development Corp.	18,967,300	2,448,356
Independent Power Producers & Energy Traders Total		2,448,356

	Shares	Value ($)
Multi-Utilities – 1.2%
AGL Energy Ltd.	245,947	3,648,708
Centrica PLC	1,028,317	5,685,392
RWE AG	91,316	6,163,222
Multi-Utilities Total		15,497,322
Water Utilities – 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	124,900	3,060,568
Water Utilities Total		3,060,568
Utilities Total		37,990,924
Total Common Stocks (cost of $968,673,502)		1,218,944,811
Investment Company – 0.6%
iShares MSCI EAFE Index Fund	132,188	8,136,171
Total Investment Company (cost of $7,980,651)		8,136,171
Short-Term Obligation – 2.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by U.S. Government Agency obligations with various maturities to 04/15/14, market value $27,660,000 (repurchase proceeds $27,108,068)	27,108,000	27,108,000
Total Short-Term Obligation (cost of $27,108,000)		27,108,000
Total Investments – 100.2% (cost of $1,003,762,153) (b)		1,254,188,982
Other Assets & Liabilities, Net – (0.2)%		(2,580,074)
Net Assets – 100.0%		1,251,608,908

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,031,859,307.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2011

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$4,212,333	$183,229,640	$—	$187,441,973
Consumer Staples	4,499,712	77,019,271	—	81,518,983
Energy	39,385,108	85,862,267	—	125,247,375
Financials	49,669,598	261,281,552	—	310,951,150
Health Care	5,436,832	66,406,331	—	71,843,163
Industrials	30,624,819	131,049,624	—	161,674,443
Information Technology	24,229,777	55,952,583	—	80,182,360
Materials	25,782,292	69,542,395	—	95,324,687
Telecommunication Services	20,016,779	46,752,974	—	66,769,753
Utilities	3,060,568	34,930,356	—	37,990,924
Total Common Stocks	206,917,818	1,012,026,993	—	1,218,944,811
Total Investment Company	8,136,171	—	—	8,136,171
Total Short-Term Obligation	—	27,108,000	—	27,108,000
Total Investments	215,053,989	1,039,134,993	—	1,254,188,982
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	1,234,053	—	1,234,053
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(735,364)	—	(735,364)
Total	$215,053,989	$1,039,633,682	$—	$1,254,687,671

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2011

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$5,069,200	$5,069,200	$—

Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from a third party statistical service resulted in a price which was more representative of fair value for these securities as of period end.

For the year ended February 28, 2011, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2010	618	$39,551
Options written	24,196	940,549
Options terminated in closing purchase transactions	(8,764)	(499,675)
Options exercised	(5,041)	(20,163)
Options expired	(11,009)	(460,262)
Options outstanding at February 28, 2011	—	$—

Forward foreign currency exchange contracts outstanding on February 28, 2011 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	$20,044,803	$19,891,834	04/28/11	$152,969
Barclays Bank PLC	EUR	34,815,465	34,412,923	04/28/11	402,542
Barclays Bank PLC	GBP	16,888,309	16,770,511	04/28/11	117,798
Barclays Bank PLC	JPY	9,577,560	9,600,989	04/28/11	(23,429)
Barclays Bank PLC	SEK	2,436,540	2,382,859	04/28/11	53,681
Barclays Bank PLC	SGD	6,006,043	5,989,161	04/28/11	16,882
					$720,443
Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CAD	$19,554,475	$19,169,027	04/28/11	$(385,448)
Barclays Bank PLC	CHF	12,147,947	11,932,515	04/28/11	(215,432)
Barclays Bank PLC	KRW	7,060,451	7,188,960	04/28/11	128,509
Barclays Bank PLC	MYR	2,989,576	3,003,707	04/28/11	14,131
Barclays Bank PLC	NOK	1,840,467	1,792,737	04/28/11	(47,730)
Barclays Bank PLC	PHP	2,423,011	2,400,567	04/28/11	(22,444)
Barclays Bank PLC	SEK	2,436,540	2,419,405	04/28/11	(17,135)
Barclays Bank PLC	THB	3,631,558	3,607,812	04/28/11	(23,746)
Barclays Bank PLC	TWD	9,857,511	10,205,052	04/28/11	347,541
					$(221,754)

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2011

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$217,919,820	17.4
United Kingdom	172,345,396	13.8
France	102,271,454	8.2
Germany	99,514,160	7.9
Switzerland	82,865,759	6.6
United States*	80,928,475	6.5
Spain	55,455,867	4.4
Brazil	52,210,937	4.2
Canada	44,923,248	3.6
Hong Kong	43,122,725	3.4
Netherlands	37,967,545	3.0
Australia	30,125,995	2.4
Denmark	28,996,340	2.3
Sweden	28,203,865	2.2
China	26,924,909	2.2
Italy	22,530,836	1.8
India	17,787,031	1.4
Belgium	16,826,626	1.3
Finland	13,289,180	1.1
South Africa	12,224,999	1.0
Taiwan	10,531,686	0.8
Norway	8,840,898	0.7
Republic of Korea	7,790,398	0.6
Argentina	6,866,116	0.5
Ireland	6,205,623	0.5
Russia	6,146,592	0.5
Thailand	5,508,368	0.4
Turkey	4,358,219	0.4
Singapore	4,076,326	0.3
Malaysia	2,506,616	0.2
Pakistan	2,474,617	0.2
Philippines	2,448,356	0.2
	$1,254,188,982	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
GDR	Global Depositary Receipt
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Multi-Advisor International Equity Fund

February 28, 2011

		($)
Assets	Investments, at identified cost	1,003,762,153
	Investments, at value	1,254,188,982
	Cash	18,189
	Foreign currency (cost of $785,537)	782,399
	Unrealized appreciation on forward foreign currency exchange contracts	1,234,053
	Receivable for:
	Investments sold	6,835,265
	Fund shares sold	1,053,040
	Dividends	2,357,284
	Interest	68
	Foreign tax reclaims	905,934
	Prepaid expenses	4,621
	Total Assets	1,267,379,835
Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	735,364
	Payable for:
	Investments purchased	12,998,029
	Fund shares repurchased	302,389
	Foreign capital gains taxes deferred	180,376
	Investment advisory fee	636,109
	Administration fee	152,552
	Pricing and bookkeeping fees	14,045
	Transfer agent fee	319,044
	Trustees' fees	87,627
	Custody fee	186,188
	Distribution and service fees	6,419
	Chief compliance officer expenses	370
	Interest payable	384
	Other liabilities	152,031
	Total Liabilities	15,770,927
	Net Assets	1,251,608,908
Net Assets Consist of	Paid-in capital	1,582,666,746
	Overdistributed net investment income	(16,333,263)
	Accumulated net realized loss	(565,558,306)
	Net unrealized appreciation (depreciation) on:
	Investments	250,426,829
	Foreign currency translations	587,278
	Foreign capital gains tax	(180,376)
	Net Assets	1,251,608,908

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Multi-Advisor International Equity Fund

February 28, 2011

Class A	Net assets	$24,668,056
	Shares outstanding	1,980,231
	Net asset value per share	$12.46	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.46/0.9425)	$13.22	(b)
Class B	Net assets	$783,613
	Shares outstanding	69,107
	Net asset value and offering price per share	$11.34	(a)
Class C	Net assets	$1,271,683
	Shares outstanding	113,567
	Net asset value and offering price per share	$11.20	(a)
Class I (c)	Net assets	$47,055,728
	Shares outstanding	3,728,029
	Net asset value, offering and redemption price per share	$12.62
Class R	Net assets	$286,611
	Shares outstanding	23,026
	Net asset value, offering and redemption price per share	$12.45
Class W (c)	Net assets	$2,712
	Shares outstanding	218
	Net asset value, offering and redemption price per share	$12.46	(d)
Class Z	Net assets	$1,177,540,505
	Shares outstanding	93,324,334
	Net asset value, offering and redemption price per share	$12.62

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class W shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Multi-Advisor International Equity Fund

For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	38,494,133
	Interest	22,952
	Foreign taxes withheld	(3,594,978)
	Total Investment Income	34,922,107
Expenses	Investment advisory fee	8,702,074
	Administration fee	2,110,092
	Distribution fee:
	Class B	6,818
	Class C	10,428
	Class R	1,318
	Service fee:
	Class B	2,273
	Class C	3,476
	Class W	3
	Distribution and service fees—Class A	59,450
	Transfer agent fee—Class A, Class B, Class C, Class R, Class W and Class Z	2,022,728
	Pricing and bookkeeping fees	156,329
	Trustees' fees	43,865
	Custody fee	768,325
	Chief compliance officer expenses	2,243
	Other expenses	483,458
	Expenses before interest expense	14,372,880
	Interest expense	12,567
	Total Expenses	14,385,447
	Expense reductions	(85)
	Net Expenses	14,385,362
	Net Investment Income	20,536,745
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Options
	Net realized gain (loss) on:
	Investments	125,679,280
	Foreign currency transactions	(6,009,053)
	Futures contracts	(197,942)
	Written options	382,193
	Net realized gain	119,854,478
	Net change in unrealized appreciation (depreciation) on:
	Investments	80,745,207
	Foreign currency translations	4,495,188
	Foreign capital gains tax	(116,264)
	Written options	(22,865)
	Net change in unrealized appreciation (depreciation)	85,101,266
	Net Gain	204,955,744
	Net Increase Resulting from Operations	225,492,489

(a)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Multi-Advisor International Equity Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	20,536,745	23,086,585
	Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	119,854,478	(145,880,630)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax and written options	85,101,266	674,185,182
	Net increase resulting from operations	225,492,489	551,391,137
Distributions to Shareholders	From net investment income:
	Class A	(433,393)	(963,875)
	Class B	(10,544)	(48,849)
	Class C	(16,975)	(67,661)
	Class I	(1,236,199)	—
	Class R	(4,251)	(7,655)
	Class W	(47)	—
	Class Z	(24,765,796)	(61,842,478)
	Total distributions to shareholders	(26,467,205)	(62,930,518)
	Net Capital Stock Transactions	(350,430,216)	(264,703,264)
	Redemption fees	—	64,736
	Increase from regulatory settlements	25,379	4,074,606
	Total increase (decrease) in net assets	(151,379,553)	227,896,697
Net Assets	Beginning of period	1,402,988,461	1,175,091,764
	End of period	1,251,608,908	1,402,988,461
	Overdistributed net investment income at end of period	(16,333,263)	(6,317,871)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Multi-Advisor International Equity Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	123,232	1,389,139	205,292	2,168,886
Distributions reinvested	17,800	208,966	76,464	792,878
Redemptions	(430,140)	(4,834,791)	(289,456)	(2,912,919)
Net increase (decrease)	(289,108)	(3,236,686)	(7,700)	48,845
Class B
Subscriptions	1,231	13,349	11,123	109,561
Distributions reinvested	400	4,281	4,441	41,580
Redemptions	(54,571)	(549,739)	(54,596)	(508,773)
Net decrease	(52,940)	(532,109)	(39,032)	(357,632)
Class C
Subscriptions	7,336	76,021	27,871	266,977
Distributions reinvested	899	9,503	4,990	46,261
Redemptions	(74,067)	(699,511)	(53,754)	(495,500)
Net decrease	(65,832)	(613,987)	(20,893)	(182,262)
Class I
Subscriptions	12,969,724	156,597,095	—	—
Distributions reinvested	104,053	1,236,146	—	—
Redemptions	(9,345,748)	(113,450,533)	—	—
Net increase	3,728,029	44,382,708	—	—
Class R
Subscriptions	5,742	65,854	11,671	121,158
Distributions reinvested	269	3,150	577	5,998
Redemptions	(10,045)	(105,779)	(200)	(2,249)
Net increase (decrease)	(4,034)	(36,775)	12,048	124,907
Class W
Subscriptions	230	2,650	—	—
Redemptions	(12)	(153)	—	—
Net increase	218	2,497	—	—
Class Z
Subscriptions	7,999,032	90,843,065	15,059,511	151,650,965
Distributions reinvested	1,165,024	13,840,489	2,808,809	29,505,142
Redemptions	(43,054,867)	(495,079,418)	(44,278,243)	(445,493,229)
Net decrease	(33,890,811)	(390,395,864)	(26,409,923)	(264,337,122)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.68		$7.44		$15.77		$17.12		$16.39		$13.30
Income from Investment Operations:
Net investment income (c)	0.14		0.13		0.26		0.28		0.16		0.21
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	1.85		3.51		(8.33)		0.76		1.91		3.20
Total from investment operations	1.99		3.64		(8.07)		1.04		2.07		3.41
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.43)		(0.07)		(0.28)		(0.18)		(0.27)
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)
Total distributions to shareholders	(0.21)		(0.43)		(0.26)		(2.39)		(1.34)		(0.32)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Increase from regulatory settlements	—	(d)	0.03		—		—		—		—
Net Asset Value, End of Period	$12.46		$10.68		$7.44		$15.77		$17.12		$16.39
Total return (e)	18.80%		49.61%		(51.87)%		5.14%		13.55	%(f)	25.86%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.33	%(g)	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.33	%(g)	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)
Net investment income	1.27	%(g)	1.26	%(g)	2.05	%(g)	1.56	%(g)	1.06	%(g)(h)	1.43	%(i)
Portfolio turnover rate	92%		127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$24,668		$24,243		$16,936		$41,660		$42,865		$39,330

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.75		$6.82		$14.47		$15.89		$15.31		$12.44
Income from Investment Operations:
Net investment income (c)	0.07		0.06		0.17		0.15		0.05		0.16
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	1.66		3.20		(7.63)		0.70		1.76		2.92
Total from investment operations	1.73		3.26		(7.46)		0.85		1.81		3.08
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.36)		—		(0.16)		(0.07)		(0.16)
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)
Total distributions to shareholders	(0.14)		(0.36)		(0.19)		(2.27)		(1.23)		(0.21)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Increase from regulatory settlements	—	(d)	0.03		—		—		—		—
Net Asset Value, End of Period	$11.34		$9.75		$6.82		$14.47		$15.89		$15.31
Total return (e)	17.88%		48.47%		(52.23)%		4.40%		12.76	%(f)	24.96%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.08	%(g)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	2.08	%(g)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)
Net investment income	0.70	%(g)	0.60	%(g)	1.44	%(g)	0.89	%(g)	0.36	%(g)(h)	1.19	%(i)
Portfolio turnover rate	92%		127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$784		$1,190		$1,098		$3,545		$4,587		$4,712

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.63		$6.73		$14.29		$15.72		$15.16		$12.32
Income from Investment Operations:
Net investment income (c)	0.07		0.05		0.16		0.13		0.05		0.09
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	1.64		3.18		(7.53)		0.71		1.74		2.96
Total from investment operations	1.71		3.23		(7.37)		0.84		1.79		3.05
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.36)		—		(0.16)		(0.07)		(0.16)
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)
Total distributions to shareholders	(0.14)		(0.36)		(0.19)		(2.27)		(1.23)		(0.21)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Increase from regulatory settlements	—	(d)	0.03		—		—		—		—
Net Asset Value, End of Period	$11.20		$9.63		$6.73		$14.29		$15.72		$15.16
Total return (e)	17.89%		48.67%		(52.26)%		4.37%		12.75	%(f)	24.96%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.08	%(g)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	2.08	%(g)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)
Net investment income	0.72	%(g)	0.55	%(g)	1.38	%(g)	0.79	%(g)	0.34	%(g)(h)	0.70	%(i)
Portfolio turnover rate	92%		127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$1,272		$1,728		$1,349		$3,863		$3,533		$3,276

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.64
Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments, futures contracts foreign currency and foreign capital gains tax	1.21
Total from investment operations	1.23
Less Distributions to Shareholders:
From net investment income	(0.25)
Increase from regulatory settlements (c)	—
Net Asset Value, End of Period	$12.62
Total return (d)(e)	10.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	0.95%
Interest expense (g)(h)	—%
Net expenses (f)(g)	0.95%
Net investment income (f)(g)	0.32%
Portfolio turnover rate	92%
Net assets, end of period (000s)	$47,056

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.68		$7.44		$15.76		$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.13		0.09		0.21		0.06		0.12		0.03
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	1.83		3.53		(8.30)		0.93		1.91		0.91
Total from investment operations	1.96		3.62		(8.09)		0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.41)		(0.04)		(0.24)		(0.13)		—
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		—
Total distributions to shareholders	(0.19)		(0.41)		(0.23)		(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Increase from regulatory settlements	—	(d)	0.03		—		—		—		—
Net Asset Value, End of Period	$12.45		$10.68		$7.44		$15.76		$17.12		$16.38
Total return (e)	18.47%		49.28%		(52.00)%		4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.58	%(g)	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.58	%(g)	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(h)(k)
Net investment income	1.13	%(g)	0.86	%(g)	1.70	%(g)	0.31	%(g)	0.80	%(g)(h)	0.85	%(h)(i)
Portfolio turnover rate	92%		127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$287		$289		$112		$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.48
Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments, futures contracts, foreign currency and foreign capital gains tax	1.17
Total from investment operations	1.19
Less Distributions to Shareholders:
From net investment income	(0.21)
Increase from regulatory settlements (c)	—
Net Asset Value, End of Period	$12.46
Total Return (d)(e)	10.52%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.30%
Interest expense (g)(h)	—%
Net expenses (f)(g)	1.30%
Net investment income (f)(g)	0.33%
Portfolio turnover rate	92%
Net assets, end of period (000s)	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.81		$7.52		$15.96		$17.29		$16.58		$13.44
Income from Investment Operations:
Net investment income (c)	0.18		0.17		0.29		0.32		0.19		0.24
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	1.87		3.55		(8.43)		0.78		1.93		3.25
Total from investment operations	2.05		3.72		(8.14)		1.10		2.12		3.49
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.46)		(0.11)		(0.32)		(0.25)		(0.30)
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)
Total distributions to shareholders	(0.24)		(0.46)		(0.30)		(2.43)		(1.41)		(0.35)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Increase from regulatory settlements	—	(d)	0.03		—		—		—		—
Net Asset Value, End of Period	$12.62		$10.81		$7.52		$15.96		$17.29		$16.58
Total return (e)	19.08%		50.09%		(51.76)%		5.42%		13.73	%(f)	26.24%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.08	%(g)	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.08	%(g)	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)
Net investment income	1.58	%(g)	1.59	%(g)	2.28	%(g)	1.79	%(g)	1.26	%(g)(h)	1.68	%(i)
Portfolio turnover rate	92%		127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$1,177,541		$1,375,538		$1,155,598		$2,549,057		$2,352,583		$1,841,838

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Multi-Advisor International Equity Fund
February 28, 2011

Note 1. Organization

Columbia Multi-Advisor International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital growth.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. On December 28, 2010, the Investment Manager exchanged Class Z shares valued at $90,024,505 for Class I shares. The Fund is also authorized to issue Class R4 shares, however this share class is not currently offered for sale. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts, forward foreign currency exchange contracts and written options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified

Columbia Multi-Advisor International Equity Fund, February 28, 2011

price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended February 28, 2011, the Fund entered into 232 forward foreign currency exchange contracts.

Options—The Fund had written covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2011, the Fund entered into 24,196 written options contracts.

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2011, the Fund entered into 51 futures contracts.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund's derivative instruments as of February 28, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$1,234,053	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$735,364

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(4,183,996)	$(4,423,255)
Written Options	Equity Risk	382,193	(22,865)
Futures Contracts	Equity Risk	(197,942)	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Fund is a "multi-manager" fund. The Investment Manager is responsible for the management of the Fund and has engaged Marsico Capital Management, LLC (Marsico) to manage a portion of the Fund's assets on a day-to-day basis (see Subadvisory Fee note below), with the Investment Manager managing the balance of the Fund's assets on a day-to-day basis.

The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.66% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fees through June 30, 2011.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

The waiver amount is calculated based on the difference between the dollar amount of subadvisory fees that would have been payable to Marsico based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of subadvisory fees calculated on a monthly basis based on the annualized subadvisory fee rate effective January 1, 2008 to which Marsico is entitled from each Fund which is described under the Subadvisory Fee note below. The annualized fee rate of 0.45% represented the subadvisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Average Daily Net Assets*	Management Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets subadvised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund subadvised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Columbia waived a portion of the Fund's management fees at the same rates.

For the year ended February 28, 2011, no management fees were waived for the Fund.

In September 2010, the Board of Trustees approved an amended Investment Management Services Agreement (IMSA) with the Investment Manager that increases the management fee rates payable to the Investment Manager at all asset levels. The IMSA was approved by the Fund's shareholders at a Special Meeting of Shareholders held on February 15, 2011. The IMSA, which is effective April 1, 2011, revises the management fee as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.790%
$500 million to $1 billion	0.745%
$1 billion to $1.5 billion	0.700%
$1.5 billion to $3 billion	0.650%
$3 billion to $6 billion	0.640%
Over $6 billion	0.620%

Subadvisory Fee

Pursuant to a subadvisory agreement, and subject to the oversight of the Investment Manager and the Fund's Board of Trustees, Marsico is responsible for a portion of the Fund's daily investment operations, including placing all orders for the purchase and sale of a portion of the Fund's portfolio securities. The Investment Manager, from the management fee it receives, pays Marsico a monthly subadvisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, assets are aggregate assets subadvised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund subadvised by Marsico which the Investment Manager and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

In connection with the amended IMSA approved by the Board of Trustees, effective April 1, 2011, the Fund pays a reduced monthly administration fee to the Investment Manager based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.080%
$500 million to $1 billion	0.075%
$1 billion to $3 billion	0.070%
$3 billion to $12 billion	0.060%
Over $12 billion	0.050%

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, the Fund also pays a multi-manager fee of $3,000 for each investment subadvisor managing a portion of the Fund. The Fund also reimburses State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended February 28, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class W	Class Z
0.16%	0.16%	0.16%	0.16%	0.17%	0.16%

Class I shares do not pay transfer agent fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $1,326 and net CDSC fees paid by shareholders on certain redemptions of Class B shares amounted to $1,602.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B, Class C and Class W shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The Trust has also adopted a distribution plan for Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%
Class W Shareholder Servicing Plan	0.25%	0.25%[1]
Class W Distribution Plan	0.00%	0.25%[1]

1  The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.60%, 2.35%, 2.35%, 1.24%, 1.85%, 1.60% and 1.35% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.35% annually of the Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Effective April 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through June 30, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.32%, 2.07%, 2.07%, 0.94%, 1.57%, 1.32% and 1.07% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Columbia Multi-Advisor International Equity Fund, February 28, 2011

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $5,099.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $85 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,189,928,393 and $1,529,904,795, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the years ended February 28, 2011 and February 28, 2010, the Fund received payments totaling $25,379 and $4,074,606, respectively, resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 8. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 69.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125%

Columbia Multi-Advisor International Equity Fund, February 28, 2011

per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $8,757,576 at a weighted average interest rate of 1.50%.

Note 10. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments, proceeds from litigation settlement, excess distribution, foreign capital gain reclasses and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(4,084,932)	$4,397,988	$(313,056)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$26,467,205	$62,930,518

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$222,329,675

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and Passive Foreign Investment Companies (PFICs).

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$235,925,694
Unrealized depreciation	(13,596,019)
Net unrealized appreciation	$222,329,675

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$145,722,763
2018	404,868,172
$550,590,935

Capital loss carryforwards of $104,351,018 were utilized during the year ended February 28, 2011.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, post-October currency losses of $2,889,517 attributed to security transactions were deferred to March 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured

Columbia Multi-Advisor International Equity Fund, February 28, 2011

as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below and in Note 3 (above), there were no items requiring adjustment of the financial statements or additional disclosure.

At a Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund approved a proposed Subadvisory Agreement between the Investment Manager and Threadneedle International Limited, pursuant to which Threadneedle International Limited is currently expected to begin serving as a subadviser to the Fund in April 2011.

Effective on March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent). This credit facility replaced the credit facility provided by State Street. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on

Columbia Multi-Advisor International Equity Fund, February 28, 2011

April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Multi-Advisor International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Equity Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

Federal Income Tax Information (Unaudited) – Columbia Multi-Advisor International Equity Fund

Foreign taxes paid during the fiscal year ended February 28, 2011, of $3,741,428 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $38,260,922 ($0.39 per share) for the fiscal year ended February 28, 2011.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("CMIA") and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a "Fund" and together, the "Funds"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds' current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain CMIA as the Funds' investment manager;

•  The nature, extent and quality of investment management services provided by CMIA to each Fund;

•  The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•  The recent evaluation of each Fund's potential to realize economies of scale through operations of CMIA;

•  The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

o  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

o  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

o  Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

•  Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement. Quietly

Investment Performance. The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds' peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund's IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each Fund at all or certain assets levels, and would be otherwise identical to each Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA's proposal to implement a contractual expense limitation that would mitigate the effect of such Fund's investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability. The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA's affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds' distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

Board Consideration and Approval of Subadvisory Agreement

At its November 3-4, 2010 meeting (the "November Meeting"), the Board (the "Board") of Columbia Funds Series Trust (the "Trust") unanimously approved the proposed subadvisory agreement between Columbia Management Investment Advisers, LLC ("CMIA") and Threadneedle International Limited ("Threadneedle") for Columbia Multi-Advisor International Equity Fund (the "Fund") (the "Proposed Threadneedle Subadvisory Agreement").

Prior to approving the Proposed Threadneedle Subadvisory Agreement, the trustees (the "Trustees") of the Board, including the non-interested Trustees, were presented with, and requested, received and evaluated, materials about the Proposed Threadneedle Subadvisory Agreement, including information about the Threadneedle European equity investment strategy and related matters. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the performance of the Columbia European Equity Fund (formerly Threadneedle European Equity Fund), a fund used to demonstrate the Threadneedle European equity investment strategy, against the Fund's benchmark index. In addition, the Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the November Meeting, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Proposed Threadneedle Subadvisory Agreement.

In making its decision to approve the Proposed Threadneedle Subadvisory Agreement, the Board considered factors bearing on the nature, extent and quality of the services proposed to be provided to the Fund, and the estimated costs for those services, with a view toward reaching a business judgment as to whether the Proposed Threadneedle Subadvisory Agreement is, under the circumstances, in the best interest of the Fund and the Fund's shareholders. The factors that the Trustees of the Board considered included, principally, the following:

•  The qualifications of Threadneedle as an investment subadviser, including that Threadneedle subadvises numerous funds within the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex");

•  CMIA's previous experience overseeing and coordinating investment advisory services with Threadneedle;

•  The bottom-up investment strategies that Threadneedle would implement as a subadviser to the Fund, including that these strategies would be the same or similar to those it uses as the subadviser to the Columbia European Equity Fund;

•  The terms and conditions of the Proposed Threadneedle Subadvisory Agreement;

•  An assessment of Threadneedle's Code of Ethics Policy and Compliance Programs by the Fund's Chief Compliance Officer; and

•  That the proposed investment subadvisory fee rates are designed to be competitive and to fairly compensate Threadneedle for bona fide services performed with respect to the Fund.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board and the conclusions that they, in their business judgment, reached are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Fund by Threadneedle under the Proposed Threadneedle Subadvisory Agreement. The Board reviewed and analyzed these materials, which included, among other things, information about the background of management professionals at the subadviser, as well as the investment strategies that Threadneedle would utilize as a subadviser to the Fund. Specifically, the Board was advised that the investment strategies that Threadneedle would utilize are expected to be the same or similar to those that it uses as a subadviser to the Columbia European Equity Fund, which consist of:

•  Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives;

•   Conducting detailed research on companies in a consistent strategic and macroeconomic framework;

•  Looking for catalysts of change and identifying the factors driving markets, which vary over economic and market cycles;

•  Maintaining a portfolio of 50 to 70 stocks in the portion of the Fund's assets managed by Threadneedle;

•  Focusing on investment decisions at both a sector and individual company level; and

•  Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics in the portion of the Fund's assets managed by Threadneedle are consistent with established portfolio management parameters.

In addition, the Board considered that Threadneedle would be one of two subadvisers to the Fund. Currently, the Fund is split evenly into two "sleeves," and approximately 50% of the Fund's assets is managed by CMIA's International Equity Team, while the other 50% of the Fund's assets is managed by the Fund's current subadviser, Marsico Capital Management, LLC ("Marsico"). CMIA proposes to expand the number of sleeves for the Fund, manage certain sleeves directly, and allocate a portion of the remaining assets of the Fund to each of Marsico and Threadneedle to manage as a subadviser. The initial sleeves and target percentages would be based on current market conditions, but CMIA would have discretion to change the number of sleeves or the proportion of assets managed directly by it or allocated to each subadviser based upon future market conditions or other considerations.

Based on the foregoing and other information considered relevant, the Board concluded that, overall, it was satisfied with the assurances from Threadneedle as to the expected nature, extent and quality of services expected to be provided to the Fund under the Proposed Threadneedle Subadvisory Agreement.

Fund Performance. Because the Threadneedle European equity investment strategy will be deployed by Threadneedle in managing the portion of the Fund's assets allocated to it, the Board noted that the Columbia European Equity Fund, which Threadneedle also subadvises utilizing this strategy, outperformed its benchmark index, the Morgan Stanley Capital International Europe USD Index, for the one-, three-, five- and ten-year time periods. The Board also noted the relatively high ranking of the Columbia European Equity Fund's performance as compared to the performance of its peer group over several time periods, including since the current portfolio manager assumed responsibility for the Fund. The Board also received and reviewed information showing how the Fund would have performed in prior periods if a portion of the Fund's assets, based on the initial percentages expected to be allocated to it, to Columbia and to Marsico, had been managed by Threadneedle in the same manner as the Columbia European Equity Fund.

Subadvisory Fee Rates. The Board also considered the fees payable to Threadneedle for investment management services. As noted above, under the Proposed Threadneedle Subadvisory Agreement, CMIA will pay a subadvisory fee to Threadneedle that is based on a percentage of the daily net assets of the Fund allocated to it as follows: 0.35% on the first $150 million of assets; 0.30% on the next $500 million of assets; 0.25% on the next $500 million of assets; and 0.20% on assets thereafter. The Board considered that the investment advisory fee rate payable by the Fund to CMIA would not change, and that the subadvisory fees payable to Threadneedle would be paid by CMIA out of the investment advisory fees received by the Fund.

The Board noted that the investment subadvisory fee rates to be paid to Threadneedle under the Proposed Threadneedle Subadvisory Agreement would be comparable to or less than the subadvisory fee rates paid to Marsico for managing the portion of the Fund's assets allocated to it and would be the same as the investment subadvisory fee rates paid to Threadneedle as subadviser to certain other funds in the Columbia RiverSource Funds Complex, including Columbia European Equity Fund.

Profitability. The Board did not consider separate profitability information with respect to Threadneedle, as its profitability from its relationship with the Fund was not a material factor in determining whether to approve the Proposed Threadneedle Subadvisory Agreement. The Board, having recently reviewed information about the financial condition of Ameriprise Financial, Inc. ("Ameriprise"), the parent company CMIA, was satisfied that Threadneedle, as a subsidiary of Ameriprise, has adequate resources to perform the services required under the Proposed Threadneedle Subadvisory Agreement.

Economies of Scale. The Board noted that the investment subadvisory fee rates payable by CMIA under the Proposed Threadneedle Subadvisory Agreement contain breakpoints that reduce the fee rate on assets above specified levels, and that the investment advisory fee rates payable to CMIA by the Fund under its investment management services agreement also contain breakpoints. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to Threadneedle. The Board also received and considered information regarding certain expected "fall-out" or ancillary benefits to be received by Threadneedle as a result of its relationship with the Fund.

After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including the non-interested Trustees, concluded that approval of the Proposed Threadneedle Subadvisory Agreement was in the best interests of the Fund and its shareholders.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,668,271	16,830,387	59,835	849,709

Proposal 2. Shareholders of the Fund approved a proposed Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,189,167	2,310,400	58,926	849,709

Proposal 3. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Multi-Advisor International Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

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Permit NO. 20

Columbia Multi-Advisor International Equity Fund
P. O. Box 8081
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columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1671 A (04/11)

Columbia Large Cap Index Fund

Annual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+22.09% Class A shares

+22.57% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 22.09% without sales charge.

■

The fund’s return was slightly lower than the return of its benchmark, the S&P 500 Index,[1] and the average return of the funds in its peer group, the Lipper S&P 500 Index Objective Funds Classification.[2]

■	Despite a rocky period in the summer of 2010, stock prices climbed for the second consecutive year, buoyed by sectors that are sensitive to economic growth.

Portfolio Management

Alfred F. Alley III has managed or co-managed the fund since February 2009 and has been associated with Columbia Management Investment Advisers, LLC (the Investment Manager) since May 2010. Prior to joining the Investment Manager, Mr. Alley was associated with the fund’s previous advisor or its predecessors since 2005.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Large Cap Index Fund

Summary

For the 12-month period that ended February 28, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

22.57%	20.00%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

4.93%	14.74%

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed, — a key measure of the health of the manufacturing sector — continued to inch higher.

2

Economic Update (continued) – Columbia Large Cap Index Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)
Class A	25.62
Class B	25.70
Class Z	25.72

Distributions declared per share

03/01/10 – 02/28/11 ($)
Class A	0.35
Class B	0.19
Class Z	0.41

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	12,402	n/a
Class B	11,915	11,915
Class Z	12,723	n/a

Average annual total return as of 02/28/11 (%)

Share class	A	B		Z
Inception	10/10/95	09/23/05		12/15/93
Sales charge	without	without	with	without
1-year	22.09	21.22	16.22	22.44
5-year	2.50	1.75	1.37	2.76
10-year	2.18	1.77	1.77	2.44

The “with sales charge” returns include the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B shares commenced operations on September 23, 2005 and have no performance prior to that date. Performance prior to September 23, 2005 is that of Class A shares at net asset value with no distribution and service (Rule 12b-1 fees) of 0.25%. If Class B shares’ distribution and service (Rule 12b-1) fees had been reflected, total returns would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Large Cap Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,274.70	1,022.86	2.20	1.96	0.39
Class B	1,000.00	1,000.00	1,270.70	1,019.14	6.42	5.71	1.14
Class Z	1,000.00	1,000.00	1,276.40	1,024.10	0.79	0.70	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 02/28/11 (%)
Exxon Mobil Corp.	3.5
Apple, Inc.	2.7
General Electric Co.	1.8
Chevron Corp.	1.7
International Business Machines Corp.	1.6
Microsoft Corp.	1.6
JPMorgan Chase & Co.	1.5
Procter & Gamble Co.	1.4
Wells Fargo & Co.	1.4
Johnson & Johnson	1.4

Information provided is calculated as a percentage of net assets.

Top 5 sectors

as of 02/28/11 (%)
Information Technology	18.5
Financials	15.9
Energy	13.0
Industrials	11.0
Health Care	10.7

Sector Breakdown is calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 22.09% without sales charge. The S&P 500 Index returned 22.57%. The average return for the Lipper S&P 500 Index Objective Funds Classification was 22.65%. The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P 500 Index. As such, its return was slightly below the return of the index, after fees and expenses, which the index does not incur, and slightly lower than the average return of funds in its peer group. Despite a rocky period in the summer of 2010, stock prices climbed for the second consecutive year, buoyed by sectors that are sensitive to economic growth.

Energy, materials and consumer discretionary stocks were leaders

As economic growth strengthened during the 12-month period, the strongest gains came from the energy, materials and consumer discretionary sectors. Energy stocks were buoyed by improved economic conditions and by rising commodity prices. The sector gained 42% for the period. Three of the fund’s four top contributors to return were energy stocks — Exxon, Chevron and ConocoPhillips (3.5%, 1.7% and 0.9% of net assets, respectively). Materials and consumer discretionary stocks also got a boost from the economic recovery, rising 32% and 31%, respectively. In the materials sector, chemical giant Du Pont and metals and mining company Freeport McMoRan Copper & Gold (both 0.4% of net assets) generated the best returns for the fund. In the consumer discretionary sector, Comcast and Walt Disney (0.6% and 0.7% of net assets, respectively) were the strongest contributors to the fund’s return. The technology sector produced the fund’s top performer — Apple (2.7% of net assets) — which alone contributed 1.4% to the fund’s total return for the period. General Electric (1.8% of net assets) in the industrials sector was another top contributor to fund results.

Health care, consumer staples and utilities were modest contributors to returns

For the second consecutive year, all ten sectors within the S&P 500 Index produced positive returns. However, gains from health care, consumer staples and utilities were modest compared to the period’s top performers. These more defensive choices fell out of favor with investors as a growing economy lifted the prospects for sectors that are more direct beneficiaries of that growth. Health care stocks returned 5.98%. Consumer staples returned 13.22% and utilities gained 15.76%. Within health care, Gilead Sciences (0.3% of net assets) shares recorded a double-digit loss for the period. Other major disappointments came from the technology and financials sectors. Within technology, Cisco Systems, Hewlett Packard and Microsoft (0.8%, 0.8% and 1.6% of net assets, respectively) had negative returns as did Bank of America (1.2% of net assets) in the financials sector.

Portfolio changes

During the 12-month period covered by this report, there were 17 additions and deletions to the S&P 500 Index. Because the fund is mandated to track the underlying index, fully replicating its positions, changes to the portfolio matched changes to the index. Among the additions to the index were high profile names such as Netflix, Ingersoll-Rand and Tyco International. Well-known names removed from the index because they were smaller, as measured by market capitalization, included the New York Times and Eastman Kodak.

6

Portfolio Manager’s Report (continued) – Columbia Large Cap Index Fund

Looking ahead

Even after two years of strong returns, we believe the U.S. equity market remains attractive. Valuations seem quite reasonable because earnings growth has kept pace with rising stock prices. And while the earnings growth will inevitably slow from the pace set in the early stages of this economic recovery, it is likely to remain quite healthy. Larger companies with exposure to global growth, as well as dividend-paying companies, are of particular interest, and U.S. equities appear to be more attractive than stocks in foreign developed markets. Of course, no one can predict what will happen to stocks in any one year. However, historically equities have been the strongest asset class over the long term and investors who have learned to ride out periods of weakness and volatility have been rewarded.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

7

Investment Portfolio – Columbia Large Cap Index Fund

February 28, 2011

Common Stocks – 99.1%

	Shares	Value ($)
Consumer Discretionary – 10.4%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. (a)	68,335	968,990
Johnson Controls, Inc.	189,790	7,743,432

Auto Components Total		8,712,422

Automobiles – 0.5%
Ford Motor Co. (a)	1,054,326	15,867,606
Harley-Davidson, Inc.	66,287	2,705,836

Automobiles Total		18,573,442

Distributors – 0.1%
Genuine Parts Co.	44,327	2,335,590

Distributors Total		2,335,590

Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	35,812	1,620,851
DeVry, Inc.	17,514	950,135
H&R Block, Inc.	86,770	1,318,036

Diversified Consumer Services Total		3,889,022

Hotels, Restaurants & Leisure – 1.6%
Carnival Corp.	121,184	5,170,921
Darden Restaurants, Inc.	38,954	1,835,902
International Game Technology	83,914	1,381,224
Marriott International, Inc., Class A	80,969	3,174,795
McDonald’s Corp.	297,329	22,501,859
Starbucks Corp.	208,511	6,876,693
Starwood Hotels & Resorts Worldwide, Inc.	53,610	3,275,571
Wyndham Worldwide Corp.	49,262	1,540,915
Wynn Resorts Ltd.	21,298	2,618,163
Yum! Brands, Inc.	131,812	6,634,098

Hotels, Restaurants & Leisure Total		55,010,141

Household Durables – 0.4%
D.R. Horton, Inc.	78,971	935,017
Fortune Brands, Inc.	42,939	2,656,206
Harman International Industries, Inc.	19,554	951,107
Leggett & Platt, Inc.	41,162	949,196
Lennar Corp., Class A	44,808	903,329
Newell Rubbermaid, Inc.	81,687	1,579,827
Pulte Homes, Inc. (a)	94,630	652,947
Stanley Black & Decker, Inc.	46,732	3,543,687
Whirlpool Corp.	21,367	1,762,777

Household Durables Total		13,934,093

Internet & Catalog Retail – 0.8%
Amazon.com, Inc. (a)	99,807	17,295,555
Expedia, Inc.	56,936	1,130,749
NetFlix, Inc. (a)	12,200	2,521,374

	Shares	Value ($)
priceline.com, Inc. (a)	13,775	6,252,197

Internet & Catalog Retail Total		27,199,875

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	38,319	1,720,523
Mattel, Inc.	100,988	2,530,759

Leisure Equipment & Products Total		4,251,282

Media – 3.4%
Cablevision Systems Corp., Class A	67,500	2,487,375
CBS Corp., Class B	191,552	4,570,431
Comcast Corp., Class A	785,143	20,225,284
DIRECTV, Class A (a)	234,566	10,782,999
Discovery Communications, Inc., Class A (a)	80,050	3,450,955
Gannett Co., Inc.	67,187	1,109,257
Interpublic Group of Companies, Inc. (a)	137,569	1,815,911
McGraw-Hill Companies, Inc.	86,418	3,342,648
News Corp., Class A	642,640	11,162,657
Omnicom Group, Inc.	84,763	4,314,437
Scripps Networks Interactive, Inc., Class A	25,311	1,314,653
Time Warner Cable, Inc.	100,104	7,225,507
Time Warner, Inc.	312,117	11,922,869
Viacom, Inc., Class B	170,078	7,595,683
Walt Disney Co.	532,821	23,305,591
Washington Post Co., Class B	1,564	677,353

Media Total		115,303,610

Multiline Retail – 0.8%
Big Lots, Inc. (a)	21,256	872,134
Family Dollar Stores, Inc.	35,424	1,774,034
J.C. Penney Co., Inc.	66,524	2,325,679
Kohl’s Corp. (a)	82,313	4,435,847
Macy’s, Inc.	119,212	2,849,167
Nordstrom, Inc.	47,366	2,143,785
Sears Holdings Corp. (a)	12,380	1,031,378
Target Corp.	199,289	10,472,637

Multiline Retail Total		25,904,661

Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	24,719	1,418,129
AutoNation, Inc. (a)	17,931	603,199
Autozone, Inc. (a)	7,682	1,981,572
Bed Bath & Beyond, Inc. (a)	72,874	3,508,883
Best Buy Co., Inc.	92,961	2,997,063
CarMax, Inc. (a)	63,275	2,238,037
GameStop Corp., Class A (a)	42,608	850,030
Gap, Inc.	123,619	2,785,136
Home Depot, Inc.	461,115	17,277,979
Limited Brands, Inc.	74,385	2,381,808

See Accompanying Notes to Financial Statements.

8

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Lowe’s Companies, Inc.	388,316	10,162,230
O’Reilly Automotive, Inc. (a)	39,341	2,186,573
RadioShack Corp.	32,011	473,763
Ross Stores, Inc.	33,900	2,442,156
Staples, Inc.	203,472	4,333,953
Tiffany & Co.	35,550	2,188,102
TJX Companies, Inc.	111,397	5,555,368
Urban Outfitters, Inc. (a)	36,200	1,389,356

Specialty Retail Total		64,773,337

Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	83,431	4,582,031
NIKE, Inc., Class B	107,625	9,581,854
Polo Ralph Lauren Corp.	18,213	2,307,769
V.F. Corp.	24,420	2,336,261

Textiles, Apparel & Luxury Goods Total		18,807,915

Consumer Discretionary Total		358,695,390

Consumer Staples – 10.0%
Beverages – 2.3%
Brown-Forman Corp., Class B	29,208	2,019,733
Coca-Cola Co.	653,389	41,764,625
Coca-Cola Enterprises, Inc.	95,289	2,506,101
Constellation Brands, Inc., Class A (a)	50,192	1,019,901
Dr Pepper Snapple Group, Inc.	63,864	2,302,936
Molson Coors Brewing Co., Class B	44,537	2,036,677
PepsiCo, Inc.	445,965	28,283,100

Beverages Total		79,933,073

Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	121,643	9,097,680
CVS Caremark Corp.	382,333	12,639,929
Kroger Co.	179,435	4,109,061
Safeway, Inc.	104,857	2,287,980
SUPERVALU, Inc.	59,706	515,263
Sysco Corp.	164,659	4,575,874
Wal-Mart Stores, Inc.	551,301	28,656,626
Walgreen Co.	260,556	11,292,497
Whole Foods Market, Inc.	41,374	2,422,861

Food & Staples Retailing Total		75,597,771

Food Products – 1.7%
Archer-Daniels-Midland Co.	179,802	6,685,038
Campbell Soup Co.	53,908	1,814,543
ConAgra Foods, Inc.	123,785	2,866,861
Dean Foods Co. (a)	51,275	541,464
General Mills, Inc.	180,175	6,691,700
H.J. Heinz Co.	90,250	4,532,355
Hershey Co.	43,482	2,274,978
Hormel Foods Corp.	38,950	1,067,230

	Shares	Value ($)
J.M. Smucker Co.	33,653	2,316,673
Kellogg Co.	71,520	3,830,611
Kraft Foods, Inc., Class A	491,505	15,649,519
McCormick & Co., Inc., Non-Voting Shares	37,391	1,781,681
Mead Johnson Nutrition Co., Class A	57,600	3,447,360
Sara Lee Corp.	179,847	3,078,981
Tyson Foods, Inc., Class A	83,841	1,561,958

Food Products Total		58,140,952

Household Products – 2.0%
Clorox Co.	39,283	2,661,816
Colgate-Palmolive Co.	135,834	10,665,686
Kimberly-Clark Corp.	114,788	7,564,529
Procter & Gamble Co.	787,668	49,662,467

Household Products Total		70,554,498

Personal Products – 0.2%
Avon Products, Inc.	120,756	3,358,224
Estée Lauder Companies, Inc., Class A	31,939	3,015,361

Personal Products Total		6,373,585

Tobacco – 1.6%
Altria Group, Inc.	587,554	14,906,245
Lorillard, Inc.	42,061	3,229,023
Philip Morris International, Inc.	510,559	32,052,894
Reynolds American, Inc.	95,168	3,266,166

Tobacco Total		53,454,328

Consumer Staples Total		344,054,207

Energy – 13.0%
Energy Equipment & Services – 2.4%
Baker Hughes, Inc.	121,314	8,619,360
Cameron International Corp. (a)	68,262	4,036,332
Diamond Offshore Drilling, Inc.	19,547	1,529,162
FMC Technologies, Inc. (a)	33,679	3,167,510
Halliburton Co.	255,900	12,011,946
Helmerich & Payne, Inc.	29,850	1,939,951
Nabors Industries Ltd. (a)	80,334	2,287,109
National Oilwell Varco, Inc.	118,064	9,394,352
Noble Corp.	72,000	3,219,120
Rowan Companies, Inc. (a)	35,479	1,513,889
Schlumberger Ltd.	383,976	35,871,038

Energy Equipment & Services Total		83,589,769

Oil, Gas & Consumable Fuels – 10.6%
Anadarko Petroleum Corp.	139,491	11,414,549
Apache Corp.	107,586	13,407,367
Cabot Oil & Gas Corp.	29,293	1,337,518
Chesapeake Energy Corp.	183,967	6,551,065

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Chevron Corp.	566,272	58,750,720
ConocoPhillips	413,460	32,196,130
Consol Energy, Inc.	63,521	3,221,150
Denbury Resources, Inc. (a)	112,425	2,724,058
Devon Energy Corp.	121,560	11,115,446
El Paso Corp.	198,177	3,686,092
EOG Resources, Inc.	71,527	8,033,197
EQT Corp.	41,988	2,070,008
Exxon Mobil Corp. (b)	1,418,943	121,362,195
Hess Corp.	84,475	7,351,859
Marathon Oil Corp.	199,777	9,908,939
Massey Energy Co.	28,751	1,820,801
Murphy Oil Corp.	54,132	3,980,326
Newfield Exploration Co. (a)	37,700	2,744,183
Noble Energy, Inc.	49,267	4,565,080
Occidental Petroleum Corp.	228,663	23,316,766
Peabody Energy Corp.	75,878	4,969,250
Pioneer Natural Resources Co.	32,628	3,339,150
QEP Resources, Inc.	49,450	1,955,748
Range Resources Corp.	45,060	2,446,758
Southwestern Energy Co. (a)	97,577	3,852,340
Spectra Energy Corp.	182,413	4,879,548
Sunoco, Inc.	33,924	1,420,059
Tesoro Corp. (a)	40,284	957,954
Valero Energy Corp.	159,324	4,489,750
Williams Companies, Inc.	164,585	4,996,801

Oil, Gas & Consumable Fuels Total		362,864,807

Energy Total		446,454,576

Financials – 15.9%
Capital Markets – 2.4%
Ameriprise Financial, Inc. (c)	69,776	4,418,216
Bank of New York Mellon Corp.	349,069	10,608,207
Charles Schwab Corp.	279,054	5,293,654
E*Trade Financial Corp. (a)	55,960	894,241
Federated Investors, Inc., Class B	25,819	711,572
Franklin Resources, Inc.	40,977	5,147,531
Goldman Sachs Group, Inc.	143,838	23,557,788
Invesco Ltd.	129,999	3,489,173
Janus Capital Group, Inc.	51,700	694,331
Legg Mason, Inc.	43,086	1,561,867
Morgan Stanley	425,751	12,636,290
Northern Trust Corp.	68,120	3,512,948
State Street Corp.	141,219	6,315,314
T. Rowe Price Group, Inc.	72,189	4,835,219

Capital Markets Total		83,676,351

Commercial Banks – 2.9%
BB&T Corp.	195,262	5,389,231

	Shares	Value ($)
Comerica, Inc.	49,667	1,932,046
Fifth Third Bancorp.	258,262	3,770,625
First Horizon National Corp. (a)	73,370	843,755
Huntington Bancshares, Inc.	242,879	1,661,292
KeyCorp	247,736	2,264,307
M&T Bank Corp.	33,641	2,962,090
Marshall & Ilsley Corp.	148,602	1,154,638
PNC Financial Services Group, Inc.	147,938	9,127,775
Regions Financial Corp.	353,417	2,700,106
SunTrust Banks, Inc.	140,693	4,244,708
U.S. Bancorp	539,819	14,969,181
Wells Fargo & Co.	1,476,950	47,646,407
Zions Bancorporation	50,078	1,169,822

Commercial Banks Total		99,835,983

Consumer Finance – 0.7%
American Express Co.	294,708	12,840,428
Capital One Financial Corp.	128,604	6,400,621
Discover Financial Services	153,239	3,332,948
SLM Corp. (a)	136,647	2,025,108

Consumer Finance Total		24,599,105

Diversified Financial Services – 4.3%
Bank of America Corp. (c)	2,837,967	40,554,548
Citigroup, Inc. (a)	8,174,598	38,257,119
CME Group, Inc.	18,845	5,866,072
IntercontinentalExchange, Inc. (a)	20,545	2,633,869
JPMorgan Chase & Co.	1,100,075	51,362,502
Leucadia National Corp.	55,450	1,837,058
Moody’s Corp.	57,314	1,828,317
NASDAQ OMX Group, Inc. (a)	41,909	1,199,016
NYSE Euronext	73,408	2,716,096

Diversified Financial Services Total		146,254,597

Insurance – 3.9%
ACE Ltd.	95,475	6,038,794
AFLAC, Inc.	132,611	7,805,484
Allstate Corp.	151,464	4,813,526
American International Group, Inc. (a)	40,390	1,496,853
AON Corp.	92,815	4,885,782
Assurant, Inc.	29,936	1,216,300
Berkshire Hathaway, Inc., Class B (a)	486,950	42,500,996
Chubb Corp.	85,849	5,209,317
Cincinnati Financial Corp.	45,748	1,557,719
Genworth Financial, Inc., Class A (a)	137,813	1,823,266
Hartford Financial Services Group, Inc.	125,122	3,703,611
Lincoln National Corp.	89,137	2,827,426
Loews Corp.	89,024	3,850,288

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Marsh & McLennan Companies, Inc.	152,943	4,655,585
MetLife, Inc.	255,001	12,076,847
Principal Financial Group, Inc.	90,171	3,089,258
Progressive Corp.	186,680	3,888,544
Prudential Financial, Inc.	136,602	8,992,510
Torchmark Corp.	22,546	1,471,127
Travelers Companies, Inc.	122,305	7,329,739
Unum Group	89,293	2,368,943
XL Group PLC	90,946	2,123,589

Insurance Total		133,725,504

Real Estate Investment Trusts (REITs) – 1.5%
Apartment Investment & Management Co., Class A	32,900	843,885
AvalonBay Communities, Inc.	23,995	2,904,115
Boston Properties, Inc.	39,398	3,779,056
Equity Residential Property Trust	80,033	4,410,618
HCP, Inc.	102,569	3,897,622
Health Care REIT, Inc.	40,797	2,130,419
Host Hotels & Resorts, Inc.	187,437	3,448,841
Kimco Realty Corp.	114,260	2,214,359
Plum Creek Timber Co., Inc.	45,459	1,907,460
ProLogis	160,092	2,603,096
Public Storage	39,334	4,415,241
Simon Property Group, Inc.	82,416	9,069,057
Ventas, Inc.	44,176	2,448,234
Vornado Realty Trust	45,743	4,269,194
Weyerhaeuser Co.	150,834	3,681,858

Real Estate Investment Trusts (REITs) Total		52,023,055

Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc., Class A (a)	81,771	2,047,546

Real Estate Management & Development Total		2,047,546

Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	148,159	1,703,829
People’s United Financial, Inc.	103,828	1,368,453

Thrifts & Mortgage Finance Total		3,072,282

Financials Total		545,234,423

Health Care – 10.7%
Biotechnology – 1.2%
Amgen, Inc. (a)	265,869	13,647,056
Biogen Idec, Inc. (a)	67,074	4,587,862
Celgene Corp. (a)	132,416	7,031,290
Cephalon, Inc. (a)	21,143	1,190,562
Genzyme Corp. (a)	72,898	5,500,154
Gilead Sciences, Inc. (a)	228,422	8,903,889

Biotechnology Total		40,860,813

	Shares	Value ($)
Health Care Equipment & Supplies – 1.8%
Baxter International, Inc.	164,003	8,716,760
Becton Dickinson & Co.	64,694	5,175,520
Boston Scientific Corp. (a)	427,735	3,062,583
C.R. Bard, Inc.	26,121	2,553,589
CareFusion Corp. (a)	62,695	1,712,827
Covidien PLC	140,900	7,249,305
DENTSPLY International, Inc.	40,001	1,494,837
Intuitive Surgical, Inc. (a)	11,091	3,637,293
Medtronic, Inc.	303,836	12,129,133
St. Jude Medical, Inc. (a)	96,450	4,618,026
Stryker Corp.	96,136	6,081,563
Varian Medical Systems, Inc. (a)	33,518	2,322,127
Zimmer Holdings, Inc. (a)	55,572	3,464,359

Health Care Equipment & Supplies Total		62,217,922

Health Care Providers & Services – 2.0%
Aetna, Inc.	112,603	4,206,848
AmerisourceBergen Corp.	77,721	2,946,403
Cardinal Health, Inc.	98,216	4,089,714
CIGNA Corp.	76,269	3,208,637
Coventry Health Care, Inc. (a)	41,777	1,261,665
DaVita, Inc. (a)	27,387	2,173,706
Express Scripts, Inc. (a)	148,317	8,338,382
Humana, Inc. (a)	47,394	3,081,084
Laboratory Corp. of America Holdings (a)	28,647	2,581,954
McKesson Corp.	71,233	5,647,352
Medco Health Solutions, Inc. (a)	119,404	7,360,063
Patterson Companies, Inc.	27,233	909,038
Quest Diagnostics, Inc.	39,828	2,260,239
Tenet Healthcare Corp. (a)	136,613	980,881
UnitedHealth Group, Inc.	309,549	13,180,597
WellPoint, Inc. (a)	110,741	7,360,954

Health Care Providers & Services Total		69,587,517

Health Care Technology – 0.1%
Cerner Corp. (a)	20,025	2,011,511

Health Care Technology Total		2,011,511

Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc. (a)	97,457	4,100,991
Life Technologies Corp. (a)	52,495	2,801,658
PerkinElmer, Inc.	33,245	880,992
Thermo Fisher Scientific, Inc. (a)	111,879	6,245,086
Waters Corp. (a)	25,704	2,134,717

Life Sciences Tools & Services Total		16,163,444

Pharmaceuticals – 5.2%
Abbott Laboratories	434,997	20,923,356
Allergan, Inc.	86,489	6,414,889

See Accompanying Notes to Financial Statements.

11

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Bristol-Myers Squibb Co.	481,686	12,432,316
Eli Lilly & Co.	285,538	9,868,193
Forest Laboratories, Inc. (a)	80,405	2,605,122
Hospira, Inc. (a)	46,982	2,482,999
Johnson & Johnson	772,793	47,480,402
Merck & Co., Inc.	866,915	28,235,422
Mylan, Inc. (a)	122,478	2,801,072
Pfizer, Inc.	2,253,951	43,366,017
Watson Pharmaceuticals, Inc. (a)	35,257	1,974,039

Pharmaceuticals Total		178,583,827

Health Care Total		369,425,034

Industrials – 11.0%
Aerospace & Defense – 2.7%
Boeing Co.	206,385	14,861,784
General Dynamics Corp.	106,341	8,094,677
Goodrich Corp.	35,271	3,041,418
Honeywell International, Inc.	219,503	12,711,419
ITT Corp.	51,633	2,991,100
L-3 Communications Holdings, Inc.	31,814	2,522,532
Lockheed Martin Corp.	83,077	6,576,375
Northrop Grumman Corp.	82,187	5,480,229
Precision Castparts Corp.	40,155	5,691,971
Raytheon Co.	102,581	5,253,173
Rockwell Collins, Inc.	44,114	2,842,706
Textron, Inc.	77,308	2,094,274
United Technologies Corp.	259,816	21,705,029

Aerospace & Defense Total		93,866,687

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	46,703	3,380,830
Expeditors International of Washington, Inc.	59,716	2,854,425
FedEx Corp.	88,540	7,970,371
United Parcel Service, Inc., Class B	278,280	20,537,064

Air Freight & Logistics Total		34,742,690

Airlines – 0.1%
Southwest Airlines Co.	210,252	2,487,281

Airlines Total		2,487,281

Building Products – 0.1%
Masco Corp.	100,853	1,370,592

Building Products Total		1,370,592

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	30,420	1,214,366
Cintas Corp.	35,613	1,001,438
Iron Mountain, Inc.	56,315	1,464,190

	Shares	Value ($)
Pitney Bowes, Inc.	57,267	1,441,983
R.R. Donnelley & Sons Co.	58,080	1,081,450
Republic Services, Inc.	86,494	2,561,087
Stericycle, Inc. (a)	24,112	2,083,759
Waste Management, Inc.	133,862	4,960,926

Commercial Services & Supplies Total		15,809,199

Construction & Engineering – 0.2%
Fluor Corp.	50,298	3,559,086
Jacobs Engineering Group, Inc. (a)	35,496	1,776,930
Quanta Services, Inc. (a)	60,618	1,382,697

Construction & Engineering Total		6,718,713

Electrical Equipment – 0.5%
Emerson Electric Co.	211,756	12,633,363
Rockwell Automation, Inc.	39,868	3,497,619
Roper Industries, Inc.	26,675	2,244,168

Electrical Equipment Total		18,375,150

Industrial Conglomerates – 2.6%
3M Co.	201,188	18,555,569
General Electric Co. (b)	2,998,234	62,723,056
Tyco International Ltd.	137,700	6,243,318

Industrial Conglomerates Total		87,521,943

Machinery – 2.3%
Caterpillar, Inc.	178,583	18,381,548
Cummins, Inc.	55,686	5,630,968
Danaher Corp.	150,913	7,636,198
Deere & Co.	119,228	10,748,404
Dover Corp.	52,576	3,378,008
Eaton Corp.	47,400	5,250,972
Flowserve Corp.	15,663	1,957,405
Illinois Tool Works, Inc.	139,557	7,550,034
Ingersoll-Rand PLC	91,200	4,131,360
Joy Global, Inc.	29,000	2,824,020
PACCAR, Inc.	102,663	5,146,496
Pall Corp.	32,405	1,761,536
Parker Hannifin Corp.	45,365	4,045,651
Snap-On, Inc.	16,329	937,774

Machinery Total		79,380,374

Professional Services – 0.1%
Dun & Bradstreet Corp.	14,007	1,131,766
Equifax, Inc.	34,710	1,240,882
Robert Half International, Inc.	41,360	1,319,384

Professional Services Total		3,692,032

Road & Rail – 0.8%
CSX Corp.	105,335	7,864,311
Norfolk Southern Corp.	102,242	6,705,030
Ryder System, Inc.	14,529	694,922

See Accompanying Notes to Financial Statements.

12

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Union Pacific Corp.	138,782	13,241,191

Road & Rail Total		28,505,454

Trading Companies & Distributors – 0.1%
Fastenal Co.	41,524	2,579,886
W.W. Grainger, Inc.	16,348	2,177,717

Trading Companies & Distributors Total		4,757,603

Industrials Total		377,227,718

Information Technology – 18.5%
Communications Equipment – 2.2%
Cisco Systems, Inc. (a)	1,559,688	28,947,809
F5 Networks, Inc. (a)	22,800	2,690,628
Harris Corp.	36,083	1,683,633
JDS Uniphase Corp. (a)	62,698	1,546,760
Juniper Networks, Inc. (a)	147,272	6,479,968
Motorola Mobility Holdings, Inc. (a)	82,655	2,496,181
Motorola Solutions, Inc. (a)	94,448	3,649,471
QUALCOMM, Inc.	455,232	27,122,722
Tellabs, Inc.	103,801	559,487

Communications Equipment Total		75,176,659

Computers & Peripherals – 4.5%
Apple, Inc. (a)	258,112	91,167,740
Dell, Inc. (a)	472,520	7,479,992
EMC Corp. (a)	579,808	15,776,576
Hewlett-Packard Co.	638,090	27,839,867
Lexmark International, Inc., Class A (a)	22,145	831,102
NetApp, Inc. (a)	101,687	5,253,150
SanDisk Corp. (a)	66,032	3,275,187
Western Digital Corp. (a)	64,656	1,977,180

Computers & Peripherals Total		153,600,794

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp., Class A	49,158	2,825,602
Corning, Inc.	439,829	10,142,457
FLIR Systems, Inc.	44,651	1,442,227
Jabil Circuit, Inc.	55,168	1,182,250
Molex, Inc.	38,849	1,085,053

Electronic Equipment, Instruments & Components Total		16,677,589

Internet Software & Services – 1.9%
Akamai Technologies, Inc. (a)	51,262	1,923,863
eBay, Inc. (a)	322,885	10,818,262
Google, Inc., Class A (a)	70,237	43,083,376
Monster Worldwide, Inc. (a)	36,588	627,484
VeriSign, Inc.	48,388	1,707,612

	Shares	Value ($)
Yahoo!, Inc. (a)	366,795	6,015,438

Internet Software & Services Total		64,176,035

IT Services – 3.1%
Automatic Data Processing, Inc.	138,823	6,941,150
Cognizant Technology Solutions Corp., Class A (a)	85,355	6,561,239
Computer Sciences Corp.	43,461	2,091,778
Fidelity National Information Services, Inc.	74,523	2,413,800
Fiserv, Inc. (a)	41,825	2,646,268
International Business Machines Corp.	349,632	56,598,428
MasterCard, Inc., Class A	27,275	6,561,274
Paychex, Inc.	90,534	3,044,658
SAIC, Inc. (a)	82,625	1,350,093
Teradata Corp. (a)	47,182	2,256,243
Total System Services, Inc.	45,884	814,441
Visa, Inc., Class A	137,125	10,016,981
Western Union Co.	184,597	4,059,288

IT Services Total		105,355,641

Office Electronics – 0.1%
Xerox Corp.	390,382	4,196,607

Office Electronics Total		4,196,607

Semiconductors & Semiconductor Equipment – 2.5%
Advanced Micro Devices, Inc. (a)	161,122	1,483,934
Altera Corp.	87,928	3,680,666
Analog Devices, Inc.	84,015	3,350,518
Applied Materials, Inc.	375,987	6,177,466
Broadcom Corp., Class A	128,110	5,280,694
First Solar, Inc. (a)	15,225	2,244,013
Intel Corp.	1,569,587	33,699,033
KLA-Tencor Corp.	47,010	2,295,028
Linear Technology Corp.	63,471	2,193,558
LSI Corp. (a)	173,479	1,091,183
MEMC Electronic Materials, Inc. (a)	63,949	867,788
Microchip Technology, Inc.	52,597	1,941,355
Micron Technology, Inc. (a)	241,057	2,682,964
National Semiconductor Corp.	67,442	1,045,351
Novellus Systems, Inc. (a)	25,364	1,013,545
NVIDIA Corp. (a)	163,448	3,703,732
Teradyne, Inc. (a)	51,082	951,658
Texas Instruments, Inc.	330,394	11,765,330
Xilinx, Inc.	72,950	2,425,588

Semiconductors & Semiconductor Equipment Total		87,893,404

Software – 3.7%
Adobe Systems, Inc. (a)	143,190	4,940,055

See Accompanying Notes to Financial Statements.

13

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Autodesk, Inc. (a)	64,016	2,691,873
BMC Software, Inc. (a)	49,956	2,472,822
CA, Inc.	107,992	2,676,042
Citrix Systems, Inc. (a)	52,852	3,708,096
Compuware Corp. (a)	61,646	694,134
Electronic Arts, Inc. (a)	93,410	1,756,108
Intuit, Inc. (a)	78,637	4,134,733
McAfee, Inc. (a)	43,344	2,078,345
Microsoft Corp.	2,118,616	56,312,813
Novell, Inc. (a)	98,961	581,891
Oracle Corp.	1,089,201	35,834,713
Red Hat, Inc. (a)	53,675	2,215,704
Salesforce.com, Inc. (a)	33,280	4,401,946
Symantec Corp. (a)	218,408	3,937,896

Software Total		128,437,171

Information Technology Total		635,513,900

Materials – 3.6%
Chemicals – 2.1%
Air Products & Chemicals, Inc.	60,319	5,549,348
Airgas, Inc.	21,050	1,317,309
CF Industries Holdings, Inc.	19,976	2,822,209
Dow Chemical Co.	326,642	12,138,017
E.I. du Pont de Nemours & Co.	256,851	14,093,414
Eastman Chemical Co.	20,275	1,893,888
Ecolab, Inc.	65,295	3,175,949
FMC Corp.	20,450	1,583,648
International Flavors & Fragrances, Inc.	22,496	1,281,147
Monsanto Co.	150,911	10,848,992
PPG Industries, Inc.	45,903	4,056,907
Praxair, Inc.	86,202	8,566,755
Sherwin-Williams Co.	25,237	2,072,463
Sigma-Aldrich Corp.	34,134	2,180,821

Chemicals Total		71,580,867

Construction Materials – 0.0%
Vulcan Materials Co.	36,178	1,658,761

Construction Materials Total		1,658,761

Containers & Packaging – 0.2%
Ball Corp.	49,760	1,796,336
Bemis Co., Inc.	30,424	999,428
Owens-Illinois, Inc. (a)	46,089	1,405,254
Sealed Air Corp.	44,945	1,236,886

Containers & Packaging Total		5,437,904

Metals & Mining – 1.2%
AK Steel Holding Corp.	30,938	494,389
Alcoa, Inc.	287,443	4,843,415

	Shares	Value ($)
Allegheny Technologies, Inc.	27,728	1,859,994
Cliffs Natural Resources, Inc.	38,150	3,703,221
Freeport-McMoRan Copper & Gold, Inc.	265,014	14,032,491
Newmont Mining Corp.	138,700	7,665,949
Nucor Corp.	88,833	4,260,431
Titanium Metals Corp. (a)	25,387	482,099
United States Steel Corp.	40,417	2,323,573

Metals & Mining Total		39,665,562

Paper & Forest Products – 0.1%
International Paper Co.	123,092	3,419,496
MeadWestvaco Corp.	47,310	1,388,548

Paper & Forest Products Total		4,808,044

Materials Total		123,151,138

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 2.6%
AT&T, Inc.	1,663,029	47,196,763
CenturyTel, Inc.	85,293	3,512,366
Frontier Communications Corp.	279,625	2,374,016
Qwest Communications International, Inc.	490,344	3,344,146
Verizon Communications, Inc.	795,476	29,368,974
Windstream Corp.	136,067	1,706,280

Diversified Telecommunication Services Total		87,502,545

Wireless Telecommunication Services – 0.3%
American Tower Corp., Class A (a)	112,328	6,061,219
MetroPCS Communications, Inc. (a)	73,848	1,063,411
Sprint Nextel Corp. (a)	840,550	3,673,204

Wireless Telecommunication Services Total		10,797,834

Telecommunication Services Total		98,300,379

Utilities – 3.1%
Electric Utilities – 1.7%
American Electric Power Co., Inc.	135,191	4,837,134
Duke Energy Corp.	372,700	6,704,873
Edison International	91,716	3,404,498
Entergy Corp.	50,922	3,625,646
Exelon Corp.	186,123	7,772,496
FirstEnergy Corp.	117,676	4,506,991
NextEra Energy, Inc.	116,994	6,489,657
Northeast Utilities	49,608	1,688,656
Pepco Holdings, Inc.	63,208	1,183,886
Pinnacle West Capital Corp.	30,586	1,291,647
PPL Corp.	135,947	3,457,132
Progress Energy, Inc.	82,443	3,768,470
Southern Co.	235,950	8,992,055

Electric Utilities Total		57,723,141

See Accompanying Notes to Financial Statements.

14

Columbia Large Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Utilities (continued)
Gas Utilities – 0.1%
Nicor, Inc.	12,813	675,758
ONEOK, Inc.	30,000	1,937,100

Gas Utilities Total		2,612,858

Independent Power Producers & Energy Traders – 0.1%
AES Corp. (a)	186,305	2,304,593
Constellation Energy Group, Inc.	56,237	1,747,284
NRG Energy, Inc. (a)	69,550	1,390,304

Independent Power Producers & Energy Traders Total		5,442,181

Multi-Utilities – 1.2%
Ameren Corp.	67,467	1,886,377
CenterPoint Energy, Inc.	119,039	1,887,958
CMS Energy Corp.	68,775	1,324,606
Consolidated Edison, Inc.	81,721	4,084,416
Dominion Resources, Inc.	163,350	7,453,660
DTE Energy Co.	47,574	2,239,784
Integrys Energy Group, Inc.	21,785	1,066,811
NiSource, Inc.	78,293	1,500,094
PG&E Corp.	110,370	5,083,642
Public Service Enterprise Group, Inc.	142,398	4,656,415
SCANA Corp.	31,868	1,290,017
Sempra Energy	67,546	3,595,474
TECO Energy, Inc.	60,473	1,095,166
Wisconsin Energy Corp.	32,878	1,946,378
Xcel Energy, Inc.	129,471	3,099,536

Multi-Utilities Total		42,210,334

Utilities Total		107,988,514

Total Common Stocks (cost of $2,561,377,926)		3,406,045,279

Short-Term Obligation – 1.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by U.S. Government Agency obligations with various maturities to 01/15/14, market value $47,053,650 (repurchase proceeds $46,131,115)	46,131,000	46,131,000

Total Short-Term Obligation (cost of $46,131,000)		46,131,000

Value ($)
Total Investments – 100.4% (cost of $2,607,508,926) (d)	3,452,176,279

Other Assets & Liabilities, Net – (0.4)%	(14,109,277)

Net Assets – 100.0%	3,438,067,002

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $32,238,850 are pledged as collateral for open futures contracts.

(c)	Investments in affiliates during the year ended February 28, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ameriprise Financial, Inc.	$—	$238,242	$94,601	$49,168	$4,418,216

As of May 1, 2010, this company became an affiliate of the fund. The above table reflects activity for the period from May 1, 2010 through February 28, 2011.

Bank of America Corp.	$43,612,831	$393,237	$—	$26,178	$—

As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from March 1, 2010 through April 30, 2010.

(d)	Cost for federal income tax purposes is $2,649,492,871.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an

See Accompanying Notes to Financial Statements.

15

Columbia Large Cap Index Fund

February 28, 2011

investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,406,045,279	$—	$—	$3,406,045,279

Total Short-Term Obligation	—	46,131,000	—	46,131,000

Total Investments	3,406,045,279	46,131,000	—	3,452,176,279

Unrealized Appreciation of Futures Contracts	252,991	—	—	252,991

Total	$3,406,298,270	$46,131,000	$—	$3,452,429,270

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk
S&P 500 Index	102	$33,815,550	$33,562,559	Mar-2011	$252,991

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.5
Financials	15.9
Energy	13.0
Industrials	11.0
Health Care	10.7
Consumer Discretionary	10.4
Consumer Staples	10.0
Materials	3.6
Utilities	3.1
Telecommunication Services	2.9

99.1
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(0.4)

100.0

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities – Columbia Large Cap Index Fund

February 28, 2011

		($)
Assets	Unaffiliated investments, at identified cost	2,605,699,943
	Affiliated investments, at identified cost	1,808,983

	Total investments, at identified cost	2,607,508,926

	Unaffiliated investments, at value	3,447,758,063
	Affiliated investments, at value	4,418,216

	Total investments, at value	3,452,176,279

	Cash	10,198
	Receivable for:
	Fund shares sold	4,228,570
	Dividends	7,047,057
	Interest	115
	Futures variation margin	294,104
	Foreign tax reclaims	1,981
	Expense reimbursement due from Investment Manager	187,130
	Trustees’ deferred compensation plan	10,602

	Total assets	3,463,956,036

Liabilities	Payable for:
	Investments purchased	9,971,162
	Fund shares repurchased	15,226,930
	Investment advisory fee	262,832
	Administration fee	262,833
	Trustees’ fees	76,858
	Distribution and service fees	75,671
	Trustees’ deferred compensation plan	10,602
	Other liabilities	2,146

	Total liabilities	25,889,034

	Net Assets	3,438,067,002

Net Assets Consist of	Paid-in capital	2,786,984,738
	Undistributed net investment income	9,437,867
	Accumulated net realized loss	(203,275,947)
	Net unrealized appreciation (depreciation) on:
	Investments	844,667,353
	Futures contracts	252,991

	Net Assets	3,438,067,002

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities (continued) – Columbia Large Cap Index Fund

February 28, 2011

Class A	Net assets	$383,538,021
	Shares outstanding	14,969,026
	Net asset value and offering price per share	$25.62

Class B	Net assets	$3,549,608
	Shares outstanding	138,139
	Net asset value and offering price per share (a)	$25.70

Class Z	Net assets	$3,050,979,373
	Shares outstanding	118,632,276
	Net asset value and offering price per share	$25.72

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia Large Cap Index Fund

For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	58,717,984
	Dividends from affiliates	75,346
	Interest	83,857
	Foreign taxes withheld	(1,485)

	Total Investment Income	58,875,702

Expenses	Investment advisory fee	2,912,275
	Administration fee	2,912,268
	Distribution fee:
	Class B	26,341
	Service fee:
	Class B	8,781
	Distribution and service fees:
	Class A	801,720
	Trustees’ fees	64,596
	Other expenses	13,077

	Total Expenses	6,739,058
	Fees waived or expenses reimbursed by Investment Manager	(1,826,690)

	Net Expenses	4,912,368

	Net Investment Income	53,963,334

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Unaffiliated investments	12,035,244
	Affiliated investments	25,121
	Futures contracts	14,121,249

	Net realized gain	26,181,614

	Net change in unrealized appreciation (depreciation) on:
	Investments	537,588,842
	Futures contracts	(498,424)

	Net change in unrealized appreciation (depreciation)	537,090,418

	Net Gain	563,272,032

	Net Increase Resulting from Operations	617,235,366

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia Large Cap Index Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2011 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	53,963,334	44,112,683
	Net realized gain on investments and futures contracts	26,181,614	21,641,534
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	537,090,418	789,038,856

	Net increase resulting from operations	617,235,366	854,793,073

Distributions to Shareholders	From net investment income:
	Class A	(5,104,698)	(3,217,527)
	Class B	(27,404)	(37,629)
	Class Z	(46,637,026)	(40,838,070)

	Total distributions to shareholders	(51,769,128)	(44,093,226)

	Net Capital Stock Transactions	187,980,533	409,998,244
	Increase from regulatory settlements	—	22

	Total increase in net assets	753,446,771	1,220,698,113

Net Assets	Beginning of period	2,684,620,231	1,463,922,118
	End of period	3,438,067,002	2,684,620,231
	Undistributed net investment income at end of period	9,437,867	7,341,066

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Columbia Large Cap Index Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,146,842	138,848,361	8,157,569	157,125,207
Distributions reinvested	208,778	4,905,111	154,936	3,183,979
Redemptions	(3,973,822)	(90,572,054)	(2,876,267)	(55,850,989)

Net increase	2,381,798	53,181,418	5,436,238	104,458,197

Class B
Subscriptions	430	10,306	889	15,369
Distributions reinvested	659	15,333	1,679	34,166
Redemptions	(39,316)	(888,886)	(54,899)	(1,026,820)

Net decrease	(38,227)	(863,247)	(52,331)	(977,285)

Class Z
Subscriptions	26,840,621	617,637,630	38,391,355	702,045,640
Distributions reinvested	1,574,843	37,130,261	1,549,157	31,776,881
Redemptions	(22,669,871)	(519,105,529)	(22,900,844)	(427,305,189)

Net increase	5,745,593	135,662,362	17,039,668	306,517,332

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2011	2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$21.30	$14.14		$25.64		$27.08	$24.97		$22.67

Income from Investment Operations:
Net investment income (c)	0.37	0.34		0.45		0.47	0.39		0.36
Net realized and unrealized gain (loss) on investments and futures contracts	4.30	7.15		(11.54)		(1.49)	2.14		2.19

Total from investment operations	4.67	7.49		(11.09)		(1.02)	2.53		2.55

Less Distributions to Shareholders:
From net investment income	(0.35)	(0.33)		(0.41)		(0.42)	(0.42)		(0.25)

Increase from regulatory settlements	—	—	(d)	—		—	—		—

Net Asset Value, End of Period	$25.62	$21.30		$14.14		$25.64	$27.08		$24.97
Total return (e)(f)	22.09%	53.09%		(43.51)%		(3.92)%	10.20	%(g)	11.27%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.39%	0.39%		0.39	%(h)	0.39%	0.39	%(i)	0.39	%(h)
Interest expense	—	—	%(j)	—		—	—		—	%(j)
Net expenses	0.39%	0.39%		0.39	%(h)	0.39%	0.39	%(i)	0.39	%(h)
Waiver/Reimbursement	0.06%	0.06%		0.06%		0.06%	0.06	%(i)	0.14	%(k)
Net investment income	1.64%	1.75%		2.09	%(h)	1.67%	1.63	%(i)	1.53	%(h)
Portfolio turnover rate	2%	7%		5%		6%	7	%(g)	12%
Net assets, end of period (000s)	$383,538	$268,091		$101,119		$138,795	$87,528		$70,808

(a) The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k) Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2011	2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$21.37	$14.20		$25.70		$27.14	$25.06		$23.49

Income from Investment Operations:
Net investment income (c)	0.20	0.19		0.28		0.24	0.20		0.10
Net realized and unrealized gain (loss) on investments and futures contracts	4.32	7.18		(11.53)		(1.48)	2.16		1.55

Total from investment operations	4.52	7.37		(11.25)		(1.24)	2.36		1.65

Less Distributions to Shareholders:
From net investment income	(0.19)	(0.20)		(0.25)		(0.20)	(0.28)		(0.08)

Increase from regulatory settlements	—	—	(d)	—		—	—		—

Net Asset Value, End of Period	$25.70	$21.37		$14.20		$25.70	$27.14		$25.06
Total return (e)(f)	21.22%	51.94%		(43.94)%		(4.63)%	9.47	%(g)	7.01	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.14%	1.14%		1.14	%(h)	1.14%	1.14	%(i)	1.14	%(h)(i)
Interest expense	—	—	%(j)	—		—	—		—	%(j)
Net expenses	1.14%	1.14%		1.14	%(h)	1.14%	1.14	%(i)	1.14	%(h)(i)
Waiver/Reimbursement	0.06%	0.06%		0.06%		0.06%	0.06	%(i)	0.12	%(i)(k)
Net investment income	0.87%	1.01%		1.28	%(h)	0.86%	0.87	%(i)	0.85	%(h)(i)
Portfolio turnover rate	2%	7%		5%		6%	7	%(g)	12	%(g)
Net assets, end of period (000s)	$3,550	$3,769		$3,248		$7,836	$10,302		$12,071

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class B shares commenced operations on September 23, 2005. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.06%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,					Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011	2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$21.37	$14.18		$25.79		$27.29	$25.15		$22.82

Income from Investment Operations:
Net investment income (c)	0.43	0.38		0.51		0.53	0.45		0.42
Net realized and unrealized gain (loss) on investments and futures contracts	4.33	7.19		(11.59)		(1.49)	2.16		2.22

Total from investment operations	4.76	7.57		(11.08)		(0.96)	2.61		2.64

Less Distributions to Shareholders:
From net investment income	(0.41)	(0.38)		(0.53)		(0.54)	(0.47)		(0.31)

Increase from regulatory settlements	—	—	(d)	—		—	—		—

Net Asset Value, End of Period	$25.72	$21.37		$14.18		$25.79	$27.29		$25.15
Total return (e)(f)	22.44%	53.49%		(43.37)%		(3.72)%	10.44	%(g)	11.59%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.14%	0.14%		0.14	%(h)	0.14%	0.14	%(i)	0.14	%(h)
Interest expense	—	—	%(j)	—		—	—		—	%(j)
Net expenses	0.14%	0.14%		0.14	%(h)	0.14%	0.14	%(i)	0.14	%(h)
Waiver/Reimbursement	0.06%	0.06%		0.06%		0.06%	0.06	%(i)	0.14	%(k)
Net investment income	1.88%	2.00%		2.31	%(h)	1.87%	1.87	%(i)	1.78	%(h)
Portfolio turnover rate	2%	7%		5%		6%	7	%(g)	12%
Net assets, end of period (000s)	$3,050,979	$2,412,760		$1,359,555		$2,358,122	$2,571,196		$2,367,063

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08%.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Large Cap Index Fund

February 28, 2011

Note 1. Organization

Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s 500 Index.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are not subject to sales charges.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

25

Columbia Large Cap Index Fund

February 28, 2011

The following provides more detailed information about the derivative type held by the Fund:

Futures Contracts: The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2011, the Fund entered into 2,137 futures contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of February 28, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value*	Liabilities	Fair Value*
Futures Variation Margin	$294,104	—	$—

*	Includes only current day’s variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$14,121,249	$(498,424)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

26

Columbia Large Cap Index Fund

February 28, 2011

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.10% of the Fund’s average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.10% of the Fund’s average daily net assets.

27

Columbia Large Cap Index Fund

February 28, 2011

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

Prior to the Closing, Columbia provided administrative services to the Fund under the same fee structure.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. The pricing and bookkeeping fees for the Fund are paid by the Investment Manager. Effective March 28, 2011 these services are now provided under the Administrative Services Agreement discussed above.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The transfer agent fees for the Fund are payable by the Investment Manager. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements. The amount collected through the assessment of this fee will be paid directly to the Fund. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Distribution and Shareholder Servicing Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, net CDSC fees paid by shareholders on certain redemptions of Class B shares amounted to $879.

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class B shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

28

Columbia Large Cap Index Fund

February 28, 2011

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B Shareholder Servicing Plan	0.25%	0.25%
Class B Distribution Plan	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.14% annually of the Fund’s average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Effective April 30, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through June 30, 2012, so that the Fund’s ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.42%, 1.17% and 0.17% of the Fund’s average daily net assets attributable to Class A, Class B and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At February 28, 2011, the amounts potentially recoverable by the Investment Manager pursuant to this arrangement were as follows:

Amount of potential recovery expiring:			Total potential	Amount Expired	Amount recovered during the year ended
2/28/2014	2/28/2013	2/29/2012	recovery	02/28/11	02/28/11
$1,826,690	$1,389,496	$1,330,267	$4,546,453	$1,647,710	$—

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant’s deferral account was based on the rate of return of BofA Treasury Reserves. Trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations are included in “Trustees’ fees” on the Statement of Operations. Liabilities under the deferred compensation plan are included in “Trustees’ fees” on the Statement of Assets and Liabilities.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statement of Assets and Liabilities. The

29

Columbia Large Cap Index Fund

February 28, 2011

deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $293,599,755 and $57,450,765, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $22 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, three shareholder accounts owned 45.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for non-taxable dividends and expiring capital loss carry forwards were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(97,405)	$78,304,553	$(78,207,148)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28, 2011	February 28, 2010
Distributions paid from:
Ordinary Income*	$51,769,128	$44,093,226

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$9,418,938	$—	$802,683,408

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and futures marked to market.

30

Columbia Large Cap Index Fund

February 28, 2011

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,158,274,919
Unrealized depreciation	$(355,591,511)

Net unrealized appreciation	$802,683,408

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$19,822,029
2014	13,154,769
2015	108,188,982
2017	19,873,230

Total	$161,039,010

Capital loss carryforwards of $100,648,176 expired during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent). This credit facility replaced the credit facility provided by State Street. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates,

31

Columbia Large Cap Index Fund

February 28, 2011

which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the “Fund”) (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2011

33

Federal Income Tax Information (Unaudited) – Columbia Large Cap Index Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee–BofA Funds Series Trust.

William P. Carmichael (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired. Oversees 44; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–McMoRan Exploration Company (oil and gas exploration and development); Director–The Finish Line (athletic shoes and apparel); Trustee–BofA Funds Series Trust; Former Director–Simmons Company (bedding).

William A. Hawkins (Born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Managing Director–Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer–California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee–BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–CNO Financial Inc. (formerly Conseco Inc.) (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee–BofA Funds Series.

John J. Nagorniak (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 44; Director–MIT Investment Company; Trustee–MIT 401k Plan.

Minor M. Shaw (Born 1947)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 44; Board Member–Piedmont Natural Gas; Trustee–BofA Funds Series Trust.

35

Fund Governance (continued)

Interested Trustee (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director–Renaissance Reinsurance Ltd; Trustee–Penn Mutual Life Insurance Company; Director–Citigroup, Inc.; Citibank, N.A.; Trustee–BofA Funds Series Trust.

[1]

Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through its subsidiaries and affiliates may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

Michael A. Jones ( Born 1959)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Treasure (since 2010) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Jullan Quero (Born 1967)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors , Inc. from August 2007 to April 2010.

38

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1266 A (04/11)

Columbia Large Cap Enhanced Core Fund

Annual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+20.84% Class A shares

+22.57% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 20.84% without sales charge.

■

The fund’s return was lower than the 22.57% return of its benchmark, the S&P 500 Index.[1] However, it did slightly better than the average of the funds in its peer group, the Lipper Large-Cap Core Funds Classification,[2] which returned 19.82%.

■	Stock selection within the industrials, information technology and consumer discretionary sectors generally accounted for the fund’s shortfall against the index.

Portfolio Management

Brian M. Condon has managed the fund since February 2009 and has been associated with Columbia Management Investment Advisers, LLC (the Investment Manager) or its predecessors since May 2010. Prior to joining the Investment Manager, Mr. Condon was associated with the fund’s previous advisor or its predecessors since 1999.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Large Cap Enhanced Core Fund

Summary

For the 12-month period that ended February 28, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

22.57%	20.00%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

4.93%	14.74%

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index —took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed, — a key measure of the health of the manufacturing sector — continued to inch higher.

2

Economic Update (continued) – Columbia Large Cap Enhanced Core Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)
Class A	12.81
Class I	12.78
Class R	12.80
Class Y	12.78
Class Z	12.78

Distributions declared per share

03/01/10 – 02/28/11 ($)
Class A	0.14
Class I	0.17
Class R	0.12
Class Y	0.18
Class Z	0.17

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)
Class A	12,779
Class I	n/a
Class R	12,608
Class Y	13,135
Class Z	13,119

Average annual total return as of 02/28/11 (%)

Share class	A	I	R	Y	Z
Inception	07/31/96	09/27/10	01/23/06	07/15/09	07/31/96
1-year	20.84	n/a	20.58	21.30	21.18
5-year	1.98	n/a	1.72	2.26	2.24
10-year/Life	2.48	16.65	2.34	2.76	2.75

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I shares, Class R shares, Class Y shares and Class Z shares, each sold at net asset value (NAV), have limited eligibility and the investment minimum requirements may vary. The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee. The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. Only eligible investors may purchase Class R shares, Class Y shares and Class Z shares of the fund, directly or by exchange. Please see the fund’s prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Large Cap Enhanced Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,268.50		1,020.08	5.34		4.76	0.95
Class I	1,000.00	1,000.00	1,062.30	*	1,021.97	2.48	*	2.86	0.57
Class R	1,000.00	1,000.00	1,267.60		1,018.84	6.75		6.01	1.20
Class Y	1,000.00	1,000.00	1,271.60		1,021.97	3.21		2.86	0.57
Class Z	1,000.00	1,000.00	1,270.50		1,021.32	3.94		3.51	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* For the period September 27, 2010 through February 28, 2011. Class I shares commenced operations on September 27, 2010.

5

Portfolio Manager’s Report – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 02/28/11 (%)
Apple, Inc.	3.6
Chevron Corp.	2.8
Exxon Mobil Corp.	2.7
General Electric Co.	2.7
International Business Machines Corp.	2.6
JPMorgan Chase & Co.	2.6
Microsoft Corp.	2.5
Wal-Mart Stores, Inc.	1.7
AT&T, Inc.	1.7
Philip Morris International, Inc.	1.7

Information provided is calculated as a percentage of net assets.

Top 5 sectors

as of 02/28/11 (%)
Information Technology	18.4
Financials	15.5
Energy	13.3
Industrials	11.2
Health Care	10.5

Top 5 sectors are calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 20.84% without sales charge. The S&P 500 Index returned 22.57%. The average return of funds in its peer group, the Lipper Large-Cap Core Funds Classification, was 19.82%. Stock selection within the industrials, information technology and consumer discretionary sectors generally accounted for the fund’s shortfall against the index. Stock selection within the financials, materials and energy sectors produced favorable results for the fund.

Stock selection disappoints in industrials, technology and consumer discretionary

The fund’s emphasis on quality led to certain disappointments during a year that was generally favorable for stocks lower on the quality spectrum. Overweights in both Raytheon and R.R. Donnelley & Sons (0.9% and 0.7% of net assets, respectively), increased the impact of their negative returns on results compared to the index. In the information technology sector, the fund achieved strong returns. However, they were not as strong as the returns generated by sector holdings within the index. The fund had more exposure to Microsoft and Hewlett-Packard (2.5% and 1.0% of net assets, respectively), two of the sector’s weakest performers. It gave up some performance because it had less exposure than the index to QUALCOMM (0.3% of net assets), which was a standout performer, and that offset the positive impact of an underweight in Cisco Systems (0.3% of net assets), which incurred a double-digit loss for the year. The fund’s high quality bias also hurt performance in the consumer discretionary sector where we chose names such as Limited Brands, Comcast, Ross Stores and Coach (0.6%, 1.1%, 1.0% and 0.5% of net assets, respectively), which lagged lower quality high-fliers. Even so, the fund’s consumer holdings produced strong positive results.

Bright spots in financials, materials and energy

Strong stock selection contributed to the fund’s edge against the index in the financials sector. We underweighted Bank of America (0.5% of net assets), which recorded a double-digit loss for the period, and overweighted Discover Financial Services and Prudential Financial (1.0% and 0.4% of net assets, respectively), which logged double digit gains. In the materials sector, a surge in commodity prices aided returns from Eastman Chemical, PPG Industries and Freeport-McMoRan Copper & Gold (0.7%, 0.7% and 1.1% of net assets, respectively). Energy was the top-performing sector within the index and the fund’s stock selection worked it its favor. In particular, National Oilwell Varco, ConocoPhillips, Chevron and Devon Energy (1.1%, 1.6%, 2.8% and 1.3% of net assets, respectively) produced strong gains and positive performance relative to the index.

6

Portfolio Manager’s Report (continued) – Columbia Large Cap Enhanced Core Fund

Looking ahead

We expect the markets to pick up where they left off in the previous period. We believe that investors will focus on the sustainability of economic growth, corporate profits and the outlook for the labor and housing markets. In this environment, cyclical industries with exposure to emerging economies have the potential to benefit from their continued growth. We plan to maintain our focus on stock selection as defined by our disciplined process, which evaluates stocks on the basis of certain characteristics, including quality, valuation and other metrics that we believe contribute to performance differences among stocks within each sector. Although our process did not lead to some of the absolute top performers in this period, we believe it has the potential to do well for shareholders over the long term.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

7

Investment Portfolio – Columbia Large Cap Enhanced Core Fund

February 28, 2011

Common Stocks – 98.7%

	Shares	Value ($)
Consumer Discretionary – 10.1%
Automobiles – 0.4%
Ford Motor Co. (a)	113,200	1,703,660

Automobiles Total		1,703,660

Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	9,200	416,392

Diversified Consumer Services Total		416,392

Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.	14,600	1,104,928

Hotels, Restaurants & Leisure Total		1,104,928

Internet & Catalog Retail – 0.3%
priceline.com, Inc. (a)	2,800	1,270,864

Internet & Catalog Retail Total		1,270,864

Media – 3.5%
Comcast Corp., Class A	171,700	4,422,992
DIRECTV, Class A (a)	101,600	4,670,552
McGraw-Hill Companies, Inc.	88,600	3,427,048
Time Warner Cable, Inc.	26,800	1,934,424

Media Total		14,455,016

Multiline Retail – 0.4%
Family Dollar Stores, Inc.	2,700	135,216
Target Corp.	29,850	1,568,618

Multiline Retail Total		1,703,834

Specialty Retail – 4.5%
AutoZone, Inc. (a)	15,400	3,972,430
Best Buy Co., Inc.	61,350	1,977,924
GameStop Corp., Class A (a)	76,200	1,520,190
Gap, Inc.	57,500	1,295,475
Limited Brands, Inc.	82,000	2,625,640
Ross Stores, Inc.	58,600	4,221,544
TJX Companies, Inc.	62,100	3,096,927

Specialty Retail Total		18,710,130

Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	39,200	2,152,864
NIKE, Inc., Class B	7,000	623,210

Textiles, Apparel & Luxury Goods Total		2,776,074

Consumer Discretionary Total		42,140,898

Consumer Staples – 9.9%
Beverages – 0.7%
Coca-Cola Co.	34,900	2,230,808
PepsiCo, Inc.	8,000	507,360

Beverages Total		2,738,168

	Shares	Value ($)
Food & Staples Retailing – 3.1%
Kroger Co.	37,000	847,300
Wal-Mart Stores, Inc.	139,500	7,251,210
Walgreen Co.	107,450	4,656,883

Food & Staples Retailing Total		12,755,393

Food Products – 0.7%
Hershey Co.	58,000	3,034,560

Food Products Total		3,034,560

Household Products – 1.8%
Kimberly-Clark Corp.	66,800	4,402,120
Procter & Gamble Co.	51,150	3,225,008

Household Products Total		7,627,128

Tobacco – 3.6%
Altria Group, Inc.	183,150	4,646,515
Lorillard, Inc.	44,800	3,439,296
Philip Morris International, Inc.	112,300	7,050,194

Tobacco Total		15,136,005

Consumer Staples Total		41,291,254

Energy – 13.3%
Energy Equipment & Services – 2.0%
Diamond Offshore Drilling, Inc.	16,300	1,275,149
Helmerich & Payne, Inc.	15,100	981,349
National Oilwell Varco, Inc.	58,250	4,634,952
Noble Corp.	26,300	1,175,873
Schlumberger Ltd.	2,700	252,234

Energy Equipment & Services Total		8,319,557

Oil, Gas & Consumable Fuels – 11.3%
Apache Corp.	47,500	5,919,450
Chevron Corp.	111,100	11,526,625
ConocoPhillips	87,400	6,805,838
Devon Energy Corp.	60,700	5,550,408
Exxon Mobil Corp.	131,394	11,238,129
Marathon Oil Corp.	66,300	3,288,480
Peabody Energy Corp.	15,700	1,028,193
Valero Energy Corp.	58,200	1,640,076

Oil, Gas & Consumable Fuels Total		46,997,199

Energy Total		55,316,756

Financials – 15.5%
Capital Markets – 2.1%
Franklin Resources, Inc.	31,500	3,957,030
Goldman Sachs Group, Inc.	7,700	1,261,106
T. Rowe Price Group, Inc.	55,700	3,730,786

Capital Markets Total		8,948,922

See Accompanying Notes to Financial Statements.

8

Columbia Large Cap Enhanced Core Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks – 1.9%
Fifth Third Bancorp.	114,300	1,668,780
KeyCorp	298,800	2,731,032
Wells Fargo & Co.	105,000	3,387,300

Commercial Banks Total		7,787,112

Consumer Finance – 1.5%
Capital One Financial Corp.	42,450	2,112,737
Discover Financial Services	188,250	4,094,437

Consumer Finance Total		6,207,174

Diversified Financial Services – 5.3%
Bank of America Corp.	146,100	2,087,769
Citigroup, Inc. (a)	1,264,550	5,918,094
JPMorgan Chase & Co.	233,800	10,916,122
NASDAQ OMX Group, Inc. (a)	105,200	3,009,772

Diversified Financial Services Total		21,931,757

Insurance – 3.0%
AFLAC, Inc.	36,000	2,118,960
Berkshire Hathaway, Inc., Class B (a)	24,000	2,094,720
Hartford Financial Services Group, Inc.	73,850	2,185,960
Lincoln National Corp.	49,100	1,557,452
Prudential Financial, Inc.	26,400	1,737,912
Torchmark Corp.	28,300	1,846,575
Travelers Companies, Inc.	19,600	1,174,628

Insurance Total		12,716,207

Real Estate Investment Trusts (REITs) – 1.7%
Apartment Investment & Management Co., Class A	86,900	2,228,985
Public Storage	2,200	246,950
Simon Property Group, Inc.	43,200	4,753,728

Real Estate Investment Trusts (REITs) Total		7,229,663

Financials Total		64,820,835

Health Care – 10.5%
Biotechnology – 2.4%
Amgen, Inc. (a)	23,000	1,180,590
Biogen Idec, Inc. (a)	49,300	3,372,120
Cephalon, Inc. (a)	29,900	1,683,669
Gilead Sciences, Inc. (a)	96,500	3,761,570

Biotechnology Total		9,997,949

Health Care Equipment & Supplies – 0.6%
CR Bard, Inc.	24,900	2,434,224

Health Care Equipment & Supplies Total		2,434,224

	Shares	Value ($)
Health Care Providers & Services – 2.1%
Cardinal Health, Inc.	59,800	2,490,072
Humana, Inc. (a)	600	39,006
UnitedHealth Group, Inc.	141,900	6,042,102

Health Care Providers & Services Total		8,571,180

Life Sciences Tools & Services – 0.0%
Waters Corp. (a)	1,000	83,050

Life Sciences Tools & Services Total		83,050

Pharmaceuticals – 5.4%
Abbott Laboratories	79,200	3,809,520
Eli Lilly & Co.	135,300	4,675,968
Forest Laboratories, Inc. (a)	82,400	2,669,760
Johnson & Johnson	108,050	6,638,592
Merck & Co., Inc.	71,700	2,335,269
Pfizer, Inc.	126,300	2,430,012

Pharmaceuticals Total		22,559,121

Health Care Total		43,645,524

Industrials – 11.2%
Aerospace & Defense – 3.5%
Lockheed Martin Corp.	10,450	827,222
Northrop Grumman Corp.	62,100	4,140,828
Raytheon Co.	70,800	3,625,668
United Technologies Corp.	72,500	6,056,650

Aerospace & Defense Total		14,650,368

Air Freight & Logistics – 1.4%
United Parcel Service, Inc., Class B	80,200	5,918,760

Air Freight & Logistics Total		5,918,760

Commercial Services & Supplies – 1.0%
Pitney Bowes, Inc.	55,200	1,389,936
R.R. Donnelley & Sons Co.	155,800	2,900,996

Commercial Services & Supplies Total		4,290,932

Electrical Equipment – 0.5%
Emerson Electric Co.	36,200	2,159,692

Electrical Equipment Total		2,159,692

Industrial Conglomerates – 2.7%
General Electric Co. (b)	536,050	11,214,166

Industrial Conglomerates Total		11,214,166

Machinery – 0.3%
Eaton Corp.	10,900	1,207,502

Machinery Total		1,207,502

Professional Services – 0.8%
Dun & Bradstreet Corp.	42,100	3,401,680

Professional Services Total		3,401,680

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Enhanced Core Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Trading Companies & Distributors – 1.0%
W.W. Grainger, Inc.	29,700	3,956,337

Trading Companies & Distributors Total		3,956,337

Industrials Total		46,799,437

Information Technology – 18.4%
Communications Equipment – 0.6%
Cisco Systems, Inc. (a)	56,250	1,044,000
QUALCOMM, Inc.	23,400	1,394,172

Communications Equipment Total		2,438,172

Computers & Peripherals – 6.9%
Apple, Inc. (a)	42,050	14,852,480
Dell, Inc. (a)	150,900	2,388,747
Hewlett-Packard Co.	94,000	4,101,220
Lexmark International, Inc., Class A (a)	66,000	2,476,980
SanDisk Corp. (a)	33,200	1,646,720
Western Digital Corp. (a)	100,600	3,076,348

Computers & Peripherals Total		28,542,495

Internet Software & Services – 1.5%
eBay, Inc. (a)	8,400	281,442
Google, Inc., Class A (a)	9,500	5,827,300

Internet Software & Services Total		6,108,742

IT Services – 2.9%
International Business Machines Corp.	67,700	10,959,276
Western Union Co.	54,700	1,202,853

IT Services Total		12,162,129

Semiconductors & Semiconductor Equipment – 3.3%
First Solar, Inc. (a)	2,200	324,258
Intel Corp.	263,850	5,664,859
Teradyne, Inc. (a)	196,000	3,651,480
Texas Instruments, Inc.	119,950	4,271,420

Semiconductors & Semiconductor Equipment Total		13,912,017

Software – 3.2%
Microsoft Corp. (b)	393,900	10,469,862
Oracle Corp.	75,450	2,482,305
Symantec Corp. (a)	24,900	448,947

Software Total		13,401,114

Information Technology Total		76,564,669

Materials – 3.8%
Chemicals – 1.7%
E.I. du Pont de Nemours & Co.	22,100	1,212,627

	Shares	Value ($)
Eastman Chemical Co.	32,350	3,021,814
PPG Industries, Inc.	34,900	3,084,462

Chemicals Total		7,318,903

Metals & Mining – 1.8%
Cliffs Natural Resources, Inc.	9,900	960,993
Freeport-McMoRan Copper & Gold, Inc.	88,100	4,664,895
Newmont Mining Corp.	32,600	1,801,802

Metals & Mining Total		7,427,690

Paper & Forest Products – 0.3%
International Paper Co.	40,700	1,130,646

Paper & Forest Products Total		1,130,646

Materials Total		15,877,239

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 3.0%
AT&T, Inc.	250,350	7,104,933
Verizon Communications, Inc.	143,200	5,286,944

Diversified Telecommunication Services Total		12,391,877

Telecommunication Services Total		12,391,877

Utilities – 3.0%
Electric Utilities – 2.0%
Edison International	8,900	330,368
Entergy Corp.	50,700	3,609,840
Exelon Corp.	106,200	4,434,912

Electric Utilities Total		8,375,120

Multi-Utilities – 1.0%
Public Service Enterprise Group, Inc.	123,500	4,038,450

Multi-Utilities Total		4,038,450

Utilities Total		12,413,570

Total Common Stocks (cost of $282,310,590)		411,262,059

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Enhanced Core Fund

February 28, 2011

Short-Term Obligation – 0.8%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 12/18/13, market value $3,496,750 (repurchase proceeds $3,428,009)	3,428,000	3,428,000

Total Short-Term Obligation (cost of $3,428,000)		3,428,000

Total Investments – 99.5% (cost of $285,738,590) (c)		414,690,059

Other Assets & Liabilities, Net – 0.5%		1,955,921

Net Assets – 100.0%		416,645,980

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $6,392,800 are pledged as collateral for open futures contracts.

(c)	Cost for federal income tax purposes is $287,532,631.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$411,262,059	$—	$—	$411,262,059

Total Short-Term Obligation	—	3,428,000	—	3,428,000

Total Investments	411,262,059	3,428,000	—	414,690,059

Unrealized Depreciation on Futures Contracts	(11,136)	—	—	(11,136)

Total	$411,250,923	$3,428,000	$—	$414,678,923

The Funds assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Equity Risk
S&P 500 Index	18	$5,967,450	$5,978,586	March 2011	$(11,136)

See Accompanying Notes to Financial Statements.

11

Columbia Large Cap Enhanced Core Fund

February 28, 2011

At February 28, 2011 the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.4
Financials	15.5
Energy	13.3
Industrials	11.2
Health Care	10.5
Consumer Discretionary	10.1
Consumer Staples	9.9
Materials	3.8
Telecommunication Services	3.0
Utilities	3.0

98.7
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	0.5

100.0

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Large Cap Enhanced Core Fund

February 28, 2011

		($)
Assets	Investments, at identified cost	285,738,590

	Investments, at value	414,690,059
	Cash	3,871
	Receivable for:
	Investments sold	3,508,922
	Fund shares sold	72,984
	Dividends	1,208,909
	Interest	9
	Futures variation margin	37,744
	Foreign tax reclaims	723
	Expense reimbursement due from Investment Manager	39,128
	Prepaid expenses	1,856

	Total Assets	419,564,205

Liabilities	Payable for:
	Fund shares repurchased	2,522,559
	Investment advisory fee	113,373
	Administration fee	47,046
	Pricing and bookkeeping fees	8,361
	Transfer agent fee	74,893
	Trustees’ fees	69,955
	Custody fee	5,000
	Distribution and service fees	2,417
	Audit fees	27,900
	Legal fees	35,232
	Chief compliance officer expenses	228
	Interest payable	425
	Other liabilities	10,836

	Total Liabilities	2,918,225

	Net Assets	416,645,980

Net Assets Consist of	Paid-in capital	484,686,332
	Undistributed net investment income	927,647
	Accumulated net realized loss	(197,908,332)
	Net unrealized appreciation (depreciation) on:
	Investments	128,951,469
	Futures contracts	(11,136)

	Net Assets	416,645,980

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Large Cap Enhanced Core Fund

February 28, 2011

Class A	Net assets	$12,212,716
	Shares outstanding	953,482
	Net asset value and offering price per share	$12.81

Class I (a)	Net assets	$7,465,604
	Shares outstanding	584,304
	Net asset value, offering and redemption price per share	$12.78

Class R	Net assets	$174,896
	Shares outstanding	13,664
	Net asset value and offering price per share	$12.80

Class Y	Net assets	$31,588,132
	Shares outstanding	2,470,730
	Net asset value and offering price per share	$12.78

Class Z	Net assets	$365,204,632
	Shares outstanding	28,587,089
	Net asset value and offering price per share	$12.78

(a)	Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Large Cap Enhanced Core Fund

For the Year Ended February 28, 2011

		($) (a)
Investment Income	Dividends	9,882,739
	Interest	5,615
	Foreign taxes withheld	(543)

	Total Investment Income	9,887,811

Expenses	Investment advisory fee	1,600,657
	Administration fee	672,650
	Distribution fee:
	Class R	573
	Distribution and service fees:
	Class A	29,353
	Transfer agent fee:
	Class A, Class R and Class Z	528,774
	Class Y	56
	Pricing and bookkeeping fees	109,119
	Trustees’ fees	38,891
	Custody fee	19,640
	Chief compliance officer expenses	1,422
	Other expenses	258,853

	Expenses before interest expense	3,259,988
	Interest expense	1,751

	Total Expenses	3,261,739

	Fees waived or expenses reimbursed by Investment Manager	(55,704)
	Expense reductions	(1)

	Net Expenses	3,206,034

	Net Investment Income	6,681,777

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	66,318,890
	Futures contracts	966,245

	Net realized gain	67,285,135

	Net change in unrealized appreciation (depreciation) on:
	Investments	12,146,062
	Futures contracts	(244,259)

	Net change in unrealized appreciation (depreciation)	11,901,803

	Net Gain	79,186,938

	Net Increase Resulting from Operations	85,868,715

(a)	Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Large Cap Enhanced Core Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2011 ($) (a)(b)	Year Ended February 28, 2010 ($)
Operations	Net investment income	6,681,777	8,453,363
	Net realized gain on investments and futures contracts	67,285,135	2,056,673
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,901,803	190,260,766

	Net increase resulting from operations	85,868,715	200,770,802

Distributions to Shareholders	From net investment income:
	Class A	(142,166)	(196,553)
	Class I	(38)	—
	Class R	(1,179)	(1,165)
	Class Y	(458,353)	(773,782)
	Class Z	(5,796,706)	(8,510,569)

	Total distributions to shareholders	(6,398,442)	(9,482,069)

	Net Capital Stock Transactions	(187,436,361)	(58,647,389)
	Increase from regulatory settlements	—	3,773

	Total increase (decrease) in net assets	(107,966,088)	132,645,117

Net Assets	Beginning of period	524,612,068	391,966,951
	End of period	416,645,980	524,612,068
	Undistributed net investment income at end of period	927,647	644,315

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Class I shares reflect activity for the period September 27 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Large Cap Enhanced Core Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	96,908	1,096,367	116,859	1,131,052
Distributions reinvested	5,732	67,413	15,299	157,249
Redemptions	(300,096)	(3,370,740)	(264,447)	(2,636,744)

Net decrease	(197,456)	(2,206,960)	(132,289)	(1,348,443)

Class I (a)(b)
Subscriptions	713,340	8,467,866	—	—
Redemptions	(129,036)	(1,587,814)	—	—

Net increase	584,304	6,880,052	—	—

Class R
Subscriptions	5,935	72,269	6,304	61,414
Distributions reinvested	99	1,179	112	1,165
Redemptions	(2,786)	(31,414)	(1,396)	(11,676)

Net increase	3,248	42,034	5,020	50,903

Class Y
Subscriptions	21,371	229,000	5,690,356	53,539,583
Distributions reinvested	24,439	287,432	26,473	281,937
Redemptions	(3,213,455)	(35,542,959)	(78,454)	(818,000)

Net increase (decrease)	(3,167,645)	(35,026,527)	5,638,375	53,003,520

Class Z
Subscriptions	1,788,867	19,995,993	6,113,432	55,650,307
Distributions reinvested	30,932	363,005	139,723	1,425,898
Redemptions	(15,463,550)	(177,483,958)	(17,028,334)	(167,429,574)

Net decrease	(13,643,751)	(157,124,960)	(10,775,179)	(110,353,369)

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.73		$7.24		$12.91		$14.58	$14.13		$13.41

Income from Investment Operations:
Net investment income (c)	0.14		0.13		0.18		0.19	0.16		0.17
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	2.08		3.52		(5.69)		(0.85)	1.24		1.42

Total from investment operations	2.22		3.65		(5.51)		(0.66)	1.40		1.59

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.16)		(0.16)		(0.15)	(0.14)		(0.15)
From net realized gains	—		—		—		(0.86)	(0.81)		(0.72)

Total distributions to shareholders	(0.14)		(0.16)		(0.16)		(1.01)	(0.95)		(0.87)

Increase from regulatory settlements	—		—	(d)	—		—	—		—

Net Asset Value, End of Period	$12.81		$10.73		$7.24		$12.91	$14.58		$14.13
Total return (e)(f)	20.84%		50.49%		(42.89)%		(5.29)%	10.56	%(g)	12.35%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.95%		0.89%		0.75%		0.75%	0.75	%(i)	0.75%
Interest expense	—	%(j)	—	%(j)	—	%(j)	—	—		—
Net expenses (h)	0.95%		0.89%		0.75%		0.75%	0.75	%(i)	0.75%
Waiver/Reimbursement	0.01%		0.03%		0.07%		0.04%	0.08	%(i)	0.15	%(k)
Net investment income (h)	1.22%		1.39%		1.63%		1.28%	1.26	%(i)	1.23%
Portfolio turnover rate	63%		122%		246%		207%	230	%(g)	269%
Net assets, end of period (000s)	$12,213		$12,348		$9,291		$17,281	$17,399		$18,508

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% for the year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$11.11

Income from Investment Operations:
Net investment income (b)	0.09
Net realized and unrealized gain on investments and futures contracts	1.75

Total from investment operations	1.84

Less Distributions to Shareholders:
From net investment income	(0.17)

Net Asset Value, End of Period	$12.78
Total return (c)(d)(e)	16.65%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	0.57%
Interest expense (g)(h)	—%
Net expenses (f)(g)	0.57%
Waiver/Reimbursement (g)	0.02%
Net investment income (f)(g)	1.68%
Portfolio turnover rate (d)	63%
Net assets, end of period (000s)	$7,466

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2011		2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.72		$7.24		$12.90		$14.58	$14.13		$13.68

Income from Investment Operations:
Net investment income (c)	0.12		0.11		0.16		0.16	0.13		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	2.08		3.51		(5.69)		(0.86)	1.23		0.42

Total from investment operations	2.20		3.62		(5.53)		(0.70)	1.36		0.45

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.14)		(0.13)		(0.12)	(0.10)		—
From net realized gains	—		—		—		(0.86)	(0.81)		—

Total distributions to shareholders	(0.12)		(0.14)		(0.13)		(0.98)	(0.91)		—

Increase from regulatory settlements	—		—	(d)	—		—	—		—

Net Asset Value, End of Period	$12.80		$10.72		$7.24		$12.90	$14.58		$14.13
Total return (e)(f)	20.58%		50.02%		(43.01)%		(5.57)%	10.30	%(g)	3.29	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.20%		1.14%		1.00%		1.00%	1.00	%(i)	1.00	%(i)
Interest expense	—	%(j)	—	%(j)	—	%(j)	—	—		—
Net expenses (h)	1.20%		1.14%		1.00%		1.00%	1.00	%(i)	1.00	%(i)
Waiver/Reimbursement	0.01%		0.03%		0.07%		0.04%	0.08	%(i)	0.09	%(i)(k)
Net investment income (h)	1.02%		1.08%		1.46%		1.09%	1.02	%(i)	0.91	%(i)
Portfolio turnover rate	63%		122%		246%		207%	230	%(g)	269	%(g)
Net assets, end of period (000s)	$175		$112		$39		$46	$11		$10

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended February 28, 2011		Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$10.70		$9.10

Income from Investment Operations:
Net investment income (b)	0.17		0.11
Net realized and unrealized gain on investments and futures contracts	2.09		1.64

Total from investment operations	2.26		1.75

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.15)

Net Asset Value, End of Period	$12.78		$10.70
Total return (c)	21.30	%(h)	19.23	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.58%		0.57	%(f)
Interest expense (g)	—%		—	%(f)
Net expense (e)	0.58%		0.57	%(f)
Waiver/Reimbursement	0.01%		—
Net investment income (e)	1.53%		1.62	%(f)
Portfolio turnover rate	63%		122	%(d)
Net assets, end of period (000s)	$31,588		$60,329

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

(h)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.70		$7.22		$12.90		$14.60	$14.18		$13.45

Income from Investment Operations:
Net investment income (c)	0.16		0.16		0.21		0.23	0.20		0.20
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	2.09		3.50		(5.68)		(0.85)	1.23		1.44

Total from investment operations	2.25		3.66		(5.47)		(0.62)	1.43		1.64

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.18)		(0.21)		(0.22)	(0.20)		(0.19)
From net realized gains	—		—		—		(0.86)	(0.81)		(0.72)

Total distributions to shareholders	(0.17)		(0.18)		(0.21)		(1.08)	(1.01)		(0.91)

Increase from regulatory settlements	—		—	(d)	—		—	—		—

Net Asset Value, End of Period	$12.78		$10.70		$7.22		$12.90	$14.60		$14.18
Total return (e)(f)	21.18%		50.82%		(42.69)%		(5.10)%	10.79	%(g)	12.66%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.70%		0.64%		0.50%		0.50%	0.50	%(i)	0.50%
Interest expense	—	%(j)	—	%(j)	—	%(j)	—	—		—
Net expenses (h)	0.70%		0.64%		0.50%		0.50%	0.50	%(i)	0.50%
Waiver/Reimbursement	0.01%		0.03%		0.07%		0.04%	0.08	%(i)	0.15	%(k)
Net investment income (h)	1.46%		1.65%		1.86%		1.54%	1.52	%(i)	1.49%
Portfolio turnover rate	63%		122%		246%		207%	230	%(g)	269%
Net assets, end of period (000s)	$365,205		$451,824		$382,637		$796,550	$610,807		$495,099

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% for the year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Large Cap Enhanced Core Fund

February 28, 2011

Note 1. Organization

Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s 500 Index.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class I, Class R, Class Y and Class Z shares. On December 17, 2010, the Investment Manager exchanged Class Z shares valued at $8,436,579 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are not subject to sales charges.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

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Columbia Large Cap Enhanced Core Fund

February 28, 2011

In pursuit of its investment objectives, the Fund is exposed to the following market risk, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provides more detailed information about the derivative type held by the Fund:

Futures Contracts: The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2011, the Fund entered into 707 futures contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of February 28, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value*	Liabilities	Fair Value*
Futures Variation Margin	$37,744	—	$—

*	Includes only the current day’s variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$966,245	$(244,259)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

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Columbia Large Cap Enhanced Core Fund

February 28, 2011

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
$1 billion to $1.5 billion	0.25%
$1.5 billion to $3 billion	0.20%
$3 billion to $6 billion	0.18%
Over $6 billion	0.16%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.35% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other

25

Columbia Large Cap Enhanced Core Fund

February 28, 2011

services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Fund’s average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class R	Class Y	Class Z
0.12%	0.12%	0.00%*	0.12%

*	Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Distribution and Shareholder Servicing Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

The Trust has adopted a distribution plan for the Class R shares of the Fund, and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing

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Columbia Large Cap Enhanced Core Fund

February 28, 2011

plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.95%, 0.57%, 1.20% 0.70% and 0.70% of the Fund’s average daily net assets attributable to Class A, Class I, Class R, Class Y and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.70% annually of the Fund’s average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At February 28, 2011, the amounts potentially recoverable by the Investment Manager pursuant to this arrangement were as follows:

Amount of potential recovery expiring:			Total potential	Amount Expired	Amount recovered during the year ended
2/28/2014	2/28/2013	2/29/2012	recovery	02/28/11	02/28/11
$55,704	$151,553	$431,216	$638,473	$366,741	$—

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant’s deferral account was based on the rate of return of BofA Treasury Reserves. Trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred

27

Columbia Large Cap Enhanced Core Fund

February 28, 2011

compensation balances as a result of market fluctuations are included in “Trustees’ fees” on the Statement of Operations. Liabilities under the deferred compensation plan are included in “Trustees’ fees” on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $1 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $282,203,508 and $465,860,654, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $3,773, resulting from certain regulatory settlements in which the Fund had participated during the period. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 89.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,900,000 at a weighted average interest rate of 1.49%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences are as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(3)	—	$3

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28, 2011	February 28, 2010
Distributions paid from:
Ordinary Income*	$6,398,442	$9,482,069
*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

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Columbia Large Cap Enhanced Core Fund

February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$927,647	—	$127,157,428
*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and futures marked to market.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$130,352,305
Unrealized depreciation	(3,194,877)

Net unrealized appreciation	$127,157,428

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$63,773,716
2018	132,297,711

Total	$196,071,427

Capital loss carryforwards of $61,923,695 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

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Columbia Large Cap Enhanced Core Fund

February 28, 2011

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Enhanced Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the “Fund”) (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2011

31

Federal Income Tax Information (Unaudited) – Columbia Large Cap Enhanced Core Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee–BofA Funds Series Trust.

William P. Carmichael (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired. Oversees 44; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–McMoRan Exploration Company (oil and gas exploration and development); Director–The Finish Line (athletic shoes and apparel); Trustee–BofA Funds Series Trust; Former Director–Simmons Company (bedding).

William A. Hawkins (Born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Managing Director–Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer–California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee–BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–CNO Financial Inc. (formerly Conseco Inc.) (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee–BofA Funds Series Trust.

John J. Nagorniak (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 44; Director–MIT Investment Company; Trustee–MIT 401k Plan.

Minor M. Shaw (Born 1947)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 44; Board Member–Piedmont Natural Gas; Trustee–BofA Funds Series Trust.

33

Fund Governance (continued)

Interested Trustee

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director–Renaissance Reinsurance Ltd; Trustee–Penn Mutual Life Insurance Company; Director–Citigroup, Inc.; Citibank, N.A.; Trustee–BofA Funds Series Trust.

[1]

Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through its subsidiaries and affiliates may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Jullan Quero (Born 1967)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Board Consideration and Approval of Amendment to Investment Management Services Agreement

In September 2010, the Board (the “Board”) of Columbia Funds Series Trust (the “Trust”) unanimously approved an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management Investment Advisers, LLC (“CMIA”) and the Trust, on behalf of Columbia Convertible Securities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund and Columbia Small Cap Value Fund II (each, a “Fund” and together, the “Funds”). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with CMIA and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by each Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Funds, the trustees (the “Trustees”) of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from CMIA. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Funds’ current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services CMIA provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees’ independent legal counsel, who advised on applicable legal standards, and otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

■	The expected benefits of continuing to retain CMIA as the Funds’ investment manager;

■	The nature, extent and quality of investment management services provided by CMIA to each Fund;

■	The recent evaluation of the historical performance of CMIA in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

■	The recent evaluation of each Fund’s potential to realize economies of scale through operations of CMIA;

■	The indirect benefits, such as from soft dollar arrangements, that CMIA has obtained and will continue to obtain, from managing the Funds;

■

The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the “Columbia Funds Complex”) and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the “Columbia RiverSource Funds Complex” and, collectively with the Columbia Funds Complex, the “Combined Fund Complex”) by:

■

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

■

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

37

■	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the Funds at all or most asset levels, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

■

The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each Fund, including the contemporaneous reduction in the rates payable by each Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of CMIA to contractually agree to limit total operating expenses for such Fund for a certain period of time;

■

Current and projected profits to CMIA from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

■	That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate CMIA for services performed for the Funds.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of services provided to the Funds by CMIA under the IMS Agreement, and the resources dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the ability of CMIA to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including CMIA’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Funds and the quality of CMIA’s investment research capabilities and the other resources that it devotes to each Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance

The Trustees reviewed information about the performance of each Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Fund to the performance of those Funds’ peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to such Fund’s IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that CMIA had taken or was considering steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each Fund and CMIA was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses

The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each Fund at all or certain assets levels, and would be otherwise identical to each Fund’s current IMS Agreement. In addition, the Trustees considered that, with the proposed fee

38

reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the Trustees considered CMIA’s proposal to implement a contractual expense limitation that would mitigate the effect of such Fund’s investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability

The Trustees considered information about the investment advisory fee rates charged by CMIA to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA, and the additional resources required to manage mutual funds effectively. In evaluating each Fund’s proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by CMIA and its affiliates in connection with their relationships with the Funds. The Trustees reviewed information provided by management as to the current and projected profitability to CMIA and its affiliates of their relationships with each Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to CMIA and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale

The Trustees considered the existence of any economies of scale in the provision by CMIA of services to each Fund, to groups of related funds and to CMIA’s investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Funds through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by CMIA in investment, trading and compliance resources. The Trustees noted that all of the Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to CMIA and its affiliates of their relationships with the Funds, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to CMIA and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Funds. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to CMIA

The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the provision by CMIA of administration services to the Funds and the provision by CMIA’s affiliates of distribution and transfer agency services to the Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, CMIA may pay less in expense reimbursements. The Trustees considered that the Funds’ distributor, an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds, and that other affiliates of CMIA receive various forms of compensation in connection with their sale of shares of the Funds.

The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds’ securities transactions, and reviewed information about CMIA’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and

39

to monitor such possible conflicts of interest. The Trustees recognized that CMIA’s profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for each Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Funds.

40

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Nations Funds (the “Transaction”). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC (“CMIA”). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, subtransfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.”

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report. Unless otherwise stated or required by the context, this report covers only the Nations Funds.

[3]Tab	1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 (“June Supplemental Materials”) at p. 1.

41

Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

II. Finding

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a “Fee Change Fund”).

2.	In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm’s length and reasonable and consistent with the AOD.

3.	CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a “Fee Increase Fund”). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.	The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA’s proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.	CMIA’s fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.	Half of the Fee Increase Funds have had median or betterthan-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.	CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the “CMIA Funds”) be subject to an expense limitation calculated by reference to the median of the relevant fund’s Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.	CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA’s reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.	CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including

42

the change of the Funds’ investment adviser), historical profitability data was judged to have little relevance.

10.	CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

43

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,986,027	56,540	57,184	348,937

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Enhanced Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

45

Columbia Large Cap Enhanced Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1701 A (04/11)

Columbia Small Cap Index Fund

Annual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+30.55% Class A shares

+31.07% S&P SmallCap 600 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 30.55% without sales charge.

■	The fund performed generally in line with its benchmark, the S&P SmallCap 600 Index,[1] and the average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification.[2]

■	Despite a rocky period in the summer of 2010, stock prices climbed for the second consecutive year, buoyed by sectors that are sensitive to economic growth.

Portfolio Management

Alfred F. Alley III has manged or co-managed the fund since July 2009 and has been associated with Columbia Management Investment Advisers, LLC (the Investment Manager) since May 2010. Prior to joining the Investment Manager, Mr. Alley was associated with the fund’s previous advisor or its predecessors since 2005.

[1]

The Standard and Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the NYSE AMEX and the NASDAQ stock market. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Small Cap Index Fund

Summary

For the 12-month period that ended February 28, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

22.57%	20.00%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

4.93%	14.74%

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed, — a key measure of the health of the manufacturing sector — continued to inch higher.

2

Economic Update (continued) – Columbia Small Cap Index Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)
Class A	18.01
Class Z	18.06
Distribution declared per share

03/01/10 – 02/28/11 ($)
Class A	0.22
Class Z	0.25

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)
Class A	21,302
Class Z	21,875

Average annual total return as of 02/28/11 (%)

Share class	A	Z
Inception	10/15/96	10/15/96
1-year	30.55	30.81
5-year	3.75	4.01
10-year	7.86	8.14

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Small Cap Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,352.00	1,022.56	2.62	2.26	0.45
Class Z	1,000.00	1,000.00	1,353.10	1,023.80	1.17	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 02/28/11 (%)
Oil States International, Inc.	0.7
Varian Semiconductor Equipment Associates, Inc.	0.7
World Fuel Services Corp.	0.6
AMERIGROUP Corp.	0.5
Cooper Companies, Inc.	0.5
Regeneron Pharmaceuticals, Inc.	0.5
Stifel Financial Corp.	0.5
Holly Corp.	0.5
BioMed Realty Trust, Inc.	0.5
CARBO Ceramics, Inc.	0.5

Holdings are calculated as a percentage of net assets.

Top 5 sectors

as of 02/28/11 (%)
Information Technology	19.0
Financials	18.4
Industrials	15.6
Consumer Discretionary	13.8
Health Care	12.5

Sector Breakdown is calculated as a percentage of net assets.

Portfolio Manager’s Report

For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 30.55% without sales charge. The S&P SmallCap 600 Index returned 31.07%. The average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification, was 30.71%. The fund seeks to replicate the benchmark weights of securities, industries and sectors represented in the S&P SmallCap 600 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur.

Energy, information technology and industrials were market leaders

In a period that was strong for stocks, in general, and for small-cap stocks in particular, the energy, information technology and industrials sectors were the best performers within the index. Energy stocks got a boost from strengthening economic activity and rising commodity prices. Three of the top five top stocks in the fund were from the energy sector: SM Energy, which was removed from the index as it got bigger, as measured by market capitalization; Oil States International and Holly (0.7% and 0.5% of net assets, respectively). The information technology sector benefited from higher business spending. Within technology, Cypress Semiconductor was one of the top contributors to the fund’s return. Cypress was removed from the index as it grew beyond its market capitalization limits.

Even weaker sectors were strong performers

All ten sectors in the index generated positive returns for the period, and even the weakest performers were strong. Financials, telecommunication services and utilities underperformed the index average, but they gained 22.5%, 23.5% and 24.3%, respectively. The worst-performing stocks for the fund came from the health care, technology, energy and consumer discretionary sectors. Within health care, Amedisys (0.2% of net assets) was the period’s weakest performer. Within technology Tekelec and DG FastChannel (0.1% and 0.2% of net assets, respectively) generated sharp negative returns. Penn Virginia (0.1% of net assets) bucked the positive trend within the energy sector and was sharply down for the period. Capella Education (0.2% of net assets), in the consumer discretionary sector, declined as on-line colleges as a group came under pressure.

6

Portfolio Manager’s Report (continued) – Columbia Small Cap Index Fund

Portfolio changes

During the 12-month period, there were 58 additions and deletions to the S&P SmallCap 600 Index. Because the fund is mandated to track the underlying index by fully replicating its holdings, all changes made to the portfolio matched changes to the index.

Looking ahead

Even after two years of strong returns, we believe the U.S. equity market remains attractive. Valuations seem quite reasonable because earnings growth has kept pace with rising stock prices. And while earnings growth will inevitably slow from the pace it set in the early stages of this economic recovery, it is likely to remain quite healthy. Of course, no one can predict what will happen to stocks in any one year. However, historically equities have been the strongest asset class over the long term and investors who have learned to ride out periods of weakness and volatility have been rewarded.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

7

Investment Portfolio – Columbia Small Cap Index Fund

February 28, 2011

Common Stocks – 97.2%

	Shares	Value ($)
Consumer Discretionary – 13.8%
Auto Components – 0.3%
Drew Industries, Inc.	68,750	1,590,188
Spartan Motors, Inc.	117,275	744,696
Standard Motor Products, Inc.	70,075	814,972
Superior Industries International, Inc.	83,650	1,662,962

Auto Components Total		4,812,818

Automobiles – 0.1%
Winnebago Industries, Inc. (a)	104,725	1,514,324

Automobiles Total		1,514,324

Distributors – 0.3%
Audiovox Corp., Class A (a)	66,825	553,311
Pool Corp.	178,800	4,462,848

Distributors Total		5,016,159

Diversified Consumer Services – 1.1%
American Public Education, Inc. (a)	64,600	2,740,332
Capella Education Co. (a)	59,500	3,431,365
Coinstar, Inc. (a)	113,925	4,862,319
Corinthian Colleges, Inc. (a)	303,600	1,590,864
Hillenbrand, Inc.	224,075	4,873,631
Pre-Paid Legal Services, Inc. (a)	35,100	2,314,494
Universal Technical Institute, Inc.	75,125	1,382,300

Diversified Consumer Services Total		21,195,305

Hotels, Restaurants & Leisure – 2.8%
Biglari Holdings, Inc. (a)	5,205	2,226,491
BJ’s Restaurants, Inc. (a)	81,275	2,921,836
Buffalo Wild Wings, Inc. (a)	65,425	3,466,871
California Pizza Kitchen, Inc. (a)	88,425	1,489,077
CEC Entertainment, Inc. (a)	73,850	2,857,256
Cracker Barrel Old Country Store, Inc.	83,950	4,184,068
DineEquity, Inc. (a)	55,750	3,189,457
Interval Leisure Group, Inc. (a)	145,750	2,464,632
Jack in the Box, Inc. (a)	190,350	4,187,700
Marcus Corp.	77,750	1,012,305
Monarch Casino & Resort, Inc. (a)	40,650	424,793
Multimedia Games, Inc. (a)	99,350	546,425
O’Charleys, Inc. (a)	68,125	432,594
P.F. Chang’s China Bistro, Inc.	82,625	3,837,105
Papa John’s International, Inc. (a)	72,325	2,110,444
Peet’s Coffee & Tea, Inc. (a)	46,100	1,971,236
Pinnacle Entertainment, Inc. (a)	220,925	2,900,745
Red Robin Gourmet Burgers, Inc. (a)	56,150	1,339,739
Ruby Tuesday, Inc. (a)	233,350	3,117,556
Ruth’s Hospitality Group, Inc. (a)	111,283	557,528
Shuffle Master, Inc. (a)	192,925	1,815,424
Sonic Corp. (a)	221,775	1,969,362
Texas Roadhouse, Inc., Class A (a)	209,100	3,550,518

Hotels, Restaurants & Leisure Total		52,573,162

	Shares	Value ($)
Household Durables – 0.8%
Blyth, Inc.	19,550	671,934
Ethan Allen Interiors, Inc.	103,350	2,278,867
Helen of Troy Ltd. (a)	110,250	3,079,282
Kid Brands, Inc. (a)	77,475	725,166
La-Z-Boy, Inc. (a)	186,600	1,873,464
M/I Homes, Inc. (a)	66,650	889,778
Meritage Home Corp. (a)	115,550	2,982,345
Skyline Corp.	24,800	498,232
Standard Pacific Corp. (a)	357,375	1,429,500
Universal Electronics, Inc. (a)	53,375	1,454,469

Household Durables Total		15,883,037

Internet & Catalog Retail – 0.5%
Blue Nile, Inc. (a)	51,800	2,961,924
HSN, Inc. (a)	139,250	4,522,840
NutriSystem, Inc.	96,150	1,272,064
PetMed Express, Inc.	81,950	1,220,236

Internet & Catalog Retail Total		9,977,064

Leisure Equipment & Products – 0.8%
Arctic Cat, Inc. (a)	43,975	558,922
Brunswick Corp.	318,925	7,344,843
Callaway Golf Co.	231,725	1,793,551
Jakks Pacific, Inc. (a)	99,300	1,850,952
RC2 Corp. (a)	77,850	1,690,124
Sturm Ruger & Co., Inc.	67,675	1,222,211

Leisure Equipment & Products Total		14,460,603

Media – 0.6%
Arbitron, Inc.	96,950	3,859,579
EW Scripps Co., Class A (a)	110,450	1,057,007
Live Nation Entertainment, Inc. (a)	537,035	5,708,682

Media Total		10,625,268

Multiline Retail – 0.1%
Fred’s, Inc., Class A	141,100	1,944,358
Tuesday Morning Corp. (a)	131,575	614,455

Multiline Retail Total		2,558,813

Specialty Retail – 4.1%
Big 5 Sporting Goods Corp.	78,500	1,094,290
Brown Shoe Co., Inc.	157,775	2,445,512
Buckle, Inc.	93,900	3,670,551
Cabela’s, Inc. (a)	144,100	3,909,433
Cato Corp., Class A	106,050	2,571,712
Children’s Place Retail Stores, Inc. (a)	93,425	4,269,522
Christopher & Banks Corp.	128,950	787,885
Coldwater Creek, Inc. (a)	216,100	639,656
Finish Line, Inc., Class A	191,774	3,348,374
Genesco, Inc. (a)	86,525	3,419,468
Group 1 Automotive, Inc.	85,400	3,608,150

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Haverty Furniture Companies, Inc.	66,800	888,440
Hibbett Sports, Inc. (a)	100,600	3,159,846
HOT Topic, Inc.	160,425	858,274
Jo-Ann Stores, Inc. (a)	94,775	5,752,842
Jos. A. Bank Clothiers, Inc. (a)	99,387	4,582,735
Kirkland’s, Inc. (a)	56,550	864,084
Lithia Motors, Inc., Class A	78,150	1,183,191
Lumber Liquidators Holdings, Inc. (a)	83,900	1,953,192
MarineMax, Inc. (a)	79,700	719,691
Men’s Wearhouse, Inc.	189,500	5,059,650
Midas, Inc. (a)	51,075	394,810
Monro Muffler Brake, Inc.	108,637	3,550,257
OfficeMax, Inc. (a)	305,900	4,203,066
Pep Boys-Manny, Moe & Jack	188,925	2,367,230
Sonic Automotive, Inc., Class A	127,125	1,828,058
Stage Stores, Inc.	131,700	2,296,848
Stein Mart, Inc.	96,900	793,611
Vitamin Shoppe, Inc. (a)	89,400	3,110,226
Zale Corp. (a)	83,150	342,578
Zumiez, Inc. (a)	74,850	1,951,340

Specialty Retail Total		75,624,522

Textiles, Apparel & Luxury Goods – 2.3%
Carter’s, Inc. (a)	206,875	5,929,037
CROCS, Inc. (a)	313,925	5,540,776
Iconix Brand Group, Inc. (a)	260,900	5,765,890
K-Swiss, Inc., Class A (a)	97,650	977,477
Liz Claiborne, Inc. (a)	339,850	1,746,829
Maidenform Brands, Inc. (a)	84,025	2,280,439
Movado Group, Inc. (a)	62,275	876,209
Oxford Industries, Inc.	50,000	1,206,000
Perry Ellis International, Inc. (a)	36,025	1,046,166
Quiksilver, Inc. (a)	465,975	2,008,352
Skechers U.S.A., Inc., Class A (a)	121,700	2,528,926
Steven Madden Ltd. (a)	82,825	3,573,071
True Religion Apparel, Inc. (a)	91,600	2,177,332
Volcom, Inc.	61,450	1,099,955
Wolverine World Wide, Inc.	175,700	6,458,732

Textiles, Apparel & Luxury Goods Total		43,215,191

Consumer Discretionary Total		257,456,266

Consumer Staples – 3.4%
Beverages – 0.1%
Boston Beer Co., Inc., Class A (a)	32,775	3,042,176

Beverages Total		3,042,176

Food & Staples Retailing – 1.0%
Andersons, Inc.	66,225	3,181,449
Casey’s General Stores, Inc.	136,150	5,591,680

	Shares	Value ($)
Nash Finch Co.	43,750	1,766,188
Spartan Stores, Inc.	81,375	1,226,321
United Natural Foods, Inc. (a)	173,325	7,357,646

Food & Staples Retailing Total		19,123,284

Food Products – 1.9%
B&G Foods, Inc.	171,300	2,569,500
Cal-Maine Foods, Inc.	48,100	1,388,647
Calavo Growers, Inc.	43,250	1,004,265
Darling International, Inc. (a)	419,675	5,829,286
Diamond Foods, Inc.	79,075	4,028,871
Hain Celestial Group, Inc. (a)	154,200	4,598,244
J & J Snack Foods Corp.	51,325	2,256,760
Sanderson Farms, Inc.	69,500	2,873,825
Seneca Foods Corp., Class A (a)	32,900	925,477
Snyders-Lance, Inc.	166,300	3,029,986
TreeHouse Foods, Inc. (a)	127,350	6,643,850

Food Products Total		35,148,711

Household Products – 0.2%
Central Garden & Pet Co., Class A (a)	197,525	1,819,205
WD-40 Co.	60,150	2,445,699

Household Products Total		4,264,904

Personal Products – 0.1%
Medifast, Inc. (a)	48,300	1,117,662

Personal Products Total		1,117,662

Tobacco – 0.1%
Alliance One International, Inc. (a)	313,300	1,137,279

Tobacco Total		1,137,279

Consumer Staples Total		63,834,016

Energy – 6.0%
Energy Equipment & Services – 3.4%
Basic Energy Services, Inc. (a)	83,125	1,594,338
Bristow Group, Inc. (a)	130,325	6,245,174
CARBO Ceramics, Inc.	68,200	8,454,754
Gulf Island Fabrication, Inc.	51,500	1,594,955
Hornbeck Offshore Services, Inc. (a)	83,750	2,379,338
ION Geophysical Corp. (a)	548,425	7,030,808
Lufkin Industries, Inc.	108,100	8,448,015
Matrix Service Co. (a)	94,950	1,325,502
Oil States International, Inc. (a)	181,850	13,236,861
Pioneer Drilling Co. (a)	194,900	2,206,268
SEACOR Holdings, Inc.	76,450	7,245,166
TETRA Technologies, Inc. (a)	274,050	3,784,631

Energy Equipment & Services Total		63,545,810

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels – 2.6%
Contango Oil & Gas Co. (a)	46,200	2,831,136
Georesources, Inc. (a)	63,600	2,001,492
Gulfport Energy Corp. (a)	113,900	3,370,301
Holly Corp.	158,900	9,079,546
Penn Virginia Corp.	163,875	2,666,246
Petroleum Development Corp. (a)	84,225	3,952,679
Petroquest Energy, Inc. (a)	200,000	1,724,000
Stone Energy Corp. (a)	174,625	5,287,645
Swift Energy Co. (a)	149,750	6,431,763
World Fuel Services Corp.	248,625	10,303,020

Oil, Gas & Consumable Fuels Total		47,647,828

Energy Total		111,193,638

Financials – 18.4%
Capital Markets – 1.0%
Investment Technology Group, Inc. (a)	150,600	2,883,990
LaBranche & Co., Inc. (a)	129,600	544,320
optionsXpress Holdings, Inc.	152,925	2,478,914
Piper Jaffray Companies, Inc. (a)	57,475	2,365,096
Stifel Financial Corp. (a)	126,600	9,082,284
SWS Group, Inc.	105,300	567,567
TradeStation Group, Inc. (a)	143,850	968,111

Capital Markets Total		18,890,282

Commercial Banks – 5.5%
Bank of the Ozarks, Inc.	47,075	2,026,579
Boston Private Financial Holdings, Inc.	275,125	1,950,636
City Holding Co.	55,725	1,908,581
Columbia Banking System, Inc.	141,475	2,806,864
Community Bank System, Inc.	119,325	3,002,217
First BanCorp Puerto Rico (a)	76,671	355,753
First Commonwealth Financial Corp.	339,400	2,223,070
First Financial Bancorp	208,850	3,535,830
First Financial Bankshares, Inc.	75,000	3,765,000
First Midwest Bancorp, Inc.	266,375	3,215,146
Glacier Bancorp, Inc.	258,682	4,043,200
Hancock Holding Co.	106,150	3,680,220
Hanmi Financial Corp. (a)	543,900	679,875
Home Bancshares, Inc.	78,750	1,774,238
Independent Bank Corp. MA	76,300	2,074,597
Nara Bancorp, Inc. (a)	136,625	1,431,830
National Penn Bancshares, Inc.	439,700	3,491,218
NBT Bancorp, Inc.	123,975	2,758,444
Old National Bancorp	340,875	3,817,800
Pinnacle Financial Partners, Inc. (a)	121,075	1,931,146
PrivateBancorp, Inc.	210,625	3,016,150

	Shares	Value ($)
S&T Bancorp, Inc.	89,150	1,988,045
Signature Bank (a)	146,025	7,577,237
Simmons First National Corp., Class A	62,025	1,785,080
Sterling Bancorp NY	96,550	969,362
Sterling Bancshares, Inc.	366,750	3,319,088
Susquehanna Bancshares, Inc.	466,925	4,463,803
Texas Capital Bancshares, Inc. (a)	132,300	3,339,252
Tompkins Financial Corp.	29,715	1,218,315
UMB Financial Corp.	107,575	4,290,091
Umpqua Holdings Corp.	412,075	4,714,138
United Bankshares, Inc.	138,075	3,954,468
United Community Banks, Inc. (a)	339,997	465,796
Whitney Holding Corp.	347,700	4,930,386
Wilmington Trust Corp.	329,100	1,477,659
Wilshire Bancorp, Inc.	70,050	463,031
Wintrust Financial Corp.	123,650	4,152,167

Commercial Banks Total		102,596,312

Consumer Finance – 0.9%
Cash America International, Inc.	106,350	4,542,208
EZCORP, Inc., Class A (a)	179,175	5,138,739
First Cash Financial Services, Inc. (a)	108,975	3,567,842
World Acceptance Corp. (a)	53,500	3,199,835

Consumer Finance Total		16,448,624

Diversified Financial Services – 0.4%
Interactive Brokers Group, Inc., Class A	151,875	2,346,469
Portfolio Recovery Associates, Inc. (a)	61,350	5,113,522

Diversified Financial Services Total		7,459,991

Insurance – 2.4%
Amerisafe, Inc. (a)	66,350	1,324,346
Delphi Financial Group, Inc., Class A	195,400	6,049,584
eHealth, Inc. (a)	79,800	1,000,692
Employers Holdings, Inc.	143,300	2,883,196
Horace Mann Educators Corp.	142,050	2,407,747
Infinity Property & Casualty Corp.	45,000	2,731,950
National Financial Partners Corp. (a)	157,125	2,221,747
Navigators Group, Inc. (a)	44,800	2,350,208
Presidential Life Corp.	76,625	767,783
ProAssurance Corp. (a)	110,500	6,997,965
RLI Corp.	59,575	3,420,201
Safety Insurance Group, Inc.	54,075	2,602,089
Selective Insurance Group, Inc.	192,500	3,499,650
Stewart Information Services Corp.	66,125	737,294
Tower Group, Inc.	149,375	4,060,012
United Fire & Casualty Co.	76,400	1,580,716

Insurance Total		44,635,180

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) – 7.6%
Acadia Realty Trust	144,782	2,866,684
BioMed Realty Trust, Inc.	470,688	8,542,987
Cedar Shopping Centers, Inc.	169,150	1,025,049
Colonial Properties Trust	302,175	5,955,869
DiamondRock Hospitality Co. (a)	595,627	7,004,574
EastGroup Properties, Inc.	97,100	4,420,963
Entertainment Properties Trust	167,375	7,978,766
Extra Space Storage, Inc.	314,925	6,219,769
Franklin Street Properties Corp.	249,925	3,756,373
Getty Realty Corp.	90,100	2,650,742
Healthcare Realty Trust, Inc.	231,725	5,399,192
Home Properties, Inc.	135,425	7,979,241
Inland Real Estate Corp.	272,575	2,567,657
Kilroy Realty Corp.	188,375	7,299,531
Kite Realty Group Trust	226,775	1,279,011
LaSalle Hotel Properties	262,825	7,414,293
Lexington Realty Trust	447,501	4,237,834
LTC Properties, Inc.	94,400	2,758,368
Medical Properties Trust, Inc.	400,275	4,695,226
Mid-America Apartment Communities, Inc.	123,000	7,991,310
National Retail Properties, Inc.	300,325	7,715,349
Parkway Properties, Inc.	78,850	1,278,159
Pennsylvania Real Estate Investment Trust	199,200	2,876,448
Post Properties, Inc.	175,475	6,843,525
PS Business Parks, Inc.	67,350	4,245,744
Saul Centers, Inc.	41,200	1,895,200
Sovran Self Storage, Inc.	99,425	3,857,690
Tanger Factory Outlet Centers	291,350	7,764,477
Universal Health Realty Income Trust	44,900	1,785,673
Urstadt Biddle Properties, Inc., Class A	83,200	1,613,248

Real Estate Investment Trusts (REITs) Total		141,918,952

Real Estate Management & Development – 0.1%
Forestar Group Inc. (a)	127,475	2,455,169

Real Estate Management & Development Total		2,455,169

Thrifts & Mortgage Finance – 0.5%
Bank Mutual Corp.	164,600	760,452
Brookline Bancorp, Inc.	212,500	2,207,875
Dime Community Bancshares	99,575	1,545,404
Provident Financial Services, Inc.	186,700	2,765,027
TrustCo Bank Corp. NY	277,525	1,673,476

Thrifts & Mortgage Finance Total		8,952,234

Financials Total		343,356,744

	Shares	Value ($)
Health Care – 12.5%
Biotechnology – 1.0%
ArQule, Inc. (a)	155,125	988,146
Cubist Pharmaceuticals, Inc. (a)	213,325	4,678,217
Emergent Biosolutions, Inc. (a)	77,475	1,630,074
Regeneron Pharmaceuticals, Inc. (a)	261,425	9,481,885
Savient Pharmaceuticals, Inc. (a)	252,750	2,436,510

Biotechnology Total		19,214,832

Health Care Equipment & Supplies – 3.8%
Abaxis, Inc. (a)	80,425	2,132,871
Align Technology, Inc. (a)	244,375	5,095,219
American Medical Systems Holdings, Inc. (a)	275,125	6,027,989
Analogic Corp.	46,100	2,498,620
Cantel Medical Corp.	45,975	1,004,554
CONMED Corp. (a)	101,125	2,677,790
Cooper Companies, Inc.	164,250	10,153,935
CryoLife, Inc. (a)	101,225	546,615
Cyberonics, Inc. (a)	86,700	2,863,701
Greatbatch, Inc. (a)	83,700	2,082,456
Haemonetics Corp. (a)	89,050	5,489,932
ICU Medical, Inc. (a)	42,550	1,786,674
Integra LifeSciences Holdings Corp. (a)	73,200	3,670,980
Invacare Corp.	116,600	3,447,862
Kensey Nash Corp. (a)	30,525	801,587
Meridian Bioscience, Inc.	146,375	3,157,309
Merit Medical Systems, Inc. (a)	101,850	1,739,598
Natus Medical, Inc. (a)	104,050	1,650,233
Neogen Corp. (a)	81,650	3,052,893
Palomar Medical Technologies, Inc. (a)	66,850	1,068,263
SurModics, Inc. (a)	62,650	816,956
Symmetry Medical, Inc. (a)	129,350	1,169,324
West Pharmaceutical Services, Inc.	119,825	4,926,006
Zoll Medical Corp. (a)	77,350	3,579,758

Health Care Equipment & Supplies Total		71,441,125

Health Care Providers & Services – 5.2%
Air Methods Corp. (a)	40,100	2,327,404
Almost Family, Inc. (a)	29,600	1,154,400
Amedisys, Inc. (a)	104,424	3,750,910
AMERIGROUP Corp. (a)	178,325	10,226,939
AMN Healthcare Services, Inc. (a)	140,675	1,050,842
AmSurg Corp. (a)	111,275	2,629,428
Bio-Reference Labs, Inc. (a)	88,125	1,843,575
Catalyst Health Solutions, Inc. (a)	140,525	6,353,135
Centene Corp. (a)	177,200	5,399,284
Chemed Corp.	82,025	5,367,716
Corvel Corp. (a)	23,600	1,168,200
Cross Country Healthcare, Inc. (a)	111,850	930,592

See Accompanying Notes to Financial Statements.

11

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Ensign Group, Inc.	47,050	1,430,791
Genoptix, Inc. (a)	63,350	1,583,117
Gentiva Health Services, Inc. (a)	107,500	3,034,725
Hanger Orthopedic Group, Inc. (a)	116,825	3,142,592
Healthspring, Inc. (a)	205,950	7,751,958
Healthways, Inc. (a)	123,475	1,724,946
HMS Holdings Corp. (a)	99,200	7,495,552
IPC The Hospitalist Co., Inc. (a)	58,525	2,387,820
Landauer, Inc.	33,800	2,126,020
LCA-Vision, Inc. (a)	67,275	475,634
LHC Group, Inc. (a)	56,425	1,684,851
Magellan Health Services, Inc. (a)	120,700	5,791,186
Medcath Corp. (a)	73,675	1,047,659
Molina Healthcare, Inc. (a)	60,950	2,135,078
MWI Veterinary Supply, Inc. (a)	44,825	3,102,786
PharMerica Corp. (a)	105,450	1,239,038
PSS World Medical, Inc. (a)	198,775	5,172,125
RehabCare Group, Inc. (a)	89,725	3,333,284

Health Care Providers & Services Total		96,861,587

Health Care Technology – 0.5%
Computer Programs & Systems, Inc.	39,425	2,129,344
Omnicell, Inc. (a)	118,625	1,594,320
Quality Systems, Inc.	68,750	5,493,125

Health Care Technology Total		9,216,789

Life Sciences Tools & Services – 0.9%
Affymetrix, Inc. (a)	254,125	1,247,754
Cambrex Corp. (a)	105,850	580,058
Dionex Corp. (a)	62,700	7,387,314
Enzo Biochem, Inc. (a)	123,345	531,617
eResearchTechnology, Inc. (a)	155,300	986,155
Kendle International, Inc. (a)	53,700	639,030
PAREXEL International Corp. (a)	209,225	4,910,510

Life Sciences Tools & Services Total		16,282,438

Pharmaceuticals – 1.1%
Hi-Tech Pharmacal Co., Inc. (a)	36,675	846,826
Par Pharmaceutical Companies, Inc. (a)	128,100	3,955,728
Questcor Pharmaceuticals, Inc. (a)	223,600	2,897,856
Salix Pharmaceuticals Ltd. (a)	208,425	6,948,889
Viropharma, Inc. (a)	280,575	5,030,710

Pharmaceuticals Total		19,680,009

Health Care Total		232,696,780

Industrials – 15.6%
Aerospace & Defense – 3.0%
AAR Corp. (a)	141,225	3,854,030
Aerovironment, Inc. (a)	54,025	1,567,265

	Shares	Value ($)
American Science & Engineering, Inc.	32,350	3,040,900
Ceradyne, Inc. (a)	89,550	3,423,497
Cubic Corp.	56,775	2,856,350
Curtiss-Wright Corp.	165,825	6,118,943
Esterline Technologies Corp. (a)	108,200	7,743,874
GenCorp, Inc. (a)	212,300	1,101,837
Moog, Inc., Class A (a)	163,375	7,418,859
National Presto Industries, Inc.	18,800	2,378,952
Orbital Sciences Corp. (a)	208,700	3,712,773
Teledyne Technologies, Inc. (a)	130,625	6,840,831
Triumph Group, Inc.	59,175	5,123,963

Aerospace & Defense Total		55,182,074

Air Freight & Logistics – 0.4%
Forward Air Corp.	104,375	3,092,631
HUB Group, Inc., Class A (a)	134,275	4,694,254

Air Freight & Logistics Total		7,786,885

Airlines – 0.3%
Allegiant Travel Co.	54,025	2,229,612
Skywest, Inc.	198,000	3,267,000

Airlines Total		5,496,612

Building Products – 1.1%
A.O. Smith Corp.	120,300	4,860,120
AAON, Inc.	42,800	1,313,960
Apogee Enterprises, Inc.	101,100	1,382,037
Gibraltar Industries, Inc. (a)	108,950	1,179,929
Griffon Corp. (a)	167,650	2,021,859
NCI Building Systems, Inc. (a)	60,565	855,784
Quanex Building Products Corp.	135,325	2,556,289
Simpson Manufacturing Co., Inc.	142,225	4,114,569
Universal Forest Products, Inc.	69,400	2,366,540

Building Products Total		20,651,087

Commercial Services & Supplies – 2.4%
ABM Industries, Inc.	169,100	4,503,133
Consolidated Graphics, Inc. (a)	36,600	1,996,164
G&K Services, Inc., Class A	67,250	2,180,245
Geo Group, Inc. (a)	231,850	5,895,945
Healthcare Services Group, Inc.	237,075	4,212,823
Interface, Inc., Class A	231,225	3,854,521
Mobile Mini, Inc. (a)	131,050	2,980,077
Standard Register Co.	45,850	157,724
Sykes Enterprises, Inc. (a)	146,625	2,727,225
Tetra Tech, Inc. (a)	222,150	5,220,525
Unifirst Corp.	52,800	2,977,920
United Stationers, Inc. (a)	83,300	5,616,086
Viad Corp.	72,650	1,665,138

Commercial Services & Supplies Total		43,987,526

See Accompanying Notes to Financial Statements.

12

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Construction & Engineering – 0.9%
Comfort Systems USA, Inc.	136,225	1,807,706
Dycom Industries, Inc. (a)	126,400	2,181,664
EMCOR Group, Inc. (a)	239,050	7,616,133
Insituform Technologies, Inc., Class A (a)	141,075	3,645,378
Orion Marine Group, Inc. (a)	96,750	1,194,862

Construction & Engineering Total		16,445,743

Electrical Equipment – 1.3%
AZZ, Inc.	44,925	1,916,501
Belden, Inc.	168,850	6,184,976
Brady Corp., Class A	189,125	6,759,327
Encore Wire Corp.	68,500	1,607,010
II-VI, Inc. (a)	91,375	4,677,486
Powell Industries, Inc. (a)	31,875	1,191,806
Vicor Corp.	70,500	1,073,715

Electrical Equipment Total		23,410,821

Industrial Conglomerates – 0.2%
Standex International Corp.	45,200	1,549,004
Tredegar Corp.	82,475	1,609,912

Industrial Conglomerates Total		3,158,916

Machinery – 3.9%
Actuant Corp., Class A	245,175	6,938,452
Albany International Corp., Class A	99,725	2,429,301
Astec Industries, Inc. (a)	71,575	2,457,170
Badger Meter, Inc.	54,075	2,125,688
Barnes Group, Inc.	163,350	3,476,088
Briggs & Stratton Corp.	181,075	3,645,040
Cascade Corp.	33,150	1,619,709
CIRCOR International, Inc.	61,475	2,437,484
CLARCOR, Inc.	181,325	7,459,710
EnPro Industries, Inc. (a)	74,100	2,940,288
ESCO Technologies, Inc.	95,525	3,657,652
Federal Signal Corp.	223,825	1,448,148
John Bean Technologies Corp.	101,550	1,926,404
Kaydon Corp.	120,325	4,721,553
Lindsay Corp.	45,025	3,179,215
Lydall, Inc. (a)	61,425	549,140
Mueller Industries, Inc.	136,075	4,623,828
Robbins & Myers, Inc.	161,500	6,884,745
Toro Co.	112,625	7,027,800
Watts Water Technologies, Inc., Class A	105,200	4,114,372

Machinery Total		73,661,787

Professional Services – 1.0%
Administaff, Inc.	80,375	2,405,624
CDI Corp.	46,600	693,408

	Shares	Value ($)
Dolan Co. (a)	109,725	1,371,563
Exponent, Inc. (a)	49,875	1,962,581
Heidrick & Struggles International, Inc.	63,125	1,718,894
Kelly Services, Inc., Class A (a)	101,675	2,137,209
Navigant Consulting, Inc. (a)	180,900	1,698,651
On Assignment, Inc. (a)	131,550	1,381,275
School Specialty, Inc. (a)	57,675	885,311
SFN Group, Inc. (a)	190,350	2,632,540
TrueBlue, Inc. (a)	158,500	2,559,775

Professional Services Total		19,446,831

Road & Rail – 0.7%
Arkansas Best Corp.	91,050	2,159,706
Heartland Express, Inc.	182,718	3,031,292
Knight Transportation, Inc.	222,700	4,144,447
Old Dominion Freight Line, Inc. (a)	150,925	4,645,471

Road & Rail Total		13,980,916

Trading Companies & Distributors – 0.4%
Applied Industrial Technologies, Inc.	135,900	4,354,236
Kaman Corp.	93,500	2,979,845
Lawson Products, Inc.	14,375	346,006

Trading Companies & Distributors Total		7,680,087

Industrials Total		290,889,285

Information Technology – 19.0%
Communications Equipment – 2.2%
Arris Group, Inc. (a)	444,500	5,867,400
Bel Fuse, Inc., Class B	42,075	921,443
Black Box Corp.	63,600	2,428,884
Blue Coat Systems, Inc. (a)	155,400	4,372,956
Comtech Telecommunications Corp.	99,475	2,690,799
DG FastChannel, Inc. (a)	87,325	2,891,331
Digi International, Inc. (a)	90,350	1,000,174
EMS Technologies, Inc. (a)	55,050	1,070,172
Harmonic, Inc. (a)	350,400	3,367,344
NETGEAR, Inc. (a)	128,950	4,229,560
Network Equipment Technologies, Inc. (a)	108,175	393,757
Oplink Communications, Inc. (a)	70,400	1,915,584
PC-Tel, Inc. (a)	66,450	497,711
Symmetricom, Inc. (a)	156,000	882,960
Tekelec (a)	246,775	1,892,764
Tollgrade Communications, Inc. (a)	37,675	376,373
ViaSat, Inc. (a)	147,750	6,147,877

Communications Equipment Total		40,947,089

Computers & Peripherals – 0.8%
Avid Technology, Inc. (a)	104,275	2,300,306
Hutchinson Technology, Inc. (a)	84,075	263,996

See Accompanying Notes to Financial Statements.

13

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Intermec, Inc. (a)	173,075	1,943,632
Intevac, Inc. (a)	80,700	1,030,539
Novatel Wireless, Inc. (a)	113,850	673,992
Stratasys, Inc. (a)	74,300	3,371,734
Super Micro Computer, Inc. (a)	90,300	1,349,985
Synaptics, Inc. (a)	122,700	3,619,650

Computers & Peripherals Total		14,553,834

Electronic Equipment, Instruments & Components – 4.0%
Agilysys, Inc. (a)	70,500	353,910
Anixter International, Inc.	101,375	7,260,477
Benchmark Electronics, Inc. (a)	219,125	4,132,697
Brightpoint, Inc. (a)	242,640	3,057,264
Checkpoint Systems, Inc. (a)	142,600	3,105,828
Cognex Corp.	144,025	4,019,738
CTS Corp.	122,925	1,457,891
Daktronics, Inc.	126,775	1,451,574
DTS, Inc. (a)	61,625	2,794,694
Electro Scientific Industries, Inc. (a)	85,900	1,309,116
FARO Technologies, Inc. (a)	58,175	2,073,939
Gerber Scientific, Inc. (a)	90,400	745,800
Insight Enterprises, Inc. (a)	166,500	3,045,285
Littelfuse, Inc.	80,000	4,226,400
LoJack Corp. (a)	65,800	393,484
Mercury Computer Systems, Inc. (a)	105,025	1,993,374
Methode Electronics, Inc.	132,375	1,548,788
MTS Systems Corp.	55,000	2,547,050
Newport Corp. (a)	132,175	2,200,714
OSI Systems, Inc. (a)	67,150	2,526,183
Park Electrochemical Corp.	74,250	2,361,150
Plexus Corp. (a)	145,650	4,577,779
Pulse Electronics Corp.	149,250	901,470
RadiSys Corp. (a)	87,350	727,626
Rofin-Sinar Technologies, Inc. (a)	102,200	3,963,316
Rogers Corp. (a)	56,925	2,684,583
ScanSource, Inc. (a)	96,125	3,511,446
SYNNEX Corp. (a)	84,925	2,996,154
TTM Technologies, Inc. (a)	155,525	2,727,908

Electronic Equipment, Instruments & Components Total		74,695,638

Internet Software & Services – 1.2%
comScore, Inc. (a)	91,600	2,521,748
DealerTrack Holdings, Inc. (a)	146,100	2,948,298
InfoSpace, Inc. (a)	130,025	1,048,002
j2 Global Communications, Inc. (a)	164,025	4,771,487
Knot, Inc. (a)	110,075	1,104,052
Liquidity Services, Inc. (a)	61,800	993,126
LogMeIn, Inc. (a)	58,800	2,110,332
Perficient, Inc. (a)	106,950	1,329,389

	Shares	Value ($)
RightNow Technologies, Inc. (a)	84,900	2,265,981
Stamps.com, Inc.	42,850	575,904
United Online, Inc.	309,250	1,858,592

Internet Software & Services Total		21,526,911

IT Services – 1.8%
CACI International, Inc., Class A (a)	109,075	6,470,329
Cardtronics, Inc. (a)	108,600	2,057,970
CIBER, Inc. (a)	251,025	1,172,287
CSG Systems International, Inc. (a)	122,625	2,397,319
Forrester Research, Inc.	52,475	1,898,545
Heartland Payment Systems, Inc.	137,550	2,693,229
iGate Corp.	104,500	1,891,450
Integral Systems, Inc. (a)	63,200	773,568
MAXIMUS, Inc.	61,950	4,584,300
NCI, Inc., Class A (a)	28,225	646,353
Startek, Inc. (a)	42,950	238,802
TeleTech Holdings, Inc. (a)	104,200	2,373,676
Wright Express Corp. (a)	137,750	7,025,250

IT Services Total		34,223,078

Semiconductors & Semiconductor Equipment – 5.4%
Advanced Energy Industries, Inc. (a)	138,650	2,235,038
ATMI, Inc. (a)	112,925	2,059,752
Brooks Automation, Inc. (a)	234,830	2,947,117
Cabot Microelectronics Corp. (a)	82,500	4,027,650
Ceva, Inc. (a)	79,200	1,805,760
Cohu, Inc.	85,850	1,263,712
Cymer, Inc. (a)	106,475	5,387,635
Diodes, Inc. (a)	129,349	3,745,947
DSP Group, Inc. (a)	84,025	662,957
Exar Corp. (a)	159,275	1,030,509
FEI Co. (a)	137,550	4,612,052
Hittite Microwave Corp. (a)	88,725	5,445,940
Kopin Corp. (a)	233,325	1,024,297
Kulicke & Soffa Industries, Inc. (a)	253,400	2,430,106
Micrel, Inc.	178,725	2,402,064
Microsemi Corp. (a)	300,500	6,620,015
MKS Instruments, Inc.	181,125	5,437,372
Monolithic Power Systems, Inc. (a)	128,900	1,991,505
Pericom Semiconductor Corp. (a)	89,575	901,125
Power Integrations, Inc.	100,500	4,003,920
Rudolph Technologies, Inc. (a)	113,000	1,252,040
Sigma Designs, Inc. (a)	99,300	1,358,424
Standard Microsystems Corp. (a)	81,425	2,160,205
Supertex, Inc. (a)	46,875	1,071,563
Tessera Technologies, Inc. (a)	181,550	3,160,786
TriQuint Semiconductor, Inc. (a)	572,200	8,153,850
Ultratech, Inc. (a)	87,850	2,171,652
Varian Semiconductor Equipment Associates, Inc. (a)	266,275	12,703,980

See Accompanying Notes to Financial Statements.

14

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Veeco Instruments, Inc. (a)	143,575	6,831,298
Volterra Semiconductor Corp. (a)	96,675	2,439,110

Semiconductors & Semiconductor Equipment Total		101,337,381

Software – 3.6%
Blackbaud, Inc.	157,900	4,201,719
Bottomline Technologies, Inc. (a)	116,200	2,569,182
CommVault Systems, Inc. (a)	154,875	5,657,584
Ebix, Inc. (a)	137,225	3,614,506
Epicor Software Corp. (a)	166,400	1,713,920
EPIQ Systems, Inc.	117,475	1,622,330
Interactive Intelligence, Inc. (a)	48,050	1,653,401
JDA Software Group, Inc. (a)	157,450	4,644,775
Manhattan Associates, Inc. (a)	78,875	2,539,775
MicroStrategy, Inc., Class A (a)	30,225	3,592,241
Netscout Systems, Inc. (a)	125,775	3,143,117
Progress Software Corp. (a)	233,575	6,857,762
Radiant Systems, Inc. (a)	119,300	2,045,995
Smith Micro Software, Inc. (a)	108,475	1,016,411
Sourcefire, Inc. (a)	100,725	2,729,648
Synchronoss Technologies, Inc. (a)	86,300	2,956,638
Take-Two Interactive Software, Inc. (a)	305,675	4,912,197
Taleo Corp., Class A (a)	145,550	4,699,809
THQ, Inc. (a)	244,475	1,408,176
Tyler Technologies, Inc. (a)	90,525	2,002,413
Websense, Inc. (a)	150,200	3,217,284

Software Total		66,798,883

Information Technology Total		354,082,814

Materials – 4.3%
Chemicals – 1.8%
A. Schulman, Inc.	113,300	2,522,058
American Vanguard Corp.	77,000	633,710
Arch Chemicals, Inc.	90,375	3,248,981
Balchem Corp.	102,600	3,693,600
Calgon Carbon Corp. (a)	202,600	2,844,504
H.B. Fuller Co.	176,200	3,797,110
LSB Industries, Inc. (a)	58,475	1,770,623
OM Group, Inc. (a)	111,000	3,906,090
PolyOne Corp. (a)	336,550	4,671,314
Quaker Chemical Corp.	40,950	1,585,993
Stepan Co.	27,825	1,953,037
STR Holdings, Inc. (a)	148,800	2,694,768
Zep, Inc.	78,275	1,228,135

Chemicals Total		34,549,923

	Shares	Value ($)
Construction Materials – 0.6%
Eagle Materials, Inc.	158,900	5,135,648
Headwaters, Inc. (a)	217,575	1,103,105
Texas Industries, Inc.	100,025	4,079,020

Construction Materials Total		10,317,773

Containers & Packaging – 0.1%
Myers Industries, Inc.	127,075	1,285,999

Containers & Packaging Total		1,285,999

Metals & Mining – 0.9%
A.M. Castle & Co. (a)	60,325	1,040,003
AMCOL International Corp.	90,675	2,829,967
Brush Engineered Materials, Inc. (a)	72,700	3,182,079
Century Aluminum Co. (a)	203,475	3,448,901
Kaiser Aluminum Corp.	53,200	2,688,196
Olympic Steel, Inc.	32,950	886,026
RTI International Metals, Inc. (a)	108,325	3,087,262

Metals & Mining Total		17,162,434

Paper & Forest Products – 0.9%
Buckeye Technologies, Inc.	142,075	3,722,365
Clearwater Paper Corp. (a)	41,300	3,275,090
Deltic Timber Corp.	38,600	2,345,722
KapStone Paper and Packaging Corp. (a)	137,400	2,356,410
Neenah Paper, Inc.	53,100	1,033,857
Schweitzer-Mauduit International, Inc.	64,800	3,552,984
Wausau Paper Corp.	176,400	1,416,492

Paper & Forest Products Total		17,702,920

Materials Total		81,019,049

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.4%
Atlantic Tele-Network, Inc.	32,600	1,271,074
Cbeyond, Inc. (a)	110,925	1,550,731
Cincinnati Bell, Inc. (a)	725,900	1,916,376
General Communication, Inc., Class A (a)	140,175	1,694,716
Neutral Tandem, Inc. (a)	119,150	2,049,380

Diversified Telecommunication Services Total		8,482,277

Wireless Telecommunication Services – 0.2%
NTELOS Holdings Corp.	106,600	2,070,172
USA Mobility, Inc.	79,350	1,183,902

Wireless Telecommunication Services Total		3,254,074

Telecommunication Services Total		11,736,351

See Accompanying Notes to Financial Statements.

15

Columbia Small Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Utilities – 3.6%
Electric Utilities – 1.1%
ALLETE, Inc.	112,000	4,233,600
Central Vermont Public Service Corp.	47,125	1,001,878
El Paso Electric Co. (a)	153,325	4,308,432
UIL Holdings Corp.	181,408	5,576,482
Unisource Energy Corp.	131,075	4,778,994

Electric Utilities Total		19,899,386

Gas Utilities – 1.8%
Laclede Group, Inc.	80,225	3,119,950
New Jersey Resources Corp.	148,400	6,207,572
Northwest Natural Gas Co.	95,850	4,504,950
Piedmont Natural Gas Co.	259,450	7,601,885
South Jersey Industries, Inc.	107,500	5,897,450
Southwest Gas Corp.	163,875	6,369,822

Gas Utilities Total		33,701,629

Multi-Utilities – 0.6%
Avista Corp.	203,525	4,542,678
CH Energy Group, Inc.	56,925	2,792,741
NorthWestern Corp.	130,250	3,869,727

Multi-Utilities Total		11,205,146

Water Utilities – 0.1%
American States Water Co.	67,000	2,247,180

Water Utilities Total		2,247,180

Utilities Total		67,053,341

Total Common Stocks (cost of $1,387,212,268)		1,813,318,284

Investment Companies – 0.4%
iShares S&P SmallCap 600 Index Fund	59,725	4,275,713
Prospect Capital Corp.	300,100	3,643,214

Total Investment Companies (cost of $5,949,494)		7,918,927

Short-Term Obligation – 1.4%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $25,908,638 (repurchase proceeds $25,400,064)	25,400,000	25,400,000

Total Short-Term Obligation (cost of $25,400,000)		25,400,000

Total Investments – 99.0% (cost of $1,418,561,762) (b)		1,846,637,211

Other Assets & Liabilities, Net – 1.0%		18,093,389

Net Assets – 100.0%		1,864,730,600

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,442,956,500.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

See Accompanying Notes to Financial Statements.

16

Columbia Small Cap Index Fund

February 28, 2011

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,813,318,284	$—	$—	$1,813,318,284
Total Investment Companies	7,918,927	—	—	7,918,927
Total Short-Term Obligation	—	25,400,000	—	25,400,000

Total Investments	1,821,237,211	25,400,000	—	1,846,637,211

Unrealized Appreciation of Futures Contracts	780,151	—	—	780,151

Total	$1,822,017,362	$25,400,000	$—	$1,847,417,362

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the year ended February 28, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of February 28, 2011
Common Stocks Other	$—	$—	$—	$—	$—	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

At February 28, 2011, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk
Russell 2000 Mini Index	536	$44,107,440	$43,327,289	March-2011	$780,151

On February 28, 2011, cash of $3,200,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	19.0
Financials	18.4
Industrials	15.6
Consumer Discretionary	13.8
Health Care	12.5
Energy	6.0
Materials	4.3
Utilities	3.6
Consumer Staples	3.4
Telecommunication Services	0.6

97.2
Investment Companies	0.4
Short-Term Obligation	1.4
Other Asset & Liabilities, Net	1.0

100.0

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia Small Cap Index Fund

February 28, 2011

		($)
Assets	Total investments, at identified cost	1,418,561,762

	Total investments, at value	1,846,637,211
	Cash	588
	Cash collateral for open futures contracts	3,200,000
	Receivable for:
	Investments sold	16,818,007
	Fund shares sold	3,700,866
	Dividends	880,958
	Interest	64
	Futures variation margin	61,893
	Expense reimbursement due from Investment Manager	18,669
	Trustees’ deferred compensation plan	6,492

	Total Assets	1,871,324,748

Liabilities	Payable for:
	Investments purchased	3,811,626
	Fund shares repurchased	2,385,024
	Investment advisory fee	141,889
	Administration fee	141,889
	Trustees’ fees	71,057
	Distribution and service fees	34,990
	Trustees’ deferred compensation plan	6,492
	Other liabilities	1,181

	Total Liabilities	6,594,148

	Net Assets	1,864,730,600

Net Assets Consist of	Paid-in capital	1,414,572,881
	Overdistributed net investment income	(6,315)
	Accumulated net realized gain	21,308,434
	Net unrealized appreciation (depreciation) on:
	Investments	428,075,449
	Futures contracts	780,151

	Net Assets	1,864,730,600

Class A	Net assets	$183,578,118
	Shares outstanding	10,194,116
	Net asset value and offering price per share	$18.01

Class Z	Net assets	$1,681,152,482
	Shares outstanding	93,087,811
	Net asset value and offering price per share	$18.06

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia Small Cap Index Fund

For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	18,421,076
	Interest	35,304

	Total Investment Income	18,456,380

Expenses	Investment advisory fee	1,576,195
	Administration fee	1,576,195
	Distribution and service fees:
	Class A	334,291
	Trustees’ fees	49,157
	Other expenses	7,092

	Total Expenses	3,542,930

	Fees waived or expenses reimbursed by Investment Manager	(58,108)

	Net Expenses	3,484,822

	Net Investment Income	14,971,558

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	90,166,852
	Futures contracts	4,995,562

	Net realized gain	95,162,414

	Net change in unrealized appreciation (depreciation) on:
	Investments	321,093,878
	Futures contracts	323,004

	Net change in unrealized appreciation (depreciation)	321,416,882

	Net Gain	416,579,296

	Net Increase Resulting from Operations	431,550,854

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia Small Cap Index Fund

		Year Ended February 28
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	14,971,558	10,909,786
	Net realized gain on investments and futures contracts	95,162,414	17,580,423
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	321,416,882	479,873,892

	Net increase resulting from operations	431,550,854	508,364,101

Distributions to Shareholders	From net investment income:
	Class A	(1,129,698)	(531,824)
	Class Z	(14,228,716)	(10,500,067)
	From net realized gains:
	Class A	(896,978)	—
	Class Z	(8,701,851)	—

	Total distributions to shareholders	(24,957,243)	(11,031,891)

	Net Capital Stock Transactions	51,910,164	215,556,889
	Increase from Regulatory Settlements	—	6,338

	Total increase in net assets	458,503,775	712,895,437

Net Assets	Beginning of period	1,406,226,825	693,331,388
	End of period	1,864,730,600	1,406,226,825
	Overdistributed net investment income at end of period	(6,315)	(28,438)

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Columbia Small Cap Index Fund

	Capital Stock Activity
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,068,664	95,108,606	5,177,725	63,525,376
Distributions reinvested	113,006	1,927,875	39,416	515,540
Redemptions	(2,874,865)	(45,040,444)	(2,208,500)	(26,847,443)

Net increase	3,306,805	51,996,037	3,008,641	37,193,473

Class Z
Subscriptions	14,971,394	238,197,658	32,115,817	364,778,523
Distributions reinvested	873,176	14,893,636	489,875	6,383,176
Redemptions	(16,277,274)	(253,177,167)	(15,864,879)	(192,798,283)

Net increase (decrease)	(432,704)	(85,873)	16,740,813	178,363,416

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$13.97		$8.58		$17.70		$22.19		$23.24		$19.16

Income from Investment Operations:
Net investment income (c)	0.12		0.08		0.17		0.18		0.10		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	4.14		5.40		(7.25)		(2.05)		0.48		4.32

Total from investment operations	4.26		5.48		(7.08)		(1.87)		0.58		4.45

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.09)		(0.17)		(0.17)		(0.09)		(0.09)
From net realized gains	(0.10)		—		(1.87)		(2.45)		(1.54)		(0.28)

Total distributions to shareholders	(0.22)		(0.09)		(2.04)		(2.62)		(1.63)		(0.37)

Increase from Regulatory Settlements	—		—	(d)	—		—		—		—

Net Asset Value, End of Period	$18.01		$13.97		$8.58		$17.70		$22.19		$23.24
Total return (e)	30.55	%(f)	63.90	%(f)	(42.43)%		(9.74)%		3.09	%(f)(g)(h)	23.46	%(f)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.45%		0.45%		0.45	%(i)	0.45	%(i)	0.45	%(i)(j)	0.46	%(i)
Interest expense	—		—		—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)
Net expenses	0.45%		0.45%		0.45	%(i)	0.45	%(i)	0.45	%(i)(j)	0.46	%(i)
Waiver/Reimbursement	—	%(k)	—	%(k)	—		—		—	%(j)(k)	0.07	%(l)
Net investment income	0.73%		0.68%		1.15	%(i)	0.81	%(i)	0.51	%(i)(j)	0.62	%(i)
Portfolio turnover rate	14%		14%		35%		24%		15	%(g)	20%
Net assets, end of period (000s)	$183,578		$96,238		$33,273		$46,078		$51,681		$45,365

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to trading errors. This reimbursement had an impact of less than 0.01% on total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$14.01		$8.60		$17.76		$22.27		$23.35		$19.24

Income from Investment Operations:
Net investment income (c)	0.15		0.12		0.21		0.23		0.15		0.18
Net realized and unrealized gain (loss) on investments and futures contracts	4.15		5.40		(7.27)		(2.05)		0.48		4.35

Total from investment operations	4.30		5.52		(7.06)		(1.82)		0.63		4.53

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.11)		(0.23)		(0.24)		(0.17)		(0.14)
From net realized gains	(0.10)		—		(1.87)		(2.45)		(1.54)		(0.28)

Total distributions to shareholders	(0.25)		(0.11)		(2.10)		(2.69)		(1.71)		(0.42)

Increase from Regulatory Settlements	—		—	(d)	—		—		—		—

Net Asset Value, End of Period	$18.06		$14.01		$8.60		$17.76		$22.27		$23.35
Total return (e)	30.81	%(f)	64.34	%(f)	(42.28)%		(9.52)%		3.34	%(f)(g)(h)	23.80	%(f)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.20%		0.20%		0.20	%(i)	0.20	%(i)	0.20	%(i)(j)	0.21	%(i)
Interest expense	—		—		—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)
Net expenses	0.20%		0.20%		0.20	%(i)	0.20	%(i)	0.20	%(i)(j)	0.21	%(i)
Waiver/Reimbursement	—	%(k)	—	%(k)	—		—		—	%(j)(k)	0.07	%(l)
Net investment income	0.97%		0.95%		1.39	%(i)	1.06	%(i)	0.76	%(i)(j)	0.87	%(i)
Portfolio turnover rate	14%		14%		35%		24%		15	%(g)	20%
Net assets, end of period (000s)	$1,681,152		$1,309,989		$660,059		$1,244,382		$1,521,291		$1,606,958

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to trading errors. This reimbursement had an impact of less than 0.01% on total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Small Cap Index Fund

February 28, 2011

Note 1. Organization

Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s SmallCap 600 Index.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are not subject to sales charges.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provides more detailed information about the derivative type held by the Fund:

Futures Contracts: The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close

24

Columbia Small Cap Index Fund

February 28, 2011

out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities’ prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2011, the Fund entered into 4,969 futures contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of February 28, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value*	Liabilities	Fair Value*
Futures Variation Margin	$61,893	—	$—

*	Includes only current day’s variation margin

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk	Net Realized Gain	Change in Unrealized Appreciation
Futures Contracts	$4,995,562	$323,004

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

25

Columbia Small Cap Index Fund

February 28, 2011

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.10% of the Fund’s average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.10% of the Fund’s average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

Prior to the Closing, Columbia provided administrative services to the Fund under the same fee structure.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting

26

Columbia Small Cap Index Fund

February 28, 2011

Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. The pricing and bookkeeping fees for the Fund are paid by the Investment Manager. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The transfer agent fees for the Fund are payable by the Investment Manager. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements. The amount collected through the assessment of this fee will be paid directly to the Fund. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Distribution and Shareholder Servicing Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

The Trust has adopted a combined distribution and shareholder servicing plan for the Class A shares of the Fund at a maximum annual rate of 0.25% of the Class A shares average daily net assets. The shareholder servicing plan permits the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the Class A shares of the Fund. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the Class A shares. A substantial portion of the expenses incurred pursuant to this plan is paid to affiliates of the New Distributor.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.20% annually of the Fund’s average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Effective April 30, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through June 30, 2012, so that the Fund’s ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees

27

Columbia Small Cap Index Fund

February 28, 2011

and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.45% and 0.20% of the Fund’s average daily net assets attributable to Class A and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At February 28, 2011, the amounts potentially recoverable by the Investment Manager pursuant to this arrangement were as follows:

Amount of potential recovery expiring:		Total potential	Amount Expired	Amount recovered during the year ended
2/28/2014	2/28/2013	recovery	02/28/11	02/28/11
$58,108	$43,874	$101,982	$—	$—

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant’s deferral account was based on the rate of return of BofA Treasury Reserves. Trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations are included in “Trustees’ fees” on the Statement of Operations. Liabilities under the deferred compensation plan are included in “Trustees’ fees” on the Statement of Assets and Liabilities.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $278,366,559 and $211,820,607, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $6,338 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 46.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street.

28

Columbia Small Cap Index Fund

February 28, 2011

The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$408,979	$(121,092)	$(287,887)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28, 2011	February 28, 2010
Distributions paid from:
Ordinary Income*	$15,358,414	$11,031,891
Long-Term Capital Gains	$9,598,829	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$3,761,499	$42,721,824	$403,680,711

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$560,715,516
Unrealized depreciation	(157,034,805)

Net unrealized appreciation	$403,680,711

Capital loss carryforwards of $36,774,231 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent). This credit facility replaced

29

Columbia Small Cap Index Fund

February 28, 2011

the credit facility provided by State Street. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

30

Columbia Small Cap Index Fund

February 28, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the “Fund”) (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Small Cap Index Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended February 28, 2011, $54,936,686, or, if subsequently determined to be different, the net capital gain of such year.

83.05% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 84.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee–BofA Funds Series Trust.

William P. Carmichael (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired. Oversees 44; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–McMoRan Exploration Company (oil and gas exploration and development); Director–The Finish Line (athletic shoes and apparel); Trustee–BofA Funds Series Trust; Former Director–Simmons Company (bedding).

William A. Hawkins (Born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Managing Director–Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer–California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee–BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–CNO Financial Inc. (formerly Conseco Inc.) (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee–BofA Funds Series Trust.

John J. Nagorniak (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 44; Director–MIT Investment Company; Trustee–MIT 401k Plan.

Minor M. Shaw (Born 1947)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 44; Board Member–Piedmont Natural Gas; Trustee–BofA Funds Series Trust.

34

Fund Governance (continued)

Interested Trustee

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director–Renaissance Reinsurance Ltd; Trustee–Penn Mutual Life Insurance Company; Director–Citigroup, Inc.; Citibank, N.A.; Trustee–BofA Funds Series Trust.

[1]

Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

35

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones ( Born 1959)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Jullan Quero (Born 1967)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010, Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

38

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39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Small Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1696 A (04/11)

Columbia Mid Cap Index Fund

Annual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Mid Cap Index Fund

Summary

■	For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 32.16% without sales charge.
■

The fund performed in line with its primary benchmark, the S&P MidCap 400 Index[1], after accounting for fees and expenses. Its return was higher than the average return of the funds in its peer group, the Lipper Mid-Cap Core Funds Classification.[2]

■	Despite a rocky period in the summer of 2010, stock prices climbed for the second consecutive year, buoyed by sectors that are sensitive to economic growth.

Portfolio Management

Alfred F. Alley III has managed or co-managed the fund since July 2009 and has been associated with Columbia Management Investment Advisers, LLC (the Investment Manager) since May 2010. Prior to joining the Investment Manager, Mr. Alley was associated with the fund’s previous advisor or its predecessors since 2005.

[1]	The Standard & Poor’s (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+32.16% Class A shares

+32.76% S&P MidCap 400 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Mid Cap Index Fund

Summary

For the 12-month period that ended February 28, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were generally in line with the U.S. market, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

22.57%	20.00%
■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

4.93%	14.74%

The U.S. economy continued to expand at a modest pace over the past 12 months, as measured by gross domestic product (GDP). After a strong first quarter in 2010, GDP growth dropped to 1.7% in the second quarter and fear spread that the economy would lapse into recession. However, the pace picked up in the third quarter, and growth was strong enough to inspire confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 2.8% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, 2011 expectations are for continued growth. Consumer confidence is on the mend, even though job growth has not met expectations. Business spending also tracked higher over the period.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt gave consumers confidence to spend a little more on the 2010 holidays. The personal savings rate edged higher, ending January 2011, the last month for which data was available, at 5.8%. Personal income also increased during the year, surging in January 2011, as payroll tax cuts kicked in.

News on the job front was mostly positive over the 12-month period. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 255,000 new jobs in the first two months of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period just about where it started, at 7.6 months for both new and existing homes, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought a bit of good news: Existing home sales increased in January 2011, raising the level of sales above where it was one year ago. According to the National Association of Realtors, it was the first time in seven months that year-over-year sales activity compared favorably.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production was disappointingly flat at year end, per the report issued by the Fed, and it slipped further in January 2011. The amount of manufacturing capacity utilized, per the report issued by the Fed, — a key measure of the health of the manufacturing sector — continued to inch higher.

2

Economic Update (continued) – Columbia Mid Cap Index Fund

Stocks moved higher despite summer 2010 setback

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September 2010, moving higher through the end of the period. The S&P 500 Index1 returned 22.57% for the 12 months through February 28, 2011. Outside the United States, stock market returns seesawed but ended just short of U.S. market returns. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 20.00% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies abated. Emerging stock markets were similarly strong. The MSCI Emerging Markets Index (Net)3 returned 20.91% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 4.93%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 14.74%. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 3.71%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.72% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)
Class A	12.33
Class I	12.29
Class Z	12.29

Distribution declared per share

03/01/10 – 02/28/11 ($)
Class A	0.14
Class I	0.16
Class Z	0.16

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/1/01 – 02/28/11 ($)
Class A	21,192
Class I	n/a
Class Z	21,724

Average annual total return as of 2/28/11 (%)

Share class	A	I	Z
Inception	05/31/00	9/27/10	3/31/00
1-year	32.16	n/a	32.45
5-year	5.73	n/a	6.00
10-year/Life	7.80	22.27	8.07

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Class I shares were initially offered by the Fund on September 27, 2010.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class I shares and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Mid Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11
	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,345.80		1,022.56	2.62		2.26	0.45
Class I	1,000.00	1,000.00	1,066.80	*	1,023.85	0.83	*	0.95	0.19
Class Z	1,000.00	1,000.00	1,346.90		1,023.80	1.16		1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	For the period September 27, 2010 through February 28, 2011. Class I shares commenced operations on September 27, 2010.

5

Portfolio Manager’s Report – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 02/28/11 (%)
Cimarex Energy Co.	0.8
Edwards Lifesciences Corp.	0.8
Vertex Pharmaceuticals, Inc.	0.8
BorgWarner, Inc.	0.7
New York Community Bancorp, Inc.	0.7
Chipotle Mexican Grill, Inc.	0.6
Bucyrus International, Inc.	0.6
Pride International, Inc.	0.6
Lubrizol Corp.	0.6
Lam Research Corp.	0.6

Top 10 holdings are calculated as a percentage of net assets.

Top 5 sectors

as of 02/28/11 (%)
Financials	19.4
Information Technology	15.7
Industrials	14.5
Consumer Discretionary	13.6
Health Care	11.0

Sector Breakdown is calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2011, the fund’s Class A shares returned 32.16% without sales charge. The fund’s benchmark, the S&P MidCap 400 Index, returned 32.76%. The average return of funds in its peer group, the Lipper Mid-Cap Core Funds Classification, was 28.81%. The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P MidCap 400 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur. Its return was higher than the average return of funds in its peer group.

Energy, information technology and industrials were market leaders

As the economy strengthened over the 12-month period, all ten sectors in the index generated solid gains, led by energy, information technology and industrials. Energy stocks benefited from an uptick in economic growth and rising commodity prices. Within energy, Cimarex and Frontier Oil (0.8% and 0.2% of net assets, respectively) delivered outsized gains for the period. The information technology sector got a significant boost from higher business spending. Within technology, F5 Networks and Atmel (0.6% of net assets) were top contributors to the fund’s return. Industrials also benefited from improvement in economic activity, both here and abroad. Joy Global, a worldwide leader in mining equipment and services, was the top contributor to fund return from the industrials sector. Neither F5 Networks nor Joy Global were in the index at the end of the period.

Even weaker sectors were strong performers

In a period that was generally strong for stocks, even the weakest performing sectors generated strong returns. Telecommunication services, financials and consumer staples lagged the index average but returned 22.9%, 23.5% and 24.0%, respectively. On a stock-by-stock basis, Cree (0.5% of net assets), a technology company that makes light emitting diode (LED) fixtures, bulbs, chips and devices for wireless and power applications, was the fund’s worst performer, losing more than 20% for the period. Four of the five weakest stocks during the period were concentrated in the consumer discretionary sector. Strayer Education, ITT Educational Services (0.2% and 0.2% of net assets, respectively) and Corinthian Colleges (removed from the index) experienced significant losses as the for-profit education sector came under pressure. Dreamworks Animation (0.2% of net assets) also lost considerable ground.

Portfolio changes

There were 37 additions and deletions to the S&P MidCap 400 Index during the annual period. Because the fund is mandated to track the underlying benchmark by fully replicating its positions, all of these changes were made to the portfolio. Familiar names added to the index included Eastman Kodak and the New York Times, which moved down from the S&P 500 to the S&P MidCap 400 as the market capitalization of both companies contracted. Familiar names removed from the index included Burger King. Joy Global, Netflix and F5 Networks moved out of the index and up to the S&P 500 Index as the market capitalization of all three companies rose.

6

Portfolio Manager’s Report (continued) – Columbia Mid Cap Index Fund

Looking ahead

Even after two years of strong returns, we believe the U.S. equity market remains attractive. Valuations seem quite reasonable because earnings growth has kept pace with rising stock prices. And while earnings growth will inevitably slow from the pace it set in the early stages of this economic recovery, it is likely to remain quite healthy. Of course, no one can predict what will happen to stocks in any one year. However, historically equities have been the strongest asset class over the long term, and investors who have learned to ride out periods of weakness and volatility have been rewarded.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

7

Investment Portfolio – Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks – 96.7%

	Shares	Value ($)
Consumer Discretionary – 13.6%
Auto Components – 1.1%
BorgWarner, Inc. (a)	263,050	20,415,311
Gentex Corp.	324,525	9,826,617

Auto Components Total		30,241,928

Automobiles – 0.1%
Thor Industries, Inc.	98,100	3,260,844

Automobiles Total		3,260,844

Distributors – 0.3%
LKQ Corp. (a)	333,950	7,934,652

Distributors Total		7,934,652

Diversified Consumer Services – 1.1%
Career Education Corp. (a)	152,175	3,668,939
ITT Educational Services, Inc. (a)	60,500	4,588,925
Matthews International Corp., Class A	68,200	2,533,630
Regis Corp.	133,225	2,335,434
Service Corp. International	565,225	6,160,953
Sotheby’s	155,100	7,634,022
Strayer Education, Inc.	31,300	4,301,872

Diversified Consumer Services Total		31,223,775

Hotels, Restaurants & Leisure – 2.1%
Bally Technologies, Inc. (a)	123,975	4,789,154
Bob Evans Farms, Inc.	70,250	2,201,635
Boyd Gaming Corp. (a)	129,600	1,385,424
Brinker International, Inc.	213,512	5,047,424
Cheesecake Factory, Inc. (a)	137,075	3,980,658
Chipotle Mexican Grill, Inc. (a)	71,525	17,523,625
International Speedway Corp., Class A	67,750	1,878,030
Life Time Fitness, Inc. (a)	96,850	3,714,198
Panera Bread Co., Class A (a)	70,150	8,190,012
Scientific Games Corp., Class A (a)	146,150	1,309,504
Wendy’s/Arby’s Group, Inc., Class A	744,225	3,542,511
WMS Industries, Inc. (a)	133,600	5,315,944

Hotels, Restaurants & Leisure Total		58,878,119

Household Durables – 1.4%
American Greetings Corp., Class A	92,700	2,006,955
KB Home	166,975	2,212,419
M.D.C. Holdings, Inc.	87,225	2,289,656
Mohawk Industries, Inc. (a)	130,050	7,557,205
NVR, Inc. (a)	13,042	9,492,750
Ryland Group, Inc.	101,975	1,770,286
Toll Brothers, Inc. (a)	333,700	7,094,462
Tupperware Brands Corp.	145,975	7,831,559

Household Durables Total		40,255,292

Leisure Equipment & Products – 0.3%
Eastman Kodak Co. (a)	621,700	2,113,780

	Shares	Value ($)
Polaris Industries, Inc.	78,400	5,915,280

Leisure Equipment & Products Total		8,029,060

Media – 0.8%
DreamWorks Animation SKG, Inc., Class A (a)	165,600	4,573,872
Harte-Hanks, Inc.	89,750	1,138,928
John Wiley & Sons, Inc., Class A	107,325	5,131,208
Lamar Advertising Co., Class A (a)	132,575	5,139,933
Meredith Corp.	84,300	2,972,418
New York Times Co., Class A (a)	273,300	2,842,320
Scholastic Corp.	54,925	1,724,645

Media Total		23,523,324

Multiline Retail – 0.7%
99 Cents Only Stores (a)	108,326	1,802,545
Dollar Tree, Inc. (a)	289,575	14,571,414
Saks, Inc. (a)	372,050	4,557,612

Multiline Retail Total		20,931,571

Specialty Retail – 4.0%
Aaron’s, Inc.	168,725	3,971,787
Advance Auto Parts, Inc.	194,400	12,184,992
Aeropostale, Inc. (a)	213,787	5,545,635
American Eagle Outfitters, Inc.	452,524	6,946,243
AnnTaylor Stores Corp. (a)	134,075	3,111,881
Ascena Retail Group, Inc. (a)	160,225	5,005,429
Barnes & Noble, Inc.	90,550	1,212,465
Chico’s FAS, Inc.	410,650	5,642,331
Collective Brands, Inc. (a)	148,900	3,394,920
Dick’s Sporting Goods, Inc. (a)	204,950	7,611,843
Foot Locker, Inc.	359,950	7,152,206
Guess?, Inc.	146,825	6,649,704
J Crew Group, Inc. (a)	147,800	6,373,136
Office Depot, Inc. (a)	640,700	3,402,117
PETsMART, Inc.	271,900	11,112,553
Rent-A-Center, Inc.	148,425	4,906,930
Tractor Supply Co.	168,575	8,777,700
Williams-Sonoma, Inc.	245,475	8,859,193

Specialty Retail Total		111,861,065

Textiles, Apparel & Luxury Goods – 1.7%
Deckers Outdoor Corp. (a)	89,100	7,860,402
Fossil, Inc. (a)	118,775	9,114,793
Hanesbrands, Inc. (a)	221,425	5,737,122
Phillips-Van Heusen Corp.	153,450	9,208,534
Timberland Co., Class A (a)	89,225	3,295,972
Under Armour, Inc., Class A (a)	81,350	5,387,811
Warnaco Group, Inc. (a)	102,950	6,044,194

Textiles, Apparel & Luxury Goods Total		46,648,828

Consumer Discretionary Total		382,788,458

See Accompanying Notes to Financial Statements.

8

Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples – 3.4%
Beverages – 0.3%
Hansen Natural Corp. (a)	159,750	9,193,613

Beverages Total		9,193,613

Food & Staples Retailing – 0.3%
BJ’s Wholesale Club, Inc. (a)	126,275	6,114,235
Ruddick Corp.	98,850	3,627,795

Food & Staples Retailing Total		9,742,030

Food Products – 1.6%
Corn Products International, Inc.	174,900	8,538,618
Flowers Foods, Inc.	175,175	4,659,655
Green Mountain Coffee Roasters, Inc. (a)	268,050	10,931,079
Lancaster Colony Corp.	44,450	2,565,654
Ralcorp Holdings, Inc. (a)	127,000	8,235,950
Smithfield Foods, Inc. (a)	383,850	8,886,127
Tootsie Roll Industries, Inc.	56,566	1,617,788

Food Products Total		45,434,871

Household Products – 0.8%
Church & Dwight Co., Inc.	164,475	12,407,994
Energizer Holdings, Inc. (a)	163,175	10,904,985

Household Products Total		23,312,979

Personal Products – 0.3%
Alberto-Culver Co.	198,425	7,389,347

Personal Products Total		7,389,347

Tobacco – 0.1%
Universal Corp.	55,050	2,302,191

Tobacco Total		2,302,191

Consumer Staples Total		97,375,031

Energy – 6.4%
Energy Equipment & Services – 2.7%
Atwood Oceanics, Inc. (a)	129,725	5,905,082
Dril-Quip, Inc. (a)	79,300	6,082,310
Exterran Holdings, Inc. (a)	146,224	3,319,285
Helix Energy Solutions Group, Inc. (a)	243,900	3,756,060
Oceaneering International, Inc. (a)	125,125	10,464,204
Patterson-UTI Energy, Inc.	356,375	9,743,292
Pride International, Inc. (a)	406,300	16,865,513
Superior Energy Services, Inc. (a)	182,275	6,982,955
Tidewater, Inc.	118,900	7,396,769
Unit Corp. (a)	91,900	5,468,050

Energy Equipment & Services Total		75,983,520

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 3.7%
Arch Coal, Inc.	375,675	12,596,383
Bill Barrett Corp. (a)	107,275	4,170,852
Cimarex Energy Co.	195,825	22,741,157
Comstock Resources, Inc. (a)	109,425	2,905,234
Forest Oil Corp. (a)	262,225	9,306,365
Frontier Oil Corp. (a)	244,425	6,819,458
Northern Oil & Gas, Inc. (a)	120,900	3,840,993
Overseas Shipholding Group, Inc.	61,900	2,089,744
Patriot Coal Corp. (a)	210,350	4,964,260
Plains Exploration & Production Co. (a)	323,925	12,688,142
Quicksilver Resources, Inc. (a)	271,700	4,208,633
SM Energy Co.	145,800	10,566,126
Southern Union Co.	287,925	8,211,621

Oil, Gas & Consumable Fuels Total		105,108,968

Energy Total		181,092,488

Financials – 19.4%
Capital Markets – 2.2%
Affiliated Managers Group, Inc. (a)	119,225	12,727,269
Apollo Investment Corp.	451,025	5,579,179
Eaton Vance Corp.	273,575	8,562,897
Greenhill & Co., Inc.	58,375	4,193,076
Jefferies Group, Inc.	286,125	6,884,168
Raymond James Financial, Inc.	231,080	8,854,986
SEI Investments Co.	337,325	7,761,848
Waddell & Reed Financial, Inc., Class A	197,475	7,974,041

Capital Markets Total		62,537,464

Commercial Banks – 3.4%
Associated Banc Corp.	400,137	5,789,982
Bancorpsouth, Inc.	169,875	2,707,808
Bank of Hawaii Corp.	111,525	5,259,519
Cathay General Bancorp	181,575	3,217,509
City National Corp.	107,250	6,318,097
Commerce Bancshares, Inc.	179,317	7,201,371
Cullen/Frost Bankers, Inc.	140,875	8,249,640
East West Bancorp, Inc.	342,200	7,945,884
FirstMerit Corp.	251,549	4,288,910
Fulton Financial Corp.	460,050	5,009,945
International Bancshares Corp.	122,075	2,330,412
PacWest Bancorp	72,775	1,507,170
Prosperity Bancshares, Inc.	107,925	4,405,499
SVB Financial Group (a)	97,125	5,262,233
Synovus Financial Corp.	1,815,475	4,629,461
TCF Financial Corp.	293,525	4,763,911
Trustmark Corp.	131,500	3,083,675

See Accompanying Notes to Financial Statements.

9

Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Valley National Bancorp	372,999	5,083,976
Webster Financial Corp.	169,400	3,926,692
Westamerica Bancorporation	67,300	3,471,334

Commercial Banks Total		94,453,028

Diversified Financial Services – 0.4%
MSCI, Inc., Class A (a)	274,650	9,750,075

Diversified Financial Services Total		9,750,075

Insurance – 4.0%
American Financial Group, Inc.	181,900	6,299,197
Arthur J. Gallagher & Co.	245,075	7,695,355
Aspen Insurance Holdings Ltd.	177,300	5,239,215
Brown & Brown, Inc.	270,475	7,070,216
Everest Re Group Ltd.	126,525	11,216,441
Fidelity National Financial, Inc., Class A	524,825	7,268,826
First American Financial Corp.	241,050	3,798,948
Hanover Insurance Group, Inc.	104,350	4,849,145
HCC Insurance Holdings, Inc.	266,625	8,302,702
Mercury General Corp.	82,325	3,386,851
Old Republic International Corp.	588,583	7,357,287
Protective Life Corp.	198,050	5,630,562
Reinsurance Group of America, Inc.	169,300	10,224,027
Stancorp Financial Group, Inc.	106,350	4,892,100
Transatlantic Holdings, Inc.	146,225	7,447,239
Unitrin, Inc.	115,075	3,370,547
W.R. Berkley Corp.	275,045	8,237,598

Insurance Total		112,286,256

Real Estate Investment Trusts (REITs) –7.8%
Alexandria Real Estate Equities, Inc.	127,925	10,259,585
AMB Property Corp.	389,325	14,163,643
BRE Properties, Inc.	148,250	7,043,358
Camden Property Trust	158,825	9,397,675
Corporate Office Properties Trust	154,725	5,549,986
Cousins Properties, Inc.	239,123	2,027,763
Duke Realty Corp.	582,975	8,202,458
Equity One, Inc.	106,625	2,040,803
Essex Property Trust, Inc.	72,425	8,964,766
Federal Realty Investment Trust	142,300	11,978,814
Highwoods Properties, Inc.	165,700	5,622,201
Hospitality Properties Trust	285,425	6,564,775
Liberty Property Trust	264,050	8,916,968
Macerich Co.	300,865	15,235,804
Mack-Cali Realty Corp.	198,300	6,730,302
Nationwide Health Properties, Inc.	291,925	12,476,874
OMEGA Healthcare Investors, Inc.	227,775	5,459,767
Potlatch Corp.	92,531	3,553,190
Rayonier, Inc.	186,285	11,424,859

	Shares	Value ($)
Realty Income Corp.	270,725	9,737,978
Regency Centers Corp.	189,300	8,565,825
Senior Housing Properties Trust	323,675	7,942,985
SL Green Realty Corp.	181,000	13,707,130
Taubman Centers, Inc.	126,400	7,012,672
UDR, Inc.	421,215	10,243,949
Weingarten Realty Investors	278,425	7,202,855

Real Estate Investment Trusts (REITs) Total		220,026,985

Real Estate Management & Development – 0.3%
Jones Lang LaSalle, Inc.	98,650	9,709,133

Real Estate Management & Development Total		9,709,133

Thrifts & Mortgage Finance – 1.3%
Astoria Financial Corp.	190,100	2,665,202
First Niagara Financial Group, Inc.	483,463	7,000,544
New York Community Bancorp, Inc.	1,007,278	18,795,808
NewAlliance Bancshares, Inc.	243,000	3,800,520
Washington Federal, Inc.	260,152	4,622,901

Thrifts & Mortgage Finance Total		36,884,975

Financials Total		545,647,916

Health Care – 11.0%
Biotechnology – 1.1%
United Therapeutics Corp. (a)	115,825	7,810,080
Vertex Pharmaceuticals, Inc. (a)	469,825	21,926,733

Biotechnology Total		29,736,813

Health Care Equipment & Supplies – 3.9%
Beckman Coulter, Inc.	160,100	13,309,113
Edwards Lifesciences Corp. (a)	263,975	22,448,434
Gen-Probe, Inc. (a)	111,425	7,006,404
Hill-Rom Holdings, Inc.	145,775	5,549,654
Hologic, Inc. (a)	600,925	12,126,666
IDEXX Laboratories, Inc. (a)	132,950	10,330,215
Immucor, Inc. (a)	161,900	3,152,193
Kinetic Concepts, Inc. (a)	144,800	7,090,856
Masimo Corp.	136,200	4,105,068
ResMed, Inc. (a)	349,575	11,046,570
STERIS Corp.	136,750	4,628,988
Teleflex, Inc.	92,500	5,401,075
Thoratec Corp. (a)	135,200	3,769,376

Health Care Equipment & Supplies Total		109,964,612

Health Care Providers & Services – 3.1%
Community Health Systems, Inc. (a)	214,025	8,747,202
Health Management Associates, Inc., Class A (a)	579,500	5,795,000
Health Net, Inc. (a)	221,000	6,501,820

See Accompanying Notes to Financial Statements.

10

Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Henry Schein, Inc. (a)	213,325	14,715,158
Kindred Healthcare, Inc. (a)	91,325	2,275,819
LifePoint Hospitals, Inc. (a)	121,900	4,751,662
Lincare Holdings, Inc.	225,750	6,623,505
Mednax, Inc. (a)	110,250	7,158,532
Omnicare, Inc.	268,050	7,674,271
Owens & Minor, Inc.	146,425	4,568,460
Universal Health Services, Inc., Class B	224,925	10,281,322
VCA Antech, Inc. (a)	199,250	4,989,220
WellCare Health Plans, Inc. (a)	98,350	3,693,043

Health Care Providers & Services Total		87,775,014

Health Care Technology – 0.3%
Allscripts-Misys Healthcare Solutions, Inc. (a)	432,650	9,237,078

Health Care Technology Total		9,237,078

Life Sciences Tools & Services – 1.6%
Bio-Rad Laboratories, Inc., Class A (a)	44,950	5,131,492
Charles River Laboratories International, Inc. (a)	133,450	4,862,918
Covance, Inc. (a)	149,950	8,461,678
Mettler-Toledo International, Inc. (a)	75,875	13,002,699
Pharmaceutical Product Development, Inc.	274,875	7,550,816
Techne Corp.	85,775	6,149,210

Life Sciences Tools & Services Total		45,158,813

Pharmaceuticals – 1.0%
Endo Pharmaceuticals Holdings, Inc. (a)	267,300	9,494,496
Medicis Pharmaceutical Corp., Class A	140,175	4,498,216
Perrigo Co.	191,950	14,670,738

Pharmaceuticals Total		28,663,450

Health Care Total		310,535,780

Industrials – 14.5%
Aerospace & Defense – 0.5%
Alliant Techsystems, Inc.	77,025	5,558,894
BE Aerospace, Inc. (a)	236,500	7,974,780

Aerospace & Defense Total		13,533,674

Airlines – 0.3%
AirTran Holdings, Inc. (a)	313,250	2,286,725
Alaska Air Group, Inc. (a)	85,175	5,063,654
JetBlue Airways Corp. (a)	466,280	2,657,796

Airlines Total		10,008,175

	Shares	Value ($)

Building Products – 0.2%
Lennox International, Inc.	103,750	5,031,875

Building Products Total		5,031,875

Commercial Services & Supplies – 1.5%
Brink’s Co.	107,250	3,310,808
Clean Harbors, Inc. (a)	53,000	4,869,640
Copart, Inc. (a)	137,650	5,782,676
Corrections Corp. of America (a)	254,975	6,333,579
Deluxe Corp.	118,650	3,031,508
Herman Miller, Inc.	132,025	3,556,754
HNI Corp.	103,625	3,288,021
Mine Safety Appliances Co.	71,425	2,580,585
Rollins, Inc.	146,315	2,870,700
Waste Connections, Inc.	266,262	7,718,935

Commercial Services & Supplies Total		43,343,206

Construction & Engineering – 1.3%
AECOM Technology Corp. (a)	274,100	7,850,224
Granite Construction, Inc.	78,950	2,250,075
KBR, Inc.	349,050	11,448,840
Shaw Group, Inc. (a)	196,500	7,804,980
URS Corp. (a)	191,325	8,902,352

Construction & Engineering Total		38,256,471

Electrical Equipment – 1.7%
Acuity Brands, Inc.	99,550	5,626,566
AMETEK, Inc.	370,125	15,526,744
Hubbell, Inc., Class B	138,800	9,370,388
Regal-Beloit Corp.	89,300	6,514,435
Thomas & Betts Corp. (a)	119,800	6,635,722
Woodward Governor Co.	137,050	4,507,574

Electrical Equipment Total		48,181,429

Industrial Conglomerates – 0.2%
Carlisle Companies, Inc.	141,050	6,066,561

Industrial Conglomerates Total		6,066,561

Machinery – 5.5%
AGCO Corp. (a)	215,150	11,785,917
Bucyrus International, Inc.	187,350	17,060,091
Crane Co.	106,725	5,041,689
Donaldson Co., Inc.	176,925	9,960,877
Gardner Denver, Inc.	121,375	8,877,367
Graco, Inc.	138,437	5,635,770
Harsco Corp.	186,150	6,360,746
IDEX Corp.	189,325	7,807,763
Kennametal, Inc.	189,800	7,299,708
Lincoln Electric Holdings, Inc.	97,700	6,973,826
Nordson Corp.	78,475	8,546,712
Oshkosh Corp. (a)	209,750	7,481,783
Pentair, Inc.	228,200	8,461,656

See Accompanying Notes to Financial Statements.

11

Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
SPX Corp.	116,100	9,260,136
Terex Corp. (a)	251,850	8,499,938
Timken Co.	186,375	9,080,190
Trinity Industries, Inc.	184,375	5,743,281
Valmont Industries, Inc.	49,350	5,037,648
Wabtec Corp.	110,875	6,293,265

Machinery Total		155,208,363

Marine – 0.4%
Alexander & Baldwin, Inc.	95,450	4,003,173
Kirby Corp. (a)	123,800	6,851,092

Marine Total		10,854,265

Professional Services – 1.0%
Corporate Executive Board Co.	79,275	3,176,549
FTI Consulting, Inc. (a)	107,425	3,543,951
Korn/Ferry International (a)	107,075	2,447,735
Manpower, Inc.	188,625	11,977,687
Towers Watson & Co., Class A	104,725	6,157,830

Professional Services Total		27,303,752

Road & Rail – 1.2%
Con-way, Inc.	126,675	4,124,538
J.B. Hunt Transport Services, Inc.	205,200	8,538,372
Kansas City Southern (a)	237,250	12,773,540
Landstar System, Inc.	113,575	5,050,681
Werner Enterprises, Inc.	102,493	2,413,710

Road & Rail Total		32,900,841

Trading Companies & Distributors – 0.7%
GATX Corp.	107,100	3,715,299
MSC Industrial Direct Co., Class A	103,025	6,510,150
United Rentals, Inc. (a)	139,950	4,335,651
Watsco, Inc.	64,400	4,158,952

Trading Companies & Distributors Total		18,720,052

Industrials Total		409,408,664

Information Technology – 15.7%
Communications Equipment – 1.4%
Adtran, Inc.	145,850	6,633,258
Ciena Corp. (a)	216,325	5,964,080
Plantronics, Inc.	110,100	3,841,389
Polycom, Inc. (a)	197,500	9,440,500
Riverbed Technology, Inc. (a)	339,900	14,034,471

Communications Equipment Total		39,913,698
Computers & Peripherals – 0.6%
Diebold, Inc.	151,900	5,340,804
NCR Corp. (a)	368,350	7,035,485

	Shares	Value ($)
QLogic Corp. (a)	244,200	4,410,252

Computers & Peripherals Total		16,786,541

Electronic Equipment, Instruments & Components – 2.4%
Arrow Electronics, Inc. (a)	267,775	10,496,780
Avnet, Inc. (a)	351,425	12,022,249
Ingram Micro, Inc., Class A (a)	362,575	7,226,120
Itron, Inc. (a)	93,475	5,300,967
National Instruments Corp.	203,418	6,332,402
Tech Data Corp. (a)	107,775	5,343,485
Trimble Navigation Ltd. (a)	277,725	13,650,184
Vishay Intertechnology, Inc. (a)	381,375	6,654,994

Electronic Equipment, Instruments & Components Total		67,027,181

Internet Software & Services – 1.0%
AOL, Inc. (a)	246,850	5,151,759
Digital River, Inc. (a)	91,775	3,081,805
Equinix, Inc. (a)	106,350	9,192,894
Rackspace Hosting, Inc. (a)	224,600	8,289,986
ValueClick, Inc. (a)	186,700	2,787,431

Internet Software & Services Total		28,503,875

IT Services – 2.5%
Acxiom Corp. (a)	185,450	3,178,613
Alliance Data Systems Corp. (a)	120,200	9,464,548
Broadridge Financial Solutions, Inc.	289,075	6,625,599
Convergys Corp. (a)	281,725	3,963,871
CoreLogic, Inc.	240,825	4,491,386
DST Systems, Inc.	82,350	4,199,850
Gartner, Inc. (a)	197,700	7,457,244
Global Payments, Inc.	184,200	8,839,758
Jack Henry & Associates, Inc.	198,000	6,318,180
Lender Processing Services, Inc.	211,150	7,193,881
Mantech International Corp., Class A (a)	52,200	2,255,040
NeuStar, Inc., Class A (a)	170,600	4,307,650
SRA International, Inc., Class A (a)	99,075	2,697,812

IT Services Total		70,993,432

Office Electronics – 0.2%
Zebra Technologies Corp., Class A (a)	130,700	4,877,724

Office Electronics Total		4,877,724

Semiconductors & Semiconductor Equipment – 3.5%
Atmel Corp. (a)	1,059,750	15,557,130
Cree, Inc. (a)	250,750	13,207,002
Cypress Semiconductor Corp. (a)	385,200	8,073,792
Fairchild Semiconductor International, Inc. (a)	286,350	5,042,624

See Accompanying Notes to Financial Statements.

12

Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Integrated Device Technology, Inc. (a)	354,992	2,751,188
International Rectifier Corp. (a)	160,475	5,157,667
Intersil Corp., Class A	287,575	3,678,084
Lam Research Corp. (a)	284,350	15,610,815
RF Micro Devices, Inc. (a)	635,550	4,766,625
Semtech Corp. (a)	144,200	3,414,656
Silicon Laboratories, Inc. (a)	101,125	4,591,075
Skyworks Solutions, Inc. (a)	423,875	15,234,067

Semiconductors & Semiconductor Equipment Total		97,084,725

Software – 4.1%
ACI Worldwide, Inc. (a)	76,775	2,403,825
Advent Software, Inc. (a)	73,850	2,141,650
ANSYS, Inc. (a)	210,450	11,852,544
Cadence Design Systems, Inc. (a)	617,900	6,148,105
Concur Technologies, Inc. (a)	105,400	5,483,962
FactSet Research Systems, Inc.	107,250	11,248,380
Fair Isaac Corp.	92,225	2,577,689
Informatica Corp. (a)	216,975	10,199,995
Mentor Graphics Corp. (a)	253,625	4,032,638
Micros Systems, Inc. (a)	186,350	8,877,714
Parametric Technology Corp. (a)	272,475	6,457,658
Quest Software, Inc. (a)	139,075	3,725,819
Rovi Corp. (a)	255,775	14,175,050
Solera Holdings, Inc.	162,400	8,295,392
Synopsys, Inc. (a)	343,525	9,522,513
TIBCO Software, Inc. (a)	386,075	9,505,166

Software Total		116,648,100

Information Technology Total		441,835,276

Materials – 6.5%
Chemicals – 3.2%
Albemarle Corp.	211,725	12,186,891
Ashland, Inc.	182,325	10,264,897
Cabot Corp.	151,200	6,540,912
Cytec Industries, Inc.	114,150	6,487,144
Intrepid Potash, Inc. (a)	102,425	3,953,605
Lubrizol Corp.	151,775	16,523,744
Minerals Technologies, Inc.	42,775	2,775,242
NewMarket Corp.	22,800	2,920,908
Olin Corp.	183,950	3,423,310
RPM International, Inc.	298,100	6,847,357
Scotts Miracle-Gro Co., Class A	106,275	5,969,467
Sensient Technologies Corp.	114,875	3,834,528
Valspar Corp.	227,700	8,657,154

Chemicals Total		90,385,159

	Shares	Value ($)

Construction Materials – 0.3%
Martin Marietta Materials, Inc.	105,300	9,356,958

Construction Materials Total		9,356,958

Containers & Packaging – 1.6%
AptarGroup, Inc.	155,075	7,469,962
Greif, Inc., Class A	71,950	4,652,287
Packaging Corp. of America	237,100	6,826,109
Rock-Tenn Co., Class A	89,975	6,176,784
Silgan Holdings, Inc.	116,100	4,235,328
Sonoco Products Co.	237,900	8,583,432
Temple-Inland, Inc.	249,300	5,831,127

Containers & Packaging Total		43,775,029

Metals & Mining – 1.3%
Carpenter Technology Corp.	101,675	4,227,647
Commercial Metals Co.	264,475	4,408,798
Compass Minerals International, Inc.	75,700	7,075,679
Reliance Steel & Aluminum Co.	172,525	9,545,808
Steel Dynamics, Inc.	501,875	9,264,613
Worthington Industries, Inc.	128,400	2,485,824

Metals & Mining Total		37,008,369

Paper & Forest Products – 0.1%
Louisiana-Pacific Corp. (a)	305,125	3,148,890

Paper & Forest Products Total		3,148,890

Materials Total		183,674,405

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.2%
tw telecom, Inc. (a)	349,825	6,506,745

Diversified Telecommunication Services Total		6,506,745

Wireless Telecommunication Services – 0.3%
Telephone & Data Systems, Inc.	212,491	7,150,322

Wireless Telecommunication Services Total		7,150,322

Telecommunication Services Total		13,657,067

Utilities – 5.7%
Electric Utilities – 1.6%
Cleco Corp.	140,500	4,545,175
DPL, Inc.	275,050	7,156,801
Great Plains Energy, Inc.	313,654	6,022,157
Hawaiian Electric Industries, Inc.	217,675	5,256,851
IDACORP, Inc.	113,550	4,285,377
NV Energy, Inc.	543,825	7,988,790
PNM Resources, Inc.	200,375	2,666,991
Westar Energy, Inc.	257,550	6,696,300

Electric Utilities Total		44,618,442

See Accompanying Notes to Financial Statements.

13

Columbia Mid Cap Index Fund

February 28, 2011

Common Stocks (continued)

	Shares	Value ($)
Utilities (continued)
Gas Utilities – 2.1%
AGL Resources, Inc.	180,475	6,859,855
Atmos Energy Corp.	209,125	7,072,608
Energen Corp.	166,275	10,159,402
National Fuel Gas Co.	190,050	13,854,645
Questar Corp.	403,825	7,216,353
UGI Corp.	255,400	8,144,706
WGL Holdings, Inc.	118,100	4,487,800

Gas Utilities Total		57,795,369

Independent Power Producers & Energy Traders – 0.0%
Dynegy, Inc. (a)	237,665	1,376,080

Independent Power Producers & Energy Traders Total		1,376,080

Multi-Utilities – 1.7%
Alliant Energy Corp.	256,375	10,096,048
Black Hills Corp.	90,800	2,798,456
MDU Resources Group, Inc.	435,305	9,345,998
NSTAR	239,525	10,814,554
OGE Energy Corp.	225,375	10,840,537
Vectren Corp.	188,800	4,969,216

Multi-Utilities Total		48,864,809

Water Utilities – 0.3%
Aqua America, Inc.	317,999	7,161,337

Water Utilities Total		7,161,337

Utilities Total		159,816,037

Total Common Stocks (cost of $2,051,122,328)		2,725,831,122

Short-Term Obligation – 2.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $71,536,900 (repurchase proceeds $70,132,175)	70,132,000	70,132,000

Total Short-Term Obligation (cost of $70,132,000)		70,132,000

Total Investments – 99.2% (cost of $2,121,254,328) (b)		2,795,963,122

Other Assets & Liabilities, Net – 0.8%		23,218,842

Net Assets – 100.0%		2,819,181,964

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $2,138,650,343.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See Accompanying Notes to Financial Statements.

14

Columbia Mid Cap Index Fund

February 28, 2011

The following table summarizes the inputs used, as of February 28, 2011, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,725,831,122	$—	$—	$2,725,831,122
Total Short-Term Obligation	—	70,132,000	—	70,132,000

Total Investments	2,725,831,122	70,132,000	—	2,795,963,122

Unrealized Appreciation on Futures Contracts	2,079,973	—	—	2,079,973

Total	$2,727,911,095	$70,132,000	$—	$2,798,043,095

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk
S&P Mid Cap 400 Index	961	$92,822,990	$90,743,017	Mar-2011	$2,079,973

On February 28, 2011, cash of $7,415,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

At February 28, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	19.4
Information Technology	15.7
Industrials	14.5
Consumer Discretionary	13.6
Health Care	11.0
Materials	6.5
Energy	6.4
Utilities	5.7
Consumer Staples	3.4
Telecommunication Services	0.5

96.7
Short-Term Obligation	2.5
Other Assets & Liabilities	0.8

100.0

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia Mid Cap Index Fund

February 28, 2011

		($)
Assets	Investments, at identified cost	2,121,254,328

	Investments, at value	2,795,963,122
	Cash	312
	Cash collateral for open futures contracts	7,415,000
	Receivable for:
	Investments sold	23,548,589
	Fund shares sold	6,117,134
	Dividends	2,486,155
	Interest	175
	Futures variation margin	266,518
	Expense reimbursement due from Investment Manager	414,795
	Prepaid expenses	7,684

	Total Assets	2,836,219,484

Liabilities	Payable for:
	Investments purchased	12,236,498
	Fund shares repurchased	3,958,118
	Investment advisory fee	213,614
	Administration fee	201,946
	Pricing and bookkeeping fees	12,463
	Transfer agent fee	160,428
	Trustees’ fees	57,501
	Custody fee	15,368
	Reports to shareholders	56,956
	Distribution and service fees	63,596
	Chief compliance officer expenses	547
	Other liabilities	60,485

	Total Liabilities	17,037,520

	Net Assets	2,819,181,964

Net Assets Consist of	Paid-in capital	2,094,374,635
	Undistributed net investment income	901,715
	Accumulated net realized gain	47,116,847
	Net unrealized appreciation (depreciation) on:
	Investments	674,708,794
	Futures contracts	2,079,973

	Net Assets	2,819,181,964

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Index Fund

February 28, 2011

		($)

Class A	Net assets	$339,724,280
	Shares outstanding	27,560,050
	Net asset value and offering price per share	$12.33

Class I (a)	Net assets	$3,015
	Shares outstanding	245
	Net asset value and offering price per share	$12.29	(b)

Class Z	Net assets	$2,479,454,669
	Shares outstanding	201,750,129
	Net asset value and offering price per share	$12.29

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Net asset value rounds to $12.29 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

17

Statement of Operations – Columbia Mid Cap Index Fund

For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	29,127,223
	Interest	59,428

	Total Investment Income	29,186,651

Expenses	Investment advisory fee	2,282,121
	Administration fee	2,142,120
	Distribution and service fees:
	Class A	587,990
	Transfer agent fee:
	Class A and Class Z	497,129
	Pricing and bookkeeping fees	145,325
	Trustees’ fees	55,590
	Custody fee	67,152
	Chief compliance officer expenses	3,154
	Other expenses	510,963

	Total Expenses	6,291,544

	Fees waived or expenses reimbursed by Investment Manager	(1,141,790)
	Expense reductions	(148)

	Net Expenses	5,149,606

	Net Investment Income	24,037,045

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	102,452,311
	Futures contracts	7,578,141

	Net realized gain	110,030,452

	Net change in unrealized appreciation (depreciation) on:
	Investments	529,588,229
	Futures contracts	1,401,465

	Net change in unrealized appreciation (depreciation)	530,989,694

	Net Gain	641,020,146

	Net Increase Resulting from Operations	665,057,191

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets – Columbia Mid Cap Index Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	24,037,045	21,504,888
	Net realized gain on investments and futures contracts	110,030,452	37,595,197
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	530,989,694	681,132,574

	Net increase resulting from operations	665,057,191	740,232,659

Distributions to Shareholders	From net investment income:
	Class A	(2,107,030)	(1,420,519)
	Class I	(26)	—
	Class Z	(21,678,975)	(19,433,668)
	From net realized gains:
	Class A	(1,223,725)	—
	Class I	(12)	—
	Class Z	(9,765,119)	—

	Total distributions to shareholders	(34,774,887)	(20,854,187)

	Net Capital Stock Transactions	229,495,259	209,114,341

	Total increase in net assets	859,777,563	928,492,813

Net Assets	Beginning of period	1,959,404,401	1,030,911,588
	End of period	2,819,181,964	1,959,404,401
	Undistributed net investment income at end of period	901,715	650,701

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Index Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	17,066,820	180,579,120	12,078,503	97,893,567
Distributions reinvested	284,194	3,250,276	157,418	1,407,319
Redemptions	(7,622,051)	(80,137,504)	(4,762,299)	(38,843,152)

Net increase	9,728,963	103,691,892	7,473,622	60,457,734

Class I
Subscriptions	245	2,500	—	—

Net increase	245	2,500	—	—

Class Z
Subscriptions	47,413,396	499,135,492	55,867,583	430,622,558
Distributions reinvested	1,768,997	20,094,343	1,281,976	11,409,592
Redemptions	(37,856,190)	(393,428,968)	(36,866,052)	(293,375,543)

Net increase	11,326,203	125,800,867	20,283,507	148,656,607

(a)	Class I shares commenced operations on September 27, 2010.
(b)	Class I shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2011	2010	2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.44	$5.73	$10.86		$12.61	$12.49		$10.92

Income from Investment Operations:
Net investment income (c)	0.09	0.09	0.12		0.14	0.12		0.12
Net realized and unrealized gain (loss) on investments and futures contracts	2.94	3.71	(4.55)		(0.64)	0.64		2.15

Total from investment operations	3.03	3.80	(4.43)		(0.50)	0.76		2.27

Less Distributions to Shareholders:
From net investment income	(0.09)	(0.09)	(0.14)		(0.12)	(0.10)		(0.12)
From net realized gains	(0.05)	—	(0.56)		(1.13)	(0.54)		(0.58)

Total distributions to shareholders	(0.14)	(0.09)	(0.70)		(1.25)	(0.64)		(0.70)

Net Asset Value, End of Period	$12.33	$9.44	$5.73		$10.86	$12.61		$12.49
Total return (d)(e)	32.16%	66.35%	(42.11)%		(4.94)%	6.61	%(f)(g)	21.37%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.45%	0.43%	0.39%		0.39%	0.39	%(i)	0.39%
Interest expense	—	—	—	%(j)	—	—		—	%(j)
Net expenses (h)	0.45%	0.43%	0.39%		0.39%	0.39	%(i)	0.39%
Waiver/Reimbursement	0.05%	0.06%	0.10%		0.08%	0.09	%(i)	0.15	%(k)
Net investment income (h)	0.83%	1.10%	1.36%		1.13%	1.08	%(i)	1.00%
Portfolio turnover rate	10%	15%	28%		26%	18	%(f)	24%
Net assets, end of period (000s)	$339,724	$168,264	$59,374		$72,095	$49,555		$18,115

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact less than 0.01% on total return.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% for the year ended March 31, 2006.

21

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$10.19

Income from Investment Operations:
Net investment income (b)	0.04
Net realized and unrealized gain on investments and futures contracts	2.22

Total from investment operations	2.26

Less Distributions to Shareholders:
From net investment income	(0.11)
From net realized gains	(0.05)

Total distributions to shareholders	(0.16)

Net Asset Value, End of Period	$12.29
Total return (c)(d)(e)	22.27%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.19%
Waiver/Reimbursement (g)	0.04%
Net investment income (f)(g)	0.92%
Portfolio turnover rate (e)	10%
Net assets, end of period (000s)	$3

(a) Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2011	2010	2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.41	$5.71	$10.84		$12.61	$12.52		$10.94

Income from Investment Operations:
Net investment income (c)	0.11	0.11	0.15		0.17	0.14		0.14
Net realized and unrealized gain (loss) on investments and futures contracts	2.93	3.69	(4.55)		(0.64)	0.64		2.17

Total from investment operations	3.04	3.80	(4.40)		(0.47)	0.78		2.31

Less Distributions to Shareholders:
From net investment income	(0.11)	(0.10)	(0.17)		(0.17)	(0.15)		(0.15)
From net realized gains	(0.05)	—	(0.56)		(1.13)	(0.54)		(0.58)

Total distributions to shareholders	(0.16)	(0.10)	(0.73)		(1.30)	(0.69)		(0.73)

Net Asset Value, End of Period	$12.29	$9.41	$5.71		$10.84	$12.61		$12.52
Total return (d)(e)	32.45%	66.71%	(41.92)%		(4.75)%	6.82	%(f)(g)	21.71%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.20%	0.18%	0.14%		0.14%	0.14	%(i)	0.14%
Interest expense	—	—	—	%(j)	—	—		—	%(j)
Net expenses (h)	0.20%	0.18%	0.14%		0.14%	0.14	%(i)	0.14%
Waiver/Reimbursement	0.05%	0.06%	0.10%		0.08%	0.09	%(i)	0.15	%(k)
Net investment income (h)	1.08%	1.36%	1.59%		1.38%	1.30	%(i)	1.25%
Portfolio turnover rate	10%	15%	28%		26%	18	%(g)	24%
Net assets, end of period (000s)	$2,479,455	$1,791,140	$971,538		$1,875,184	$2,033,709		$1,996,247

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% for the year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Mid Cap Index Fund

February 28, 2011

Note 1. Organization

Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s MidCap 400 Index.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are not subject to sales charges.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provides more detailed information about the derivative type held by the Fund:

Futures Contracts: The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

24

Columbia Mid Cap Index Fund

February 28, 2011

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2011, the Fund entered into 7,746 futures contracts.

Effect of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of February 28, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value*	Liabilities	Fair Value*
Futures Variation Margin	$266,518	—	$—

*	Includes the current day’s variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2011:

	Amount of Realized Gain and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk	Net Realized Gain	Change in Unrealized Appreciation
Futures Contracts	$7,578,141	$1,401,465

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

25

Columbia Mid Cap Index Fund

February 28, 2011

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.10% of the Fund’s average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Fund and provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.10% of the Fund’s average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees

26

Columbia Mid Cap Index Fund

February 28, 2011

note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.02% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Distribution and Shareholder Servicing Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

The Trust has adopted a combined distribution and shareholder servicing plan for the Class A shares of the Fund at a maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The shareholder servicing plan permits the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the Class A shares of the Fund. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are

27

Columbia Mid Cap Index Fund

February 28, 2011

charged as expenses of the Fund directly to the Class A shares. A substantial portion of the expenses incurred pursuant to this plan is paid to affiliates of the New Distributor.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.45%, 0.19% and 0.20% of the Fund’s average daily net assets attributable to Class A, Class I and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.20% annually of the Fund’s average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant’s deferral account was based on the rate of return of BofA Treasury Reserves. Trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations are included in “Trustees’ fees” on the Statement of Operations. Liabilities under the deferred compensation plan are included in “Trustees’ fees” on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $148 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $453,544,891 and $266,116,681, respectively, for the year ended February 28, 2011.

Note 6. Shareholder Concentration

As of February 28, 2011, three shareholder accounts owned 58.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are

28

Columbia Mid Cap Index Fund

February 28, 2011

available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28, 2011	February 28, 2010
Distributions paid from:
Ordinary Income*	$23,786,031	$20,854,187
Long-Term Capital Gains	10,988,856	—
*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$9,773,661	$57,720,889	$657,312,779
*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$813,453,937
Unrealized depreciation	(156,141,158)

Net unrealized appreciation	$657,312,779

Capital loss carryforwards of $31,857,274 were utilized during the year ended February 28, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The

29

Columbia Mid Cap Index Fund

February 28, 2011

plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the “Fund”) (a series of Columbia Funds Series Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2011

31

Federal Income Tax Information (Unaudited) – Columbia Mid Cap Index Fund

February 28, 2011

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended February 28, 2011, $72,145,232, or, if subsequently determined to be different, the net capital gain of such year.

74.01% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 74.03%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee–BofA Funds Series Trust.

William P. Carmichael (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired. Oversees 44; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–McMoRan Exploration Company (oil and gas exploration and development); Director–The Finish Line (athletic shoes and apparel); Trustee–BofA Funds Series Trust; Former Director–Simmons Company (bedding).

William A. Hawkins (Born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–CNO Financial Inc. (formerly Conseco Inc.) (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee–BofA Funds Series Trust.

John J. Nagorniak (Born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 44; Director–MIT Investment Company; Trustee–MIT 401k Plan.

Minor M. Shaw (Born 1947)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 44; Board Member–Piedmont Natural Gas; Trustee–BofA Funds Series Trust.

33

Fund Governance (continued)

Interested Trustee (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director–Renaissance Reinsurance Ltd; Trustee–Penn Mutual Life Insurance Company; Director–Citigroup, Inc.; Citibank, N.A.; Trustee–BofA Funds Series Trust.

[1]

Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through its subsidiaries and affiliates may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

Michael A. Jones ( Born 1959)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Jullan Quero (Born 1967)
225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Mid Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1691 A (04/11)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the nineteen series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$588,600	$646,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2011 and 2010 also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$121,700	$87,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended February 28, 2011 and February 28, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$85,200	$83,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2010, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended February 28, 2011 and February 28, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$875,300	$1,119,400

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business. Fiscal year 2011 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 28, 2011 and February 28, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$1,082,200	$1,290,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 21, 2011